                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Advanta Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement (if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    No fee required.

[X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:
                                       N/A
              ------------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:
                                       N/A
              ------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                 $1,021,632,000
              ------------------------------------------------------------------
              (Amount represents estimated proceeds based on the purchase and sale agreement provisions applied to the September 30, 2000 book value of assets and liabilities in the proposed transaction.)

       (4)    Proposed maximum aggregate value of transaction:
                                 $1,021,632,000
              ------------------------------------------------------------------

       (5)    Total fee paid:
                                   $204,327
              ------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

       (1)    Amount previously paid:

              ------------------------------------------------------------------

       (2)    Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------

       (3)    Filing Party:

              ------------------------------------------------------------------

       (4)    Date Filed:

              ------------------------------------------------------------------

                                 [ADVANTA LOGO]
                             WELSH AND MCKEAN ROADS
                                  P.O. BOX 844
                      SPRING HOUSE, PENNSYLVANIA 19477-0844

_______________, 2001

Dear Stockholder:

         You are cordially invited to attend a special meeting of stockholders of Advanta Corp. to be held on February 27, 2001, at 1:00 p.m., local time, at our corporate headquarters, Welsh and McKean Roads, Spring House, Pennsylvania.

         At this important meeting, you will be asked to consider and to vote upon a proposal to approve the purchase and sale agreement that provides for the sale, transfer and assignment to Chase Manhattan Mortgage Corporation of substantially all of the assets associated with our mortgage business. A copy of the purchase and sale agreement is attached to the accompanying proxy statement as Annex I. Following the transaction, we will no longer operate a mortgage business. We will continue to operate our other financial services businesses, the products of which include business credit cards, insurance, and deposit products, and to make venture capital investments through our affiliates, including Advanta Partners LP. We also will continue to operate our small ticket equipment leasing business while we pursue strategic alternatives relating to that business.

         We urge you to read the accompanying proxy statement which includes details about the proposed sale of our mortgage business and other important information about us, including pro forma financial information.

         Our board of directors has carefully reviewed and considered the terms and conditions of the proposed sale of our mortgage business and has received the opinion of its financial advisor, Salomon Smith Barney, as to the fairness of the consideration to be received by Advanta Corp. from a financial point of view.

         The proposed sale of our mortgage business described in the accompanying proxy statement will be completed only if it is approved by a majority of the votes that are entitled to be cast by holders of shares of our Class A Common Stock and Class A Preferred Stock, voting together as a single class. Whether or not you plan to attend the meeting, we urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying postage-paid envelope. You may, of course, attend the meeting and vote in person, even if you have previously returned your proxy.

         OUR BOARD OF DIRECTORS HAS APPROVED THE PURCHASE AND SALE AGREEMENT AND THE TRANSACTIONS PROVIDED FOR IN THE PURCHASE AND SALE AGREEMENT ON THE TERMS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF the purchase and sale agreement and the transactions provided for in the purchase and sale agreement. The sale of our mortgage business represents an important step in our efforts to deliver value to our stockholders.


                                       Sincerely,

                                       /s/ Dennis Alter
                                       -------------------------------
                                       Dennis Alter
                                       Chairman of the Board and Chief
                                       Executive Officer

                                 [ADVANTA LOGO]

                             WELSH AND MCKEAN ROADS
                                  P.O. BOX 844
                      SPRING HOUSE, PENNSYLVANIA 19477-0844

                          -----------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                              _______________, 2001

         We will hold a special meeting of stockholders of Advanta Corp. on February 27, 2001 at 1:00 p.m., local time, at our headquarters, Welsh and McKean Roads, Spring House, Pennsylvania for the following purpose:

         To consider and vote upon a proposal to approve the purchase and sale agreement, dated as of January 8, 2001, by and between Advanta Corp. and Chase Manhattan Mortgage Corporation, and the transactions provided for in the purchase and sale agreement.

         The purchase and sale agreement provides for the sale, transfer and assignment of substantially all of the assets and operating liabilities associated with our mortgage business, which liabilities consist primarily of our contractual obligations and other liabilities that appear on our balance sheet, as well as specified contingent liabilities arising out of our operation of the mortgage business before closing that are identified in the purchase and sale agreement. A copy of the purchase and sale agreement is attached as Annex I to the proxy statement that accompanies this notice.

         Only holders of record of our Class A Common Stock and our Class A Preferred Stock at the close of business on January 22, 2001 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement of the meeting.

          We describe the proposal in more detail in the accompanying proxy statement, which you should read carefully before you vote. THE ENCLOSED PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS. We urge you to date, sign and return the enclosed proxy promptly. We are enclosing a postage-paid reply envelope for your convenience. You are cordially invited to attend the meeting in person. The return of the enclosed proxy will not affect your right to vote if you attend the meeting in person.

         Under the Delaware General Corporation Law, stockholders will not have any right in connection with the proposed transaction to dissent and seek appraisal of their shares of our capital stock.

                                       By Order of the Board of Directors,

                                       /s/ Elizabeth H. Mai
                                       ------------------------------------
                                       Elizabeth H. Mai
                                       Senior Vice President, Secretary and
                                       General Counsel

Dated:  ____________, 2001

                                 PROXY STATEMENT


         We are furnishing this proxy statement to the holders of shares of our Class A Common Stock and Class A Preferred Stock in connection with the solicitation of proxies by our board of directors for use at a special meeting of stockholders to be held on February 27, 2001, at 1:00 p.m. local time, at our corporate headquarters, Welsh and McKean Roads, Spring House, Pennsylvania and at any adjournment or postponement of the meeting.

         All references in this proxy statement to "we," "us," "our" or "Advanta" mean Advanta Corp., or, where the context indicates, Advanta Corp. and its subsidiaries.

         The date of this proxy statement is ____________, 2001. We are first mailing this proxy statement, the attached notice and the enclosed proxy card to stockholders on or about ____________, 2001.


                                TABLE OF CONTENTS

                                                                                                                    Page

SUMMARY TERM SHEET.............................................................................................      -i-

THE SPECIAL MEETING............................................................................................      -1-
         Date, Time and Place of Special Meeting of Stockholders...............................................      -1-
         Record Date and Outstanding Shares....................................................................      -1-
         Voting Rights; Quorum and Vote Required...............................................................      -1-
         Proxies ..............................................................................................      -2-
         Solicitation of Proxies and Expenses..................................................................      -3-

THE TRANSACTION................................................................................................      -3-
         General...............................................................................................      -3-
         Background of the Transaction.........................................................................      -4-
         Recommendation of the Board of Directors and Reasons for the Transaction..............................      -7-
         Opinion of Our Financial Advisor......................................................................      -8-
                  Precedent Transactions Analysis..............................................................     -10-
                  Discounted Cash Flow Analysis................................................................     -11-
                  Comparable Company Analysis..................................................................     -11-
         Structure of the Transaction..........................................................................     -14-
         Effects of the Transaction; Conduct of Our Business after the Transaction.............................     -14-
         Interest of Certain Persons in Matters to Be Acted Upon...............................................     -15-
         Statement of Accounting Treatment.....................................................................     -16-

         Certain Federal Income Tax Consequences...............................................................     -16-
         No Appraisal Rights...................................................................................     -17-

THE PURCHASE AND SALE AGREEMENT................................................................................     -17-
         Purchase and Purchase Price...........................................................................     -17-
         The Closing...........................................................................................     -18-
         Ancillary Agreements..................................................................................     -18-
         Conditions to the Transaction.........................................................................     -19-
                  Conditions to Our Obligation to Close........................................................     -19-
                  Conditions to Buyer's Obligation to Close....................................................     -20-
         Representations and Warranties........................................................................     -23-
         Covenants.............................................................................................     -24-
                  Our Conduct of Business......................................................................     -24-
                  Conduct of Buyer.............................................................................     -25-
                  Regulatory Agreements........................................................................     -25-
                  No Solicitation..............................................................................     -25-
                  Regulatory Matters; Other Consents...........................................................     -26-
                  Employment Matters...........................................................................     -26-
                  Taxes .......................................................................................     -27-
                  Real Estate Matters..........................................................................     -28-
                  Non-Competition and Non-Solicitation.........................................................     -28-
                  Sale of Mortgage Loans to Buyer..............................................................     -29-
                  Buyer to Perform Obligations under Corporate Finance Program.................................     -29-
         Insurance Related Activities..........................................................................     -30-
         Termination...........................................................................................     -30-
         Indemnification.......................................................................................     -32-
         Litigation Management.................................................................................     -33-
         Fees and Expenses.....................................................................................     -33-
         Assignment............................................................................................     -34-

OWNERSHIP OF ADVANTA SHARES....................................................................................     -34-
         Security Ownership Of Certain Beneficial Owners.......................................................     -34-
         Security Ownership of Management......................................................................     -36-

SELECTED FINANCIAL DATA........................................................................................     -40-

UNAUDITED PRO FORMA FINANCIAL INFORMATION......................................................................     -42-

UNAUDITED FINANCIAL STATEMENTS OF ADVANTA MORTGAGE.............................................................     -47-

INFORMATION ABOUT ADVANTA......................................................................................     -69-

INFORMATION ABOUT BUYER........................................................................................     -70-

REGULATORY AND OTHER APPROVALS.................................................................................     -70-

INDEPENDENT PUBLIC ACCOUNTANTS.................................................................................     -70-

WHERE YOU CAN FIND MORE INFORMATION - INCORPORATION OF INFORMATION BY REFERENCE................................     -70-

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF ADVANTA STOCKHOLDERS......................................     -71-

FORWARD-LOOKING STATEMENTS.....................................................................................     -72-

                               SUMMARY TERM SHEET

         This summary term sheet highlights some of the important information contained in this proxy statement. It may not contain all of the information that is important to you. To fully understand the sale of our mortgage business to Chase Manhattan Mortgage Corporation, and for a more complete description of the legal terms and conditions of the transaction, you should read carefully this entire proxy statement and the documents to which we refer you, including the purchase and sale agreement included as Annex I to this proxy statement. See "Where You Can Find More Information - Incorporation of Information by Reference."


Advanta Corp...........................................     We are a nationwide provider of financial services.
Welsh and McKean Roads                                      We offer diverse and innovative products to consumers
P.O. Box 844                                                and small businesses.  Our consumer products include
Spring House, Pennsylvania 19477-0844                       first and second lien non-conforming residential
(215) 657-4000                                              mortgage loans.  Our mortgage loans are considered
                                                            "non-conforming" because we underwrite loans with credit
                                                            characteristics that do not meet the underwriting
                                                            guidelines of federal mortgage agencies, such as
                                                            the Federal National Mortgage Association
                                                            and the Federal Home Loan Mortgage Corporation. We
                                                            service all of the mortgage loans that we originate. We
                                                            also service the non-conforming mortgage loans of
                                                            third parties for a fee.

                                                            In addition, we offer business credit cards and
                                                            equipment leases to small businesses. Our basic business
                                                            card product is an unsecured MasterCard(R)* business credit card. The majority of our equipment leases are for
                                                            small-ticket items such as computers, copiers, fax
                                                            machines and other office equipment.

                                                            We offer deposit products and operate Advanta Insurance,
                                                            which offers a variety of credit related insurance
                                                            products. We also make venture capital investments
                                                            through our affiliates, including Advanta Partners LP. See
                                                            "Information About Advanta."

                       * MasterCard(R) is a federally registered servicemark of MasterCard International, Inc.

Chase Manhattan Mortgage Corporation...................     The buyer, Chase Manhattan Mortgage Corporation, and
343 Thornall Street                                         its affiliates are engaged in the origination and
Edison, New Jersey  08837                                   servicing of residential mortgage products, including
(732) 205-0600                                              prime and subprime mortgages and home equity and
                                                            manufactured housing loans.  The buyer is a subsidiary
                                                            of J.P. Morgan Chase & Co., which is a premier global
                                                            financial services firm.  See "Information About
                                                            Buyer."

Time and Place of Special Stockholder                       We will hold the meeting on February 27, 2001, at 1:00
Meeting................................................     p.m., local time, at our corporate headquarters
                                                            located at Welsh and McKean Roads, Spring House,
                                                            Pennsylvania.

Proposal...............................................     At the meeting, you will be asked to consider and vote
                                                            on a proposal to approve the purchase and sale
                                                            agreement, dated as of January 8, 2001, by and between
                                                            Advanta Corp. and the buyer and the transactions
                                                            provided for in the purchase and sale agreement.

                                                            The purchase and sale agreement provides for the
                                                            sale, transfer and assignment to the buyer and its
                                                            affiliates of substantially all of the assets and
                                                            operating liabilities associated with our
                                                            mortgage business, which liabilities consist primarily of
                                                            our contractual obligations and other liabilities
                                                            that appear on our balance sheet, as well as specified
                                                            contingent liabilities arising out of our operation
                                                            of the mortgage business before closing that are
                                                            identified in the purchase and

                                                            sale agreement. See "The Transaction."

Voting.................................................     You may vote at the meeting if you owned of record
                                                            shares of our Class A Common Stock or Class A
                                                            Preferred Stock at the close of business on January
                                                            22, 2001.  You will be entitled to cast one vote for
                                                            each share of Class A Common Stock and one half vote
                                                            for each share of Class A Preferred Stock that you
                                                            owned at that time.  See "The Special Meeting - Record
                                                            Date and Outstanding Shares" and " - Voting Rights;
                                                            Quorum and Vote Required."

                                                            Delaware law does not require that we obtain stockholder
                                                            approval of the purchase and sale agreement and the
                                                            transactions provided for in the purchase and sale
                                                            agreement. The purchase and sale agreement provides
                                                            that the closing under the purchase and sale agreement
                                                            is conditioned upon us obtaining the approval by the
                                                            affirmative vote of a majority of the votes entitled to be cast by the holders of our Class A Common Stock and our
                                                            Class A Preferred Stock, voting together as a single
                                                            class. The sale of some loans receivable currently
                                                            on our balance sheet and a small portion of our residual
                                                            assets to the buyer or its affiliates, which sale is not
                                                            contingent upon stockholder approval, is expected to occur before the closing under the purchase and sale agreement.
                                                            Under applicable Delaware law, abstentions and broker non-votes will have the same effect as votes against the
                                                            proposal. See "The Special Meeting - Voting Rights;
                                                            Quorum and Vote Required."

Proxies and Revocation of Proxies......................     You may vote your shares by attending the  meeting and
                                                            voting in person, or by marking the enclosed proxy
                                                            card with your vote, signing it and returning it in
                                                            the enclosed postage-paid return envelope.  In order
                                                            to revoke your proxy, you must:

                                                                     -  deliver to the Secretary of Advanta Corp.
                                                                     before the meeting, or at the meeting and
                                                                     before your shares have been voted, a written
                                                                     notice of revocation bearing a later date
                                                                     than the proxy;

                                                                     -  deliver to the Secretary of Advanta Corp.
                                                                     before the meeting, or at the meeting and
                                                                     before your shares have been voted, a new
                                                                     proxy bearing a later date than the original
                                                                     proxy; or

                                                                     -  attend the meeting and vote in person.

                                                            Simply attending the meeting will not revoke your
                                                            proxy.  See "The Special Meeting - Proxies."


Recommendation of the Board of Directors; Opinion of        Our board of directors recommends that stockholders
Financial Advisor......................................     vote for the proposal to approve the purchase and sale
                                                            agreement and the transactions provided for in the
                                                            purchase and sale agreement.

                                                            The reasons for the board's recommendation are
                                                            discussed in "The Transaction - Recommendation of
                                                            the Board of Directors and Reasons for the
                                                            Transaction" and "- Opinion of Our Financial Advisor."

Interest of Certain Persons in Matters                      Some of our executive officers, other than our Chairman
to Be Acted Upon.......................................     and Vice Chairman, as well as  other of our employees will receive bonuses or severance

                                                            benefits as a result of the closing of this transaction.
                                                            In addition, some of our directors, executive officers and other employees may receive other direct or indirect benefits upon the closing of this transaction as a result of amendments to outstanding stock option and stock appreciation right grants. See "The Transaction -
                                                            Interest of Certain Persons in Matters to Be Acted Upon."

The Transaction........................................     At the closing of the transaction we will sell,
                                                            transfer and assign to the buyer substantially all of
                                                            the assets and operating liabilities associated with
                                                            our mortgage business, which liabilities consist
                                                            primarily of our contractual obligations and other
                                                            liabilities that appear on our balance sheet, as well
                                                            as specified contingent liabilities arising out of our
                                                            operation of the mortgage business before closing that
                                                            are identified in the purchase and sale agreement. We
                                                            will retain contingent liabilities, primarily relating
                                                            to litigation, arising out of our operation of the
                                                            mortgage business before closing that are not
                                                            specifically assumed by the buyer.  We expect that we
                                                            will complete the sale of some loans receivable
                                                            currently on our balance sheet and a small portion of
                                                            our residual assets to the buyer or its affiliates before the closing under the purchase and sale agreement.  See "The Transaction
                                                            - Structure of the Transaction."

                                                            At closing, the buyer will assign some of the assets
                                                            it is acquiring to one or more of its affiliates. In
                                                            addition, the buyer may assign all of its rights,
                                                            interests and obligations under the purchase and
                                                            sale agreement to one of its affiliates. The
                                                            buyer will retain its obligations to us under the
                                                            purchase and sale agreement even if it makes any of the
                                                            permitted assignments to its affiliates. See "The
                                                            Purchase and Sale Agreement - Assignments."

                                                            The purchase price for the assets, net of the related
                                                            operating liabilities that appear on our
                                                            balance sheet and that are associated with our mortgage
                                                            business, will be approximately $1,021,632,000. This
                                                            net purchase price will result in a gain before
                                                            transaction expenses of approximately $59,670,000. This
                                                            gain will be reduced by a charge of approximately $19,670,000 associated with equipment, facilities and
                                                            derivative instruments related to hedging
                                                            activities which will not be purchased by the
                                                            buyer. We also anticipate restructuring expenses associated with our intention to substantially reduce corporate
                                                            expenses after closing.

                                                            The net purchase price reflected above includes the
                                                            expected proceeds from the sale to the buyer of some loans receivable currently on our balance sheet and a small portion of our residual assets. We anticipate that this sale, which is not contingent on stockholder approval, will occur on or about February
                                                            9, 2001, before the closing under the purchase and sale
                                                            agreement. If this sale is not completed before closing under the purchase and sale agreement, it will occur simultaneously
                                                            with that closing.

                                                            The purchase and sale agreement also contains provisions
                                                            for adjustments to the purchase price before, on and after closing. See "The Purchase and Sale Agreement - Purchase
                                                            and Purchase Price" for a detailed description of the
                                                            purchase price and the provisions that govern adjustments
                                                            to the purchase price.

                                                            After the transaction, we will no longer operate a
                                                            mortgage business. We will continue to:

                                                                     - operate our other financial services
                                                                     businesses, the products of which
                                                                     include business credit cards, insurance,
                                                                     and deposit products;

                                                                     -  make venture capital investments through
                                                                     our affiliates, including Advanta Partners
                                                                     LP; and

                                                                      - operate our small ticket equipment
                                                                     leasing business while we pursue
                                                                     strategic alternatives relating to
                                                                     that business.

                                                            See "The Transaction - Effects of the Transaction; Conduct
                                                            of Advanta's Business after the Transaction."

Conditions to Closing..................................     In addition to stockholder approval, as described
                                                            above, the completion of the transaction depends upon
                                                            other customary closing conditions, including third
                                                            party consents, regulatory approvals, the expiration
                                                            of applicable statutory waiting periods and the
                                                            execution of ancillary agreements.  See "The Purchase
                                                            and Sale Agreement - Conditions to the Transaction"
                                                            and "Regulatory and Other Approvals."

Termination............................................     The purchase and sale agreement may be terminated at
                                                            any time before closing, among other things:

                                                                     -  by the agreement of the parties;

                                                                     -  by either party, if the transactions
                                                                     described in the purchase and sale
                                                                     agreement have not been completed
                                                                     by March 31, 2001, as that date may be
                                                                     extended by agreement; or

                                                                     -  after the occurrence or non-occurrence of
                                                                     specified events or actions, by one of the
                                                                     parties acting independently.

                                                            Under limited circumstances, a termination of the
                                                            purchase and sale agreement would require us to pay to
                                                            the buyer a termination fee of $1,000,000. See "The
                                                            Purchase and Sale Agreement - Termination."


Fees and Expenses......................................     Generally, all costs and expenses incurred in
                                                            connection with the transaction will be paid by the
                                                            party incurring the expenses.  However, we will be
                                                            responsible for all costs and expenses incurred in
                                                            connection with:

                                                                     -  the assignments of contracts to the buyer;
                                                                     and

                                                                     -  the purchase and sale of personal property.

                                                            See "The Purchase and Sale Agreement - Fees and
                                                            Expenses."

Employee Matters.......................................     The purchase and sale agreement contains covenants
                                                            relating to compensation and other benefits to be
                                                            provided by the buyer to our employees who are employed
                                                            by the buyer as of the closing date of the transaction.

Covenants..............................................     The purchase and sale agreement contains covenants,
                                                            including, among others, covenants that:

                                                                     -  require us to conduct our mortgage
                                                                     business in the ordinary course of business
                                                                     pending the closing under the purchase and
                                                                     sale agreement;

                                                                     -  prohibit any solicitation or other action
                                                                     by us to facilitate the acquisition of our
                                                                     mortgage business by any person other than
                                                                     the buyer;

                                                                     -  require that we provide the buyer with
                                                                     access to information related to the mortgage
                                                                     business;

                                                                     -  require that we and the buyer use
                                                                     commercially reasonable efforts to obtain all
                                                                     necessary governmental approvals; and

                                                                     -  require that we not compete with our former
                                                                     mortgage business after closing.

                                                            See "The Purchase and Sale Agreement - Covenants."

Indemnification........................................     We will indemnify the buyer and its affiliates for
                                                            losses from the breach of any representation, warranty
                                                            or covenant provided by us in the purchase and sale
                                                            agreement and any of our liabilities associated with
                                                            our mortgage business that are not expressly assumed
                                                            by the buyer under the purchase and sale agreement.
                                                            We will not have any indemnification obligation under
                                                            the purchase and sale agreement until the buyer's
                                                            aggregate losses for which indemnification is provided
                                                            exceed $1,000,000, and then we will be obligated to
                                                            indemnify the buyer only for the amount by which the
                                                            losses exceed the initial $1,000,000.  The buyer has
                                                            similar indemnification obligations to us.  See "The
                                                            Purchase and Sale Agreement - Indemnification."


Accounting Treatment...................................     The transaction will be accounted for under generally
                                                            accepted accounting principles as a sale of:

                                                                     -  financial assets, including cash, loans,
                                                                     retained interests in securitizations, and
                                                                     other receivables; and

                                                                      - non-financial assets and liabilities,
                                                                     including contractual mortgage servicing
                                                                     rights, property and equipment, prepaid
                                                                     assets and contractual obligations.

                                                            See "The Transaction - Statement of Accounting
                                                            Treatment."

Federal Income Tax Consequences........................     We will not distribute any of the proceeds from the
                                                            sale to our stockholders, and the sale should not have
                                                            any direct federal income tax

                                                            consequences to our stockholders.  However, the sale will
                                                            be a taxable event.  Although the transaction will result
                                                            in a gain for financial reporting purposes, we will recognize a loss for tax purposes.  For this reason, we expect
                                                            that we will not be required to pay any material
                                                            federal income tax as a result of the sale.  See "The
                                                            Transaction - Certain Federal Income Tax Consequences."


No Appraisal Rights....................................     Under Delaware law, you will not have any right in
                                                            connection with the transaction to dissent and seek
                                                            appraisal of your shares.  See "The Transaction - No
                                                            Appraisal Rights."


Selected Financial Information.........................     For financial information about us, including
                                                            historical combined financial statements of our
                                                            mortgage business unit, Advanta Mortgage, and pro
                                                            forma financial information about us, see "Selected
                                                            Financial Data," "Unaudited Pro Forma Financial
                                                            Information" and "Unaudited Financial Statements of
                                                            Advanta Mortgage."

                               THE SPECIAL MEETING


DATE, TIME AND PLACE OF SPECIAL MEETING OF STOCKHOLDERS

         We will hold a special meeting of stockholders on February 27, 2001, at 1:00 p.m., local time, at our corporate headquarters, which are at Welsh and McKean Roads in Spring House, Pennsylvania.

RECORD DATE AND OUTSTANDING SHARES

         Holders of record of the outstanding shares of our Class A Common Stock and Class A Preferred Stock at the close of business on January 22, 2001, the record date fixed for the meeting, are entitled to notice of and to vote at the meeting. At the close of business on the record date, there were _______ issued and outstanding shares of Class A Common Stock held by ____ holders of record, and 1,010 issued and outstanding shares of Class A Preferred Stock held by one holder of record.

VOTING RIGHTS; QUORUM AND VOTE REQUIRED

         On all matters to be voted upon at the meeting and any adjournment or postponement of the meeting, the holders of the Class A Common Stock and Class A Preferred Stock will vote together as a single class. Each record holder of Class A Common Stock is entitled to one vote per share, and each record holder of Class A Preferred Stock is entitled to one-half vote per share. The presence, either in person or by properly executed proxy, of holders of a majority of the outstanding shares entitled to vote will constitute a quorum for the conduct of business at the meeting. For purposes of determining the presence or absence of a quorum only, we intend to count as present at the meeting and entitled to vote, stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting.

         Although stockholder approval of the transaction is not required by Delaware law, the purchase and sale agreement provides that the closing under the purchase and sale agreement and the transactions provided for in the purchase and sale agreement are conditioned upon us obtaining the approval by the affirmative vote of a majority of the votes that are entitled to be cast by holders of the issued and outstanding shares of our Class A Common Stock and Class A Preferred Stock, voting together as a single class. Under applicable Delaware law, abstentions and broker non-votes will have the same effect as votes against the proposal to approve the purchase and sale agreement and the transactions provided for in the purchase and sale agreement. We also expect to sell some loans receivable on our balance sheet and a small portion of our residual assets, which is not contingent upon stockholder approval, to Chase Manhattan Mortgage Corporation ("Buyer") or its affiliates before the closing under the purchase and sale agreement.

PROXIES

         You may vote your shares by attending the meeting and voting in person or by marking the enclosed proxy card with your vote and dating, signing and returning it in the enclosed postage-prepaid return envelope. The individuals named as proxy holders on the enclosed proxy card will vote all shares of Class A Common Stock and Class A Preferred Stock represented at the meeting by properly executed proxies that are timely received and not revoked according to the instructions marked on the proxies. If you do not mark your instructions on your proxy, the proxy holder(s) will vote your proxy for approval of the purchase and sale agreement and the transactions contemplated by the purchase and sale agreement, except as otherwise provided in this proxy statement. THE PROXIES ARE SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS.

         You may revoke your proxy at any time before it is voted. To revoke your proxy you must:

         - deliver to the Secretary of Advanta before the meeting, or at the meeting and before your shares have been voted, a written notice of revocation bearing a later date than the proxy;

         - properly execute a new proxy relating to the same shares which bears a later date than the original proxy and deliver it to the Secretary of Advanta before the meeting, or at the meeting and before your shares have been voted; or

         - attend the meeting and vote in person, although attending the meeting will not in and of itself constitute revocation of your proxy.

         You should deliver any written notice or subsequently dated proxy which is intended to revoke an earlier proxy to the principal executive offices of Advanta Corp., Welsh and McKean Roads, Spring House, Pennsylvania 19477,
Attention: Secretary.

         The board of directors does not know of any matters other than those described in the notice of the meeting that are to come before the meeting. If any other business is properly brought before the meeting, including among other things, a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies in favor of the proposal to approve the purchase and sale agreement and the transactions provided for in the purchase and sale agreement or to permit dissemination of information about important developments relating to the purchase and sale agreement and the transactions provided for in the purchase and sale agreement or otherwise related to the meeting, one or more proxy holders named in the proxy card will vote the shares represented by the proxy on those matters as determined in their discretion.

SOLICITATION OF PROXIES AND EXPENSES

         We will bear the entire cost of soliciting proxies from our stockholders. We will furnish to brokerage houses, fiduciaries and custodians holding in their names shares beneficially owned by others copies of solicitation material to forward to the beneficial owners. Upon request, we will reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation material to the beneficial owners. We may supplement original solicitation of proxies by mail with telephone or personal solicitations by directors, officers or other regular employees of Advanta. We will not pay any additional compensation to our directors or officers or our other regular employees for these services.

         In addition, we have retained D.F. King & Co., Inc. to assist in the search for, and distribution of proxies to and solicitation of proxies from, beneficial owners of our Class A Common Stock held in street name or by other nominees. For its services, we will pay D. F. King & Co., Inc. a fee of $7,500 and reimburse it for its direct out-of-pocket expenses.

         We will furnish all proxy materials, other than the proxy card itself, to beneficial owners of shares of Class B Common Stock, although holders of Class B Common Stock are not entitled to notice of or to vote at the meeting. We will also bear the expenses of this additional mailing.

                                 THE TRANSACTION

GENERAL

         Our mortgage business consists of originating, marketing, purchasing, selling, servicing, subservicing and securitizing non-conforming credit first and second lien residential mortgage loans, including home equity lines of credit, and the issuance of related non-conforming mortgage insurance products. In addition to servicing and managing the mortgage loans that we originate or purchase, we service the home equity loans of unaffiliated third parties through our subservicing business which is part of our mortgage business. Our mortgage business, as described above, is referred to in this proxy statement as the "Mortgage Business."

         For purposes of this proxy statement, "Selling Subsidiaries" means: (a) Advanta Mortgage Holding Corp. ("AMHC"), its wholly-owned subsidiary, Advanta Mortgage Corp. USA ("AMCUSA") and all of AMCUSA's subsidiaries; (b) Advanta National Bank ("ANB"); (c) Advanta Bank Corp. ("ABC"); and (d) any affiliates of AMHC, AMCUSA and its subsidiaries, ANB and ABC, or any of them, that sell assets or transfer liabilities under the purchase and sale agreement.

         The purchase and sale agreement provides that we will, and will cause each of the Selling Subsidiaries, as defined below, to sell, transfer and assign to Buyer substantially all of the assets and operating liabilities associated with the Mortgage Business, which liabilities consist primarily of our contractual obligations and other liabilities that appear on our balance sheet, as well as specified contingent liabilities arising out of our operation of the Mortgage Business before the closing that are identified in the purchase and sale agreement. The assets being sold are referred to collectively as the "Assets." The sale, transfer and assignment of these Assets and liabilities by us, all in accordance with the purchase and sale agreement, together with all of the other transactions provided for in the purchase and sale agreement are referred to in this proxy statement collectively as the "Transaction."

         The purchase price for the assets, net of the related operating liabilities that appear on our balance sheet associated with our mortgage business, will be approximately $1,021,632,000. This net purchase price will result in a gain before transaction expenses of approximately $59,670,000. This gain will be reduced by a charge of approximately $19,670,000 associated with certain equipment, facilities and derivative instruments related to hedging activities which will not be purchased by Buyer. We also anticipate restructuring expenses associated with our intention to substantially reduce corporate expenses after closing.

         We expect that we will complete the sale of some loans receivable currently on our balance sheet and a small portion of our residual assets to Buyer or its affiliates before the closing under the purchase and sale agreement. The net purchase price reflected above includes the expected proceeds for the sale to Buyer of these loans receivable currently on our balance sheet and a small portion of our residual assets. We anticipate that this sale, which is not contingent on stockholder approval, will occur on or about February 9, 2001, before the closing under the purchase and sale agreement. If this sale is not completed before the closing under the purchase and sale agreement, it will occur simultaneously with that closing. See "The Purchase and Sale Agreement - Purchase of Assets and Purchase Price" for a detailed description of the purchase price and the provisions that govern post-closing adjustments to the purchase price.

         Following the Transaction, we will no longer operate a mortgage business. However, we will retain contingent liabilities, primarily relating to litigation, arising out of our operation of the Mortgage Business before closing that are not specifically being assumed by Buyer, as described above. We will continue to operate our other financial services businesses, the products of which include business credit cards, insurance and deposit products, and to make venture capital investments through our affiliates, including Advanta Partners LP. We also will continue to operate our small ticket equipment leasing business while we pursue strategic alternatives relating to that business.

BACKGROUND OF THE TRANSACTION

         On May 17, 2000, we announced that we would explore strategic alternatives to unlock the unrecognized value of our mortgage and leasing businesses. We stated that we wanted to fulfill our objective to maximize value for our stockholders. At that time, we had reported five quarters of increased earnings, positive cash flow and improved expense ratios and we were not receiving what we deemed to be appropriate market valuation for these results. Thus, we determined to pursue strategic alternatives to try to accelerate the realization of the intrinsic value of our mortgage and leasing businesses. We further wanted to focus on our greatly expanding and profitable business of issuing business credit cards to small businesses in the United States.

         On May 17, 2000 we also announced that we had retained Salomon Smith Barney to assist us in studying possible strategic alternatives for our mortgage and leasing businesses as part of our plan to realize the unrecognized value of these businesses and to focus on our business credit card operations. We provided a number of financial services companies with information about our mortgage business, after we received appropriate signed confidentiality agreements.

         From May 17, 2000 through early July 2000, Salomon Smith Barney contacted 48 companies to determine their level of interest in the Mortgage Business. Twenty of these companies executed confidentiality agreements and received our offering memorandum for the Mortgage Business. We eliminated several companies from further consideration during this phase because they expressed interest in acquiring only portions of the Mortgage Business.

         During June and July 2000, five companies attended presentations on the Mortgage Business by members of our senior management. Of the five companies, two indicated that they were not interested in acquiring the entire Mortgage Business operation and, therefore, they were eliminated from further consideration.

         We set July 14, 2000 as the deadline for preliminary indications of interest. The remaining three companies submitted initial indications of interest in acquiring the entire Mortgage Business. We invited these companies to conduct additional due diligence and participate in additional meetings with members of the management team for our Mortgage Business. As part of the due diligence, Advanta representatives met with representatives of each of the companies to determine whether a sale of the Mortgage Business to the particular interested party would be in the best interests of Advanta and its stockholders. In addition, we provided each of the three companies with access to our facilities and to a data room containing extensive information and documents related to the Mortgage Business.

         After the additional due diligence and meetings of our representatives and members of management with the representatives of the interested parties, two of the three companies, including Buyer, submitted final proposals to acquire the entire Mortgage Business on or before the deadline that we had established. The third company was unable to submit its final proposal within the established time frame.

         On October 16, 2000, our board of directors met, received an updated report on, and discussed the strategic alternatives process and the status of the two final proposals that we received within the time frame. Our board determined that the proposal from Buyer offered the best overall value to us and our stockholders. We suspended discussions with the other remaining parties at that time because we considered the potential transaction with Buyer to be the superior alternative.

         The board's decision was based on its consideration of the following principal factors:

                  - our results of operations, business and prospects, relating to the Mortgage Business and the other businesses in which we are presently engaged;

                  - information about the financial services industry in which we operate and our financial, operating and stock price history;

                  - the environment in which we operate, including the political, regulatory, competitive and economic environments;

                  -        earnings forecasts prepared by our management;

                  - consideration of alternative transactions with other possible parties involving all or a portion of the assets and liabilities of the Mortgage Business and the indications of interest from other parties in a possible transaction with us, including indications of interest following the other parties' respective due diligence investigations of the Mortgage Business; and

                  - the terms and conditions of the proposals submitted, including the overall value to us and our stockholders, the likelihood of completing a transaction and the opportunities to our employees.

         On October 24, 2000 we announced that we had accepted Buyer's written proposal to sell the Mortgage Business to Buyer in a cash transaction for a price in excess of book value.

         During October and through December 2000, we had extensive discussions with Buyer concerning the purchase and sale agreement and related agreements, exhibits and schedules.

         On December 22, 2000, our board of directors met to consider the Transaction. A representative of our outside legal counsel attended this meeting of our board of directors. Our Vice Chairman described the then current status of the Transaction to our board of directors and he and our General Counsel described the material terms of the purchase and sale agreement and related ancillary agreements and reported that open items remained to be resolved. Our legal counsel described to and discussed with the board the expected fairness opinion to be delivered to the board by Salomon Smith Barney based on the material financial terms of the Transaction remaining substantially consistent with the then current status of the Transaction. After discussion, all of the 10 members of our board who were present at the meeting approved the Transaction, subject to the agreement by the parties substantially on the terms described in the board meeting. Our board of directors authorized our Chairman and our Vice Chairman to negotiate the open issues with representatives of Buyer and to execute an agreement consistent with the terms and conditions of Buyer's written proposal to us, dated October 13, 2000, and the discussions of the board, subject to any changes approved by our Chairman and Vice Chairman. One of our 11 directors, Olaf Olafsson, was not present at the December 22, 2000 meeting, but Mr. Olafsson indicated that he approved of the Transaction based on the information available to him before the meeting. Mr. Olafsson later confirmed his approval of the Transaction. Following the meeting of our board of directors, we and Buyer negotiated resolutions to the open issues, consistent with the authorization of our board. Salomon Smith Barney subsequently delivered its fairness opinion, dated January 8, 2001. We and Buyer executed the purchase and sale agreement on January 8, 2001.

RECOMMENDATION OF THE BOARD OF DIRECTORS AND REASONS FOR THE TRANSACTION

         On December 22, 2000, the board of directors met and:

         - resolved that the sale of the Assets according to a purchase and sale agreement containing terms and conditions substantially similar to those contained in Buyer's written proposal to us dated October 13, 2000 is desirable and in the best interest of Advanta;

         - designated the Chairman and Vice Chairman of Advanta Corp. to negotiate the open issues relating to the purchase and sale agreement and the Transaction;

         - authorized and approved a purchase and sale agreement consistent with Buyer's October 13, 2000 written proposal to us and the discussions of the board, subject to those changes approved by the Chairman or Vice Chairman of Advanta Corp.; and

         - recommended that stockholders vote in favor of the purchase and sale agreement and the Transaction.

         In addition to the factors considered and discussed at the October 16, 2000 meeting of the board of directors, the board's approval was based on its consideration of the following factors:

         - the expected receipt of an opinion of Salomon Smith Barney as to the fairness of the consideration to be received from a financial point view;

         -        the terms and conditions of the purchase and sale agreement;

         - the board's belief that the Transaction, together with the continued operation of our other businesses, would offer opportunities to our employees; and

         - the fact that we would have the opportunity to further develop other areas of our business and bring value to stockholders through their continued ownership interest in Advanta Corp.

         This discussion of the information and factors that the board of directors considered is not intended to be exhaustive, but we believe that it includes all of the material factors considered by the board of directors. In view of the variety of factors considered in connection with its evaluation of the Transaction, the board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the board of directors may have given different weights to different factors.

OPINION OF OUR FINANCIAL ADVISOR

         We retained Salomon Smith Barney to act as our exclusive financial advisor in connection with, among other things, a possible sale of Advanta's Mortgage Business. Pursuant to Salomon Smith Barney's engagement letter, Salomon Smith Barney rendered a written opinion to Advanta's board of directors dated January 8, 2001 to the effect that, based upon and subject to the considerations set forth in the opinion, as of such date, the aggregate consideration to be received by Advanta in the proposed sale of the assets constituting the Mortgage Business was fair, from a financial point of view, to Advanta.

         Annex II contains the full text of Salomon Smith Barney's opinion, which sets forth the assumptions made, general procedures followed, matters considered and limits on the review undertaken. This summary of Salomon Smith Barney's opinion is qualified in its entirety by the full text of such opinion. ADVANTA STOCKHOLDERS ARE URGED TO READ THE SALOMON SMITH BARNEY OPINION CAREFULLY AND COMPLETELY.

         Although Salomon Smith Barney evaluated the fairness, from a financial point of view, of the aggregate consideration to be received by Advanta in the proposed transaction, the price was determined by Advanta and Buyer through arm's-length negotiations. Neither Advanta nor the Advanta board of directors imposed any limitations with respect to the investigations made or procedures followed by Salomon Smith Barney in rendering its opinion.

         In the process of rendering its opinion, Salomon Smith Barney, among other things:

         -        reviewed the Purchase and Sale Agreement;

         - held discussions with senior officers, directors and other representatives and advisors of Advanta concerning the businesses, operations and prospects of the Mortgage Business; and

         - examined financial forecasts and other information and data for the Mortgage Business which were provided to or otherwise discussed with Salomon Smith Barney by management of Advanta.

         Salomon Smith Barney reviewed the financial terms of the proposed transaction in relation to, among other things; current and historical market prices of other companies that Salomon Smith Barney believed to be generally comparable in a relevant way to the Mortgage Business and the trading markets of such other companies, the historical and projected revenues and other operating data of the Mortgage Business, and the historical and projected capitalization and financial condition of the Mortgage Business. Salomon Smith Barney considered, to the extent publicly available, the financial terms of other similar transactions recently effected that it considered relevant in evaluating the consideration to be received in the proposed transaction. Salomon Smith Barney also considered the results of Advanta's efforts to solicit proposals for the acquisition of the Mortgage Business from third parties and conducted other analyses and examinations and considered other information and financial, economic and market criteria as it deemed appropriate.

         In rendering its opinion, Salomon Smith Barney assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with Salomon Smith Barney, including the determination of the net book value of the Mortgage Business. Salomon Smith Barney also relied upon the assurances of management of Advanta that they were not aware of any facts that would make any of the information reviewed by Salomon Smith Barney inaccurate or misleading. Management of Advanta have advised Salomon Smith Barney that the financial forecasts and other information and data provided to or otherwise reviewed by, or discussed with, Salomon Smith Barney were reasonably prepared based on the best currently available estimates and judgments of the management of Advanta as to the future financial performance of the Mortgage Business and the strategic implications and operational benefits anticipated to result from the proposed transaction. Salomon Smith Barney assumed that such financial forecasts will be realized in the amounts and in the time periods currently estimated by Advanta management. Salomon Smith Barney expressed no view with respect to these forecasts and other information and data or the assumptions on which they were based. Salomon Smith Barney did not make and was not provided with an independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of the Mortgage Business nor did Salomon Smith Barney make any physical inspection of the properties or assets of the Mortgage Business. Salomon Smith Barney are not experts in the evaluation of allowances for loan losses, and did not make an independent evaluation of the adequacy for loan losses of the Mortgage Business nor did it review any individual credit files. Salomon Smith Barney assumed that the aggregate allowances for loan losses are adequate to cover such losses. Salomon Smith Barney also assumed that the transaction will be consummated in accordance with the terms of the Purchase and Sale Agreement without waiver of any of the conditions precedent to the transaction contained in the agreement.

         Salomon Smith Barney did not participate in the discussions and negotiations among representatives of Advanta and Buyer with respect to the final terms of the proposed transaction. Salomon Smith Barney was not requested to consider, and its opinion does not address, the relative merits of the proposed transaction as compared to any alternative business strategies that might exist for Advanta or the effect of any other transaction in which Advanta might engage. Salomon Smith Barney's opinion necessarily was based upon information available to it and financial, stock market and other conditions and circumstances existing and disclosed to it as of the date of the opinion.

         SALOMON SMITH BARNEY'S ADVISORY SERVICES AND OPINION WERE PROVIDED FOR THE INFORMATION OF ADVANTA'S BOARD OF DIRECTORS IN ITS EVALUATION OF THE PROPOSED TRANSACTION AND DID NOT CONSTITUTE A RECOMMENDATION OF THE TRANSACTION TO ADVANTA OR A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW THAT STOCKHOLDER SHOULD VOTE ON ANY MATTERS RELATING TO THE PROPOSED TRANSACTION.

         The following is a summary of analyses performed by Salomon Smith Barney in the course of evaluating the fairness of the aggregate consideration to be paid in the proposed transaction. To the extent earnings forecasts for the Mortgage Business were used in its analysis, Salomon Smith Barney relied on estimates prepared by Advanta's management. The following quantitative information, to the extent it is based on market data, is, except as otherwise indicated, based on market data as it existed at or prior to January 5, 2001, and is not necessarily indicative of current or future market conditions.

         The summary of certain of the financial analyses includes information presented in tabular format. IN ORDER TO UNDERSTAND FULLY THE FINANCIAL ANALYSES USED BY SALOMON SMITH BARNEY, THESE TABLES MUST BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. THE TABLES ALONE ARE NOT A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES.

         Precedent Transactions Analysis

         Using publicly available information, Salomon Smith Barney reviewed transaction multiples for the following five acquisitions of home equity and sub-prime auto lenders that Salomon Smith Barney deemed relevant in evaluation of the proposed transaction:

         -        Management buyout of BNC Mortgage;

         -        Associates First Capital Corporation/Arcadia Financial Ltd.;

         -        Washington Mutual, Inc./Long Beach Financial Corporation;

         -        Conseco Finance Corp./Green Tree Financial Corporation; and

         -        First Union Corporation/The Money Store, Inc.

         For the selected comparable transactions, Salomon Smith Barney calculated the multiples of price to latest twelve months net income, forward twelve months net income, and book value. Salomon Smith Barney also derived the premium in each of the transactions to the acquired company's managed receivables. The following table sets forth the results of this analysis:

         MULTIPLE OF PRICE TO:                                   RANGE                    MEDIAN

         Latest twelve months net income                      6.0x - 24.5x                 12.8x
         Forward twelve months net income                     6.2x - 21.2x                 11.8x
         Book value                                          0.87x - 5.55x                 3.23x

         PREMIUM TO MANAGED RECEIVABLES                      (0.6)% - 21.7%                9.8%

         Based on this analysis and using projected financial information provided by management of Advanta, Salomon Smith Barney derived a range of value for the Advanta Mortgage Business of $250 million to $325 million based upon the multiples derived for the Associates First/Arcadia and BNC Mortgage transactions plus or minus 10%. Salomon Smith Barney noted that, based on information provided by Advanta management, the aggregate net asset equivalent purchase price to be paid in the proposed transaction was anticipated to be approximately $310 million based upon Advanta's net investment in the Mortgage Business plus the gain on the Transaction. See "The Transaction - Structure of the Transaction." Advanta's aggregate market capitalization as of January 5, 2001 was approximately $212.4 million.

         Discounted Cash Flow Analysis

         Salomon Smith Barney used a discounted cash flow methodology to derive ranges of value for the Advanta Mortgage Business. Salomon Smith Barney performed this analysis for the Mortgage Business on a stand-alone basis and also taking into account the funding advantages brought to the business by an acquirer with a higher credit rating than Advanta. In these analyses, Salomon Smith Barney assumed discount rates ranging from 13.0% to 21.0% to derive the present value of (1) projected net income for the six fiscal years from 2000 through 2005, plus (2) the terminal value of the Mortgage Business at the end of fiscal 2005. Terminal values for the Mortgage Business were based on a range of 0.50x to 1.50x 2005 projected book value and a range of 4.0x to 12.0x projected net income for 2006. Based upon this analysis, Salomon Smith Barney derived a range of value for the Mortgage Business of $165 million to $220 million on a stand-alone basis and a range of value of $300 million to $360 million taking into account the funding advantages brought to the business by an acquirer with a higher credit rating than Advanta.

         Comparable Company Analysis

         Salomon Smith Barney reviewed publicly available financial and operating information for four home equity lenders and for four sub-prime auto lenders. The home equity lenders were

New Century Financial Corporation, Amresco Inc., Delta Financial Corporation and Aames Financial Corporation. The sub-prime auto lenders were AmeriCredit Corp., Credit Acceptance Corporation, Onyx Acceptance Corporation and First Investors Financial Services Group, Inc.. Salomon Smith Barney considered certain of the business segments in which these companies operate to be reasonably similar to certain of the business segments in which Advanta's Mortgage Business operates, but noted that none of these companies has the same management, makeup, size, direct marketing capabilities or combination of businesses, including subservicing, as Advanta's Mortgage Business. Comparable company net income projections were based upon median I/B/E/S International, Inc. estimates as of December 13, 2000.

         For each of these companies, Salomon Smith Barney derived the ratio of stock price as of January 5, 2001 to each of:

         -        Year 2000 estimated net income;

         -        Year 2001 estimated net income;

         -        Book value; and

         -        Tangible book value.

         The following table sets forth the results of these analyses.

         RATIO OF PRICE TO:                                    RANGE                      MEDIAN

         Year 2000 estimated net income                     0.9x - 12.7x                   7.7x
         Year 2001 estimated net income                    10.1x - 10.2x                   10.2x
         Book value                                        0.05x - 3.10x                   0.54x

         Tangible book value                               0.05x - 3.10x                   0.54x

         Based on this analysis and using projected financial information provided by management of Advanta, Salomon Smith Barney derived a range of value for the Advanta Mortgage Business of $180 million to $220 million based upon the multiples derived for New Century Financial Corporation plus or minus 10%.

         The preceding discussion is a summary of the material financial analyses performed by Salomon Smith Barney in the course of evaluating the fairness of the aggregate consideration to be paid in the proposed transaction, but it does not purport to be a complete description of all the analyses performed by Salomon Smith Barney. The preparation of financial analyses and fairness opinions is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. Salomon Smith Barney made no attempt to assign specific weights to particular analyses or factors considered, but rather made qualitative judgments as to the significance and relevance of all the analyses and factors considered and determined to give its fairness opinion as described above. Accordingly, Salomon Smith Barney believes that its analyses, and the summary set forth above, must be considered as a whole, and that selecting portions of the analyses and of the factors considered by Salomon Smith Barney, without considering all of the analyses and factors, could create a misleading or incomplete view of the processes underlying the analyses conducted by Salomon Smith Barney and its opinion. With regard to the comparable companies analyses summarized above, Salomon Smith Barney selected comparable public companies on the basis of various factors, including the size and similarity of the line of business; however, no company utilized as a comparison in these analyses is identical to Advanta's Mortgage Business. As a result, these analyses are not purely mathematical, but also take into account differences in financial and operating characteristics of the subject companies and other factors that could affect the transaction or public trading value of the subject companies to which the Mortgage Business was compared. In its analyses, Salomon Smith Barney made numerous assumptions with respect to the Mortgage Business, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Advanta. Any estimates contained in Salomon Smith Barney's analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by these analyses. Estimates of values of companies do not purport to be appraisals or necessarily to reflect the prices at which companies may actually be sold. Because these estimates are inherently subject to uncertainty, none of Advanta, Buyer, the Advanta board of directors, Salomon Smith Barney or any other person assumes responsibility if future results or actual values differ materially from the estimates. Salomon Smith Barney's analyses were prepared solely as part of Salomon Smith Barney's analysis of the fairness of the aggregate consideration to be paid in the proposed transaction. The opinion of Salomon Smith Barney was only one of the factors taken into consideration by Advanta's board of directors in making its determination to approve the merger agreement and the merger. See "The Transaction - Recommendation of the Board of Directors and Reasons for the Transaction.

         Salomon Smith Barney is an internationally recognized investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisitions, restructurings, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Advanta selected Salomon Smith Barney to act as its financial advisor on the basis of Salomon Smith Barney's international reputation and Salomon Smith Barney's familiarity with Advanta. In the ordinary course of its business, Salomon Smith Barney and its affiliates may actively trade or hold the securities of both Advanta and J.P. Morgan Chase & Co. for its own account and for the account of customers and, accordingly, may at any time hold a long or short position in those securities. Salomon Smith Barney and its affiliates, including Citigroup Inc. and its affiliates, may maintain relationships with Advanta and J.P. Morgan Chase & Co. and their respective affiliates.

         Pursuant to Salomon Smith Barney's engagement letter, Advanta agreed to pay Salomon Smith Barney a fee of approximately $2.8 million for its services rendered in connection with the proposed transaction, of which $100,000 has already been paid and the balance of which is payable on completion of the Transaction. Advanta has also agreed to reimburse Salomon Smith Barney for its reasonable travel and other out-of-pocket expenses incurred in connection with its engagement, including the reasonable fees and disbursements of its counsel, and to indemnify Salomon Smith Barney against specific liabilities and expenses relating to or arising out of its engagement, including liabilities under the federal securities laws.

STRUCTURE OF THE TRANSACTION

         The Transaction is structured as a sale of substantially all of the assets of the Mortgage Business and the related operating liabilities that appear on the balance sheet. Under the purchase and sale agreement, we and the Selling Subsidiaries will sell, transfer and assign to Buyer, and Buyer will purchase and accept, the Assets. In consideration of the transfer of the Assets to Buyer, Buyer will assume the operating liabilities associated with the Mortgage Business, which liabilities consist primarily of our contractual obligations and other liabilities that appear on our balance sheet and pay us in cash an amount equal to the purchase price, as described below.

         The purchase price for the Assets, which is payable by Buyer to us in cash, for the Assets net of the related operating liabilities that appear on our balance sheet associated with our mortgage business, will be approximately $1,021,632,000. This net purchase price will result in a gain before transaction expenses of approximately $59,670,000. This gain will be reduced by a charge of approximately $19,670,000 associated with equipment, facilities and derivative instruments related to hedging activities which will not be purchased by Buyer. We also anticipate restructuring expenses associated with our intention to substantially reduce corporate expenses after closing. Buyer will not assume the interest bearing liabilities that we use to fund the Mortgage Business or acquire our net equity investment in the Mortgage Business. See "The Purchase and Sale Agreement - Purchase and Purchase Price" for a detailed description of the purchase price and the provisions that govern adjustments to the purchase price.

         The net purchase price reflected above includes the proceeds for the sale to Buyer of some loans receivable and a small portion of our residual assets. We anticipate that this sale, which is not contingent on stockholder approval, will occur on or about February 9, 2001, before the closing under the purchase and sale agreement. If this sale is not completed before the closing under the purchase and sale agreement, it will occur simultaneously with that closing.

         On the closing date, we will enter into agreements to lease to Buyer two facilities and related building improvements, equipment and technology assets.

EFFECTS OF THE TRANSACTION; CONDUCT OF OUR BUSINESS AFTER THE TRANSACTION

         After the Transaction is completed, we will no longer operate a mortgage business. We will continue to:

         - operate our other financial services businesses, the products of which include business credit cards, insurance, and deposit products;

         - make venture capital investments through our affiliates, including Advanta Partners LP; and

         - operate our small ticket equipment leasing business while we pursue strategic alternatives relating to that business.

         We will use the net cash proceeds we receive upon the closing of the Transaction to repay debt and to provide for the working capital needs of our continuing businesses.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         In considering the recommendation of our board of directors with respect to the purchase and sale agreement and the Transaction, holders of our Class A Common Stock and Class A Preferred Stock should be aware that some of our executive officers, other than the Chairman and the Vice Chairman, as well as other of our employees will receive bonuses or severance benefits as a result of the closing of the Transaction. In addition, some of our directors, executive officers and other employees may receive other direct or indirect benefits upon the closing of the Transaction as a result of amendments to outstanding stock option and stock appreciation right grants.

         The purchase and sale agreement provides that Buyer will employ in comparable positions and at the same salaries and compensation in effect when employed by us, most of our employees who are primarily engaged in the Mortgage Business. In connection with the Transaction, our board of directors and/or the Compensation Committee of the board of directors has adopted or will adopt amendments to the Advanta Senior Management Change of Control Severance Plan and the Advanta Employees Change of Control Severance Plan (together, the "Plans"). The amendments provide that Buyer will not assume the Plans, since Buyer will provide coverage for severance benefits to the employees whom it hires under Buyer's plans and has agreed to make a supplemental payment in specific circumstances to reflect the differences in benefit levels between our Plans and Buyer's plans. We will maintain responsibility to provide severance benefits under the Plans to our employees who are not hired by Buyer or to employees hired by Buyer, offset by benefits payable by Buyer, subject to all qualification requirements in the Plans. While the amount of severance benefits to be paid by us to employees who are primarily engaged in the Mortgage Business but are not hired by Buyer is not known, the maximum aggregate severance benefits that could be payable to such employees will not exceed approximately $8.5 million, of which a maximum of approximately $460,000 could be payable to one of our executive officers.

         In addition, specified employees (including executive officers other than the Chairman and Vice Chairman) may receive bonuses upon completion of the transaction in recognition of their efforts on behalf of Advanta in connection with the strategic alternatives process related to the Mortgage Business. The purchase and sale agreement provides that Buyer will pay 100% of the bonus payments in the aggregate maximum amount of approximately $10.5 million to those Advanta employees, including executive officers, who are primarily engaged in the Mortgage Business on the closing date and are otherwise entitled to receive such bonuses, including approximately $460,000 on behalf of one of our executive officers, as specified in the purchase and sale agreement. We will pay any such bonuses to other employees who are otherwise entitled to receive such bonuses, in the aggregate maximum amount of approximately $9 million, including approximately $850,000 on behalf of one of our executive officers.

         In connection with the Transaction, we may accelerate the vesting of stock options, including stock appreciation rights, held by our directors and employees, including executive officers. If implemented, the terms of stock options outstanding under our 2000 Omnibus Stock Incentive Plan, including options owned by directors and executive officers, would be amended to provide that 32% of outstanding options which are not otherwise exercisable at the time of the closing under the purchase and sale agreement will become immediately exercisable. In addition, the stock options may be amended to provide that with respect to employees primarily engaged in the Mortgage Business who become employees of Buyer in connection with the Transaction and other employees who cease to be our employees solely as a result of the Transaction, such options would remain exercisable for six months after the closing under the purchase and sale agreement. Both the acceleration of vesting of, and the extension of the exercise periods for, our stock options under the terms described above are likely to result in a cost to us, although the amount of such cost will not be known until after the closing under the purchase and sale agreement. The maximum number of stock options that could be subject to accelerated vesting is 748,535, of which 74,468 are held by our directors and executive officers. No decision as to whether vesting will be accelerated or exercise periods will be extended has been made at this time.

STATEMENT OF ACCOUNTING TREATMENT

         The Transaction will be accounted for under generally accepted accounting principles as a sale of:

         - financial assets, including cash, loans, retained interests in securitizations and other receivables; and

         - the sale of non-financial assets and liabilities, including contractual mortgage servicing rights, property and equipment, prepaid assets and contractual obligations.

The financial assets and non-financial assets and liabilities of the Mortgage Business will be removed from Advanta's balance sheet. Advanta will record a gain on the Transaction in an amount equal to the excess of the cash proceeds received by Advanta over the book value of the net assets sold less transaction expenses. Shortly after the closing of the Transaction, it is expected that a restructuring charge will be incurred related to a planned reduction of corporate expenses. The pro forma adjustments made in connection with the development of the pro forma financial information appearing elsewhere in this proxy statement are preliminary and have been made solely for purposes of developing the pro forma financial information to comply with the disclosure requirements of the SEC.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         We will not distribute to stockholders any of the proceeds received by us upon the closing of the Transaction and the Transaction should not have any direct federal income tax consequences to our stockholders. However, the sale of the Assets will constitute a taxable event. Although the transaction will result in a gain for financial reporting purposes, we will recognize a loss for tax purposes. For this reason, we expect that Advanta will not be required to pay any material federal income tax as a result of the Transaction.

         We have based our discussion in the preceding paragraph on the provisions of the Internal Revenue Code, Treasury Department Regulations issued under the Internal Revenue Code and published rulings and court decisions in effect as of the date of this proxy statement, all of which are subject to change. This discussion does not take into account possible changes in these laws or interpretations or the possibility that any changes will have a retroactive effect or may adversely affect the conclusions expressed in the discussion.

NO APPRAISAL RIGHTS

         Advanta Corp. is a Delaware corporation and Delaware law governs stockholders' rights in connection with the Transaction. Under the Delaware General Corporation Law, our stockholders will not have any right in connection with the Transaction to dissent and seek appraisal of their shares of capital stock.

                         THE PURCHASE AND SALE AGREEMENT

         The following is a brief summary of selected provisions of the purchase and sale agreement. The description is qualified in its entirety by reference to the complete text of the purchase and sale agreement, which is incorporated by reference and attached to this proxy statement as Annex I. We urge you to read carefully the entire purchase and sale agreement.

PURCHASE AND PURCHASE PRICE

         Under the terms of the purchase and sale agreement, Buyer will purchase and we will sell the Assets. In consideration of the transfer of the Assets to Buyer, Buyer will assume the related operating liabilities and pay us in cash on the closing date an amount equal to the purchase price less an amount that will be withheld from the purchase price equaling less than 1% of the total purchase price. A portion of the amounts withheld from the purchase price at closing will be repaid to us after closing if conditions that are specified in the purchase and sale agreement are satisfied in the future.

         The purchase price for the Assets, net of the related operating liabilities associated with the Mortgage Business that appear on our balance sheet, will be approximately $1,021,632,000. This net purchase price will result in a gain before transaction expenses of approximately $59,670,000. This gain will be reduced by a charge of approximately $19,670,000 associated with equipment, facilities and derivative instruments related to hedging activities which will not be purchased by Buyer. We also anticipate restructuring expenses associated with our intention to substantially reduce corporate expenses after closing.

         The net purchase price reflected above includes the expected proceeds for the sale to Buyer or its affiliates of some loans receivable currently on our balance sheet and a small portion of our residual assets. The proceeds from the sale of these assets could be subject to adjustment; however, our obligation to close is conditioned upon any adjustment not reducing the proceeds from this sale by more than $10,000,000. See "The Purchase and Sale Agreement - Conditions to Closing." We anticipate that this sale, which is not contingent on stockholder approval, will occur on or about February 9, 2001, before the closing under the purchase and sale agreement. If this sale is not completed before closing under the purchase and sale agreement, it will occur simultaneously with that closing.

         Prior to closing, Buyer has the option to elect not to purchase a limited number of specific assets. If Buyer elects not to purchase some or all of these assets, the purchase price will be adjusted. The total adjustment to the purchase price related to these assets will not reduce the total purchase price by more than $4,000,000.

         The portion of the purchase price related to the sale of our retained interests in mortgage loan securitizations could be increased or decreased if prepayment rates or delinquency levels within our term mortgage loan securitizations on the date of closing under the purchase and sale agreement are outside the parameters established in the purchase and sale agreement. The purchase and sale agreement also contains provisions for adjustments to the purchase price after closing related to the accuracy of the balance sheet and the calculation of the purchase price. If any post-closing adjustment requires a reduction to the purchase price, then we will pay to Buyer the amount of the post-closing adjustment, with interest. If any post-closing adjustment requires an increase to the purchase price, then Buyer will pay to us the amount of the post-closing adjustment, with interest.

THE CLOSING

         We expect that the Transaction will close in the first quarter of 2001. However, the Transaction will not be completed unless all conditions to closing of the purchase and sale agreement have been satisfied or waived. See "The Purchase and Sale Agreement - Conditions to Closing."

         In no event will the closing take place after March 31, 2001 unless both we and Buyer consent.

ANCILLARY AGREEMENTS

         In addition to the purchase and sale agreement, we and Buyer have agreed to use commercially reasonable efforts to negotiate ancillary agreements provided for in the purchase and sale agreement relating to the Transaction and various services that will be provided by either Buyer or us to the other for limited periods of time following the closing. These ancillary agreements must be executed and delivered by the proper parties at closing.

CONDITIONS TO THE TRANSACTION

         Conditions to Our Obligation to Close

         Our obligations to effect the purchase and sale depend on the satisfaction or waiver before or at the time of the closing, of each of the following conditions, among others:

         - Buyer must have performed in all material respects all agreements and covenants contained in or contemplated by the purchase and sale agreement and the ancillary agreements that it is required to perform at or before the closing;

         - each of the representations and warranties of Buyer provided in the purchase and sale agreement and the ancillary agreements must be true and correct in all material respects
                  (a) on and as of the date of the purchase and sale agreement as to the representations and warranties made at signing, and
                  (b) on and as of the closing date as to the supplements to be provided at closing, except for representations and warranties that expressly apply only to a specific date or time which need only be true as of that specified date and time, and except to the extent the failures to be true and correct would not, individually or in the aggregate, have a material adverse effect on the Transaction;

         - no statute, rule or regulation will have been enacted by any governmental authority that prohibits the completion of the Transaction and the transactions contemplated by any ancillary agreement;

         - there must be no order, judgment or decree of a United States federal or state court or other governmental or regulatory authority in effect precluding or making illegal the completion of the Transaction and the transactions contemplated by any ancillary agreement;

         - the terms and conditions of the ancillary agreements must be agreed upon by us and Buyer, and be executed and delivered by Buyer on or before closing;

         - we must have received a favorable opinion of counsel to Buyer, subject to customary qualifications, limitations and assumptions as to matters specified in the purchase and sale agreement;

         - all filings with regulators must have been made and all regulatory and other approvals required to be obtained to complete the Transaction and the transactions contemplated by the ancillary agreements (including approval of applicable bank regulatory authorities for ANB and ABC to distribute to Advanta Corp. or a non-banking subsidiary of Advanta Corp., by dividend or otherwise, their proceeds from the sale of the Assets) must:

                  -        have been obtained;

                  - not be subject to the satisfaction of any condition required to be satisfied at or before closing that has not been satisfied or waived; and remain in full force and effect; and

                  -        remain in full force and effect;

                  and all statutory waiting periods in respect of such approvals must have expired and no such approvals may contain any conditions or restrictions that our board of directors reasonably determines in good faith are unsatisfactory;

         - the purchase and sale agreement and the Transaction must have been approved by a majority of the votes entitled to be cast by the holders of the issued and outstanding shares of our Class A Common Stock and Class A Preferred Stock, voting together as a single class;

         - all consents and approvals required for the assignment of those contracts that are identified in the purchase and sale agreement must have been obtained and acceptable renegotiations of selected information technology contracts must have been completed;

         - there shall not have occurred any event that would materially and adversely affect the ability of Buyer to complete the Transaction;

         - the total purchase price for the loans receivable and a small portion of our residual assets that we expect to sell to Buyer prior to the closing, shall not be more than $10 million less than the purchase price for the mortgage loans calculated on the pricing cut-off date, as described in a letter agreement between us and Buyer dated as of the same date as the purchase and sale agreement; and

         - there shall be an arrangement satisfactory to us related to a specific litigation matter.

         Conditions to Buyer's Obligation to Close

         Buyer's obligations to effect the purchase and sale are dependent on the satisfaction or waiver, before or at the time of the closing, of each of the following conditions:

         - we must have performed in all material respects all agreements and covenants contained in or provided for by the purchase and sale agreement and the ancillary agreements that we are required to perform at or before the closing;

         - each of our representations and warranties in the purchase and sale agreement and the ancillary agreements must be true and correct in all material respects (a) on and as of the date of the purchase and sale agreement as to the representations and warranties made at signing, and (b) on and as of the closing date as to the supplements to be provided at closing, except for representations and warranties that expressly apply only to a specific date or time which need only be true as of that specified date and time, and except to the extent the failures to be true and correct would not, individually or in the aggregate, have a material adverse effect on the Transaction;

         - all filings with regulators and all regulatory and other approvals required to be made or obtained by Buyer to complete the Transaction and the transactions contemplated by the ancillary agreements, including any required approval of applicable bank authorities, must:

                  -        have been obtained;

                  - not be subject to the satisfaction of any condition required to be satisfied at or before closing that has not been satisfied or waived; and

                  -        remain in full force and effect;

                  all statutory waiting periods in respect of such approvals must have expired and no such approvals may contain any conditions or restrictions that the board of directors of Buyer reasonably determines in good faith are unsatisfactory;

         - no statute, rule or regulation will have been enacted by any governmental authority that prohibits the completion of the Transaction or the transactions contemplated by any ancillary agreement;

         - there must be no order, judgment or decree of a United States federal or state court or other governmental or regulatory authority in effect precluding or making illegal the completion of the Transaction or the transactions contemplated by any ancillary agreements;

         - the terms and conditions of the ancillary agreements must be agreed upon by us and Buyer, and be executed and delivered by us on or before closing;

         - Buyer must have received a favorable opinion of our counsel, subject to customary qualifications, limitations and assumptions as to matters specified in the purchase and sale agreement;

         - all consents and approvals of any persons, other than Buyer or its affiliates, required in connection with the assignment of the contracts identified in the purchase and sale agreement must have been obtained and acceptable renegotiations of selected information technology contracts will have been completed;

         - the purchase and sale agreement and the Transaction must have been approved by the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of our Class A Shares and our Class A Preferred Shares, voting together as a single class;

         - there shall be an arrangement satisfactory to Buyer related to a specific litigation matter;

         - specific employment criteria relating to employees engaged primarily in the Mortgage Business must be met;

         -        none of the following events shall have occurred:

                  - the enactment of legislation by the United States preventing the conduct of the Mortgage Business in any material respect or generally prohibiting the deductibility of interest on home mortgage loans;

                  - the issuance of any order or decree by a bank authority that would impose upon Buyer the obligation to comply with any of our agreements with bank regulators, solely because the Transaction was completed;

                  - any other event which would, on an objective basis, adversely impact Buyer in its conduct of the Mortgage Business as much or more than that set forth in the two immediately preceding subparagraphs; or

                  - the filing by us or a good faith filing against us of a bankruptcy petition or similar filing or proceeding, or our admission of inability to pay our debts as they become due;

         - the total dollar amount of unpaid principal balance of loans with delinquencies in excess of 30 days in our term mortgage loan securitizations must not have increased by more than 25% between December 31, 2000 and the end of the month prior to the month in which the closing occurs under the purchase and sale agreement; and

         - no specified event of default on our or the Selling Subsidiaries' part shall have been declared which has not been waived or cured under any of our term mortgage loan securitizations.

REPRESENTATIONS AND WARRANTIES

         We have given various representations and warranties in the purchase and sale agreement including, among others, representations and warranties relating to:

         - our and the Selling Subsidiaries' organization, good standing and corporate power and authority to enter into and consummate the Transaction;

         - absence of conflicts with organizational documents or certain material agreements;

         - our and the Selling Subsidiaries' conduct of the Mortgage Business in the ordinary course of business and subject to and in accordance with our agreements with bank regulators;

         -        loan servicing and securitization matters;

         -        necessary consents and approvals;

         - absence of any untrue statement regarding or omission of any material fact;

         -        litigation;

         -        title to and condition of the Assets;

         -        the intellectual property used in the Mortgage Business;

         - identification of, compliance with and enforceability of significant contracts relating to the Mortgage Business;

         -        environmental matters;

         -        identification of and interests in real property;

         -        compliance with laws;

         -        tax matters;

         - employee matters, including employee benefit plans and labor relations;

         - existence of inter-company debt, guarantees and transactions with affiliates; and

         - assets necessary to operate the Mortgage Business as it is currently operated by us.

         The purchase and sale agreement contains representations and warranties of Buyer and its affiliates including, among others, representations and warranties relating to:

         - Buyer's and its affiliates' organization, good standing and corporate power and authority to enter into and consummate the Transaction;

         - absence of conflicts with organizational documents or certain material agreements;

         -        necessary consents and approvals;

         -        litigation; and

         - Buyer's lack of awareness of any facts or circumstances which would cause us or the Selling Subsidiaries to be in breach of our representations and warranties relating to our or our Selling Subsidiaries' contracts with Buyer or its affiliates.

COVENANTS

         The purchase and sale agreement contains covenants customary for transactions like the Transaction including, among others, those described below.

         Our Conduct of Business

                  The purchase and sale agreement provides that, from the date the purchase and sale agreement was signed until the closing date, unless we first obtain Buyer's written consent, which is not to be unreasonably withheld, conditioned or delayed, or except as expressly provided for by the purchase and sale agreement:

         - we will use, and we will cause the Selling Subsidiaries to use, commercially reasonable efforts to operate the Mortgage Business in the ordinary course of business; and

         - subject to specific exceptions in the purchase and sale agreement, we will not and we will cause each of the Selling Subsidiaries not to engage in identified conduct, practices and actions relating to, among other things:

                  -        employee matters;

                  -        our employee benefit plans;

                  -        dispositions and acquisitions of assets;

                  -        capital expenditures; and

                  -        our contractual relationships.

         Conduct of Buyer

                  The purchase and sale agreement provides that, from the date of the purchase and sale agreement until the closing date, Buyer will:

         - cooperate with us in our efforts to operate the Mortgage Business in the ordinary course of business and preserve current operations of the Mortgage Business; and

         - take no action that would interfere with our obligations under any provision of the purchase and sale agreement, except in the ordinary course of Buyer's pre- existing business relationship with us or its fulfillment of its obligations under the purchase and sale agreement.

         Regulatory Agreements

         The purchase and sale agreement provides that none of the covenants described above will preclude us or the Selling Subsidiaries from performing any action required or necessary to comply with our agreements with regulators.

         No Solicitation

         In the purchase and sale agreement, we agreed that, until the earlier of the closing or the termination of the purchase and sale agreement, we will not directly or indirectly take any action to:

         - solicit, engage in discussions, furnish information to, or negotiate with any person, whether the discussions or negotiations are initiated by us or otherwise, or take any other action intended or designed to facilitate the efforts of any person other than Buyer relating to the possible direct or indirect acquisition of the Mortgage Business (any such efforts by any such person, including a firm proposal to make such an acquisition, to be referred to as an "Alternative Acquisition"); or

         - enter into an agreement with any person, other than Buyer, providing for a possible Alternative Acquisition. However, we may give information about the

                  Mortgage Business to a person other than Buyer and may negotiate with that person if our counsel advises our board of directors, or a committee of the board, that the failure to furnish the information or negotiate with that person could subject the board of directors or any of our directors to liability for breach of their fiduciary duties.

         The purchase and sale agreement further provides that we must immediately cease any of our activities, discussions or negotiations conducted before the date of the purchase and sale agreement with any parties other than Buyer related to any of the foregoing. If we receive a written proposal for an Alternative Acquisition, we must promptly:

         - notify the person making the proposal of the terms of the no solicitation covenant;

         - inform Buyer of our receipt of the proposal and the substance of the proposal, including the identity of the person making the proposal; and

         - advise Buyer of any developments related to the Alternative Acquisition.

         Regulatory Matters; Other Consents

         The purchase and sale agreement provides that we and Buyer will act promptly to make all necessary filings with government authorities and give all notices reasonably required to obtain all government approvals and clearances required to complete the Transaction or the transactions contemplated by any of the ancillary agreements.

         In addition, the purchase and sale agreement requires that we and Buyer will diligently and in good faith exercise reasonable commercial efforts toward obtaining consents required by, and satisfying any conditions imposed in connection with, our material contracts and critical information technology contracts.

         Employment Matters

         The purchase and sale agreement provides that Buyer will employ, in comparable positions and at the same salaries and compensation as in effect when employed by us, most of our employees who are primarily engaged in the Mortgage Business. Those employees who become employees of Buyer after closing are referred to in this proxy statement as the "Employees." Buyer's obligation to employ any of the Employees is conditioned upon the closing taking place and such employment will take effect as of the Employment Transfer Time, as defined below. In this proxy statement, "Employment Transfer Time" means 11:59 p.m. local time on the closing date at each location where Employees are employed or the later date of hire with respect to inactive employees. The purchase and sale agreement also provides that each Employee will be employed at a location within a thirty mile radius of the location where the Employee is employed on the closing date.

         The purchase and sale agreement provides that, as of the Employment Transfer Time, the Employees will be eligible to participate in Buyer's employee benefit plans and other fringe benefits that Buyer has in effect on the same basis as Buyer offers the plans and benefits to its similarly situated, existing employees. Buyer will recognize any prior service with us as if it had been service with Buyer to the extent that the service would have been recognized under our applicable employee benefits plans, except as to certain retirement benefits that we do not offer our employees. See also "The Transaction - Interests of Certain Persons in Matters to Be Acted Upon" for a discussion of amendments to our severance plans and bonuses that may be paid in connection with the Transaction.

         Except as described elsewhere in this proxy statement, we will remain responsible for all benefits accrued under, or claims against, our employee benefit plans with respect to the Employees prior to the Employment Transfer Time. See "The Transaction - Interests of Certain Persons in Matters to Be Acted Upon" for a discussion of certain payments to be made by Buyer. Buyer will not, except as otherwise specifically provided in the purchase and sale agreement, at any time assume any liability for the benefits of any active or any terminated, vested or retired participant in our retirement plans.

         We will make lump sum distributions available to Employees under the Advanta Corp. Employee Savings Plan (the "Savings Plan") and we will provide Employees with the information and forms necessary for them to elect to transfer their account balances to a defined contribution plan of Buyer. Buyer will permit, and will cause its plan to permit, the transfer of Employees' lump sum distributions from the Savings Plan directly to Buyer's plan. Buyer will accept, as part of the transfer, the portion of an Employee's account balance that consists of a participant loan, and will continue to treat the participant loan in a manner that is consistent with the terms of the documentation for the loan. We and Buyer will cooperate in all matters related to these transfers, including making appropriate amendments to the plans involved. Buyer will assume all liabilities for, and will provide under the applicable Buyer plan, retirement benefits to any Employee upon the transfer by the Employee to Buyer's plan of a Savings Plan account balance otherwise held for the benefit of the Employee.

         We will pay to each Employee all amounts payable under our bonus plans or arrangements with respect to the Employee's employment by us for the year 2000, as determined by us in accordance with the provisions of the bonus plans or arrangements and we will also pay a proportionate amount of any amounts payable under those plans or arrangements for any portion of year 2001 in which the Employee remained employed by us. Until the time that they become employees of Buyer, we will continue to make available to those Employees their existing benefit arrangements, including medical, dental and other welfare benefits plans.

         Taxes

         Under the purchase and sale agreement, we and Buyer have agreed that all state and local transfer, sales and use, notarial or similar taxes or fees arising from or relating to the Transaction will be borne by the party that is legally responsible for them. We also have agreed that Buyer, as our agent, will be responsible for the filing of any tax information return and the mailing of any related notice for all transactions in the period from and after January 1, 2001.

         Real Estate Matters

         The purchase and sale agreement provides that we will lease our premises at 800 and 850 Ridgeview Road, Horsham, Pennsylvania (together, the "Ridgeview Property") to Buyer for a term of two years, with a one-year renewal option, for rent in the amount of $4,076,982 per year for the initial two-year term and $4,174,053 per year for the one-year renewal term.

         Buyer also will assume some of our leases and subleases, with rents and other amounts payable under those leases to be apportioned on a per diem basis as of the close of business on the closing date. In addition, we and Buyer will cooperate to obtain consents from landlords necessary for our assignment of the leases referred to above.

         Also at closing, we will enter into agreements to lease to Buyer building improvements related to the Ridgeview Property, selected equipment and technology assets.

         Non-Competition and Non-Solicitation

         Under the purchase and sale agreement, we have agreed that, for five years following closing, except in certain circumstances, neither we nor any of our subsidiaries will directly or indirectly engage in the business of originating, marketing, servicing or subservicing, purchasing, selling and securitizing residential mortgage loans, which business is in competition with the Mortgage Business.

         Subject to the exceptions identified in the purchase and sale agreement, for a period of two years following closing, neither we nor any of our subsidiaries will, directly or indirectly:

         - employ, solicit for employment, or induce to terminate employment with Buyer or any of its subsidiaries any Employees who are then or within the preceding six months were, employed by Buyer or any of its subsidiaries;

         - take any action intended to cause any client, customer or supplier of the Mortgage Business to terminate its relationships with Buyer or any of its affiliates; or

         - disclose or use for a purpose that is prohibited by the non-compete provision described above any confidential information relating primarily to the Mortgage Business.

         In addition, the purchase and sale agreement provides that for a period of five years following closing, neither we nor any of our subsidiaries will directly or indirectly target or solicit the customers listed as mortgage customers on the loan servicing platforms for our or the Selling Subsidiaries' owned, securitized and subserviced mortgage portfolios. However, the purchase and sale agreement provides that promotions or other marketing activities that are not based on the mortgage customer list or an excerpt of the mortgage customer list, including targeted marketing campaigns, marketing campaigns directed at the general public and advertising campaigns through various media, will not constitute solicitation for purposes of this provision.

         Buyer has agreed that for two years following closing, subject to the exceptions identified in the purchase and sale agreement, Buyer will not directly or indirectly employ, solicit for employment, or induce to terminate employment with us or any of our subsidiaries, any of our employees who are employed by us or our subsidiaries on the closing date or within the preceding six months in collections, decision support or marketing, except for employees who were terminated by us or our affiliates.

         Servicing Agreements

         The purchase and sale agreement provides that Buyer and its affiliates will perform the obligations of the servicer or subservicer under the mortgage servicing agreements it assumes in the Transaction, including, without limitation, the obligation to make servicing and delinquency advances, manage litigation, and manage borrowers' defaults. Buyer and its affiliates will perform obligations that relate to the period before closing to the extent required of the then current servicer or subservicer under the applicable servicing agreement. However, neither Buyer nor its affiliates will assume any liability for our acts or omissions or alleged acts or omissions which occurred on or before the closing date. In performing its obligations as servicer or subservicer, Buyer will seek full recovery, including costs and expenses and indemnification for claims relating to servicing, to the extent reasonably permissible under the servicing agreements. If the terms of the applicable servicing agreement do not permit recovery for litigation, Buyer and its affiliates must exceed the applicable threshold for indemnification before seeking recovery against us.

         Sale of Mortgage Loans to Buyer

         At the time of the signing of the purchase and sale agreement, we signed a separate letter agreement with Buyer providing that, prior to closing, we will sell to Buyer some loans receivable and a small portion of our residual assets. Any of these assets not sold to Buyer before the closing under the purchase and sale agreement will be sold to Buyer at that closing.

         Buyer to Perform Obligations under Corporate Finance Program

         We and Buyer will enter into a separate agreement pursuant to which, on and after closing, Buyer, acting as our agent, will perform all of our or the Selling Subsidiaries' obligations under our agreements with third parties relating to our corporate finance program, including obligations with respect to making of payments, maintenance of reserves, providing monthly reports, maintaining confidentiality, and obligations not to solicit for refinancing mortgagors of mortgage loans sold subject to the program.

INSURANCE RELATED ACTIVITIES

         Under the purchase and sale agreement, our rights and obligations arising from agreements, relationships, and other assets related to ongoing programs of insurance provided to mortgage customers and identified in the purchase and sale agreement will be transferred to and assumed by Buyer. In the case of programs no longer offered to mortgage customers, Buyer will perform only subservicing and administrative functions.

TERMINATION

         The purchase and sale agreement may be terminated and the Transaction may be abandoned at any time before closing:

         -        by mutual written consent;

         -        by either Buyer or us if:

                  - the Transaction has not been completed by March 31, 2001, or a later date agreed upon by us and Buyer;

                  - any court or other governmental body shall have issued an order, decree or ruling or taken any other action in effect permanently restraining, enjoining or otherwise prohibiting consummation of the Transaction and the transactions contemplated by the ancillary agreements and the order, decree, ruling or other action shall have become final and non-appealable; or

         -        by Buyer if:

                  - Buyer discovers that any representation or warranty made by us in the purchase and sale agreement was untrue at the time the representation or warranty was made or, except for those representations and warranties made as of a particular date which need only be true and correct as of such date, is not true and correct as of the closing date, under the purchase and sale agreement, except where the failure to be so true and correct individually or in the aggregate would not have a material adverse effect on the

                           Transaction, provided that if any such failure to be so true and correct is capable of being cured before March 31, 2001, then Buyer may not terminate the purchase and sale agreement under this paragraph until March 31, 2001, and Buyer must provide notice to us, at or before the date originally scheduled for closing specifying in reasonable detail the untruthfulness in the representations or warranties claimed by Buyer and in no event may Buyer terminate the purchase and sale agreement under this paragraph if the failure is corrected before March 31, 2001; or

                  - there has been a breach of any covenant or agreement on our part under the purchase and sale agreement resulting in a material adverse effect on the Assets, which cannot be cured before March 31, 2001.

         -        by us if:

                  - we discover that any representation or warranty made by Buyer in the purchase and sale agreement was untrue at the time the representation or warranty was made or, except for those representations and warranties made as of a particular date which need only be true and correct as of the date, is not true and correct as of the closing date under the purchase and sale agreement, except where the failure to be so true and correct would not have a material adverse effect on the Transaction, provided that if any such failure to be so true and correct is capable of being cured before March 31, 2001, then we may not terminate the purchase and sale agreement under this paragraph until March 31, 2001, and we must provide notice to Buyer, at or prior to the date originally scheduled for closing specifying in reasonable detail the untruthfulness in the representations and warranties claimed by us, and in no event may we terminate the purchase and sale agreement under this paragraph if the failure is corrected before March 31, 2001; or

                  - there has been a material breach of any covenant or agreement in the purchase and sale agreement on the part of Buyer which cannot be cured before March 31, 2001;

         If the purchase and sale agreement is terminated, it will become void, without liability on the part of any party, except as provided in the following paragraph and except for some matters relating to access of information and payment of expenses.

         If any person or group proposes an Alternative Acquisition and the purchase and sale agreement is later terminated for any other reason, other than by reason of the breach of the purchase and sale agreement by Buyer, and a definitive agreement relating to the Alternative

Acquisition is executed within one year after the termination, we must pay to Buyer a termination fee of $1,000,000.

INDEMNIFICATION

         We and the Selling Subsidiaries will indemnify and hold Buyer harmless from and against any losses suffered, incurred or sustained by Buyer as a result of:

         - any breach by us of any representation or warranty under the purchase and sale agreement;

         - any breach by us of, or our failure to satisfy, any covenant or agreement under the purchase and sale agreement; or

         - any liability relating to acts, omissions or obligations of ours or a Selling Subsidiary on or before the closing date relating to the Mortgage Business or its operations which is not assumed by Buyer under the purchase and sale agreement.


         Buyer has agreed to indemnify and hold us and the Selling Subsidiaries harmless from and against any losses suffered, incurred or sustained by us as a result of:

         - any breach on the part of Buyer of any representation or warranty under the purchase and sale agreement;

         - any breach on the part of Buyer of any covenant or agreement under the purchase sale agreement; or

         - any liability assumed by Buyer under the purchase and sale agreement.

         Any losses for which indemnification is provided will be computed on a net basis, after taking into account any amounts received or receivable by us or Buyer under any insurance policies and any tax deductions taken or other tax benefits received as a result of the losses.

         Neither we nor Buyer will have any indemnification obligation under the purchase and sale agreement until the other party's aggregate losses for which indemnification is provided exceed $1,000,000, and then the breaching party will be obligated to indemnify the other party only for the amount by which the losses exceed the initial $1,000,000.

         The indemnification provided for in the purchase and sale agreement does not cover, and in no event will any party be liable for, any consequential or incidental damages.

LITIGATION MANAGEMENT

         Except for litigation expressly assumed by Buyer under the purchase and sale agreement, neither Buyer nor any of its affiliates will assume liability for litigation arising before or after the closing and relating to events that occurred before closing.

         Under the purchase and sale agreement Buyer will manage, in its role as servicer or subservicer under the mortgage servicing agreements it assumes, the defense and ultimate resolution of the litigation matters referred to in a separate litigation management agreement that we will negotiate with Buyer. That litigation management agreement will provide that, to the extent Buyer seeks and does not obtain full recovery under the relevant mortgage servicing agreement, Buyer will incur the first $1,000,000 of expenses in connection with the litigation managed by Buyer.

FEES AND EXPENSES

         Except as otherwise specifically provided in the purchase and sale agreement, all costs and expenses incurred in connection with the Transaction will be paid by the party incurring the expenses. However, we will be solely responsible for all costs and expenses, including transfer fees, consent fees, penalty fees, recording fees, documentary stamps and sales taxes, incurred in connection with:

         - the assignments of the contracts or agreements related to the Mortgage Business; and

         -        the purchase and sale of our personal property.

         The purchase and sale agreement does provide that Buyer will solely be responsible for all filing fees associated with the premerger notification filings required under the Hart-Scott- Rodino Antitrust Improvements Act of 1976.

ASSIGNMENT

         By its terms, the purchase and sale agreement is not assignable by either party without the consent of the other party, except that Buyer may assign any or all of its rights, interests or obligations under the purchase and sale agreement to:

         - one or more of its affiliates listed below, provided that the affiliate agrees in writing to be bound by all of the terms, conditions and provisions of the purchase and sale agreement; or

         - any post-closing purchaser of all or substantially all of the Assets,

but any such assignment will not relieve Buyer of its obligations under the purchase and sale agreement.

         The parties have agreed that, at closing, Buyer will assign its rights, interests and obligations with respect to some of the Assets, including servicing Assets, retained interests in mortgage loan securitization transactions, insurance Assets and home equity lines of credit, to one or more of the following affiliates of Buyer, Chase Mortgage Company, Chase Home Mortgage Corporation of the Southeast, Chase Manhattan Bank, U.S.A., N.A., and Chase Insurance Agency, Inc. which are permitted under the laws, regulations and contracts that apply to the ownership of and dealings with those Assets. In addition, Buyer may assign its rights, interests and obligations as to the purchase and sale agreement to an affiliate. In either case, as noted above, Buyer will remain liable for its obligations under the purchase and sale agreement.

                           OWNERSHIP OF ADVANTA SHARES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The information provided in the following table is furnished as of December 31, 2000 (unless otherwise specified), for any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is known to us to be the beneficial owner of more than 5% of any class of our voting securities.

                                                                           AMOUNT AND
                                                                           NATURE OF
                                                                           BENEFICIAL            PERCENT
TITLE OF CLASS             NAME AND ADDRESS OF BENEFICIAL OWNER            OWNERSHIP             OF CLASS
--------------             ------------------------------------            ----------            --------
Class A Preferred     Gisela Alter (1)...............................        1,010                100.00%
Class A Common        Dennis Alter (1)...............................    3,046,067(2)(3)(4)(5)     30.34%
                      Advanta Corp. Employee Stock Ownership
                           Plan (6)..................................    1,000,000                  9.96%
                      Kestrel Investment Management
                           Corporation (7)...........................      874,646                  8.71%
                      Legg Mason, Inc. (8)...........................      615,900                  6.13%
                      Dimensional Fund Advisors Inc. (9).............      776,246                  7.73%

--------------------

(1) The address for Gisela Alter and Dennis Alter is c/o Advanta Corp., Welsh and McKean Roads, P.O. Box 844, Spring House, Pennsylvania, 19477-0844.

(2) Includes 551,695 shares owned by a trust, the beneficiary of which is Linda Alter, the sister of Dennis Alter, and pursuant to which Dennis Alter is sole trustee. Mr. Alter disclaims beneficial ownership of these shares.

(3) Includes 82,798 shares held by a charitable foundation established by Mr. Alter, as to which Mr. Alter shares voting and dispositive powers, and 41,399 shares held by a trust established by Mr. Alter, through which he has made certain charitable gifts of shares and as to which Mr. Alter has sole voting and dispositive powers. Also includes 571,905 shares held by a charitable foundation established by Mr. Alter, as to which Mr. Alter and his wife share voting and dispositive powers. Mr. Alter disclaims beneficial ownership of all such shares.

(4) Does not include 1,010 shares of Class A Preferred Stock owned by Gisela Alter, the wife of Dennis Alter.

(5) Does not include shares held in trust for the benefit of employees of Advanta participating in the Advanta Corp. Employee Stock Ownership Plan (the "ESOP") as to which Mr. Alter is a trustee. As of December 31, 1999, the ESOP held 1,000,000 shares as follows: 34,771 shares allocated to ESOP participants who direct the vote of such shares and as to which the ESOP trustees have no beneficial ownership; and 965,229 shares which, as of December 31, 1999, had not been allocated to ESOP participants as to which the ESOP trustees may be deemed beneficial owners under Rule 13d of the 1934 Act ("Rule 13d"). Shares of Class A Common Stock held by the ESOP, but not yet allocated or as to which ESOP participants have not made timely voting directions, are voted by the ESOP trustees in the same proportions as shares for which directions are received (subject to each trustee's fiduciary responsibilities under Section 404 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")). Mr. Alter disclaims beneficial ownership of the 965,229 unallocated shares held by the ESOP.

(6) The ESOP has sole voting power as to 965,229 unallocated shares and shared voting power as to 34,771 shares that have been allocated to ESOP participants. The allocated shares are voted by the ESOP trustees as directed by ESOP participants. Shares of Class A Common Stock held by the ESOP, but not yet allocated or as to which ESOP participants have not made timely voting directions, are voted by the ESOP trustees in the same proportions as shares for which directions are receive (subject to each trustee's fiduciary responsibilities under Section 404 of ERISA). The address of the ESOP is P.O. Box 844, Welsh and McKean Roads, Spring House, PA 19477.

(7) Information as to shares held by Kestrel Investment Management Corporation ("Kestrel"), David J. Steirman ("Mr. Steirman") and Abbott
         J. Keller ("Mr. Keller") is based solely on a Schedule 13G filed with the SEC on February 14, 2000. According to the Schedule 13G, Messrs. Steirman and Keller are the only shareholders of Kestrel, an investment advisor; Kestrel is deemed to be the beneficial owner for purposes of Rule 13d of 874,646 shares, or 8.69% of the class, having sole voting power of 740,951 shares and sole dispositive power of 874,646 shares; each of Messrs. Steirman and Keller also is deemed to be the beneficial owner for purposes of Rule 13d of the 874,646 shares, having sole voting power of 740,951 shares and sole dispositive power of 874,646 shares pursuant to their ownership interests in Kestrel. The address of Kestrel and Messrs. Steirman and Keller is 411 Borel Avenue, Suite 403, San Mateo, CA 94402.

(8) Information as to shares held by Legg Mason, Inc. ("Legg") is based solely on a Schedule 13G filed with the SEC on February 14, 2000. According to its Schedule 13G, Legg shares voting and dispositive power with respect to a total 615,900 shares, or 6.12% of the class, owned by its subsidiaries Legg Mason Wood Walker, Inc., which owns 3,381 shares, and Brandywine Asset Management, Inc., which owns 612,519 shares. The address of Legg is 100 Light Street, Baltimore, Maryland 21202.

(9) Information as to shares held by Dimensional Fund Advisors Inc. ("Dimensional") is based solely on a Schedule 13G filed with the SEC on February 3, 2000. According to its Schedule 13G, Dimensional is deemed to be the beneficial owner of the above- reported shares for purposes of Rule 13d because it has the power to vote or direct the vote of and/or shares dispositive power with respect to these shares. Dimensional is deemed to be the beneficial owner of 776,246 shares, or 7.71% of the class, and has sole voting and dispositive power with respect to these shares. The address of Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information regarding the Class A Common Stock and Class B Common Stock as of December 31, 2000 beneficially owned by: (a) each director of Advanta; (b) each person who served as Advanta's Chief Executive Officer and each of Advanta's four other most highly compensated executive officers whose compensation exceeded

$100,000 during 1999 and one additional person who would have been included among the four referred to above had he been serving as an executive officer of Advanta at December 31, 2000; and (c) all directors and executive officers as a group. Shares issuable upon the exercise of stock options are included in the table below if the options are currently exercisable or will become exercisable by March 2, 2001. None of Advanta's executive officers or directors beneficially owns any shares of the Class A Preferred Stock.

                                                                                         CLASS A COMMON           CLASS B COMMON
                                                                                     -----------------------   ---------------------
                                                                                     AMOUNT AND                AMOUNT AND
                                                                                      NATURE OF                 NATURE OF
                                                                                     BENEFICIAL      PERCENT   BENEFICIAL   PERCENT
NAME                                                                                  OWNERSHIP     OF CLASS    OWNERSHIP   OF CLASS
----------------------------------------------------------------------------------   ------------   --------   ----------   --------
EXECUTIVE OFFICERS/DIRECTORS
Dennis Alter(1)(2)(3)(4)(5).......................................................      3,046,067     30.33%   1,498,971     8.44%
William A. Rosoff(4)(6)(7)........................................................         82,798         *      463,222     2.60%
EXECUTIVE OFFICERS
Philip M. Browne(8)(9)............................................................         37,500         *      124,821        *
James L. Shreero(10)..............................................................              0         *       33,091        *
DIRECTORS
Arthur P. Bellis(4)(11)...........................................................         26,058         *       74,018        *
Max Botel(12).....................................................................          3,030         *       34,507        *
William C. Dunkelberg(13).........................................................          1,656         *       51,611        *
Dana Becker Dunn(14)..............................................................              0         *       36,000        *
Robert C. Hall(15)................................................................              0         *       20,232        *
James E. Ksansnak(16).............................................................              0         *       21,861        *
Ronald Lubner(17).................................................................              0         *       32,073        *
Olaf Olafsson(4)(18)..............................................................         27,800         *       98,000        *
Michael Stolper(4)(19)............................................................              0         *       18,000        *
All officers and directors as a group (14 persons)(1)(2)(3)(4)(6)(9)(20)..........      3,142,111     31.29%   2,506,407    14.10%

--------------------
* Represents less than 1% of the indicated class of Advanta's Common Stock outstanding as of December 31, 2000.

(1) Includes 551,695 shares of Class A Common Stock owned by a trust, the beneficiary of which is Linda Alter, the sister of Dennis Alter, and pursuant to which Mr. Alter is sole trustee. Mr. Alter disclaims beneficial ownership of these shares.

(2) Includes 82,798 shares of Class A Common Stock and 40,768 shares of Class B Common Stock held by a charitable foundation established by Mr. Alter, as to which Mr. Alter shares voting and dispositive powers, and 41,399 shares of Class A Common Stock and 12,285 shares of Class B Common Stock, held by a trust established by Mr. Alter, through which he has made certain charitable gifts of shares and as to which Mr. Alter has sole voting and dispositive powers. Also includes 571,905 shares of Class A Common Stock and 36,400 shares of Class B Common Stock held by a charitable foundation established by Mr. Alter, as to which Mr. Alter and his wife share voting and dispositive powers. Mr. Alter disclaims beneficial ownership of all such shares.

(3) Does not include 1,010 shares of Class A Preferred Stock owned by the wife of Dennis Alter.

(4) Does not include shares held in trust for the benefit of employees of Advanta participating in the ESOP as to which Messrs. Alter, Rosoff, Olafsson, Bellis and Stolper are trustees. As of December 31, 1999, the ESOP held 1,000,000 shares of Class A Common Stock as follows: 34,771 shares allocated to ESOP participants who direct the vote of such shares and as to which the ESOP trustees have no beneficial ownership and 965,229 shares which, as of December 31, 1999, had not been allocated to ESOP participants as to which the ESOP trustees may be deemed beneficial owners under Rule 13d. Shares of Class A Common Stock held by the ESOP, but not yet allocated or as to which ESOP participants have not made timely voting direction, are voted by the ESOP trustees in the same proportions as shares for which directions are received (subject to each trustee's fiduciary responsibilities under Section 404 of ERISA). Each of Messrs. Alter, Rosoff, Olafsson, Bellis and Stolper disclaims beneficial ownership of the 965,229 unallocated shares held by the ESOP.

(5) Includes options to purchase 183,459 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(6) Includes 82,798 shares of Class A Common Stock and 40,768 shares of Class B Common Stock owned by a charitable foundation established by Mr. Alter as to which Mr. Rosoff has shared voting and dispositive power. These shares are also reflected in the ownership table under Mr. Alter's name.

(7) Includes options to purchase 218,666 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(8) Includes options to purchase 50,000 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(9) Includes options to purchase 6,717 shares of Class B Common Stock held by Mr. Browne's wife pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(10) Includes options to purchase 15,562 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(11) Includes options to purchase 13,965 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(12) Includes options to purchase 1,530 shares of Class A Common Stock and 27,433 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(13) Includes options to purchase 49,611 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(14) Includes options to purchase 36,000 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(15) Includes options to purchase 19,688 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(16) Includes options to purchase 20,098 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(17) Includes options to purchase 32,073 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(18) Includes options to purchase 6,000 shares of Class B Common stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(19) Includes options to purchase 18,000 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

(20) Includes options to purchase 1,530 shares of Class A Common Stock and 697,272 shares of Class B Common Stock pursuant to Advanta's 2000 Omnibus Stock Incentive Plan.

                             SELECTED FINANCIAL DATA

The following table contains certain consolidated historical financial information of Advanta Corp. and its subsidiaries. We derived the historical information from the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 1999 (the "1999 Annual Report"), and from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the period ended September 30, 2000 (the "2000 Third Quarter Report") and other information and data contained in the 1999 Annual Report and the 2000 Third Quarter Report. More comprehensive financial information is included in these reports and the financial information which follows is qualified in its entirety by reference to such reports and all of the financial statements and related notes contained in them, copies of which may be obtained as provided below.

                              FINANCIAL HIGHLIGHTS
                       SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands, except
   per share amounts)                    Nine Months Ended
                                            September 30,                                 Year Ended December 31,
                                    ---------------------------   -----------------------------------------------------------------
                                         2000           1999          1999          1998          1997          1996         1995
                                         ----           ----          ----          ----          ----          ----         ----
SUMMARY OF OPERATIONS(1)
 Noninterest revenues               $    95,324    $   290,350   $   326,297   $   417,392   $   825,895   $   799,570  $   532,380
 Interest revenues                      249,207        185,700       246,226       245,340       436,860       354,927      249,566
 Interest expense                       151,490        128,529       167,676       184,275       324,558       269,700      166,032
 Gain on transfer of
   consumer credit card business              0              0             0       541,288             0             0            0
 Provision for credit losses             59,858         28,007        42,647        67,193       210,826        96,862       53,326
 Minority interest in
   income of consolidated
   subsidiary                             6,660          6,660         8,880         8,880         8,880           222            0

 Operating expenses                     286,405        251,314       337,061       379,764       621,961       522,952      350,685
 Unusual charges(2)                           0          6,713        16,713       125,072             0             0            0
 Net income (loss)                     (159,882)        33,263        49,818       447,880        71,625       175,657      136,677

PER COMMON SHARE DATA
 Net income (loss)
 Basic
   Combined(3)                      $     (6.38)   $      1.31   $      1.99   $     16.65   $      1.52   $      4.15  $      3.38
   Class A                                (6.41)          1.28          1.95         16.62          1.45          4.08         3.34
   Class B                                (6.36)          1.33          2.02         16.68          1.57          4.19         3.42
 Diluted
   Combined(3)                            (6.38)          1.30          1.96         15.71          1.50          3.89         3.20
   Class A                                (6.41)          1.26          1.93         15.69          1.43          3.86         3.18
   Class B                                (6.36)          1.31          1.99         15.73          1.54          3.91         3.22
 Cash dividends declared
   Class A                                 .189           .189          .252          .252          .440          .380         .290
   Class B                                 .227           .227          .302          .302          .528          .456         .348
 Book value-combined                      16.81          22.65         23.14         21.26         19.01         18.06        14.35
 Closing stock price
   Class A                                11.25          14.63         18.25         13.25         26.25         42.75        38.25
   Class B                                 8.14          11.75         14.06         11.06         25.38         40.88        36.38

FINANCIAL CONDITION--YEAR END
 Investments and money
    market instruments(4)           $ 1,460,887    $ 1,788,603   $ 1,387,655   $ 1,662,343   $ 2,092,292   $ 1,653,384  $ 1,089,317
 Gross receivables
    Owned                               920,991        962,959     1,480,305     1,120,360     3,352,236     2,618,392    2,732,933
    Securitized                       9,662,170      9,127,126     8,760,918     8,659,797    14,505,968    13,670,801    9,482,422
                                    -----------    -----------   -----------   -----------   -----------   -----------  -----------
    Managed                          10,583,161     10,090,085    10,241,223     9,780,157    17,858,204    16,289,193   12,215,355

Total serviced receivables(5)        23,299,071     20,573,310    22,142,890    18,058,485    27,039,669    19,981,285   12,838,272
 Total assets
    Owned                             3,119,306      3,525,594     3,689,662     3,721,420     6,655,915     5,583,959    4,524,259
    Managed                          12,139,809     12,206,235    11,977,045    12,065,183    20,945,748    19,141,467   13,943,506
 Deposits                             1,530,285      1,704,176     1,512,359     1,749,790     3,017,611     1,860,058    1,906,601
 Long-term debt                         759,900        849,815       788,508     1,030,147     2,248,172     2,305,081    1,279,190
 Capital securities(6)                  100,000        100,000       100,000       100,000       100,000       100,000            0
 Stockholders' equity                   432,769        577,224       589,631       560,304       926,950       852,036      672,964

SELECTED FINANCIAL RATIOS
 Return on average assets                 (5.59)%         1.16%         1.34%        11.95%         1.09%         3.16%        4.06%
 Return on average common equity         (40.91)          7.84          8.82         82.76          8.47         25.31        26.15
 Return on average total equity(7)       (33.31)          7.52          8.30         64.81          8.12         22.07        24.75
 Equity/managed assets(7)                  4.39           5.55          5.76          5.47          4.90          4.95         4.81
 Equity/owned assets(7)                   17.08          19.21         18.69         17.74         15.43         17.05        14.87
 Dividend payout                            N/M(9)       17.54         15.67          1.62         33.34         10.75         9.97
 As a percentage of
    managed receivables:
    Total loans 30 days or
      more delinquent(8)
              New methodology               8.3
              Prior methodology             8.6            7.6           8.2           7.7           6.0           5.4          3.3
    Net charge-offs(8)
              New methodology               2.5
              Prior methodology             2.0            1.5           1.6           2.5           5.3           3.2          2.2
    Operating expenses                      3.4            3.3           3.3           3.6           3.4           2.9          2.9

     (1) Results through February 1998 include the results of the consumer credit card unit.

     (2) 1999 amounts included charges associated with cost reduction initiatives in the first quarter and additional costs associated with products exited in the first quarter of 1998. 1998 amounts included severance and outplacement costs associated with workforce reduction, option exercises and other employee costs associated with the Consumer Credit Card Transaction/Tender Offer; and expenses associated with exited businesses/products and asset impairment.

     (3) Combined represents a weighted average of Class A and Class B.

     (4) Includes federal funds sold, restricted interest-bearing deposits, trading investments, investments available for sale and subordinated trust assets.

     (5) Represents total managed receivables plus contract servicing receivables.

     (6) Represents company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely subordinated debentures of Advanta.

     (7) In 2000, 1999, 1998, 1997 and 1996, return on average total equity, equity/managed assets and equity/owned assets include capital securities as equity. The ratios without capital securities for 1999 were 8.82%, 4.92% and 15.98%, respectively, for 1998 were 74.75%, 4.64%
         and 15.06%, respectively, for 1997 were 8.33%, 4.43% and 13.93%, respectively and for 1996 were 22.31%, 4.45% and 15.26%, respectively. For the nine month period ending September 30, 2000, the ratios without capital securities were (40.79)%, 3.56% and 13.87%, respectively, and for the same period in 1999, the ratios were 7.82%, 4.73% and 16.37%, respectively.

     (8) Beginning in the second quarter of 2000, charge-off and delinquency statistics reflect the adoption of new charge-off policies for mortgage loans and leases. Under the new policy, mortgage loans are generally charged-off at the earlier of foreclosure or 180 days delinquent. The previous policy was the earlier of foreclosure or 12 months delinquent. Leases are generally charged-off at 121 days delinquent, however, under the new policy, the timing of the delinquency measurement was changed from mid-month to month end in the second quarter of 2000. Cumulative catch-up adjustments included in second quarter charge-off amounts are not annualized when calculating the annualized charge-off rate under the new methodology. Beginning in 1996, charge-off rates reflect a change in consumer credit card charge-off methodology. This new policy provided up to a 90-day investigative period following notification of the bankruptcy petition prior to charge-off.

     (9) The dividend payout ratio for the nine months ended September 30, 2000 is negative and therefore, not meaningful.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

We prepared the following pro forma financial information to illustrate the estimated effects of the proposed transaction as described under "The Transaction" in this proxy statement.
The following tables present:

     - The historical consolidated income statements for the nine months ended September 30, 2000 (unaudited) and the year ended December 31, 1999, and the unaudited historical consolidated balance sheet as of September 30, 2000 for Advanta Corp. and its subsidiaries; and

     - The unaudited pro forma consolidated income statements for the nine months ended September 30, 2000 and the year ended December 31, 1999, and the unaudited pro forma consolidated balance sheet as of September 30, 2000 for Advanta Corp. and its subsidiaries giving effect to the described pro forma adjustments

We prepared the pro forma consolidated income statements assuming that the proposed transaction had occurred January 1, 1999. The pro forma consolidated balance sheet was prepared assuming that the proposed transaction had occurred September 30, 2000.

The unaudited pro forma consolidated financial statements presented below do not purport to represent what the results of operations or financial position would actually have been if the proposed transaction had occurred on the dates referred to above. Also, the unaudited pro forma consolidated financial statements are not indicative of the future results of operations or financial position of Advanta Corp. and its subsidiaries to be expected in future periods. A substantial portion of corporate expenses incurred in the past have been to support the operations to be sold in the proposed transaction. Upon completion of the proposed transaction, we intend to substantially reduce corporate expenses not directly associated with our business card and other ongoing businesses. No pro forma adjustments have been reflected associated with our plans to reduce these expenses. Further, the pro forma adjustments do not reflect a restructuring charge related to the planned reduction in corporate expenses or transaction expenses associated with the proposed transaction. The pro forma adjustments also do not reflect any impact for the use of the proceeds from the proposed transaction. The restructuring charge and transaction expenses will be incurred in the period the proposed transaction is consummated. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable.

                         ADVANTA CORP. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                      NINE MONTHS ENDED SEPTEMBER 30, 2000



                                                 Advanta        Advanta            Advanta
                                                Corp. and       Mortgage          Corp. and
(In thousands, except for per share data)      Subsidiaries     Pro Forma        Subsidiaries
                                                Historical     Adjustments        Pro Forma
                                                ----------     -----------        --------
REVENUES:
Interest income                                 $ 249,207      $(131,487)(A)      $ 117,720
Securitization income (loss)                      (99,484)       134,325(A)          34,841
Servicing revenues                                119,273       (100,504)(A)         18,769
Other revenues, net                                75,535         (3,337)(A)         72,198
                                                ---------      ---------          ---------
  TOTAL REVENUES                                  344,531       (101,003)           243,528
                                                ---------      ---------          ---------
EXPENSES:
Operating expenses                                286,405       (162,631)(B)        123,774
Interest expense                                  151,490        (75,469)(C)         76,021
Provision for credit losses                        59,858        (23,408)(A)         36,450
Minority interest in income
 of consolidated subsidiary                         6,660             --              6,660
                                                ---------      ---------          ---------
  TOTAL EXPENSES                                  504,413       (261,508)           242,905
                                                ---------      ---------          ---------
INCOME (LOSS) BEFORE INCOME TAXES                (159,882)       160,505                623
Income tax expense                                     --            218 (D)            218
                                                ---------      ---------          ---------
NET INCOME (LOSS)                               $(159,882)     $ 160,287          $     405
                                                =========      =========          =========

Basic earnings (loss) per combined share        $   (6.38)                        $    0.01
                                                =========                         =========

Diluted earnings (loss) per combined share      $   (6.38)                        $    0.01
                                                =========                         =========

Basic weighted average combined shares
 outstanding                                       25,093                            25,093
                                                =========                         =========

Diluted weighted average combined shares
 outstanding                                       25,093                            25,372
                                                =========                         =========


(A) The pro forma consolidated income statement reflects the elimination of income and expense of the Advanta Mortgage business unit, as reflected in the Unaudited Historical Combined Financial Statements, as if the proposed transaction had occurred as of January 1, 1999, adjusted for the results of auto operations which are not part of the proposed transaction.

(B) The pro forma consolidated income statement reflects the elimination of the operating expenses of Advanta Mortgage, adjusted by (1) $3.0 million of auto expenses as described in (A); and (2) $29.4 million of indirect operating expenses allocated to Advanta Mortgage by Advanta Corp. that would continue to be incurred subsequent to the proposed transaction if there was no corporate restructuring.

(C) The pro forma consolidated income statement reflects the elimination of interest expense of Advanta Mortgage, as adjusted by (1) auto interest expense of $1.3 million as described in (A); and (2) $863 thousand which represents the difference between interest expense allocated to Advanta Mortgage by Advanta Corp. and interest expense calculated based on the specific costs of funding the assets being sold.

(D) The effective tax rate of the consolidated company and Advanta Mortgage was 0% for 2000 due to valuation adjustments recorded on Advanta Mortgage assets in the second quarter of 2000 and an increase in a tax valuation allowance. Excluding these mortgage valuation adjustments, tax expense would have been recognized by Advanta Corp. The pro forma tax adjustment represents the tax expense on pro forma income at the federal statutory rate of 35%.

                         ADVANTA CORP. AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                          YEAR ENDED DECEMBER 31, 1999



                                                 Advanta        Advanta            Advanta
                                                Corp. and       Mortgage          Corp. and
(In thousands, except for per share data)      Subsidiaries     Pro Forma        Subsidiaries
                                                Historical     Adjustments        Pro Forma
                                                ----------     -----------       -----------
REVENUES:
Interest income                                 $ 246,226      $(126,203)(A)     $ 120,023
Securitization income                             124,514        (88,548)(A)        35,966
Servicing revenues                                119,300        (95,855)(A)        23,445
Other revenues, net                                82,483         (4,078)(A)        78,405
                                                ---------      ---------         ---------
  TOTAL REVENUES                                  572,523       (314,684)          257,839
                                                ---------      ---------         ---------
EXPENSES:
Operating expenses                                337,061       (200,639)(B)       136,422
Interest expense                                  167,676        (82,325)(C)        85,351
Provision for credit losses                        42,647        (16,391)(A)        26,256
Minority interest in income
 of consolidated subsidiary                         8,880             --             8,880
Unusual charges                                    16,713             --            16,713
                                                ---------      ---------         ---------
  TOTAL EXPENSES                                  572,977       (299,355)          273,622
                                                ---------      ---------         ---------
INCOME (LOSS) BEFORE INCOME TAXES                    (454)       (15,329)          (15,783)
Income tax expense (benefit)                      (50,272)        (5,365)(D)       (55,637)
                                                ---------      ---------         ---------
NET INCOME                                      $  49,818      $  (9,964)        $  39,854
                                                =========      =========         =========

Basic earnings per combined share               $    1.99                        $    1.57
                                                =========                        =========

Diluted earnings per combined share             $    1.96                        $    1.55
                                                =========                        =========

Basic weighted average combined shares
 outstanding                                       23,572                           23,572
                                                =========                        =========

Diluted weighted average combined shares
 outstanding                                       23,929                           23,929
                                                =========                        =========

(A) The pro forma consolidated income statement reflects the elimination of income and expense of the Advanta Mortgage business unit, as reflected in the Unaudited Historical Combined Financial Statements, as if the proposed transaction had occurred as of January 1, 1999, adjusted for the results of auto operations which are not part of the proposed transaction.

(B) The pro forma consolidated income statement reflects the elimination of the operating expenses of Advanta Mortgage, adjusted by (1) $5.5 million of auto expenses as described in (A); and (2) $35.7 million of indirect operating expenses allocated to Advanta Mortgage by Advanta Corp. that would continue to be incurred subsequent to the proposed transaction if there was no corporate restructuring.

(C) The pro forma consolidated income statement reflects the elimination of interest expense of Advanta Mortgage, as adjusted by (1) auto interest expense of $3.3 million as described in (A); and (2) $7.2 million which represents the difference between interest expense allocated to Advanta Mortgage by Advanta Corp. and interest expense calculated based on the specific costs of funding the assets being sold.

(D) The pro forma consolidated income statement reflects the net effects of the pro forma adjustments at the statutory federal tax rate of 35%.

                         ADVANTA CORP. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                            AS OF SEPTEMBER 30, 2000


                                                      Advanta          Advanta          Advanta
                                                     Corp. and         Mortgage        Corp. and
($ in thousands)                                    Subsidiaries       Pro Forma      Subsidiaries
                                                     Historical       Adjustments      Pro Forma
                                                     ----------       -----------      --------
ASSETS
Cash                                                 $    77,067      $  981,068(A)   $1,058,135
Federal funds sold                                       107,046              --         107,046
Restricted interest-bearing deposits                      42,556              --(B)       42,556
Investments available for sale                           800,567              --         800,567
Loan and lease receivables, net:
  Held for sale                                          580,578        (267,866)(B)     312,712
  Other                                                  292,459         (37,661)(B)     254,798
                                                     -----------      ----------      ----------
Total loan and lease receivables, net                    873,037        (305,527)        567,510
Retained interests in securitizations                    432,253        (423,671)(B)       8,582
Contractual mortgage servicing rights                     95,954         (95,954)(B)          --
Premises and equipment (at cost, less
 accumulated depreciation)                                96,639         (26,127)(C)      70,512
Other assets                                             594,187        (127,903)(D)     466,284
                                                     -----------      ----------      ----------
TOTAL ASSETS                                         $ 3,119,306      $    1,886      $3,121,192
                                                     ===========      ==========      ==========

LIABILITIES
Deposits:
  Noninterest-bearing                                $    17,338      $       --      $   17,338
  Interest-bearing                                     1,512,947              --       1,512,947
                                                     -----------      ----------      ----------
TOTAL DEPOSITS                                         1,530,285              --       1,530,285

Long-term debt                                           759,900              --(E)      759,900
Other borrowings                                           6,030              --           6,030
Other liabilities                                        290,322         (38,114)(F)     252,208
                                                     -----------      ----------      ----------
TOTAL LIABILITIES                                      2,586,537         (38,114)      2,548,423
                                                     -----------      ----------      ----------
Company-obligated mandatorily
 redeemable preferred securities of
 subsidiary trust holding solely
 subordinated debentures of Advanta                      100,000              --         100,000

STOCKHOLDERS' EQUITY
Class A preferred stock, $1,000 par value:
 Authorized, issued and outstanding
  - 1,010 shares                                           1,010              --           1,010
Class A voting common stock, $.01 par value:
 Authorized - 214,500,000 shares;
  Issued - 10,040,230 shares                                 100              --             100
Class B non-voting common stock, $.01 par value:
 Authorized - 230,000,000 shares;
  Issued - 17,708,494 shares                                 177              --             177
Additional paid-in capital                               221,486              --         221,486
Deferred compensation                                    (10,131)             --         (10,131)
Unearned ESOP shares                                     (11,818)             --         (11,818)
Accumulated other comprehensive loss                      (6,317)             --          (6,317)
Retained earnings                                        256,227          40,000(G)      296,227
Less: Treasury stock at cost, 0 Class A
 and 527,168 Class B common shares                       (17,965)             --         (17,965)
                                                     -----------      ----------      ----------
TOTAL STOCKHOLDERS' EQUITY                               432,769          40,000         472,769
                                                     -----------      ----------      ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 3,119,306      $    1,886      $3,121,192
                                                     ===========      ==========      ==========

(A) Represents the receipt of proceeds on the sale of net assets of Advanta Mortgage reduced by the sale of Advanta Mortgage business unit cash, as reflected in the Unaudited Historical Combined Financial Statements, had the sale occurred at the balance sheet date, with the exception of $1.0 million of cash accounts that are not part of the proposed transaction.

(B) Represents the sale of assets and liabilities of the Advanta Mortgage business unit, as reflected in the Unaudited Historical Combined Financial Statements, had the sale occurred at the balance sheet date, adjusted for auto assets and liabilities that are not part of the proposed transaction.

(C) Represents the reduction of premises and equipment of Advanta Mortgage had the sale occurred on the balance sheet date, with the exception of auto assets as noted in (B) and $35.4 million of facilities and related building improvements, equipment and technology assets that are not part of the proposed transaction.

(D) Represents the reduction of other assets of Advanta Mortgage had the sale occurred on the balance sheet date, with the exception of auto assets as noted in (B) and $2.1 million of accrued interest on derivatives and certain prepaids that are not part of the proposed transaction.

(E) One of the potential alternatives for the use of a portion of the proceeds from the proposed transaction is the defeasance or prepayment of all outstanding medium-term notes. A pro forma adjustment for the defeasance or prepayment is not shown above, since the defeasance or prepayment is contingent upon receiving approval from our banking regulators for an Advanta National Bank dividend to Advanta Corp. There were $365.6 million of medium-term notes outstanding at September 30, 2000.

(F) Represents the reduction of other liabilities of Advanta Mortgage had the sale occurred on the balance sheet date, with the exception of auto liabilities as noted in (B) and $25.1 million of liabilities related to exited businesses, certain other accruals, and payroll related expenses that are not part of the proposed transaction.

(G) Represents the increase in retained earnings resulting from the gain, before transaction expenses, of $59.7 million on the proposed transaction, reduced by a charge of approximately $19.7 million associated with equipment, facilities and derivative instruments related to hedging activities that will not be purchased in the proposed transaction. Prior to closing, the buyer has the option to elect not to purchase a limited number of specific assets. If the buyer elects not to purchase some or all of these assets, the purchase price will be adjusted. The total adjustment to the purchase price will not reduce the total purchase price by more than $4 million.

                       UNAUDITED FINANCIAL STATEMENTS OF
                               ADVANTA MORTGAGE

Provided below are:

     - The unaudited historical combined balance sheets as of September 30, 2000, December 31, 1999 and December 31, 1998;

     - The unaudited historical combined income statements for the nine months ended September 30, 2000 and September 30, 1999 and the years ended December 31, 1999, December 31, 1998 and December 31, 1997;

     - The unaudited historical combined statements of changes in business unit capital for the nine months ended September 30, 2000 and the years ended December 31, 1999, December 31, 1998 and December 31, 1997; and

     - The unaudited historical combined statements of cash flows for the nine months ended September 30, 2000 and September 30, 1999 and the years ended December 31, 1999, December 31, 1998 and December 31, 1997, for Advanta Mortgage, the business unit which conducts our mortgage operations

                                ADVANTA MORTGAGE
                       (A BUSINESS UNIT OF ADVANTA CORP.)
                             COMBINED BALANCE SHEETS
                                   (UNAUDITED)

($ in thousands)                                                               SEPTEMBER 30,        DECEMBER 31,        DECEMBER 31,
                                                                                   2000                1999                1998
                                                                               -------------        ------------        ------------
ASSETS
Cash                                                                            $   41,611          $   20,540          $   12,004
Restricted interest-bearing deposits                                                 6,225              35,810              25,283
Loans
  Held for sale                                                                    267,866             508,693             462,924
  Other                                                                             39,435             517,648             358,152
                                                                                ----------          ----------          ----------
Total loans, net                                                                   307,301           1,026,341             821,076
Retained interests in securitizations                                              432,253             515,789             501,038
Contractual mortgage servicing rights                                               95,954              92,636              74,425
Premises and equipment (at cost, less accumulated
 depreciation of $31,888 in 2000, $18,738 in 1999 and $12,188 in 1998)              61,542              22,990              17,845
Other assets                                                                       130,279             127,541             301,496
                                                                                ----------          ----------          ----------
TOTAL ASSETS                                                                    $1,075,165          $1,841,647          $1,753,167
                                                                                ==========          ==========          ==========

LIABILITIES AND BUSINESS UNIT CAPITAL
Amounts due to Advanta Corp. and affiliates                                     $  761,874          $1,319,994          $1,491,643
Other borrowings                                                                         0              76,435              18,517
Other liabilities                                                                   63,291              79,618              49,607
                                                                                ----------          ----------          ----------
TOTAL LIABILITIES                                                                  825,165           1,476,047           1,559,767
                                                                                ----------          ----------          ----------

BUSINESS UNIT CAPITAL                                                              250,000             365,600             193,400

                                                                                ----------          ----------          ----------
TOTAL LIABILITIES AND BUSINESS UNIT CAPITAL                                     $1,075,165          $1,841,647          $1,753,167
                                                                                ==========          ==========          ==========

See Notes to Combined Financial Statements

                                ADVANTA MORTGAGE
                       (A BUSINESS UNIT OF ADVANTA CORP.)
                           COMBINED INCOME STATEMENTS
                                  (UNAUDITED)


($ in thousands)
                                      Nine Months Ended
                                        September 30,                       Year Ended December 31,
                                        -------------                       -----------------------
                                     2000            1999           1999            1998           1997
                                     ----            ----           ----            ----           ----
Interest income                   $ 133,762       $  99,345      $ 131,496       $ 123,550      $  94,499
Securitization income (loss)       (134,325)        105,115         88,548         132,369         72,019
Servicing revenues                  102,056          72,123         99,235          86,416         61,753
Other revenues, net                   3,385           3,126          4,174          21,581         (3,261)
                                  ---------       ---------      ---------       ---------      ---------
   Total revenues                   104,878         279,709        323,453         363,916        225,010

Operating expenses                  195,019         181,313        241,822         224,611        130,911
Interest expense                     75,878          60,142         78,461          75,296         51,825
Provision for credit losses          23,508           9,145         16,731          25,577          7,851
                                  ---------       ---------      ---------       ---------      ---------
   Total expenses                   294,405         250,600        337,014         325,484        190,587
                                  ---------       ---------      ---------       ---------      ---------

Pretax income (loss)               (189,527)         29,109        (13,561)         38,432         34,423

Income tax expense (benefit)              0          11,444         (5,412)         11,470          1,107
                                  ---------       ---------      ---------       ---------      ---------
Net income (loss)                 $(189,527)      $  17,665      $  (8,149)      $  26,962      $  33,316
                                  =========       =========      =========       =========      =========

See Notes to Combined Financial Statements

                                ADVANTA MORTGAGE
                       (A BUSINESS UNIT OF ADVANTA CORP.)

             COMBINED STATEMENTS OF CHANGES IN BUSINESS UNIT CAPITAL
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                AND YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                                   (UNAUDITED)




                                                           ($ IN THOUSANDS)
                                                           ------------------
BALANCE, JANUARY 1, 1997                                             $83,623
             Changes in business unit capital                         44,277
             Net income                                               33,316
                                                           ------------------
BALANCE, DECEMBER 31, 1997                                           161,216
             Changes in business unit capital                          5,222
             Net income                                               26,962
                                                           ------------------
BALANCE, DECEMBER 31, 1998                                           193,400
             Changes in business unit capital                        180,349
             Net loss                                                 (8,149)
                                                           ------------------
BALANCE, DECEMBER 31, 1999                                           365,600
             Changes in business unit capital                         73,927
             Net loss                                               (189,527)
                                                           ------------------
BALANCE, SEPTEMBER 30, 2000                                         $250,000
                                                           ==================


See Notes to Combined Financial Statements

                                ADVANTA MORTGAGE
                       (A BUSINESS UNIT OF ADVANTA CORP.)
                        COMBINED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

( $in thousands)
                                                                     Nine Months Ended
                                                                        September 30,                  Year Ended December 31,
                                                                        -------------                  -----------------------
                                                                    2000          1999          1999         1998           1997
                                                                    ----          ----          ----         ----           ----
OPERATING ACTIVITIES
Net income (loss)                                               $  (189,527)  $    17,665   $    (8,149)  $    26,962   $    33,316
Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
        Depreciation and amortization                                 7,530         5,948         6,715         6,160         3,534
        Provision for credit losses                                  23,508         9,145        16,731        25,577         7,851
        Valuation adjustment for loans held for sale                  6,307            --            --            --            --
        Origination of loans held for sale                       (1,226,914)   (1,904,436)   (2,227,559)   (4,927,070)   (3,443,116)
        Proceeds from sale of loans held for sale                 1,583,995     2,246,196     2,424,402     4,719,705     3,389,327
        Change in other assets and other liabilities                 (7,540)       60,593        78,322       (12,785)      (15,094)
        Change in retained interests in securitizations and
           contractual mortgage servicing rights                     80,218       (53,017)      (32,962)     (189,142)     (166,319)
                                                                -----------   -----------   -----------   -----------   -----------
Net cash provided by (used in) operating activities                 277,577       382,094       257,500      (350,593)     (190,501)
                                                                -----------   -----------   -----------   -----------   -----------
INVESTING ACTIVITIES
        Change in interest-bearing deposits                          29,585        (6,955)      (10,527)       (1,855)       (2,013)
        Principal collected on loans not held for sale               80,207       100,570       133,456       119,215        84,423
        Origination of loans not held for sale                     (157,558)     (109,287)     (426,852)     (427,389)     (141,143)
        Proceeds from sale of loans originally classified
          as not held for sale                                      397,735            --            --            --            --
        Purchases of premises and equipment, net                    (45,847)      (10,454)      (11,659)        6,167       (25,627)
                                                                -----------   -----------   -----------   -----------   -----------
Net cash provided by (used in) investing activities                 304,122       (26,126)     (315,582)     (303,862)      (84,360)
                                                                -----------   -----------   -----------   -----------   -----------
FINANCING ACTIVITIES
        Change in amounts due to Advanta Corp. and affiliates      (558,120)     (377,317)     (171,649)      639,197       223,737
        Change in other borrowings                                  (76,435)      (18,517)       57,918        14,660         3,857
        Change in business unit capital for transactions with
          Advanta Corp.                                              73,927        42,867       180,349         5,222        44,277
                                                                -----------   -----------   -----------   -----------   -----------
Net cash provided by (used in) financing activities                (560,628)     (352,967)       66,618       659,079       271,871
                                                                -----------   -----------   -----------   -----------   -----------
Net  increase (decrease) in cash                                     21,071         3,001         8,536         4,624        (2,990)
Cash at beginning of period                                          20,540        12,004        12,004         7,380        10,370
                                                                -----------   -----------   -----------   -----------   -----------
Cash at end of period                                           $    41,611   $    15,005   $    20,540   $    12,004   $     7,380
                                                                ===========   ===========   ===========   ===========   ===========

See Notes to Combined Financial Statements

               ADVANTA MORTGAGE (A BUSINESS UNIT OF ADVANTA CORP.)
                     NOTES TO COMBINED FINANCIAL STATEMENTS
         ($ in thousands except per share data, unless otherwise noted)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In these notes to combined financial statements, "we", "us", and "our" refer to Advanta Mortgage, unless the context otherwise requires.


NATURE OF OPERATIONS

Advanta Mortgage is a business unit of Advanta Corp. and had no separate legal status or existence through September 30, 2000. Advanta Mortgage makes nonconforming home equity loans directly to consumers and through brokers. This business unit originates and services first and second lien mortgage loans, including home equity lines of credit, through subsidiaries of Advanta Corp. In addition to servicing and managing the loans it originates, Advanta Mortgage contracts with third parties to service their nonconforming home equity loans on a subservicing basis. Prior to the first quarter of 1999, this business unit also engaged in the auto finance business.


BASIS OF PRESENTATION

The activities of Advanta Mortgage have been conducted to date by various entities that are wholly owned subsidiaries of Advanta Corp. These entities include Advanta National Bank, Advanta Bank Corp., Advanta Mortgage Holding Company and subsidiaries, and Advanta Residual Holding Corp. All of the activities of Advanta Mortgage Holding Company and subsidiaries and Advanta Residual Holding Corp. are part of this business unit. However, Advanta Mortgage represents only a portion of the activities, operations and assets of Advanta National Bank and Advanta Bank Corp. The combined financial statements include all of the accounts of Advanta Mortgage Holding Company and subsidiaries and Advanta Residual Holding Corp., and only the accounts of Advanta National Bank and Advanta Bank Corp. that relate to the Advanta Mortgage business unit activities of Advanta Corp.

The combined financial statements reflect the necessary adjustments to eliminate intercompany items, transactions and profits. The combined financial statements also reflect assumptions regarding the allocation of certain expense items and balance sheet accounts, certain of which are material to the financial statements. In that regard, there have been $53.6 million of indirect expenses allocated to Advanta Mortgage by Advanta Corp in the nine months ended September 30, 2000 and $41.0 million allocated in the same period of 1999. There were $56.5 million of indirect expenses allocated to Advanta Mortgage in the year ended December 31, 1999, $38.8 million in the same period of 1998 and $19.7 million in the same period of 1997. These indirect expenses are related to administrative and other functions supporting all legal entities and business units within the Advanta Corp. group. See Note 14. Accordingly, the combined historical financial statements of the business unit would not necessarily be indicative of the results that would have been realized if the business unit had operated as an independent entity.


USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Estimates are used when accounting for securitization income, retained interests in securitizations, contractual mortgage servicing rights, the fair value of certain financial instruments, the allowance for credit losses, and income taxes, among others. Actual results could differ from those estimates.


INTERIM FINANCIAL STATEMENTS

In the opinion of management, the financial statements as of September 30, 2000 and for the nine months ended September 30, 2000 and 1999 include all adjustments (which include normal recurring adjustments and the valuation adjustments discussed in Note 2) required for a fair statement of financial position, results of operations and cash flows for the interim periods presented. The results of operations for the interim periods are not necessarily indicative of the results for the full year.


LOANS HELD FOR SALE

Loans held for sale represent receivables currently on the balance sheet that we intend to sell or securitize within the next six months. These assets are reported at the lower of aggregate cost or fair market value by loan type. Net unrealized losses, if any, are recognized through a valuation allowance by charges to income.


ALLOWANCE FOR CREDIT LOSSES

The allowance for credit losses is established as losses are estimated to have occurred through a provision for credit losses charged to earnings. The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility in light of historical experience by loan type, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available.

Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. We charge losses on nonperforming Advanta Mortgage loans against the allowance generally at the earlier of foreclosure or when they have become 180 days delinquent. This policy was implemented in the three months ended June 30, 2000. The previous policy was the earlier of foreclosure or 12 months delinquent.

The accrual of interest is discontinued when the related receivable becomes 90 days past due. Interest income is subsequently recognized only to the extent cash payments are received.


LOAN ORIGINATION COSTS AND FEES

Interest income is accrued on the unpaid principal balance of loans. Loan origination fees, net of certain direct origination costs, are deferred and recognized as an adjustment of the related loan yield using a method which approximates the level yield method. Upon the sale or securitization of loans, the unamortized portion of net fees or costs is included in the computation of the gain on sale. Deferred origination costs include certain costs relating to direct sales and underwriting activities and preparing and processing loan documents.

SECURITIZATION ACTIVITIES

We use securitizations of loans as a funding source for operations and generally have securitized loans quarterly. The transfer of financial assets in which we surrender control over those assets is accounted for as a sale to the extent that we receive consideration other than beneficial interests in the transferred assets in exchange. Liabilities and derivatives incurred or obtained as part of a transfer of financial assets are initially measured at fair value, if practicable. We allocate the previous carrying amount of the receivables securitized between the assets sold and the retained interests, including the servicing relationship, interests in the receivables, and an interest-only strip, based on their relative estimated fair values at the date of sale. A gain is recognized at the time of the sale, equal to the excess of the fair value of the assets obtained (principally cash) over the allocated cost of the assets sold and transaction costs. The retained interest-only strip represents the fair value of the remaining interest to be collected from the borrowers on the underlying loans after the payment of interest to the certificate holders and the payment of a servicing fee to us in our role as servicer reduced by the estimated fair value of our obligation for anticipated charge-offs. In the fourth quarter of 1999, there was a minimal level of loans securitized due to management's intention at that time to grow the on-balance sheet portfolio.


RETAINED INTERESTS IN SECURITIZATIONS

Retained interests in securitizations include the retained interest-only ("IO") strip and subordinated trust assets related to loan securitizations. Retained interest-only strips are measured in accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). We account for the retained interest-only strips from mortgage securitizations as trading securities. These assets are recorded at estimated fair value and the resulting unrealized gain or loss from the valuation of the receivable is included in the results of operations for the period.

We estimate the fair value of retained interest-only strips based on a discounted cash flow analysis. The cash flows are estimated as the excess of the weighted average yield on each pool of the receivables sold over the sum of the interest rate paid to the certificate holder plus the servicing fee, a trustee fee, credit enhancement costs and an estimate of future credit losses over the life of the receivables. Cash flows are discounted from the date the cash is expected to become available to us (the "cash-out" method). These cash flows are projected over the life of the receivables using prepayment, default, and interest rate assumptions that management believes would be used by market participants for similar financial instruments subject to prepayment, credit and interest rate risk. The cash flows are discounted using an interest rate that management believes a purchaser unrelated to the seller of the financial instrument would demand. See Note 15 for discussion of assumptions used in the estimate of fair value. As all estimates used are influenced by factors outside our control, there is uncertainty inherent in these estimates, making it reasonably possible that they could change in the near term. Interest income is recognized over the life of the retained interest-only strip using the discount rate used in the valuation.

Ownership of subordinated trust assets, together with the related retained interest-only strip, is represented by the subordinate certificates issued by the securitization trust. These certificates serve as a form of credit enhancement for the transactions, and excess losses, if any, on the collateral would be absorbed by these amounts. These assets are classified as trading securities and are carried at estimated fair value. In estimating fair value, management considers the credit enhancement provided by the retained interest-only strip.

CONTRACTUAL MORTGAGE SERVICING RIGHTS

We allocate a portion of the book value of receivables securitized to the retained servicing rights based on relative fair values. Management has estimated the fair value of contractual mortgage servicing rights based on a discounted cash flow analysis. The cash flows are estimated as the excess of the benefits of servicing, principally revenues from contractually specified servicing fees, late charges, prepayment penalties and other ancillary sources, over adequate market-based compensation. Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125") defines adequate compensation to include the profit that would be demanded in the marketplace. Contractual mortgage servicing rights are amortized in proportion to, and over the period of, estimated net future servicing fee income.

We periodically evaluate the potential impairment of contractual mortgage servicing rights. We stratify these rights based on two of the predominant risk characteristics of the underlying loans, the period of origination and the type of loan (i.e., fixed or adjustable rate loan). Impairment is recognized through a valuation allowance for each individual stratum. The amount of impairment recognized is the amount by which the contractual mortgage servicing rights for a stratum exceed their estimated fair value. See Note 15 for discussion of assumptions used in the estimate of fair value.


PREMISES AND EQUIPMENT

Premises, equipment, computers and software are stated at cost less accumulated depreciation and amortization. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Repairs and maintenance are charged to expense as incurred.


DERIVATIVE FINANCIAL INSTRUMENTS

Advanta Corp. uses various derivative financial instruments, including interest rate swaps, interest rate caps, options and forward contracts, as part of its risk management strategy to reduce interest rate risk. Derivatives are not used for trading or speculative activities. Derivatives are classified as hedges or synthetic alterations of specific on-balance sheet items, off-balance sheet items or anticipated transactions.

Advanta Corp. has conducted hedging activities on behalf of Advanta Mortgage. The results of these activities are reflected in interest expense and non-interest revenues in the results of operations for the periods presented.


INCOME TAXES

Deferred income tax assets and liabilities are determined using the liability (or balance sheet) method. Under this method, the net deferred tax asset or liability is determined based on the tax effects of the temporary differences between the book and tax bases of the various assets and liabilities and gives current recognition to changes in tax rates and laws.


CASH FLOW REPORTING

All interest and taxes were paid by Advanta Corp. or affiliates of Advanta Mortgage. For purposes of cash flow reporting for these combined financial statements, interest and taxes are considered to be paid when charged to the intercompany accounts. Cash paid for interest was $78.2 million during 1999, $76.3 million during 1998, and $51.0 million during 1997. Cash paid for taxes was $25.1 million during 1999, $1.6 million during 1998, and $5.9 million during 1997.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, cannot be applied retroactively and will be adopted as required January 1, 2001. We anticipate that the adoption of SFAS No. 133 will not have a material effect on the results of operations; however, we continue to monitor potential changes and implementation guidance to this new accounting standard.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125." SFAS No. 140 revises the standards for accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of SFAS No. 125's provisions without amendment. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. We anticipate that the adoption of SFAS No. 140 will not have a material effect on our results of operations.


NOTE 2) RECENT REGULATORY DEVELOPMENTS

In June 2000, we announced that Advanta Corp.'s banking subsidiaries, Advanta National Bank and Advanta Bank Corp., reached agreements with their respective bank regulatory agencies, primarily relating to the banks' subprime lending operations. The agreements outlined a series of steps to modify processes and formalize and document certain practices and procedures for the banks' subprime lending operations. The agreements also established temporary asset growth limits at Advanta National Bank and deposit growth limits at Advanta Bank Corp., imposed restrictions on taking brokered deposits at Advanta National Bank, and required that by September 30, 2000 Advanta National Bank's capital ratios be maintained at approximately the levels at March 31, 2000. At September 30, 2000, Advanta National Bank was in compliance with the increased capital ratios required by the agreements. We achieved these ratios through a combination of decreasing the assets at Advanta National Bank and making aggregate capital contributions and other investments in Advanta National Bank of approximately $70 million. The agreements also required us to change our charge-off policy for delinquent mortgages to 180 days and to modify our accounting processes and methodology for our allowance for credit losses and valuation of residual assets.

In July 2000, we announced that Advanta National Bank signed an agreement with the Office of the Comptroller of the Currency regarding the carrying value of Advanta National Bank's retained interests in mortgage securitizations and allowance for mortgage credit losses. For Advanta National Bank's June 30, 2000 Call Report, in accordance with the provisions of the agreement, we calculated the valuation of the retained interests based on an 18% discount rate on the interest-only strip and subordinated trust assets, a 15% discount rate on the contractual mortgage servicing rights, a prepayment rate that represents the average prepayment experience for the six months ended February 29, 2000 and cumulative loss rates as a percentage of original principal balance of 6% on closed end mortgage loans and 8% for HELOC (open end) mortgage loans. The agreement required that based on these assumptions, the carrying value of Advanta National Bank's contractual mortgage servicing rights be reduced by $13 million and the carrying value of Advanta National Bank's subordinated trust assets and retained interest-only strip be reduced by a total amount of $201 million. The agreement further required that Advanta National Bank's allowance for credit losses be increased by $22 million. The agreement contains provisions regarding the use of similar discount rate and credit loss assumptions for the calculation of the carrying value of the residual assets in future periods.


NOTE 3. LOANS

Loans on the balance sheet, including those held for sale, consisted of the following:

                                                      SEPTEMBER 30,              DECEMBER 31,
                                                          2000             1999              1998
                                                          ----             ----              ----
Gross mortgage and auto loans                         $   332,074       $ 1,050,478       $   829,819
Other loans                                                 4,292             4,231                 0
Add: Deferred origination costs, net of deferred
    fees, and unamortized purchase premiums                (1,864)           (4,496)           11,349
Less: Allowance for credit losses                         (27,201)          (23,872)          (20,092)
                                                      -----------       -----------       -----------
Loans, net                                            $   307,301       $ 1,026,341       $   821,076
                                                      ===========       ===========       ===========


Securitized receivables were $7.9 billion at September 30, 2000, $7.3 billion at December 31, 1999 and $7.4 billion at December 31, 1998. Subservicing receivables were $12.7 billion at September 30, 2000, $11.9 billion at December 31, 1999 and $8.3 billion at December 31, 1998. We bear no risk of credit loss on the receivables in our subservicing portfolio and subserviced loans are not included in our managed portfolio of receivables. At September 30, 2000, two clients represented 76% of the subservicing receivables portfolio. One of our larger subservicing clients, which represented 37% of the subservicing portfolio at September 30, 2000, has decided to move aspects of its servicing in-house and, therefore, will terminate its subservicing contract effective during the fourth quarter of 2000. We expect to collect a termination fee in connection with cancellation of the contract, which will partially offset the financial impact of the cancellation.

At September 30, 2000, approximately 84% of managed loans represented first lien position loans and the balance was second lien position loans. First lien position loans represented 87% of managed loans at December 31, 1999, and approximately 92% at December 31, 1998. Home equity lines of credit represented 14% of the managed mortgage loan portfolio at September 30, 2000, 10% at December 31, 1999 and 5% at December 31, 1998.

Nonperforming owned assets were $37.7 million at September 30, 2000, $36.7 million at December 31, 1999 and $38.7 million at December 31, 1998.

The geographic concentration of managed receivables (owned receivables and securitized receivables) was as follows:

                                                                   DECEMBER 31,
                                               1999                                        1998
-----------------------------------------------------------------------------------------------------------------
  California                       $           997,298          12   %        $         1,049,134         13  %
  Michigan                                     654,632           8                        774,263          9
  Pennsylvania                                 500,998           6                        442,938          5
  Ohio                                         439,359           5                        422,272          5
  Florida                                      431,008           5                        430,940          5
  All other                                  5,364,472          64                      5,157,774         63
-----------------------------------------------------------------------------------------------------------------
  Total managed
   receivables                     $         8,387,767         100  %         $         8,277,321        100  %
==================================================================================================================

In the normal course of business, we make commitments to extend credit to our home equity line of credit customers. Commitments to extend credit are agreements to lend to a customer subject to certain conditions established in the contract. Unused commitments to extend credit were $44 million at December 31, 1999 and $133 million at December 31, 1998.

NOTE 4. ALLOWANCE FOR CREDIT LOSSES

The following table presents activity in the allowance for credit losses for the periods presented:

                                          NINE MONTHS
                                            ENDED
                                           SEPT. 30,                               YEAR ENDED DECEMBER 31,
                                            2000           1999                1998         1997              1996          1995
---------------------------------------------------------------------------------------------------------------------------------
Beginning balance                         $ 23,872       $ 20,092          $  5,822       $  8,785          $  3,360      $  5,164
Provision for credit losses                 23,508         16,731            25,577          7,851             2,080         3,158
Valuation allowance on loans
    transferred  to held for sale           (7,730)             0                 0              0                 0             0
Allowances on receivables sold,
    purchased or transferred                     0           (830)                0         (4,977)            6,404         1,000

Gross charge-offs                          (14,948)       (15,132)          (14,314)        (6,828)           (3,473)       (6,038)
Recoveries                                   2,499          3,011             3,007            991               414            76
-----------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                            (12,449)       (12,121)          (11,307)        (5,837)           (3,059)       (5,962)
-----------------------------------------------------------------------------------------------------------------------------------
Ending balance                            $ 27,201       $ 23,872          $ 20,092       $  5,822          $  8,785      $  3,360
==================================================================================================================================

The provision for credit losses in the nine months ended September 30, 2000 includes an increase in the credit loss assumption made in response to our bank regulatory examination process, including the implementation of the agreements with the bank regulators that were signed during the second quarter and in July 2000 (see Note 2), and changes during the second quarter in the market and the political and regulatory environment for subprime lending.

During the nine months ended September 30, 2000, $520 million of loans were transferred to the held for sale classification due to a change in management's intention regarding the sale of those loans. Approximately $398 million of the transferred loans were sold in the third quarter of 2000 as part of the planned decrease of assets at Advanta National Bank, in order to meet required capital levels.

NOTE 5. RETAINED INTERESTS IN SECURITIZATIONS AND CONTRACTUAL MORTGAGE SERVICING RIGHTS

Retained interests in securitizations include the retained interest-only ("IO") strip and subordinated trust assets related to Advanta Mortgage loan securitizations. The following table presents activity in the retained interests in securitizations and contractual mortgage servicing rights ("CMSR") related to Advanta Mortgage loan securitizations:

                                                         NINE MONTHS ENDED
                                                           SEPTEMBER 30,
                                                                                    YEAR ENDED DECEMBER 31,
                                                                2000              1999                 1998(1)
 ----------------------------------------------------------------------------------------------------------------------------------
Beginning balance retained interests in
    securitizations                                          $ 515,789          $ 501,038          $ 361,775
Beginning balance CMSR                                       $  92,636          $  74,425          $  24,546

 Retained interests in securitizations activity:
   Retained IO on sales, net                                    55,736             50,462            181,425
   Collateral deposits to subordinated trust assets             73,884             45,717             38,907
   Interest income                                              57,457             46,581             35,847
   Cash released to Advanta                                    (82,932)           (86,241)           (79,918)
   Fair value adjustments                                     (210,654)           (32,000)           (50,980)
   Fair value adjustment related
     to auto                                                         0            (12,000)                 0
   Net change in subordinated trust assets
        associated with off-balance sheet warehouse
        facilities                                              21,260               (416)            13,982
   Other                                                         1,713              2,648                  0

  CMSR activity:
   Servicing rights retained                                    39,312             54,124             71,131
   Amortization, net                                           (20,619)           (39,134)           (12,977)
   Valuation provision                                         (15,375)             3,221             (8,275)

Ending balance retained interests in securitizations         $ 432,253          $ 515,789          $ 501,038
Ending balance CMSR                                          $  95,954          $  92,636          $  74,425
===================================================================================================================================

(1) In 1999, we reclassified $25.3 million from IO strip to CMSR to better reflect the transaction structures. In addition, we reclassified from IO strip $7.4 million as subordinated trust assets and $5.6 million as due from trustee, as these amounts had already been collected by the trust. These reclassifications had no impact on earnings. The 1998 balances have been reclassified to conform to this presentation.

The par value of subordinated trust assets was $510,718 at September 30, 2000, $411,417 at December 31, 1999 and $291,942 at December 31, 1998.

There were $226.0 million of valuation adjustments to the retained interests in Advanta Mortgage loan securitizations and CMSR in the nine months ended September 30, 2000, which decreased net income by $226.0 million. These valuation adjustments resulted from an increase in discount rate and credit loss assumption used in the valuation of these assets. These changes were made in response to our bank regulatory examination process, including the implementation of the agreements with the bank regulators that were signed during the second quarter and in July 2000 (see Note 2), and changes during the second quarter in the market and the political and regulatory environment for subprime lending.

There were $28.8 million of valuation adjustments to the retained interests in Advanta Mortgage loan securitizations and CMSR in the year ended December 31, 1999, which decreased net income by $17.4 million. These valuation adjustments resulted from more conservative fair value assumptions. $10 million of the charge was recorded in the second quarter of 1999, which resulted from an increase in credit losses expected in the off-balance sheet loan portfolio based on portfolio trends and experience. The majority of the remaining charge was recorded in the fourth quarter of 1999 and resulted from an increase in the discount rate on the retained interest-only strip and an increase in the credit loss assumption. The discount rate was increased due to an increase in market interest rates and an observed trend towards higher discount rates in available public disclosures relating to comparable instruments. The increase in the loss assumption was due to an additional increase in credit losses expected in the off-balance sheet loan portfolio based on trends and experience. The decrease in the valuation caused by the increased discount rate and credit loss assumption was slightly offset by a decrease in prepayment speeds experienced.

Additionally, in the first quarter of 1999, we recorded valuation adjustments to the retained interests in auto loan securitizations of $12 million, which decreased net income by $7.4 million. In the first quarter of 1999, Advanta Corp. implemented a plan to exit the auto finance business and engaged an investment banker to solicit bids for the business as a whole, including the retained interests in auto securitizations and certain auto loan receivables. Although management did not ultimately accept any offers to acquire the retained interests, the informal bids received were considered as part of our fair value analysis of the retained interests which resulted in a decrease in the valuation of the assets as of March 31, 1999.

There were $59.3 million of valuation adjustments to the retained interests in Advanta Mortgage loan securitizations and CMSR in the year ended December 31, 1998, which decreased net income by $41.5 million. This charge resulted from an increase in prepayment speeds experienced.

The balance in the valuation allowance for contractual mortgage servicing rights was $20.4 million at September 30, 2000, $5.1 million at December 31, 1999 and $8.3 million at December 31, 1998.

Restricted interest-bearing deposits relating to loan securitizations were $6.2 million at September 30, 2000, $35.8 million at December 31, 1999 and $25.3 million at December 31, 1998. These deposits and the retained interests in securitizations serve as credit enhancements for the securitization transactions.

NOTE  6. SELECTED BALANCE SHEET INFORMATION

Other assets consisted of the following:

                                                                    SEPTEMBER 30,                  DECEMBER 31,
                                                                       2000                  1999                 1998
-------------------------------------------------------------------------------------------------------------------------------
Servicing advances                                                     $100,825             $84,922              $123,987
Real estate owned (A)                                                     6,235               9,560                 6,621
Receivable from loans sold                                                5,663                   0               139,048
Accrued interest receivable                                               3,319               8,946                 9,207
Goodwill                                                                  1,982               2,121                 2,305
Deposits with insurance companies                                             0              15,488                17,676
Other                                                                    12,255               6,504                 2,652
-------------------------------------------------------------------------------------------------------------------------------
Total other assets                                                     $130,279            $127,541              $301,496
===============================================================================================================================

(A) Carried at the lower of cost or fair market value less selling costs.

Other liabilities consisted of the following:


                                                                   SEPTEMBER 30,                    DECEMBER 31,
                                                                       2000                  1999                 1998
-------------------------------------------------------------------------------------------------------------------------------
Accounts payable and accrued expenses                                   $38,263             $48,162               $30,968
Other                                                                    25,028              31,456                18,639
-------------------------------------------------------------------------------------------------------------------------------
Total other liabilities                                                 $63,291             $79,618               $49,607
===============================================================================================================================

NOTE 7. OTHER BORROWINGS


Other borrowings are loans funded through secured warehouse financing facilities accounted for as secured borrowings.

We had secured warehouse financing facilities for mortgage loans totaling $1.1 billion at September 30, 2000. Of the total, $500 million was committed. At September 30, 2000, there were $331 million of loans funded through these facilities, none of which were accounted for as secured borrowings. There was $719 million available under these facilities at September 30, 2000. These commitments can be withdrawn under certain conditions, including our failure to make payments under the terms of the agreements. We pay a monthly facility fee on the unused commitments of up to 35 basis points. These facilities provide for on-balance sheet and off-balance sheet funding and are generally renewable annually. Upon the expiration of these facilities, management expects to obtain the appropriate levels of replacement funding under similar terms and conditions. At December 31, 1999, we had secured warehouse financing facilities for mortgage loans totaling $1.3 billion. There were $79.0 million of loans funded through these facilities at December 31, 1999; $76.4 million of which were accounted for as secured borrowings. At December 31, 1998, we had secured warehouse financing facilities for mortgage loans totaling $1.5 billion. There were $536.1 million of loans funded through these facilities at December 31, 1998; $18.5 million of which were accounted for as secured borrowings.

We are subject to loan covenants related to the maintenance of certain equity levels at the borrowing subsidiaries, limitations on mergers and acquisitions, limitations on transactions with affiliates, and maintenance of adequate investment base and interest rate protection agreements. Management believes that at September 30, 2000, we were in compliance with all such loan covenants.

NOTE 8. COMMITMENTS AND CONTINGENCIES


We lease office space in several states under leases accounted for as operating leases. The future minimum lease payments of all non-cancelable operating leases are as follows:

                 Year Ended December 31,
                 2000                                          $2,668
                 2001                                           2,856
                 2002                                           2,720
                 2003                                           2,302
                 2004                                           2,276
                 Thereafter                                     7,736

NOTE  9. BENEFIT PLANS

Advanta Corp. provides certain employee benefits including medical, dental and life insurance to employees of Advanta Mortgage. Advanta Mortgage was allocated expense of $10.5 million in 1999, $9.8 million in 1998 and $6.3 million in 1997 for those benefits.

RESTRICTED STOCK PLANS

Certain employees of Advanta Mortgage are eligible to participate in Advanta Corp.'s management incentive plans. Under these plans, eligible employees were given the opportunity to elect to take portions of their anticipated or target bonus payments for future years in the form of restricted shares of common stock (with each plan covering three performance years). To the extent that these elections were made, or were required by the terms of the plans for executive officers, restricted shares of Advanta Corp. were issued to employees. The number of shares granted to employees is determined by dividing the amount of future bonus payments that the employee had elected to receive in stock by the market price as determined under the incentive plans. The restricted shares are subject to forfeiture prior to vesting should the employee terminate employment. Restricted shares vest 10 years from the date of grant. Vesting was and may continue to be accelerated annually with respect to up to one-third of the shares granted under the plan covering the particular performance year, based on the extent to which the employee and Advanta Corp. met or meet their respective performance goals for that plan performance year. When newly eligible employees elect to participate in a plan, the number of shares issued to them with respect to their target bonus payments for the relevant plan performance years is determined based on the average market price of the stock for the 90 days prior to eligibility. Compensation expense on restricted shares is recognized over the vesting period of the shares. Compensation expense recognized by Advanta Mortgage in connection with restricted shares was $2.1 million in 1999 and 1998, and $1.7 million in 1997.

STOCK OPTION PLANS

Certain employees of Advanta Mortgage are eligible to participate in the Advanta Stock Option Plan. Under the plan, employees are eligible to purchase the Class B common stock of Advanta Corp. Generally, option prices are the fair market value of the common stock at the date of grant. Options are generally vested over a four-year period and expire after 10 years. At December 31, 1999, there were 478 thousand options outstanding that had been granted to employees of Advanta Mortgage, 214 thousand of which were exercisable.

We have elected to account for stock-based compensation following Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" as permitted by SFAS No. 123, "Accounting for Stock Based Compensation" ("SFAS 123"). We have adopted the disclosure-only provisions of SFAS 123. Had compensation cost for the stock option plans been determined consistent with SFAS 123, Advanta Mortgage's net income would have been reduced to the following pro forma amounts for the years ended December 31:



-------------------------------------------------------------------------------
                                        1999           1998           1997
-------------------------------------------------------------------------------
Net income (loss)
     As reported                        $(8,149)       $26,962        $33,316
     Pro forma                           (8,743)        26,554         33,144


Because SFAS 123 has not been applied to options granted prior to January 1, 1995, the resulting pro forma compensation cost may not be representative of that to be expected in future years.

There were 226 thousand options granted to employees of Advanta Mortgage in the year ended December 31, 1999, with a weighted average grant date fair value of $5.04. There were 175 thousand options granted to employees of Advanta Mortgage in the year ended December 31, 1998, with a weighted average grant date fair value of $8.33. There were 38 thousand options granted to employees of Advanta Mortgage in the year ended December 31, 1997, with a weighted average grant date fair value of $21.73.

During 1997 and 1998, Advanta Corp. changed the exercise price of certain options granted during 1996 and 1997 to the market price on the date of the modification. These modifications did not result in additional compensation expense under the accounting prescribed by SFAS 123.

EMPLOYEE STOCK PURCHASE PLAN

Certain employees of Advanta Mortgage are eligible to participate in Advanta Corp.'s Employee Stock Purchase Plan, which allows employees and directors to purchase Advanta Corp. Class B Common Stock at a 15% discount from the market price without paying brokerage fees. The 15% discount is reported as compensation expense and Advanta Mortgage incurred expense of $89 thousand in 1999, $86 thousand in 1998 and $71 thousand in 1997. Shares issued under the plan are issued at the average market price on the day of purchase.

EMPLOYEE SAVINGS PLAN

Certain employees of Advanta Mortgage are eligible to participate in Advanta Corp.'s tax-deferred employee savings plan, which provides employees with savings and investment opportunities, including the ability to invest in Advanta Corp.'s Class B Common Stock. The employee savings plan provides for discretionary employer contributions equal to a portion of the first 5% of an employee's compensation contributed to the plan. For the three years ended December 31, 1999, 1998 and 1997, Advanta Corp.'s contributions equaled 100% of the first 5% of participating employees' compensation contributed to the plan. The expense for this plan for Advanta Mortgage employees totaled $1.5 million in 1999, $789 thousand in 1998 and $819 thousand in 1997. All shares of Advanta Corp. Class B Common Stock purchased by the plan in the three years ended December 31, 1999, 1998 and 1997 were acquired from Advanta Corp. at the market price on each purchase date or were purchased on the open market.

DEFERRED COMPENSATION PLAN

Certain employees of Advanta Mortgage are eligible to participate in Advanta Corp.'s elective, nonqualified deferred compensation plan for qualified executives and non-employee directors, which allows them to defer a portion of their cash compensation on a pretax basis. The plan contains provisions related to minimum contribution levels and deferral periods with respect to any individual's participation. The plan participant makes irrevocable elections at the date of deferral as to deferral period and date of distribution. Interest is credited to the participant's account at the rate of 125% of the 10-year rolling average interest rate on 10-Year U.S. Treasury Notes. Distribution from the plan may be either at retirement or at an earlier date, and can be either in a lump sum or in installment payments. Advanta Corp. has purchased life insurance contracts to fund this plan.

EMPLOYEE STOCK OWNERSHIP PLAN

Advanta Corp.'s Employee Stock Ownership Plan ("ESOP") covers employees who have reached age 21 with one year of service, including employees of Advanta Mortgage. Compensation expense related to the ESOP is included in the cost of employee benefits provided to Advanta Mortgage by Advanta Corp.

NOTE 10. BUSINESS UNIT CAPITAL


The accompanying combined financial statements reflect the assets, liabilities, revenues and expenses of Advanta Mortgage operations of the entities described in Note 1. Advanta Mortgage capital for each of the periods presented represents the amount of regulatory capital which we hold at the regulated Advanta Corp. subsidiaries for the mortgage assets. It is calculated using a method consistent with regulatory call report instructions. Advanta Corp. invests capital in the mortgage business from parent company resources including equity, capital securities and debt obligations. Management has treated changes to Advanta Mortgage's capital other than net income as a dividend to or contribution by Advanta Corp., and has reflected this change in amounts due to Advanta Corp. and affiliates. The changes in Advanta Mortgage's capital other than net income represent the net change in the amount that Advanta Corp. has directly or indirectly invested in the net assets of the operations of Advanta Mortgage.

NOTE 11. SELECTED INCOME STATEMENT INFORMATION


Other revenues include credit insurance revenues and other fee revenues. In addition, in 1998, other revenues included an $11.2 million gain on the sale of an investment in affordable housing partnerships, and $6 million from the favorable settlement of certain prior year claims. In 1997, other revenues included a $16.5 million loss in connection with a program offered to mortgage customers, which was discontinued in the first quarter of 1998.

Operating expenses consisted of the following:


                                                NINE MONTHS ENDED SEPTEMBER 30,               YEAR ENDED DECEMBER 31,
                                                   2000            1999                1999           1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Salaries and employee
 benefits                                           $67,410         $57,279             $77,390        $89,368         $60,554
Marketing expense                                    33,947          29,675              39,520         36,542          17,031
Occupancy expense                                    13,713          16,722              22,114         22,341          14,634
Credit and collection
 expense                                              8,413          10,477              14,359          7,974           4,052
External processing expense                           4,864           4,963               6,232          7,403           3,569
Professional fees                                     4,284           8,075               9,938          6,603           3,418
Postage expense                                       2,326           2,623               3,348          3,311           2,373
Other (includes allocated expenses, see
   Note 1)                                           60,062          51,499              68,921         51,069          25,280
--------------------------------------------------------------------------------------------------------------------------------
Total operating expenses                           $195,019        $181,313            $241,822       $224,611        $130,911
================================================================================================================================

NOTE 12. NET INTEREST INCOME

The following table presents the components of net interest income:

                                              NINE MONTHS ENDED SEPTEMBER 30,
                                                                                             YEAR ENDED DECEMBER 31,
                                                    2000            1999                1999           1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Interest income:
   Loans                                            $71,249         $55,628             $75,485        $77,312         $58,704
   Investments                                        5,056           8,611               9,430         10,391           9,629
   Retained interests in
     mortgage securitizations                        57,457          35,106              46,581         35,847          26,166
--------------------------------------------------------------------------------------------------------------------------------
Total interest income                               133,762          99,345             131,496        123,550          94,499
Interest expense                                     75,878          60,142              78,461         75,296          51,825
--------------------------------------------------------------------------------------------------------------------------------
Net interest income                                  57,884          39,203              53,035         48,254          42,674
Less: Provision for credit
      losses                                        (23,508)         (9,145)            (16,731)       (25,577)         (7,851)
--------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for
    credit losses                                   $34,376         $30,058             $36,304        $22,677         $34,823
================================================================================================================================

NOTE 13. INCOME TAXES


Advanta Mortgage is included in the consolidated federal tax return filed by Advanta Corp. and is liable to Advanta Corp., on demand, for its relative share of the consolidated federal income tax liability. The combined financial statements have been prepared by applying the provisions of SFAS No. 109 as if Advanta Mortgage were a separate taxpayer. The current tax liability is included in amounts due to Advanta Corp. and affiliates on the balance sheet.

Income tax expense (benefit) consisted of the following components:

                                            NINE MONTHS ENDED SEPTEMBER 30,               YEAR ENDED DECEMBER 31,
                                               2000            1999               1999              1998             1997
----------------------------------------------------------------------------------------------------------------------------
Current:
 Federal                              $       5,062     $       15,467   $       13,524   $        20,963   $       14,536
 State                                        2,864             (1,286)           1,896             1,639            1,470
----------------------------------------------------------------------------------------------------------------------------
Total current                                 7,926             14,181           15,420            22,602           16,006
----------------------------------------------------------------------------------------------------------------------------
Deferred:
 Federal                                          0             (5,561)         (18,370)          (12,367)         (12,879)
 State                                       (7,926)             2,824           (2,462)            1,235           (2,020)
----------------------------------------------------------------------------------------------------------------------------
Total deferred                               (7,926)            (2,737)         (20,832)          (11,132)         (14,899)
----------------------------------------------------------------------------------------------------------------------------
Total tax expense (benefit)           $           0     $       11,444   $       (5,412)  $        11,470   $        1,107
============================================================================================================================

The difference between the total income tax provision expected, using a statutory rate of 35% and the actual effective tax rate of 0%, 39.3%, (39.9%), 29.8% and 3.2%, is due to state income taxes, net of the federal income tax benefit, changes in the valuation allowance, tax credits and insurance program income.

The net deferred tax asset is comprised of the following:

                                                               SEPTEMBER 30,                    DECEMBER 31,
                                                                  2000                   1999                  1998
----------------------------------------------------------------------------------------------------------------------------
Gross deferred tax liabilities                     $            (148,704)    $         (213,687)   $         (169,216)
Gross deferred tax assets                                        273,677                258,520               193,217
Valuation allowance                                              (72,214)                     0                     0
----------------------------------------------------------------------------------------------------------------------------

Net deferred tax asset                             $              52,759     $           44,833    $           24,001
============================================================================================================================

A summary of deferred tax assets and (liabilities) follows:

                                                              SEPTEMBER 30,                   DECEMBER 31,
                                                                 2000                    1999                  1998
------------------------------------------------------------------------------------------------------------------------
  Securitization income                           $              86,293      $             299    $            (4,890)
  Net operating loss                                             13,547                 31,335                 22,191
  Allowance for loan losses                                       9,520                  8,355                  7,032
  Deferred loan fees and costs                                      (28)                (3,324)                  (481)
  Other                                                          15,641                  8,168                    149
  Valuation allowance                                           (72,214)                     0                      0
------------------------------------------------------------------------------------------------------------------------
 Net deferred tax asset                          $               52,759      $          44,833    $            24,001
========================================================================================================================

Net operating loss carryforwards totaled $38.7 million at September 30, 2000, of which $12.6 million expire in 2018, and $26.1 million expire in 2019.

As a result of the carrying value adjustments discussed in Note 2, Advanta Corp. reported a pretax loss for the three and nine months ended September 30, 2000. A valuation allowance has been provided against the resulting deferred tax asset given Advanta Corp.'s pre-existing net operating loss carryforwards and the uncertainty of the realizability of the incremental deferred tax asset. In establishing the valuation allowance, management considered (1) the level of expected future taxable income, (2) existing and projected book/tax differences,
(3) tax planning strategies available, and (4) the general and industry specific economic outlook. Based on this analysis, management believes the net deferred tax asset will be realized.

NOTE 14. RELATED PARTY TRANSACTIONS

Amounts due to Advanta Corp. and affiliates result from inter-business unit transactions primarily relating to financial and operational support to Advanta Mortgage. With respect to funding support, interest expense has been allocated to Advanta Mortgage to reflect the historical rates that Advanta Corp. paid to obtain financing sources. Advanta Mortgage has also been allocated the financial results of hedging transactions and the related transaction costs for the transactions that Advanta Corp. conducted on behalf of Advanta Mortgage.

Direct expenses and certain indirect administrative expenses that Advanta Corp. incurred on behalf of Advanta Mortgage have been allocated to Advanta Mortgage using various allocation methods (i.e., direct benefit, headcount, estimated usage, production, etc.). There are two parts to the allocation process. First, specific expenses directly attributable to Advanta Mortgage are identified and allocated accordingly. Second, Advanta Mortgage's share of Advanta Corp.'s general and administrative expenses is estimated and subsequently allocated using an applicable measurement base. Indirect expenses that are subject to allocation include charges for services such as: information technology, facilities and general facility support services, expenses for Board of Directors and executive management oversight, legal, certain human resources services, treasury and financial management and reporting support.

Management of Advanta Mortgage believes that the method of allocation and the resulting expenses are reasonable. Since Advanta Mortgage did not operate as a separate legal entity for any of the periods presented, the allocations do not necessarily represent expenses that would have been incurred directly if Advanta Mortgage had operated on a stand-alone basis historically.

As indicated in Note 9, employees of Advanta Mortgage participate in certain benefit plans offered by Advanta Corp. Further, as indicated in Note 13, Advanta Mortgage is included in the consolidated federal tax return filed by Advanta Corp.

NOTE 15. FAIR VALUE OF FINANCIAL INSTRUMENTS


The estimated fair values of Advanta Mortgage's financial instruments are as follows at December 31:


                                                      1999                                         1998
                                     ----------------------------------------    ------------------------------------------
                                           CARRYING             FAIR                   CARRYING               FAIR
                                            AMOUNT              VALUE                   AMOUNT               VALUE
---------------------------------------------------------------------------------------------------------------------------
Financial assets:
 Cash                                $             20,540 $           20,540     $            12,004   $          12,004
 Restricted interest-
  bearing deposits                                 35,810             35,810                  25,283              25,283
 Loans, net                                     1,026,341          1,081,070                 821,076             867,329
 Retained interests in
    securitizations                               515,789            515,789                 501,038             501,038
 Contractual mortgage
  servicing rights                                 92,636             96,736                  74,425              77,932
Financial liabilities:
 Amounts due to Advanta Corp. and
   affiliates                        $          1,319,994 $        1,319,994     $         1,491,643   $       1,491,643
 Other borrowings                                  76,435             76,435                  18,517              18,517

The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for Advanta Mortgage's various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements.

We used the following methods and assumptions in estimating fair value disclosures for financial instruments:

CASH AND RESTRICTED INTEREST-BEARING DEPOSITS

For these short-term instruments, the carrying amount is a reasonable estimate of the fair value.

LOANS, NET

The fair values of loans are estimated using quoted market prices for securities backed by similar loans, adjusted for differences in loan characteristics. The fair value for these loans includes the estimated value of future discounted cash flows estimated as the excess of the weighted average yield over the aggregate cost of funds plus an estimate of future credit losses over the life of the receivables.

RETAINED INTERESTS IN SECURITIZATIONS AND CONTRACTUAL MORTGAGE SERVICING RIGHTS

The fair values of retained interests in securitizations and contractual mortgage servicing rights are estimated based on discounted cash flow analyses as described in Note 1. Management has used the following assumptions in the estimation of fair values of the retained interests in loan securitizations:


                                                              SEPTEMBER 30,             DECEMBER 31,
                                                                  2000               1999           1998
--------------------------------------------------------------------------------------------------------------
  Weighted average assumed constant prepayment rates:
      Fixed rate loans                                                20%                25%            29%
      Variable rate loans                                             31                 37             43

  Weighted average assumed loss rate (annualized)                   1.87               1.38           1.00


The weighted average discount rate used in the estimation of the fair value of the retained interests in securitizations was 18% at September 30, 2000 and approximately 12% at December 31, 1999. For purposes of estimating the fair value of contractual mortgage servicing rights, management has assumed a weighted average discount rate of 15% at September 30, 2000 and 10% at December 31, 1999 and weighted average constant prepayment rates consistent with the retained interests in securitizations assumptions.

AMOUNTS DUE TO ADVANTA CORP. AND AFFILIATES AND OTHER BORROWINGS

Amounts due to Advanta Corp. and affiliates are due on demand and the carrying amount is a reasonable estimate of fair value. The carrying amounts of short-term borrowings maturing within ninety days approximate their fair values. Other borrowings are at variable interest rates and therefore the carrying value approximates a reasonable estimate of the fair value.

COMMITMENTS TO EXTEND CREDIT

There is no market value associated with our unused commitments to extend credit, since any fees charged are consistent with the fees charged by other companies at the reporting date to enter into similar agreements.

                            INFORMATION ABOUT ADVANTA

         Advanta Corp. is a Delaware corporation. Advanta is a nationwide provider of financial services. We offer diverse and innovative products to consumers and small businesses. Our consumer products include first and second lien non-conforming mortgage loans. Our mortgage loans are considered "non-conforming" because we underwrite loans with credit characteristics that do not meet the underwriting guidelines of federal mortgage agencies, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. A loan may be considered non-conforming for a variety of reasons, including the size of the loan in relation to the value of the underlying property, the borrower's debt-to- income ratio and the borrower's prior credit history. We service all of the mortgage loans that we originate or acquire. In our contract servicing business, also known as "subservicing," we also service the mortgage loans of third parties for a fee. The primary products we offer to small businesses are business credit cards and equipment leases. Our basic business card product is an unsecured MasterCard business credit card. The majority of our equipment leases are for small- ticket items such as computers, copiers, fax machines and other office equipment.

         We own two depository institutions, or banks, ANB and ABC. Our banks offer a variety of deposit products, such as retail and large denomination certificates of deposit, that are insured by the FDIC. We fund and operate our mortgage, business credit card and leasing businesses primarily through our banks.

         In addition to our lending and leasing businesses, we operate Advanta Insurance, which offers a variety of credit related insurance products. We also make venture capital investments through our affiliates, including Advanta Partners LP.

         The principal executive offices of Advanta are located at Welsh and McKean Roads, Spring House, Pennsylvania 19477.

                             INFORMATION ABOUT BUYER

         Chase Manhattan Mortgage Corporation, with headquarters at 343 Thornall Street, Edison, New Jersey, and affiliates are engaged in the origination and servicing of residential mortgage products, including prime and subprime mortgages and home equity and manufactured housing loans. Buyer is a subsidiary of J.P. Morgan Chase & Co., which is a premier global financial services firm.

                         REGULATORY AND OTHER APPROVALS

          Our bank subsidiaries, ANB and ABC, intend to seek the approval of the OCC and the FDIC, respectively, to use proceeds received in the Transaction to pay a dividend to Advanta Corp.

         Completion of the Transaction also will depend upon the expiration or termination of waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The consolidated financial statements included or incorporated by reference in this proxy statement to the extent and for periods indicated in their reports have been audited by Arthur Andersen LLP, independent public accountants, and are included or incorporated by reference in this proxy statement in reliance upon the authority of that firm as experts in giving such reports. A representative of Arthur Andersen LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions of stockholders.

                      WHERE YOU CAN FIND MORE INFORMATION -
                    INCORPORATION OF INFORMATION BY REFERENCE

         We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the following public reference rooms maintained by the SEC at:

                  Judiciary Plaza               7 World Trade Center
                  450 Fifth Street, N.W.        13th Floor
                  Washington, D.C. 20549        New York, NY 10048

         You may obtain information on the operation of the SEC's public reference rooms by calling the SEC at 1-800-SEC-0330. Our SEC filings also are available to the public from the SEC's Internet website at http://www.sec.gov.

         The SEC allows us to "incorporate by reference" into this proxy statement the information we file with the SEC. This means that we are permitted to disclose information to you by referring you to other documents we have filed with the SEC. The information incorporated by reference is considered to be part of this proxy statement, and information that we file with the SEC after the date of this proxy statement will automatically update and supersede this information.

         We incorporate by reference in this proxy statement all the documents listed below and any filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the closing of the Transaction:

         -        Our Annual Report on Form 10-K for the year ended December 31,
                  1999;

         - Our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2000; and

         - Our Current Reports on Form 8-K dated: January 25, April 6, April 25, May 17, June 5, June 21, October 9, October 24, November 27, December 27, 2000 and January 8, 2001.

         We will deliver, without charge, to anyone receiving this proxy statement, upon written or oral request, a copy of any document incorporated by reference in this proxy statement but not delivered to you with this proxy statement, excluding all exhibits to those documents except any exhibit that has been specifically incorporated by reference. Requests for these documents should be made to the following address and phone number: Corporate Secretary, Advanta Corp., Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania 19477, telephone (215) 657-4000. To ensure delivery before the meeting, any request for documents should be made by February 13, 2001.

                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING
                             OF ADVANTA STOCKHOLDERS

         We must have received by December 31, 2000 proposals of stockholders intended to be presented at the annual meeting of stockholders in 2001 in order for those proposals to be considered for inclusion in the proxy materials for that annual meeting.

         If a proposal does not comply with the applicable requirements of Rule 14a-8 under the Exchange Act, it will not be included in Advanta's proxy soliciting material for the 2001 annual meeting of stockholders. Stockholder proposals should be directed to Elizabeth
H. Mai, Secretary, at the Advanta's address as provided on the first page of this proxy statement.

         A stockholder of Advanta may wish to have a proposal presented at the 2001 annual meeting of stockholders, but not to have such proposal included in Advanta's proxy statement and form of proxy relating to that meeting. If notice of any such proposal (addressed to Advanta at the address provided on the first page of this proxy statement) is not received by Advanta by March 20, 2001, then the proposal will be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the Exchange Act and the individuals named in the proxies solicited on behalf of the Board of Directors for use at the 2001 annual meeting of stockholders will have the right to exercise discretionary voting authority as to that proposal.

                           FORWARD-LOOKING STATEMENTS

         This proxy statement contains forward-looking statements that may be affected by risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements can be identified by the use of forward-looking phrases such as "will likely result," "may," "are expected to," "is anticipated," "estimate," "projected," "intends to" or other similar words. We caution readers that any forward-looking information provided by us is not a guarantee of future performance and that actual results may differ materially from those in the forward-looking information as a result of various factors, including but not limited to:

- Whether the Transaction is completed on the terms and conditions provided for in the purchase and sale agreement, including, but not limited to the parameters relating to the calculation of the purchase price.

- Whether the OCC approves the request of ANB, if any, to pay a dividend to Advanta Corp. upon consummation of the Transaction.

- Increased credit losses and collection costs associated with a worsening of general economic conditions, rising interest rates, shifts in product mix within our portfolio of loans, rising delinquency levels, increases in the number of customers seeking protection under the bankruptcy laws, resulting in accounts being charged off as uncollectible, and the effects of fraud by third parties or customers.

- Intense and increasing competition from numerous providers of financial services who may employ various competitive strategies. We face competition from national, regional and local originators of business credit cards and business equipment leases, some of which have greater resources than we do.

-        The level of insurance policy renewals.

- The effects of interest rate fluctuations on our net interest margin and the value of our assets and liabilities; the continued legal or commercial availability of techniques (including interest rate swaps and similar financial instruments, loan repricing, hedging and other techniques) that we use to manage the risk of those fluctuations and the continuing operational viability of those techniques and the accounting and regulatory treatment of those instruments.

- Difficulties or delays in the securitization of our receivables and the resulting impact on the cost and availability of such funding. Difficulties and delays may result from the current economic, legal, regulatory, accounting and tax environments and adverse changes in the performance of the securitized assets.

- The amount, type and cost of financing available to us, including secured financing, and any changes to that financing including any impact from changes in the current economic, legal, regulatory, accounting and tax environments, adverse changes in the performance of our owned loan portfolio, any impact from changes in our debt ratings and the activities of parties with which we have agreements or understandings, including any activities affecting any investment.

- Changes in our aggregate accounts, loan balances or subserviced receivables volume, and the growth rate thereof, including changes resulting from factors such as shifting product mix, amount of actual marketing investment made by us, prepayment of loan balances, changes in relationships with significant customers and general economic conditions and other factors beyond our control.

- The impact of "seasoning" on our level of delinquencies and losses which may require a higher allowance for loan losses for on-balance sheet assets and may adversely impact mortgage and business loan and lease securitization income. "Seasoning" refers to the average age of a lender's portfolio. The addition of account originations or balances and the attrition of those accounts or balances could significantly impact the seasoning of our overall portfolio.

- The amount of, and rate of growth in, our expenses, including employee and marketing expenses, as our businesses develop or change and we expand into new market areas; the acquisition or disposition of assets, interest-earning, fixed or other; the effects of changes within our organization or in our compensation and benefit plans; and the impact of unusual items resulting from the ongoing evaluation of our business strategies, asset valuations and organizational structures.

- Difficulties or delays in the development, production, testing and marketing of products or services, including, but not limited to, a failure to implement new product or service programs when anticipated, the failure of or delay in customers' acceptance of these products or services, losses associated with the testing of new products or services or financial, legal or other difficulties as may arise in the course of such implementation.

- The effects of, and changes in, tax laws, rates, regulations and policies.

- The effects of, and changes in, the level of scrutiny, regulatory requirements and regulatory initiatives resulting from the fact that our banking and finance businesses are highly regulated and subject to review and examination by federal and state regulators, including the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation. These effects include restrictions and limitations imposed by banking laws, regulators, examinations, and the agreements between our bank subsidiaries and their regulators.

- The effects of, and changes in, monetary and fiscal policies, federal and state laws and regulations, financial, consumer, regulatory or otherwise, and other activities of governments, agencies and other similar organizations, including the Office of the Comptroller of the Currency and the FDIC.

- The costs and other effects of legal and administrative cases and proceedings, settlements and investigations, claims and changes in those items, developments or assertions by or against us or any of our subsidiaries; adoptions of new, or changes in existing, accounting policies and practices and the application of those policies and practices.

- Our relationships with significant vendors, business partners and customers.

-        Our ability to attract and retain key personnel and customers.

- The results of our previously announced evaluation of strategic alternatives with respect to our equipment leasing business.

         Additional risks that may affect our future performance are described elsewhere in this proxy statements and in our other filings with the SEC.

         The cautionary statements provided above are being made according to the provisions of the Private Securities Litigation Reform Act of 1995 and with the intention of obtaining the benefits of the "safe harbor" provisions of that act for any such forward-looking information.

                                                                         ANNEX I


                           PURCHASE AND SALE AGREEMENT


         Agreement dated as of January 8, 2001 by and between Advanta Corp., a Delaware corporation (the "Company") and Chase Manhattan Mortgage Corporation, a New Jersey corporation ("Buyer").

         WHEREAS, the Company and the Selling Subsidiaries desire to sell, transfer and assign to Buyer, and the Buyer Affiliates, and Buyer and the Buyer Affiliates desire to purchase, assume and acquire from the Company and the Selling Subsidiaries, on the terms and subject to the conditions set forth in this Agreement, certain assets and liabilities;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements hereinafter contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                  PURCHASE OF ASSETS; ASSUMPTION OF LIABILITIES

         SECTION 1.01 Purchase of Assets; Assumption of Liabilities.

                  (a) Upon the terms and subject to the conditions hereof, at the Closing hereunder the Company shall, and shall cause each of the Selling Subsidiaries to sell to Buyer and the Buyer Affiliates (free and clear of all liens and encumbrances, other than Permitted Liens), and Buyer and the Buyer Affiliates shall purchase and accept from the Company and the Selling Subsidiaries, all of the Company's and the Selling Subsidiaries' right, title and interest in, under and to certain assets of the Company and the Selling Subsidiaries as set forth on Schedule 1 hereto (collectively, the "Assets").

                  (b) Upon the terms and subject to the conditions hereof, at the Closing hereunder, Buyer and the Buyer Affiliates shall accept and assume only those liabilities (fixed, contingent or otherwise) set forth or listed on
Schedule 2 hereto (collectively, the "Assumed Liabilities").

         SECTION 1.02 Consummation of the Purchase and Sale. The purchase and sale and the other transactions contemplated by this Agreement shall be consummated and closing thereof (the "Closing") shall occur on the last Business Day of the first calendar month in which the conditions precedent in Article VIII of this Agreement shall have been satisfied or waived in accordance with the terms of this Agreement, but in no event later than March 31, 2001. The date on which the Closing shall occur is referred to herein as the "Closing Date." The exact date and time of closing of the transactions contemplated by this Agreement shall be mutually agreed upon by Buyer and the Company at least two Business Days prior thereto and the Closing shall be held at the offices of Wolf, Block, Schorr and Solis-Cohen LLP, 1650 Arch Street, Philadelphia, Pennsylvania or such other place and time as the parties shall agree.

         SECTION 1.03 Company Deliveries at Closing.

         At the Closing:

                  (a) the Company or the Selling Subsidiaries, or any one or more of them, as applicable, shall execute and deliver a Bill of Sale and General Assignment in substantially the form of Exhibit E attached hereto and such other conveyances, bills of sale, deeds, assignments, certificates and other instruments as Buyer may reasonably request, in form mutually satisfactory to the parties, in order to evidence the conveyance and transfer of the Assets to Buyer in accordance with the terms of this Agreement;

                  (b) the Company and the Selling Subsidiaries or any one or more of them, as applicable, shall cause to be delivered the items required to be obtained and delivered pursuant to Section 8.02 hereto; and

                  (c) the Company and the Selling Subsidiaries or any one or more of them, as applicable, shall deliver executed copies of the Ancillary Agreements.

         SECTION 1.04 Buyer Deliveries at Closing.

         At the Closing:

                  (a) Buyer and the Buyer Affiliates shall cause to be executed and delivered an Assumption Agreement substantially in the form of Exhibit I hereto and such other instruments of assumption, certificates and other documents as the Company may reasonably request in form mutually satisfactory to the parties, to evidence the assumption of the Assumed Liabilities by Buyer and the Buyer Affiliates in accordance with the terms of this Agreement;

                  (b) Buyer shall have delivered the items required to be obtained and delivered pursuant to Section 8.01 hereof; and

                  (c) Buyer and, to the extent applicable, the Buyer Affiliates shall deliver executed copies of the Ancillary Agreements.

         SECTION 1.05 Daily Balance Sheet; Purchase Price; Allocation of Purchase Price.

                  (a) Two Business Days before the Closing Date, the Company shall send to Buyer a Daily Balance Sheet. On the Closing Date, the Company shall deliver to Buyer a Daily Balance Sheet (the "Closing Daily Balance Sheet"). The Daily Balance Sheet, Closing Daily Balance Sheet and Closing Balance Sheet shall be prepared in accordance with the books and records of the Company and the Selling Subsidiaries and in conformity with the provisions of
Section 1.05(c) and the other applicable provisions of this Agreement and, to the extent not inconsistent with Section 1.05(c) and the other provisions of this Agreement, in accordance with GAAP and consistent with the Company's past practices. In no event shall the Daily Balance Sheet, Closing Daily Balance Sheet and Closing Balance Sheet give effect to the consummation of the transactions contemplated by this Agreement (including any Ancillary Agreements entered into in connection with this Agreement). In consideration for the sale, transfer, conveyance and assignment of the Assets, Buyer shall pay to the Company, in cash, on the Closing Date an amount equal to the Purchase Price (as defined in Section 1.05(c)(iii)) less the amount of the ARM Holdback and less the amount of the Document Holdback set forth in Sections 1.05(l) and 1.05(m) hereof. Such amount shall be payable by wire transfer in immediately available federal funds to the accounts designated by the Company in writing to Buyer no less than two Business Days prior to the Closing Date. The Company shall, contemporaneously with the delivery of the Closing Daily Balance Sheet, cause to be delivered a certificate of the Company signed on its behalf by the Chief Financial Officer of the Company, confirming that the Closing Daily Balance Sheet was prepared in accordance with the provisions of this Section 1.05(a) and
Section 1.05(c).

                  (b) Not later than ten days after the Closing Date, the Company and Buyer and, if applicable, their Affiliates, shall execute and deliver to Arthur Andersen LLP ("AA") an arrangement letter substantially in the form of Schedule 1.05(b)(1) (the "Arrangement Letter") engaging AA to audit the Closing Balance Sheet. Not later than 60 days after the Closing Date, the Company and Buyer shall each execute and deliver a customary representation letter to AA, each substantially in the form of Schedule 1.05(b)(2) and that is reasonably satisfactory to AA (each, a "Representation Letter"). Not later than 60 days after AA's receipt of the Arrangement Letter signed by the Company and Buyer, the Company shall prepare and deliver to Buyer the audited balance sheet of the Business as of the close of business on the Closing Date, but without giving effect to the transactions occurring at the Closing (including any Ancillary Agreements entered into in connection with the Agreement) (the "Closing Balance Sheet"), together with (i) a statement in reasonable detail of any adjustment to the Closing Daily Balance Sheet reflected in the Closing Balance Sheet and any adjustment in the Purchase Price resulting therefrom (a "Post-Closing Adjustment") and (ii) subject to AA having received signed Representation Letters from each of the Company and Buyer, a report of AA confirming that such Closing Balance Sheet was prepared in accordance with the provisions of Sections 1.05(a) and 1.05(c) and the other applicable provisions of this Agreement. In the event that AA is unable to issue the audit report contemplated in the Arrangement Letter, such report shall be issued by the Independent Accounting Firm.

                  (c) (i) The Daily Balance Sheet, Closing Daily Balance Sheet and Closing Balance Sheet shall be prepared in accordance with the books and records of the Company and the Selling Subsidiaries and in conformity with the provisions of this Section 1.05(c) and the other applicable provisions of this Agreement and, to the extent not inconsistent with this Section 1.05(c), in accordance with GAAP and consistent with the Company's past practices; provided, however, that notwithstanding anything to the contrary contained in this Agreement, in preparing the Daily Balance Sheet, Closing Daily Balance Sheet and Closing Balance Sheet, the Owned Loans and the Off-Balance Sheet Loans, the Residual Assets (as defined in Schedule 1.05(c)) and the contractual mortgage servicing rights ("CMSR") shall each be valued pursuant to and in accordance with the provisions of Schedule 1.05(c) (which is incorporated into this Section 1.05(c) by reference as though fully set forth herein).

                           (ii) [Intentionally omitted.]

                           (iii) The purchase price used in calculating the
amount to be paid by Buyer pursuant to Section 1.05(a) hereof (the "Purchase Price") shall be an amount equal to:

                                    (A)      the book value of the Assets as
                                             shown on the Closing Daily Balance
                                             Sheet as determined in accordance
                                             with this Section 1.05(c) (which,
                                             for purposes of calculating the
                                             Purchase Price for the Owned Loans,
                                             Off-Balance Sheet Loans, Residual
                                             Assets and CMSR shall be deemed to
                                             be the prices determined in
                                             accordance with the provisions of
                                             Schedule 1.05(c)) ; less

                                    (B)     the book value of the Assumed
                                            Liabilities as shown on the Closing
                                            Daily Balance Sheet as determined in
                                            accordance with this Section
                                            1.05(c); less

                                    (C)      the purchase price reductions
                                             described on Schedules
                                             1.05(c)(iii)(C)(1) and, to the
                                             extent applicable,
                                             1.05(c)(iii)(C)(3); plus

                                    (D)     the Franchise Premium.

The Company shall, contemporaneously with the delivery of the Closing Daily Balance Sheet, cause to be delivered a schedule evidencing the calculation of the Purchase Price in accordance with the foregoing provisions and substantially in the form of Schedule 1.05(c)(i) to this agreement (the "Purchase Price Calculation"), together with a certificate of the Company signed on its behalf by the Chief Financial Officer of the Company, confirming that the Purchase Price was calculated in accordance with the provisions of Sections 1.05(a) and 1.05(c) and the other applicable provisions of this Agreement.

                           (iv) The values for the Owned Loans, Off-Balance
Sheet Loans, Residual Assets and CMSR determined in accordance with Schedule 1.05(c) shall apply in each case for the Daily Balance Sheet, Closing Daily Balance Sheet and Closing Balance Sheet.

                  (d) Buyer shall, within 30 days after its receipt of the Closing Balance Sheet, advise the Company in writing (an "Objection Notice") in reasonable detail of the amounts and descriptions of adjustments in balance sheet line items and the accuracy of the valuation calculations pursuant to this
Section 1.05, if any, which Buyer believes are necessary to be made to the Closing Balance Sheet in order to comply with the provisions of Sections 1.05(a) and 1.05(c) hereof, together with a certificate of Buyer signed on its behalf by its Chief Financial Officer, that such amounts and adjustments were computed and made in accordance with the provisions of Sections 1.05(a) and 1.05(c) and the other applicable provisions of this Agreement. In the event that Buyer does not deliver an Objection Notice within the time period specified herein, the Post-Closing Adjustment delivered by the Company pursuant to Section 1.05(b) shall be the Final Post-Closing Adjustment and the Closing Balance Sheet delivered by the Company pursuant to Section 1.05(b) hereof shall be deemed to be the final Closing Balance Sheet for all purposes of this Agreement. Buyer acknowledges that any non-compliance by Buyer with the provisions of the first sentence of this paragraph could delay the delivery of the Closing Balance Sheet (with the exception of any non-compliance of Buyer resulting from the failure of the Company and the Selling Subsidiaries to comply with its obligations pursuant to the provisions of this Agreement). In the event such non-compliance causes delay, then to the extent that the Company cannot reasonably deliver the Closing Balance Sheet within the 60-day period referred to in Section 1.05(b), it shall be delivered by the Company as soon as reasonably practicable thereafter, but in no event later than the number of days after the end of such 60-day period which is equal to such delay; provided, however, that if such period extends beyond 90 days, the parties shall immediately proceed to resolution pursuant to the procedures described in Section 1.05(f). In connection with the preparation of the Closing Balance Sheet, the parties shall comply with Section 6.15 of this Agreement, which contains certain provisions relating to the obligations of the parties with respect to access to information, including without limitation financial information, relating to the preparation of the Closing Balance Sheet.

                  (e) In the event that Buyer shall deliver an Objection Notice pursuant to Section 1.05(d) hereof, Buyer and the Company shall attempt, in good faith, to resolve their differences within the 30 day period following the receipt by the Company of the Objection Notice. If the Company and Buyer are not able to resolve all of their good faith differences with respect to the Closing Balance Sheet within such 30 day period, any unresolved differences with respect to any balance sheet line items and the accuracy of the valuation calculations pursuant to this Section 1.05 shall be determined in accordance with Section 1.05(f) hereof; provided, that until all Final Post-Closing Adjustments (if any) are made pursuant to Section 1.05(f), if applicable, the Purchase Price shall be deemed to be the Purchase Price set forth in the Purchase Price Calculation delivered at Closing pursuant to Section 1.05(c) hereof, subject to any adjustments agreed upon by the parties pursuant to the first sentence of Section 1.05(c).

                  (f) In the event that the Company and Buyer are unable to resolve differences with respect to the Closing Balance Sheet in the manner set forth in Section 1.05(e) within the 30-day period referred to therein, then the balance sheet line items and the accuracy of the valuation calculations pursuant to Section 1.05 remaining unresolved shall be determined by an independent accounting firm mutually agreeable to Buyer and the Company (the "Independent Accounting Firm") as follows:

                           (1) Within 15 days following retention of the
Independent Accounting Firm, the Company and Buyer shall present or cause to be presented the disputed matters relating to balance sheet line item(s) and the accuracy of the valuation calculations pursuant to Section 1.05 that must be resolved with respect to the Closing Balance Sheet.

                           (2) The Company and Buyer shall use their
commercially reasonable efforts to cause the Independent Accounting Firm to render its decision as soon as is reasonably practicable and in any event within 60 days, including, without limitation, prompt compliance with all reasonable requests by the Independent Accounting Firm for information, papers, books, records, engagement letters, retention letters and the like; provided that (i) the Company and Buyer agree that the scope of the retention of the Independent Accounting Firm shall be limited to resolving matters relating to the disputed balance sheet line item(s) and the accuracy of the valuation calculations pursuant to this Section 1.05 on the Closing Balance Sheet presented to the Independent Accounting Firm and (ii) in no event shall the resolution of any issue by the Independent Accounting Firm be outside the parameters within which such issues on the Closing Balance Sheet were determined by each of the Company and Buyer. All decisions of the Independent Accounting Firm made within the scope of its retention with respect to balance sheet line item(s) and the accuracy of the valuation calculations pursuant to this Section 1.05 relating to the Closing Balance Sheet and any Post-Closing Adjustment shall be conclusive, final and binding upon Buyer, the Company and their respective Affiliates, and the Closing Balance Sheet and any Final Post-Closing Adjustment as determined in accordance with the provisions of this Section 1.05(f) shall be deemed to be the Closing Balance Sheet and the Final Post-Closing Adjustment for all purposes of this Agreement. In addition, any necessary adjustment in the Purchase Price arising from any Final Post-Closing Adjustment to the Closing Balance Sheet shall be made by such Independent Accounting Firm and written notice of any such Final Post- Closing Adjustment in reasonable detail shall be given by the Independent Accounting Firm to the Company and Buyer.

                  (g) The Company, on the one hand, and Buyer, on the other hand, shall share equally all fees, costs, disbursements and other expenses of the Independent Accounting Firm in connection with its review of disputed matters pursuant to Section 1.05(f).

                  (h) If any Final Post-Closing Adjustment requires a reduction to the Purchase Price, then the Company shall pay to Buyer in the manner and with interest as provided in Section 1.05(j) the amount of such Final Post-Closing Adjustment.

                  (i) If any Final Post-Closing Adjustment requires an increase to the Purchase Price, then Buyer shall pay to the Company in the manner and with interest as provided in Section 1.05(j) the amount of such Final Post-Closing Adjustment.

                  (j) Any payment pursuant to Sections 1.05(h) or 1.05(i) hereof shall be made within five Business Days after the Final Post-Closing Adjustment has been determined, by delivery to the Company or Buyer, as the case may be, of a wire transfer of immediately available federal funds from such party to one or more designated accounts of such other party. The amount of any payment to be made pursuant to Sections 1.05(h) or 1.05(i) shall bear interest from and including the Closing Date to but excluding the date of payment at a rate per annum equal to LIBOR as of the Closing Date. Such interest shall be payable at the same time as the payment to which it relates and shall be calculated on the basis of a year of 360 days and the actual number of days elapsed. Any adjustment amounts which are not the subject of unresolved differences between the parties, and therefore are not subject to Section 1.05(f) hereof, or which are resolved prior to determination of any Final Post-Closing Adjustment pursuant to Section 1.05(f) hereof, shall be paid by and to the appropriate party within five Business Days of determination, together with interest in the manner provided by this Section 1.05(j). If any matters relating to balance sheet line items and the accuracy of the valuation calculations pursuant to
Section 1.05 are resolved and paid in accordance with the preceding sentence then to the extent such matters had been presented to the Independent Accounting Firm for determination under Section 1.05(f) hereof, the parties shall notify the Independent Accounting Firm that such matters are no longer disputed and therefore not subject to further adjustment under Section 1.05(f).

                  (k) The Purchase Price plus or minus any Final Post Closing Adjustments to the Purchase Price shall be allocated among the Assets pursuant to a procedure mutually agreed upon by the parties prior to the Closing. The Company and Buyer shall: (i) each report for Tax and financial purposes the transactions contemplated by this Agreement in a manner consistent with such allocation, including in the preparation and filing of IRS Form 8594 under
Section 1060 of the Code (or any successor Form or successor provision of tax law and under any comparable provision of state or local tax law) with their respective Tax Returns for the taxable year that includes the Closing Date; and
(ii) take no position inconsistent with such allocation in any Tax Return, before any agency responsible for the collection of taxes or in any judicial proceeding relating thereto, unless otherwise required by applicable law, and, if so required by applicable law, the Company or Buyer as applicable, shall deliver reasonable prior written notice to the other of the taking of such inconsistent position.

         (l) The ARM Holdback shall be retained from the Purchase Price by Buyer. Commencing on the Closing Date and until release of amounts remaining in the ARM Holdback in accordance with this Section 1.05(l), the ARM Holdback funds shall be held by Buyer in a segregated interest bearing money market account (the "ARM Holdback Account") with The Chase Manhattan Bank (or any successor by merger thereto), subject to the terms of this Agreement. The ARM Holdback Account shall be managed, and withdrawals shall be permitted, only in accordance with the terms of this Section 1.05(l):

                  (i) The Company shall contract for performance of the ARM Audit by the ARM Audit Vendor pursuant to the terms of the ARM Audit Agreement to begin as soon as practicable after execution of this Agreement but no later than 60 days after the Closing Date and to be completed no later than 12 months after the Closing Date, unless more time is required by the ARM Audit Vendor to complete the ARM Audit. The Company and Buyer shall cooperate with each other in connection with the negotiation of the ARM Audit Agreement. As of the Closing Date, the Company shall assign the ARM Audit Agreement to Buyer. Buyer shall comply with the provisions of the ARM Audit Agreement and shall provide the Company with full access to the ARM Audit Vendor and the data, findings and work product of the ARM Audit Vendor. Funds in the ARM Holdback Account shall be used by Buyer to fund the ARM Audit and to pay ARM Adjustments, except to the extent any ARM Adjustment is recovered by the servicer under the relevant Servicing Agreement. Buyer shall release funds from the ARM Holdback Account to pay the reasonable fees and expenses of the ARM Audit Vendor in accordance with the provisions of the ARM Audit Agreement.

                  (ii) As of a date five days prior to the Closing Date, Buyer and the Company shall evaluate all data then available, including the Arthur Andersen Adjustable Rate Mortgage Agreed Procedures Report dated December 15, 2000 and the actual results of the ongoing ARM Audit, in order to mutually determine in their commercially reasonable judgment whether an adjustment in the amount of the ARM Holdback is appropriate.

                  (iii) Promptly upon completion of the ARM Audit, Buyer shall pay to the Company from the ARM Holdback Account a sum equal to the amount remaining in the ARM Holdback Account (including interest), less any amounts paid or payable to the ARM Audit Vendor for the ARM Audit or paid out or reserved for payment of ARM Adjustments identified as required in the ARM Audit and reasonable expenses (excluding normal overhead expenses) incurred by Buyer for the implementation of the ARM Adjustments. Such amount shall be released to the Company by Buyer by wire transfer to an account designated by the Company. To the extent any amounts reserved in the ARM Holdback Account are not used in the payment of ARM Adjustments within 12 months of the completion of the ARM Audit or earlier if all ARM Adjustments have been paid, all such amounts (including accrued and unpaid interest thereon) shall be immediately released to the Company by Buyer in accordance with the preceding sentence.

                           (iv) If the Company in good faith challenges any
amount held back by Buyer in accordance with Section 1.05(l)(iii), the parties shall in good faith select a mutually agreeable third party familiar with the matters contemplated in this Section. Such third party shall make a determination whether such amount is excessive and, if determined to be excessive, the amount of such excess. The costs of retaining the third party pursuant to this Section shall be paid 50% by the Company and 50% by Buyer if the amount held back is found to be excessive, otherwise such costs shall be paid in full by the Company. The parties agree that such third party's decision shall be final and binding. Buyer shall remit to the Company any excess amount determined pursuant to this Section by wire transfer to an account designated by the Company within 15 days after written notice of such determination is given to Buyer by such third party.

                  (m) The Document Holdback shall be retained from the Purchase Price by Buyer. Commencing on the Closing Date and until release of the Document Holdback, the Document Holdback shall be held by Buyer in a segregated interest bearing money market account (the "Document Holdback Account") with The Chase Manhattan Bank (or any successor by merger thereto), subject to the terms of this Agreement. Amounts in the Document Holdback Account shall be managed, and withdrawals shall be permitted, only in accordance with this Section 1.05(m):

                           (i) The Company shall cause the Custodian to provide
a document level inventory report for all mortgage loans in the Company's owned and securitized mortgage loan servicing portfolio that are a part of the Assets on the Custodial Files as of the Closing Date (the "Document Report") identifying any mortgage loan documents that are required under the applicable Servicing Agreements and custodial agreements to be included in the Custodial Files that (A) are not contained in the Custodial Files (the "Missing Documents") or (B) do not meet the requirements of the applicable Servicing Agreements, excluding for this purpose those immaterial document exceptions mutually determined by the parties to be immaterial (the "Defective Documents"). The mortgage loan documents which Buyer or its Affiliates are obligated to provide pursuant to the Buyer Contracts or any agreements relating to mortgage loans acquired from Buyer and its Affiliates shall be excluded from the Document Report.

                           (ii) Buyer shall use commercially reasonable efforts
consistent with the efforts it uses for its own business to obtain or recreate Missing Documents and correct Defective Documents in the ordinary course of business for all such Custodial Files that are the subject of the Document Report; provided, that (x) reasonable expenses (excluding normal overhead expenses) incurred by Buyer in connection with such corrective activities shall be reimbursable to Buyer from funds in the Document Holdback Account and (y) the foregoing undertaking of Buyer shall not relieve the Company of liability for indemnification to the extent otherwise provided in this Agreement. The Company shall be released from liability for Missing Documents or Defective Documents when the Custodial File is Certified or deemed by Buyer to be Certified in accordance with Section 1.05(m)(iv) below or deemed to be Certified in accordance with Section 1.05(m)(vi) below.

                           (iii) Amounts in the Document Holdback Account
(including interest) will be released pro rata on a monthly basis in proportion to the number of mortgage loan Custodial Files that are Certified or for which the applicable mortgage loans have been paid off (in full, by refinancing or otherwise, or accepted as a "short pay") and satisfied, or liquidated through foreclosure or otherwise, or is REO or written off due to lack of equity or other determination not to pursue the economic interest in the residential property securing the mortgage loan (any such mortgage loan being a "Settled Loan") (i.e., a fraction, the numerator of which is the total number of Custodial Files Certified or deemed Certified and mortgage loans that are Settled Loans and the denominator of which is the total number of Custodial Files identified in the Document Report), provided, however, that in no event will the amount in the Document Holdback Account be less than $250,000 until such time as all remaining Custodial Files are Certified or the related mortgage loans become Settled Loans.

                           (iv) In the event that (A) any Custodial File is not
Certified, (B) the related mortgage loan is not a Settled Loan, or (C) the related loan is not repurchased by the Company within 12 months of the Closing Date (or such shorter period required under the applicable Servicing Agreements), Buyer may, at its option withdraw $200 from the Document Holdback Account for each Missing Document not yet obtained or Defective Document not yet corrected and deem the Custodial File to be Certified.

                           (v) 12 months after the Closing Date, Buyer will, in
good faith and in accordance with Industry Practice, evaluate its potential for loss in connection with the Missing Documents and the Defective Documents relating to Custodial Files not yet Certified or deemed Certified, where the related mortgage loans are not Settled Loans and communicate such loss amount (the "Evaluated Document Loss") to the Company. Within three (3) Business Days of completion of such evaluation, Buyer shall remit to the Company the difference between the amount then remaining in the Document Holdback Account and 150% of the Evaluated Document Loss.

                           (vi) 18 months after the Closing Date, Buyer will
again determine the Evaluated Document Loss in accordance with the provisions of
Section 1.05(m)(v) and communicate such amount to the Company. Within three Business Days of completion of such evaluation, Buyer shall remit to the Company the difference between the amount then remaining in the Document Holdback Account and the Evaluated Document Loss and all remaining Custodial Files shall be deemed to be Certified. To the extent any amounts remain reserved in the Document Holdback Account after 18 months of the expiration of such 18 month period, all such amounts (including accrued and unpaid interest thereon) shall be immediately released to the Company by Buyer by wire transfer to an account designated by the Company.

                           (vii) If the Company in good faith challenges any
amount held back by Buyer in accordance with Sections 1.05(m)(v) or 1.05(m)(vi), the parties shall in good faith select a mutually agreeable third party familiar with the matters contemplated in this Section. Such third party shall make a determination whether such amount is excessive and, if determined to be excessive, the amount of such excess. The costs of retaining the third party pursuant to this Section shall be paid 50% by the Company and 50% by Buyer if the Evaluated Document Loss is found to be excessive, otherwise such costs shall be paid in full by the Company. The parties agree that such third party's decision shall be final and binding. Buyer shall remit to the Company any excess amount determined pursuant to this Section by wire transfer to an account designated by the Company within 15 days after written notice of such determination is given to Buyer by such third party.

         SECTION 1.06 Further Assurances; Post-Closing Cooperation. At any time or from time to time after the Closing, at either party's request and without further consideration, the other party shall, and the Company shall cause the Selling Subsidiaries, and Buyer shall cause the Buyer Affiliates, to execute and deliver to the requesting party such other instruments of sale, transfer, conveyance, assignment, assumption and confirmation and limited powers of attorney, provide such materials and information and take such other actions as the requesting party may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Buyer or the applicable Buyer Affiliate, to confirm their title to, all of the Assets, and to effect the assignment to Buyer or the applicable Buyer Affiliate, and their assumption, of the Assumed Liabilities, and otherwise to cause the parties hereto, the Selling Subsidiaries and the Buyer Affiliates to fulfill their obligations under this Agreement and the Ancillary Agreements.

         SECTION 1.07 Third-Party Consents.

                  (a) (i) To the extent that any Company Contract is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof or a default thereunder. The parties shall use commercially reasonable efforts to obtain the consent of such other party to the assignment of any such Company Contract (other than Material Company Contracts and Critical Information Technology Contracts, as to which Sections 6.04(b), 6.20, 8.01(j)and 8.02(i) shall apply) to Buyer in all cases in which such consent is or may be required for assignment. If any such consent shall not be obtained, the Company and the Buyer shall cooperate with each other in any reasonable arrangement, which arrangement shall be reflected in an agreement signed by the Company, the Selling Subsidiaries and the Buyer on the Closing Date (the "Consent Agreement"), designed to (i) provide for Buyer the benefits intended to be assigned to Buyer under the relevant Company Contract, including enforcement at the cost and for the account of Buyer of any and all rights of the Company or a Selling Subsidiary against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise, effective as of the Closing Date and (ii) provide that Buyer shall assume all obligations and liabilities under such Company Contract of the Company or any Selling Subsidiary or any Affiliate thereof, arising as a result of the operation of the Business by Buyer after the Closing Date.

                           (ii) If Buyer shall elect not to purchase any Company
Intellectual Technology Asset that is designated in Schedule 6.18(a)-1 as an Asset that may be leased by Buyer at Closing then, in lieu of Buyer purchasing such Asset, Buyer shall lease such Asset on the Closing Date pursuant to a lease agreement on commercially reasonable terms mutually agreeable to the Company and Buyer; provided however, that the Company and the Selling Subsidiaries shall not be obligated to enter into any such lease agreement if the consent of a third party is required to lease the Asset and such consent shall not be obtained, and Buyer shall then be obligated to purchase such Asset should Buyer still desire to utilize the same.

                  (b) With respect to the Critical Information Technology Contracts and the contracts designated on Annex A to Schedule 1 as contracts to be "split," the parties hereto shall take such actions and cooperate as set forth in Schedule 6.18(b) and as set forth in footnotes 3 and 5 on Annex A to
Schedule 1.

         SECTION 1.08 Insurance Proceeds. If any of the tangible Assets are destroyed or damaged or taken in condemnation between the date hereof and the Closing Date, the insurance proceeds (or with respect to any self-insured Asset, a cash amount equal to the amount that would have been payable under the terms of a commercially reasonable insurance policy) or condemnation award with respect thereto (to the extent attributable to the interest therein to be acquired by Buyer), up to the amount of such proceeds or award, shall be an Asset. At the Closing, the Company shall pay or credit to Buyer the interest of the Company or any Selling Subsidiary to which it is entitled in any such insurance proceeds (or cash amount) or condemnation awards received by it, to the extent set forth in the immediately preceding sentence, on or prior to the Closing and shall, to the extent permitted under the terms of applicable law and/or applicable insurance policies, assign to or assert for the benefit of Buyer all of its rights against any insurance companies, governmental or regulatory authorities and others with respect to such damage, destruction or condemnation. If such insurance proceeds or condemnation awards are received after the Closing, the Company shall pay or credit to Buyer an amount equal to the interest of the Company or any Selling Subsidiary (to the extent set forth in the first sentence of this Section 1.08) to which it is entitled in any such insurance proceeds or condemnation awards received by it, within 15 days after receipt thereof by the Company or any Selling Subsidiary, and shall, to the extent permitted under the terms of applicable law and/or applicable insurance policies, assign to or assert for the benefit of Buyer all of its rights against any insurance companies, governmental or regulatory authorities and others with respect to such damage, destruction or condemnation in connection with a Final Post-Closing Adjustment. As and to the extent that the Company and/or any of the Selling Subsidiaries is entitled to receive insurance proceeds or cash proceeds under policies maintained by the Company and its Affiliates, predecessors and successors in respect of any Assumed Liability, the Company shall use reasonable efforts to attempt to, to the extent permitted by the applicable insurance policies and applicable law, cause the proceeds of such insurance, to the extent necessary for Buyer to recover or be covered for amounts actually paid or required to be paid by Buyer with respect to such Assumed Liability, to be applied toward the payment of such Assumed Liability, but in no event (other than with respect to such self-insured matters) shall the Company be required to incur any out-of-pocket expense in connection therewith or to maintain any insurance policies in place.


                                   ARTICLE II
                                   DEFINITIONS

         SECTION 2.01 Definitions. As used in this Agreement the following terms shall have the meanings set forth below:

         "90 Day Delinquency Amount" shall have the meaning set forth in
Schedule 1.05(c).

         "90 Day Delinquency Percentage" shall have the meaning set forth in
Schedule 1.05(c).

         "90 Plus" shall have the meaning set forth in Schedule 1.05(c).

         "90 Day Target Amount" shall have the meaning set forth in Schedule 1.05(c).

         "90 Day Target Percentage" shall have the meaning set forth in Schedule 1.05(c).

         "AA" shall have the meaning set forth in Section 1.05(b) of this Agreement.

         "Actions" shall have the meaning set forth in Section 6.19 of this Agreement.

         "Advanta Bank Corp." or "ABC" shall mean Advanta Bank Corp., a Utah industrial loan corporation.

         "Advanta National Bank" or "ANB" shall mean Advanta National Bank, a bank organized under the laws of the United States.

         "Advanta Service Mark License and Domain Name Usage Agreement" shall mean that certain limited license agreement to be entered into and dated as of the Closing Date by and between the Company and Buyer.

         "Advanta Warehouse Facility" means each of the following: the Morgan Stanley Facility; the warehouse line established pursuant to the Sale and Servicing Agreement dated as of September 30, 1999 among the Company, certain of the Selling Subsidiaries and Advanta Home Equity Loan Owner Trust 1999-SSB1, as amended and the agreements referred to therein and related thereto; the warehouse line established pursuant to the Amended and Restated Master Repurchase Agreement dated as of December 13, 1999 among Bear Stearns Home Equity Trust, AMCUSA and Advanta Finance Corp., as amended; and the warehouse line established pursuant to the Master Repurchase Agreement dated as of June 16, 1999 between ANB and AMCUSA, as amended.

         "Affiliate" shall mean, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified, including but not limited to, a Subsidiary of any such Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

         "Alternative Acquisition" shall have the meaning set forth in Section
6.02 of this Agreement.

         "AMHC" shall mean Advanta Mortgage Holding Corp., a wholly owned subsidiary of the Company.

         "AMCUSA" shall mean Advanta Mortgage Corp. USA, a wholly owned subsidiary of AMHC.

         "Ancillary Agreements" means each of a Bill of Sale and General Assignment in the form attached hereto as Exhibit E and the other instruments of assignment or transfer, an Assumption Agreement in the form attached hereto as
Exhibit I and the other assumption instruments or documents, the Advanta Service Mark License and Domain Name Usage Agreement substantially in the form to be attached hereto as Exhibit C, a Subservicing Agreement substantially in the form to be attached hereto as Exhibit F, the Ridgeview Lease in the form attached hereto as Exhibit G, a Webby Software License Agreement substantially in the form to be attached hereto as Exhibit H, a Transitional Services Agreement relating to certain transitional services substantially in the form to be attached hereto as Exhibit J, an Information Access Agreement substantially in the form to be attached hereto as Exhibit D, a Litigation Management Agreement substantially in the form to be attached hereto as Exhibit L, Asset Leases relating to the Assets described in Schedule 1.05(c)(iii)(C)(2) substantially in the form to be attached hereto as Exhibit M, a Consent Agreement substantially in the form attached hereto as Exhibit N, and the Corporate Finance Program Agreement substantially in the form to be attached hereto as Exhibit O, which agreements will be on commercially reasonable, mutually satisfactory terms to be reasonably agreed upon by the parties hereto prior to Closing.

         "Applicable Requirements" shall mean with respect to the origination, marketing, purchase, sale, servicing, subservicing and securitization of non-conforming residential mortgage loans (including obligations of prior originators or servicers for which the Company or any Selling Subsidiary is responsible), all of the following: (i) all contractual obligations binding upon the Company and any Selling Subsidiary; (ii) all federal, state and local legal and regulatory requirements, including statutes, rules, regulations and ordinances, applicable to the Business as conducted by the Company and the Selling Subsidiaries; (iii) all applicable requirements and guidelines governing the Business as conducted by the Company and the Selling Subsidiaries of each governmental agency, board, commission, instrumentality and other governmental or quasi governmental body or office having jurisdiction over the Company and the Selling Subsidiaries; and (iv) any other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions governing the Business as conducted by the Company and the Selling Subsidiaries.

         "ARM Adjustments" shall mean any adjustments required to be made to any audited mortgage loan to correct for errors in adjustments made to interest rates and/or payment amounts prior to Closing on such mortgage loans serviced by the Company or the Selling Subsidiaries as identified by the ARM Audit and in accordance with the requirements of the applicable Servicing Agreements and Industry Practice (i.e., borrowers will not be pursued for shortfalls).

         "ARM Audit" shall mean the audit to be performed by the ARM Audit Vendor pursuant to the terms of the ARM Audit Agreement which shall specifically include the validation of loan set up, including verification of the accuracy of the system data, with respect to adjustable rate mortgage loans that have undergone a rate change prior to the Closing Date.

         "ARM Audit Agreement" shall mean the agreement between the Company and the ARM Audit Vendor for performance of the ARM Audit, the terms of which shall be mutually agreeable to the Company and Buyer.

         "ARM Audit Vendor" shall mean a vendor that is mutually agreed upon by Buyer and the Company.

         "ARM Holdback" shall mean $4,000,000, or such other amount as shall be mutually agreed upon by the Company and Buyer in accordance with the terms of
Section 1.05(l)(ii) to be held by Buyer in accordance with Section 1.05(l)(i).

         "ARM Holdback Account" shall have the meaning assigned to that term in
Section 1.05(1).

         "Arrangement Letter" shall have the meaning set forth in Section 1.05(b) of this Agreement.

         "Assets" shall have the meaning set forth in Section 1.01(a) of this Agreement.

         "Assumed Liabilities" shall have the meaning set forth in Section 1.01(b) of this Agreement.

         "Assumed Litigation" shall mean the litigation listed on Annex A to
Schedule 2, being litigation involving a single loan in which the lender/servicer is named in the law suit solely as a result of its status as a secured party or as a servicer for a secured party and there is no claim for any damages or other relief against the lender/servicer. A claim for damages or other relief brought after commencement of the litigation will cause such litigation to be excluded from the definition of Assumed Litigation.

         "Bank Acts" shall mean, collectively, the Bank Holding Company Act of 1956, the National Bank Act, the Federal Reserve Act, the Federal Deposit Insurance Act and any other federal or state banking statutes which may govern the transactions contemplated by this Agreement, as they may be amended from time to time, and the rules and regulations promulgated thereunder.

         "Bank Authority" shall mean the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Office of Thrift Supervision, and any state banking authority or non-U.S. governmental banking authority having jurisdiction over the Company, the Selling Subsidiaries, Buyer or any Related Entities.

         "Benefit Arrangement" shall have the meaning set forth in Section 6.08(e) of this Agreement.

         "Board" shall have the meaning set forth in Section 3.01 of this Agreement.

         "Business" shall mean the business of originating, marketing, purchasing, selling, servicing and subservicing and securitizing non-conforming residential mortgage loans (including HELOCs) of the Company and the Selling Subsidiaries and other Persons and the issuance of related non-conforming mortgage insurance products all as of the Closing Date, but excluding the Excluded Assets.

         "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks in the States of Delaware or New York are generally closed for regular banking business.

         "Business Licenses" shall have the meaning set forth in Section 4.09 of this Agreement.

         "Buyer" shall have the meaning set forth in the preamble to this Agreement.

         "Buyer Affiliates" shall mean those entities set forth in Schedule
11.03.

         "Buyer Contracts" shall mean any contract, agreement or any other instrument relating to the subservicing of owned or securitized mortgage loans by the Company and the Selling Subsidiaries to which Buyer or an Affiliate thereof is an owner or issuer with respect to the subject mortgage loans. For purposes of this Agreement, Buyer Contracts shall be Company Contracts, but in no event shall any Buyer Contract be deemed to be a Material Company Contract or as Significant Company Contract.

         "Buyer Disclosure Schedule" shall mean the Disclosure Schedule referred to in the first sentence of Article V hereof.

         "Buyer Indemnified Persons" shall have the meaning set forth in Section 10.01(a) of this Agreement.

         "Buyer Managed Litigation" shall mean the litigation listed on Annex B to Schedule 2 and which is to be managed by Buyer pursuant to the terms of the Litigation Management Agreement.

         "Buyer Material Adverse Change" shall mean the occurrence of any event which would materially adversely effect the ability of Buyer to consummate the transactions referred to in this Agreement.

         "Buyer's Plan" shall have the meaning set forth in Section 6.08(b)(4)(A) of this Agreement.

         "Cashflow Buyup Cap" shall have the meaning set forth in Schedule 1.05(c).

         "Certify" and "Certified" shall mean the status of a Custodial File which is certified in writing by the Custodian to contain all documentation required under the requirements of the applicable Servicing Agreements.

         "CF Confidentiality Agreements" shall have the meaning set forth in
Section 6.21 of this Agreement.

         "Change of Control Severance Plans" shall mean the Advanta Employee Change of Control Severance Plan and the Advanta Senior Management Change of Control Severance Plan.

         "Class A Preferred Shares" shall mean the shares of the Company's Class A Preferred Stock, par value $1,000 per share.

         "Class A Shares" shall mean the shares of the Company's Class A Common Stock, par value $.01 per share.

         "Closing" and "Closing Date" shall have the meanings set forth in
Section 1.02 of the Agreement.

         "Closing Balance Sheet" shall have the meaning set forth in Section 1.05(b) of this Agreement.

         "Closing Daily Balance Sheet" shall have the meaning set forth in
Section 1.05(a) of this Agreement.

         "Closing Tape" shall have the meaning set forth in Section 6.26 of this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act, as amended and the rules and regulations promulgated thereunder.

         "Company" shall have the meaning set forth in the preamble to this Agreement.

         "Company Contracts" shall mean the contracts listed on Annex A to
Schedule 1 hereto and those entered into, consistent with the provisions of
Section 6.01(1) by the Company or any Selling Subsidiary on or after the date hereof and prior to the Closing Date, that are used primarily or exclusively in the conduct of the Business.

         "Company Disclosure Schedule" shall mean the Disclosure Schedule referred to in the first sentence of Article IV hereof.

         "Company Employee Benefit Plan(s)" shall have the meaning set forth in
Section 4.14(b) of this Agreement.

         "Company Indemnified Persons" shall have the meaning set forth in
Section 10.02 of this Agreement.

         "Company Information Technology Assets" shall have the meaning set forth in Section 6.18(a) of this Agreement.

         "Company Information Technology Contracts" shall have the meaning set forth in Section 6.18(a) of this Agreement.

         "Company Intellectual Property" shall have the meaning set forth in
Section 4.10(a) of this Agreement.

         "Company Plans" shall mean those plans set forth in Section 6.08(b)(1) of the Company Disclosure Schedule.

         "Company-Sponsored Mortgage Loan Securitization Transactions" shall have the meaning set forth in Section 4.05(a) of this Agreement.

         "Confidential Business Information" shall have the meaning set forth in
Section 6.14(d) of this Agreement.

         "Confidentiality Agreement" shall have the meaning set forth in Section 6.03(a) of this Agreement.

         "Consent Agreement" shall have the meaning set forth in Section 1.07 of this Agreement.

         "Consolidated Group" shall mean the affiliated group of corporations, as defined in Section 1504 of the Code and the Treasury Regulations promulgated thereunder, having the Company as its common parent corporation.

         "Corporate Finance Agreements" shall have the meaning set forth in
Section 4.19 of the Company Disclosure Schedule.

         "Corporate Finance Loans" shall mean mortgage loans acquired by the Company or a Selling Subsidiary pursuant to the Corporate Finance Agreements.

         "Corporate Finance Program Agreement" shall have the meaning set forth in Section 6.21 of this Agreement.

         "CPR Adjustment Event" shall have the meaning set forth in Schedule 1.05(c).

         "Critical Information Technology Contracts" shall have the meaning set forth in Section 6.18(b) of this Agreement.

         "Custodial Files" shall mean those mortgage loan files held in custody by the Custodian pursuant to a custodial agreement which are the subject of the Document Report.

         "Custodian" shall mean Bankers Trust Company of California, N.A. and, if applicable, State Street Bank and Trust Company.

         "Daily Balance Sheet" shall mean a pro-forma balance sheet of the Business, substantially in the form of Exhibit A attached hereto, for the date specified therein at the time of delivery, but without giving effect to the transactions occurring at the Closing.

         "Defective Documents" shall have the meaning set forth in Section 1.05(m)(i) of this Agreement.

         "Deferral Plan" shall have the meaning set forth in Section 6.08(g) of this Agreement.

         "Delinquency Rate Adjustment" shall have the meaning set forth in
Schedule 1.05(c).

         "Disclosure Schedules" shall mean the Company Disclosure Schedule and the Buyer Disclosure Schedule.

         "Distribution Date" shall have the meaning set forth in Schedule
1.05(c).

         "Document Holdback" shall mean an amount equal to $55 for each document that is reported in the Document Report as a Missing Document or a Defective Document under the terms of Section 1.05(m)(i).

         "Document Holdback Account" shall have the meaning set forth in Section 1.05(m).

         "Document Report" shall have the meaning set forth in Section 1.05(m).

         "Employee(s)" shall have the meaning set forth in Section 4.14(a)(1) of the Company Disclosure Schedule.

         "Employment Transfer Time" shall have the meaning set forth in Section 6.08(a)(1) of this Agreement.

         "Environmental Requirement" shall have the meaning set forth in Section 4.12(a) of this Agreement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Evaluated Document Loss" shall have the meaning set forth in Section 1.05(m) of this Agreement.

         "Excluded Assets" shall have the meaning set forth in Section 4.19 of the Company Disclosure Schedule.

         "Final Post-Closing Adjustment" means:

                  (1) the Post-Closing Adjustment delivered by the Company pursuant to Section 1.05(b) of this Agreement in the event that Buyer does not deliver an Objection Notice to the Company within the 30-day period described in Section 1.05(d) of this Agreement;

                  (2) the Post-Closing Adjustment delivered by the Company pursuant to Section 1.05(b) of this Agreement as amended or modified by the mutual agreement of the Company and Buyer within the 30-day period described in Section 1.05(e) of this Agreement or any extension of such time period to which the Company and Buyer have mutually agreed in writing; or

                  (3) the Post-Closing Adjustment delivered by the Independent Accounting Firm to the Company and Buyer pursuant to Section 1.05(f) of this Agreement.

         "Franchise Premium" shall have the meaning set forth in Schedule
1.05(c).

         "GAAP" shall mean generally accepted accounting principles.

         "Hazardous Material" shall have the meaning set forth in Section 4.12(a) of this Agreement.

         "HELOC" shall mean a secured home equity line of credit.

         "Holdback Funds" shall mean the ARM Holdback and the Document Holdback, taken together.

         "HSR Act" shall have the meaning set forth in Section 4.06 of this Agreement.

         "Inactive Employee" shall mean any Employee (1) who, at or as of the Closing Date, is not actively at work (other than those who are on vacation) due to an approved medical, family, military or personal leave under the policies of the Company including, without limitation, any Employee who is receiving long term disability benefits and (2) who is identified with a "P" or an "L" in
Section 4.14(a)(1) of the Company Disclosure Schedule.

         "Indemnitee" shall have the meaning set forth in Section 10.04 of this Agreement.

         "Indemnitor" shall have the meaning set forth in Section 10.04 of this Agreement.

         "Independent Accounting Firm" shall have the meaning set forth in
Section 1.05(f) of this Agreement.

         "Information Access Agreement" shall have the meaning set forth in
Section 6.15(a) of this Agreement.

         "Industry Practice" shall mean the industry practices associated with operating the business of originating, marketing, purchasing, selling, securitizing, servicing and/or subservicing non-conforming residential mortgages (including secured home equity lines of credit) and/or selling mortgage-related insurance or other similar products within the United States.

         "Insolvency Event" shall mean:

                  (i) the filing by the Company, or a good faith filing against the Company, with respect to a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs; or

                  (ii) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

                  (iii) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

         "Insurance Pipeline" shall mean all mortgage-related insurance or similar products, consistent with licensing requirements, which have been accepted for processing or underwriting by the Company, a Selling Subsidiary or any Affiliate thereof as of the Closing Date which are being processed and underwritten following the same programs and procedures as currently in effect, and which have not yet been issued as of the Closing Date.

         "IRCA" shall mean the Federal Immigration and Reform Control Act, as amended.

         "Knowledge" when used with respect to the Company or the Selling Subsidiaries, shall mean the knowledge of any of those employees of the Company or any Affiliate of the Company responsible for the management and/or operations of the Business, including those employees responsible for the corporate, legal, tax and human resource functions that support the Business.

         "Letter Agreement" shall have the meaning set forth in Section 6.25 of this Agreement.

         "LIBOR" shall mean, as of any date, the London Interbank Offered Rate for one-month deposits as shown at 11:00 a.m. London time on such date on the display screen designated "Page 3570" by Dow Jones Markets, or such other page as may replace such page on that service or such other services as may be nominated by the British Bankers' Association for the purpose of displaying London Interbank offered rates for U.S. Dollar Deposits.

         "Lien" shall have the meaning set forth in Section 4.08 of this Agreement.

         "Losses" shall mean any and all claims, losses, liabilities, costs, penalties, fines, expenses (including reasonable expenses for attorneys, accountants, consultants and other experts or other expenses of litigation, arbitration or other similar proceedings), damages, obligations to third parties, expenditures, proceedings, judgments, awards, settlements or demands that are imposed upon or otherwise incurred, suffered or sustained by the relevant party.

         "LTD Policy" shall have the meaning set forth in Section 6.08(b)(3) of this Agreement.

         "MSR Price" shall have the meaning set forth in Schedule 1.05(c).

         "Material Adverse Change" shall mean (a) the enactment of legislation by the United States which would (i) prevent the conduct of the Business in any material respect or (ii) generally prohibit the deductibility of interest on home mortgage loans; (b) the issuance of an order or decree by a Bank Authority which would, solely as a result of the consummation by Buyer of the transactions referred in this Agreement, impose upon Buyer the obligation to comply with the terms of any Regulatory Agreements to which the Company or any Selling Subsidiary is a party, (c) the occurrence of any other event which on an objective basis would adversely impact Buyer in its conduct of the Business as much or more than the adverse impact to Buyer from the occurrence of any of the events referred to in clauses (a) and (b) of this sentence, or (d) the occurrence of an Insolvency Event.

         "Material Company Contracts" shall mean those Company Contracts specified as material on Annex A to Schedule 1 hereto and Schedule 6.18(a)-2.

         "Missing Documents" shall have the meaning set forth in Section 1.05(m)(i) of this Agreement.

         "Model" or "Models" shall mean those models set forth in Section 4.10(b)-1 of the Company Disclosure Schedule.

         "Morgan Stanley Facility" shall mean the warehouse line established pursuant to the Amended and Restated Sale and Servicing Agreement dated as of August 31, 1999 among Advanta Home Equity Loan Owner Trust 1998-MSI, Advanta Conduit Receivables Inc., Advanta Mortgage Corp. USA, Advanta Bank Corp., Advanta National Bank and Advanta

Mortgage Corp. USA, Advanta Corp. and Bankers Trust Company of California, N.A., as amended, and the agreements referred to therein and related thereto.

         "Mortgage Loan Purchase Agreement" shall have the meaning set forth in
Section 6.25 of this Agreement.

         "Multi-Party Security Agreements" shall have the meaning set forth in
Section 6.21 of this Agreement.

         "Objection Notice" shall have the meaning set forth in Section 1.05(d) of this Agreement.

         "Off-Balance Sheet Loans" shall mean all mortgage assets (including HELOCs) that as of the date hereof are assets in the Morgan Stanley Facility or subsequent to the date hereof, are sold into the Morgan Stanley Facility, regardless of whether such assets are held on balance sheet by the Company or a Selling Subsidiary as of the Closing Date.

         "Ordinary Course of Business" shall mean the operation of the Business in a manner consistent with Industry Practice.

         "Outside Termination Date" shall have the meaning set forth in Section 9.01(b) of this Agreement.

         "Owned Loans" shall mean a mortgage loan (including a HELOC) that is owned and held on-balance sheet (either as a loan held for sale or for investment) by the Company or a Selling Subsidiary.

         "PBGC" shall have the meaning set forth in Section 4.14(b) of this Agreement.

         "Paid Time Off" shall have the meaning set forth in the Company's Employee Handbook as in effect on the date hereof.

         "Permitted Dispositions" shall have the meaning set forth in Section 6.01(1)(B)(4)(b) of this Agreement.

         "Permitted Lien" shall mean with respect to real property matters, easements, covenants, and utility easements, building restrictions, zoning restrictions, and other easements and restrictions and matters of record existing generally with respect to properties of a similar character or which do not reduce the usefulness of the property for the purposes that the property is presently used by the Company and the Selling Subsidiaries and, for all other purposes throughout this Agreement, shall mean the following Liens granted in the Ordinary Course of Business: (i) any security interests or other Liens granted under or in connection with equipment finance leases, securitization transactions or any Advanta Warehouse Facility; or (ii) Liens for taxes or assessments or other similar governmental charges not yet due and payable.

         "Person" shall mean any individual, corporation, partnership (general or limited), limited liability company, association, joint stock company, business, trust, other entity or group.

         "Pipeline Applications" shall mean all written applications from prospective borrowers, brokers or correspondents for first or second lien residential mortgage loans (including home equity lines of credit) which have been accepted for processing or underwriting by the Company, a Selling Subsidiary or any Affiliate thereof as of the Closing Date which are being processed and underwritten following the same programs and procedures as currently in effect, and which have not yet been closed and funded as of the Closing Date.

         "Post-Closing Adjustment" shall have the meaning set forth in Section 1.05(b) of this Agreement.

         "Pricing Multiple" shall have the meaning set forth in Schedule
1.05(c).

         "Proxy Statement" shall have the meaning set forth in Section 3.02 of this Agreement.

         "Purchase Price" shall have the meaning set forth in Section 1.05(c)(iii) of this Agreement and shall include any Final Post-Closing Adjustment made pursuant to the provisions of Section 1.05 hereof.

         "Purchase Price Calculation" shall have the meaning set forth in
Section 1.05(c)(iii).

         "Regulatory Agreements" shall mean any agreement, consent decree or order made by any Bank Authority or other governmental or regulatory authority relating to the Company and/or the Selling Subsidiaries.

         "Related Entities" shall mean any company, partnership, trust or limited liability company of which the Company or Buyer, as the case may be, directly or indirectly, owns 25% or more of the equity or can elect a majority of the directors or partners or which the Company or Buyer is otherwise deemed to control under any of the Bank Acts.

         "Remaining Loans" shall have the meaning set forth in Section 6.25 of this Agreement.

         "Remaining Loans Purchase Agreement" shall have the meaning set forth in Section 6.25 of this Agreement.

         "Representation Letter" shall have the meaning set forth in Section 1.05(b) of this Agreement.

         "Residual Assets" shall have the meaning set forth in Schedule 1.05(c).

         "Residual Cashflow Event" shall have the meaning set forth in Schedule 1.05(c).

         "Residual Cashflows" shall have the meaning set forth in Schedule 1.05(c).

         "Residual Portfolio" shall have the meaning set forth in Schedule 1.05(c).

         "Ridgeview Lease" shall have the meaning set forth in Section 4.13(a) of this Agreement.

         "Ridgeview Property" shall mean, collectively, the property presently occupied by the Company or a Selling Subsidiary located at 800 and 850 Ridgeview Drive, Horsham, Pennsylvania.

         "REO Property" or "REO" shall mean real property acquired by the Company or the Selling Subsidiaries, on their own behalf or in their capacity as Servicer or Subservicer under the Servicing Agreements, through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted residential mortgage loan.

         "Savings Plan" shall have the meaning set forth in Section 6.08(b)(4)(A) of this Agreement.

         "SEC" shall have the meaning set forth in Section 3.02 of this Agreement.

         "Sellers" shall have the meaning set forth in Section 6.21 of this Agreement.

         "Selling Subsidiaries" shall mean AMHC, AMCUSA and its Subsidiaries, Advanta National Bank, Advanta Bank Corp. and any Affiliates thereof which have an interest in the Assets or Assumed Liabilities that are the subject of this Agreement.

         "Servicing Agreements" shall have the meaning set forth in Section 4.04(a) of this Agreement.

         "Settled Loan" shall have the meaning set forth in Section
1.05(m)(iii).

         "Shares" shall mean any Class A Share(s) or Class A Preferred Share(s).

         "Significant Company Contracts" shall mean the Company Contracts identified as such on Annex A to Schedule 1 and Schedule 6.18(a)-2.

         "Special Meeting" shall have the meaning set forth in Section 3.01 of this Agreement.

         "Spot Price" shall have the meaning set forth in Schedule 1.05(c).

         "Subsidiary" shall mean, when used with reference to an entity, any corporation or other entity, of which a majority of the outstanding voting securities are owned directly or indirectly by such entity.

         "Swap Target Price" shall have the meaning set forth in Schedule
1.05(c).

         "Tape" shall have the meaning set forth in Section 4.28 of this Agreement.

         "Target Cashflows" shall have the meaning set forth in Schedule
1.05(c).

         "Tax Return" shall mean any return, report, information statement, schedule or other document (including any related or supporting information and including any Form 1099 or other document or report required to be provided by any of the parties to third parties) with respect to Taxes, including any document required to be retained or provided to any governmental authority pursuant to 31 U.S.C. Sections 5311-5328 and regulations promulgated hereunder, relating to the parties or any Consolidated Group of which any such entity was a member at the applicable time, and any amended Tax Returns.

         "Taxes" shall mean all federal, provincial, territorial, state, municipal, local, foreign or other taxes, imposts, rates, levies, assessments and other charges (and all interest and penalties thereon), including, without limitation, all income, excise, franchise, gains, capital, real property, goods and services, transfer, value added, gross receipts, windfall profits, severance, ad valorem, personal property, mortgage recording, employment, payroll, social security, unemployment, disability, estimated or withholding taxes, and all customs and import duties, and all interest, penalties and losses thereon or associated therewith or associated with any Tax Return and any information reporting requirement.

         "Threshold Amount" shall have the meaning set forth in Section 10.05(a) of this Agreement.

         "WARN Act(s)" shall mean the Worker Adjustment and Retraining Notification Act, 29 U.S.C. Section 2101 et seq., and its corresponding regulations, and any similar applicable state law, rule or regulation or local ordinance, rule or regulation providing for notification to employees affected by closing, relocation, sale of a business, mass layoff or similar event.

                                   ARTICLE III
                    STOCKHOLDERS' MEETING AND PROXY STATEMENT

         SECTION 3.01 Stockholders' Meeting. The Company, acting through its Board of Directors (the "Board"), will, in accordance with applicable law and the Company's charter and bylaws, duly call, give notice of, convene and hold a special meeting (including any adjournment or postponement thereof, the "Special Meeting") of its stockholders no later than 20 Business Days after the mailing of the Company's Proxy Statement for the purpose of considering and taking action upon the approval of this Agreement and the transactions contemplated hereby (it being agreed that the Company's election to hold a Special Meeting is not an acknowledgment that such approval is required under applicable law). The Board shall recommend such approval by the stockholders and shall use commercially reasonable, to the extent lawful, efforts to obtain such approval by its stockholders.

         SECTION 3.02 Proxy Statement. In connection with any such Special Meeting, the Company will (i) as promptly as practicable following the date of this Agreement, prepare and file (subject to the requirements of Section 6.05(b) herein) with the Securities and Exchange Commission ("SEC"), and use its commercially reasonable efforts to have cleared by the SEC and thereafter mail to its stockholders as promptly as practicable, a proxy statement and a form of proxy, in connection with the vote of the Company's stockholders with respect to this Agreement and the transactions contemplated hereby (such proxy statement, together with any amendments thereof or supplements thereto, in each case in the form or forms mailed to the Company's stockholders, is herein called the "Proxy Statement"), (ii) use its commercially reasonable efforts to obtain the necessary approvals by its stockholders of this Agreement and the transactions contemplated hereby and (iii) otherwise comply with all legal requirements applicable to the Special Meeting. The Company will include in the Proxy Statement the recommendation of its Board that stockholders of the Company vote in favor of the approval of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. The Proxy Statement will comply as to form with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made not materially misleading. The Company will: (i) promptly notify Buyer of the receipt of SEC comments pertaining to the Proxy Statement and respond to such SEC comments as promptly as practicable, as well as provide to Buyer copies of all pertinent correspondence with the SEC pertaining to the Proxy Statement, and (ii) promptly notify Buyer when the Proxy Statement has been cleared by the SEC.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth in the Company Disclosure Schedule delivered to Buyer by the Company prior to the execution of this Agreement with section and paragraph references corresponding to this Article IV (it being understood (i) that no such disclosure will result in the assumption by Buyer of any liability not otherwise expressly assumed hereunder and (ii) the inclusion of any item on such Company Disclosure Schedule shall not be deemed to be an admission that such item was required to be set forth on the Company Disclosure Schedule), the

Company represents and warrants to Buyer, on behalf of itself and, where applicable, on behalf of the Selling Subsidiaries, as follows (the date as to which the information set forth in any Section of the Company Disclosure
Schedule is true and correct is the date hereof as to the representations and warranties made at signing, and the Closing Date as to the supplements to be provided at Closing under the provisions of Section 6.13 (in each case, representations and warranties that expressly speak only as of a specific date or time need only be true and correct as of such date and time, and where a specific date, as mutually agreed upon by the parties, is set forth in any particular Section of the Company Disclosure Schedule such information need only be true and correct as of the date and time set forth in the Section of the Company Disclosure Schedule or in any supplement to the Company Disclosure Schedule)).

         SECTION 4.01 Organization. Each of the Company and the Selling Subsidiaries is a corporation, industrial loan corporation or national banking association, as set forth in Section 4.01 of the Company Disclosure Schedule, duly organized and validly existing under the laws of the jurisdiction of its formation or a banking organization duly chartered by its chartering authority. Each of the Company and the Selling Subsidiaries is duly qualified as a foreign corporation to conduct the Business in the states of the United States and any foreign jurisdictions where its ownership or leasing of the Assets used in the conduct of the Business or the Assets of the Business requires it to be so qualified other than those where the failure to be so qualified could in the aggregate be remedied without material cost or liability.

         SECTION 4.02 Corporate Power, Authority Relative to this Agreement. Each of the Company and the Selling Subsidiaries has full power and authority to carry on its business as it is now being conducted and to own, use and/or lease all of the Assets used in the conduct of the Business and to conduct the Business in the manner currently conducted by it. The Company has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements and, upon approval of the sale of the Assets contemplated by this Agreement by the holders of Shares representing a majority of the votes entitled to be cast by holders of the Class A Shares and Class A Preferred Shares, voting together as a single class, as required to satisfy the conditions set forth in Sections 8.01(i) and 8.02(j) (subject to the last parenthetical clause in the penultimate sentence of Section 3.01), to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder, including, without limitation, causing the Selling Subsidiaries to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board and no other corporate proceedings on the part of the Company or any Selling Subsidiary are necessary to authorize the execution, delivery or performance of this Agreement and the Ancillary Agreements or to consummate the transactions contemplated hereby and thereby other than (subject to the last parenthetical clause in the penultimate sentence of Section 3.01) the approval of this Agreement and the transactions contemplated hereby by the holders of Shares representing a majority of the votes entitled to be cast by holders of Class A Shares and Class A Preferred Shares, voting together as a single class. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement has been duly authorized, executed and delivered by Buyer, this Agreement constitutes, and upon the execution and delivery by the Company of the Ancillary Agreements, they will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 4.03 Conduct of Business. Between September 30, 2000 and the date hereof, the Company and each of the Selling Subsidiaries has conducted the Business in the Ordinary Course of Business, subject to and in conformity with the Regulatory Agreements. The Company has maintained the business books and records of the Business in a manner sufficient to permit the preparation of financial statements of the Business in accordance with GAAP. Without limiting the foregoing, except as set forth in the applicable Section of the Company Disclosure Schedule, other than in the Ordinary Course of Business, there has not occurred, between September 30, 2000 and the date hereof, any of the following:

                  (i) (x) any increase in the salary, wages or other compensation of any Employee whose annual salary is, or after giving effect to such change would be, $75,000 or more; (y) any establishment or modification of (A) targets, goals, pools or similar provisions in respect of any fiscal year under any employee benefit plan or any employment-related Employee contract or other compensation arrangement with or for Employees or (B) salary ranges, salary increase guidelines or similar provisions in respect of any employee benefit plan or any employment-related Employee contract or other compensation arrangement with or for Employees; or (z) any adoption, entering into or becoming bound by any employee benefit plan or collective bargaining agreement, or amendment, modification or termination (partial or complete) of any Company Employee Benefit Plan or collective bargaining agreement, except to the extent required by applicable law;

                  (ii) to the Knowledge of the Company and the Selling Subsidiaries, any physical damage, destruction or other casualty loss (whether or not covered by insurance) affecting any of the real or personal property or equipment of the Company that is included in the Assets and used or held for use in the conduct of the Business in any single occurrence exceeding $100,000 or in an aggregate amount exceeding $250,000;

                  (iii) any material change in (A) any practice or policy of the Business relating to: pricing of residential mortgage loan products, accounting, financial reporting, mortgage loan inventory, mortgage loan credit policy, reserves, allowance for losses or

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
         Tax practices; or (B) any method of calculating the allowance for losses or reserves of the Business for accounting, financial reporting or Tax purposes, as applicable;

                  (iv) other than the sale of REO and receivables of bankrupt mortgagors: (A) any disposition of any Assets used or held for use in the conduct of the Business, exceeding $100,000 in the aggregate; or (B) any creation or incurrence of a Lien, other than a Permitted Lien, on any Asset;

                  (v) any entering into, amendment, modification, termination (partial or complete) or granting of a waiver of a material term or condition under or giving any consent to a material term or condition with respect to any Material Company Contracts or Significant Company Contracts;

                  (vi) capital expenditures or commitments for additions to property, plant or equipment used or held for use in the conduct of the Business constituting capital assets which are includible in the Assets in an aggregate amount exceeding $100,000; and

                  (vii) any entering into of a contract to do or engage in any of the foregoing after the date hereof.

         SECTION 4.04  Loan Servicing Matters.

                  (a) Servicing Agreements. Except as set forth in Section 4.04(a) of the Company Disclosure Schedule, all of the contracts and agreements pursuant to which the Company or any Selling Subsidiary has the right and/or obligation to service or subservice mortgage loans which are part of the Company Contracts (each, a "Servicing Agreement"), are (i) valid and binding obligations of the Company or the Selling Subsidiary as applicable, and to its Knowledge, of all of the other parties thereto, (ii) in full force and effect, (iii) enforceable in accordance with their terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity), and (iv) neither the Company nor any Selling Subsidiary has received written or other formal notice within the five year period prior to the date hereof or the Closing Date, as applicable, alleging a material default which remains uncured (or with the giving of such notice or lapse of time or both, would be in default) under any Servicing Agreement. Except as set forth in Section 4.04(a) of the Company Disclosure Schedule, no Servicing Agreement contains any provisions providing for servicing under which any party has recourse against the Company or any Selling Subsidiary for losses relating to such servicing (other than losses caused by the Company's or a Selling Subsidiary's negligence), except to the extent the Company or any Selling Subsidiary holds a residual interest in any securitization that may be affected by such losses (which interests have been disclosed to Buyer in Section 4.04(a) of the Company Disclosure Schedule) and no Servicing Agreement

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
pertains to servicing of mortgage loans owned by FNMA, FHMC, or other governmental agency.

                  (b) Insurance. Except as set forth in Section 4.04(b) of the Company Disclosure Schedule, within the three year period prior to the date hereof or the Closing Date, as applicable, if any Servicing Agreement obligated any of the Company or any Selling Subsidiary as servicer or subservicer to maintain insurance with respect to any mortgage loan that is an Asset, such entity has complied with all material obligations under all applicable required insurance, including, without limitation, any private mortgage insurance (as defined in the federal Homeowners Protection Act of 1998), and any fire, hazard or other casualty insurance. Each such insurance policy placed by the Company or the Selling Subsidiaries, at all times during such three year period to the extent required under the applicable Servicing Agreement (i) is valid and binding and in full force and effect, (ii) no premiums due thereunder were not paid and (iii) neither the Company nor any Selling Subsidiary received, within the three year period prior to the date hereof or the Closing Date, as applicable, any written notice of cancellation or termination in respect of any such policy, except to the extent that any such failure under clauses (i), (ii) or (iii) has been cured or otherwise corrected. Except as set forth in Section 4.04(b) of the Company Disclosure Schedule, to the extent required under the applicable Servicing Agreement, insurance policies are with insurers who meet the applicable requirements of the applicable Servicing Agreement and are in amounts and had coverages that are in compliance with such applicable requirements in all material respects, except where such failure has been cured or otherwise corrected. Except as set forth in Section 4.04(b) of the Company Disclosure Schedule, during the three year period prior to the date hereof or the Closing Date, as applicable, neither the Company nor any Selling Subsidiary received any written notice that any insurer under any policy referred to in this Section 4.04(b) is denying liability with respect to a material claim thereunder or defending a material claim under a reservation of rights clause, or demanding indemnification from the Company or any Selling Subsidiary with respect to a material claim.

                  (c) Escrow Accounts. Except as set forth in Section 4.04(c) of the Company Disclosure Schedule, during the two year period prior to the date hereof or the Closing Date, as applicable, with respect to any mortgage loan that is an Asset of the Business and is serviced by any of the Company or a Selling Subsidiary, if the applicable Servicing Agreement obligated such Person to maintain escrow funds for the payment of taxes or insurance with respect to the mortgage loan, all required escrow accounts maintained by such Person have been created and administered in all material respects in accordance with the related mortgage loan documents and the applicable Servicing Agreement in each case as in effect and as judicially interpreted when the escrow account was established, except to the extent that any such failure has been cured or otherwise corrected.

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
         SECTION 4.05 Securitization Matters.

                  (a) (i) Neither the Company or any of its Affiliates nor, to the Company's Knowledge, any trustee or issuer with respect to any mortgage loan securitization transaction in which the Company or any of its Affiliates was the issuer (a "Company-Sponsored Mortgage Loan Securitization Transaction"), has taken any action which would reasonably be expected to materially adversely affect the characterization or tax treatment for federal, state or local income or franchise tax purposes of the issuer or any securities issued in any such Company-Sponsored Mortgage Loan Securitization Transaction; and (ii) all federal, state and local income or franchise tax and information returns required to be filed by the issuer relating to (A) any Company-Sponsored Mortgage Loan Securitization Transactions that are REMICs and (B) the securities issued by the Company-Sponsored Mortgage Loan Securitization Transactions that are not REMICs, have been properly filed.

                  (b) No rating agency has downgraded, or given the Company or any Selling Subsidiary any written or other formal notice that it is considering a downgrading of any securities issued in any Company-Sponsored Mortgage Loan Securitization Transaction.

                  (c) Except as set forth in Section 4.05(c) of the Company Disclosure Schedule, neither the Company nor any of its Affiliates nor, to the Company's Knowledge, any trustee or issuer with respect to any Company-Sponsored Mortgage Loan Securitization Transaction, has received any written or formal notice from any investor, underwriter or other Person within the five-year period prior to the date hereof or the Closing Date, as applicable, alleging a material default or violation with respect to any Company-Sponsored Mortgage Loan Securitization Transaction which remains uncured (or with the giving of such notice or lapse of time or both, would be a material default) under any such Company-Sponsored Mortgage Loan Securitization Transaction.

         SECTION 4.06 Consents and Approvals; No Violation. Except as set forth in Section 4.06 of the Company Disclosure Schedule, neither the execution, delivery and performance of this Agreement or the Ancillary Agreements by the Company or any Selling Subsidiary nor the consummation of the transactions contemplated hereby and thereby by the Company or any Selling Subsidiary will
(i) conflict with or result in any breach or violation of any provision of the respective charter or bylaws (or other similar governing documents) of the Company or any of the Selling Subsidiaries; (ii) require the Company or any Selling Subsidiary to obtain any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or body, except (A) in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), if applicable, (B) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and requirements of the National Association of Securities Dealers, Inc., (C) approval of Bank Authorities and (D) approval of state insurance departments, if applicable;
(iii) conflict with or result in a material breach or violation of or a material default under (or require any consent of or notice to any Person) or

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
give rise to any Lien, right of termination, unilateral modification or amendment, cancellation or acceleration with respect to any Material Company Contract, except for any such material breaches, violations or defaults (or Liens or rights of termination, unilateral modifications or amendments, cancellations or accelerations) as to which requisite waivers or consents are required to be obtained prior to the Closing pursuant to the provisions of this Agreement or which individually or in the aggregate would not have a material adverse effect on the Assets (taken individually or as a whole); or (iv) violate any order, decree, judgment, ordinance, statute, rule, law or regulation applicable, except for violations which would not individually or in the aggregate have a material adverse effect on the Assets (taken individually or as a whole).

         SECTION 4.07 Litigation. Except as disclosed in Section 4.07 of the Company Disclosure Schedule (which Section contains a complete list of all pending litigation as to which the Company or a Selling Subsidiary has received service of the applicable complaint or written or other formal notice that a complaint has been filed, no litigation, claim, action or arbitration, pending against or, to the Knowledge of the Company, threatened against the Company or any of the Selling Subsidiaries with respect to the Business, the Assets, or relating to any residential mortgage loan serviced by the Company or any Selling Subsidiary pursuant to any Servicing Agreement, before any court or governmental or regulatory authority or body acting in an adjudicative capacity (in each case of competent jurisdiction) in effect, which would reasonably be expected to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement or any of the Ancillary Documents or otherwise would reasonably be expected to result in the issuance of equitable relief by a court of competent jurisdiction in effect that would materially adversely impact the operation of the Business as it is currently operated or result in material Losses to the book value of the Assets (taken individually or as a whole).

         SECTION 4.08 Title to Assets; Encumbrances. The Company or one of the Selling Subsidiaries, as applicable, is in possession of and has good title to or a valid leasehold interest in, or is licensed or otherwise entitled to use, all of the Assets (excluding the Business real property and the Business leased properties, as to which Section 4.13 is applicable, REO Property, and the Company Intellectual Property, as to which Section 4.10 is applicable), reflected in the September 30, 2000 Balance Sheet of the Business attached hereto as Exhibit B, other than any of such Assets thereafter disposed of in the Ordinary Course of Business, free and clear of all security interests, mortgages, pledges, monetary liens, conditional sales agreements, leases or encumbrances (each, a "Lien"), except for Permitted Liens. Except as disclosed in Section 4.08 of the Company Disclosure Schedule, the tangible Assets are in a condition which is adequate to operate the Business as currently operated.

         SECTION 4.09 Licenses. The material permits, licenses, authorizations, orders and approvals set forth in Section 4.09 of the Company Disclosure Schedule ("Business Licenses") constitute all Business Licenses used or held for use by the Company or any Selling Subsidiary and necessary for the operation of the Business, as presently conducted by the Company or any

Selling Subsidiary and Section 4.09 of the Company Disclosure Schedule sets forth the parties, functions and expiration and renewal dates for such Business Licenses. The Company and each of the Selling Subsidiaries, as applicable, has all permits, licenses, authorizations, orders and approvals of all governmental authorities that are material to owning and leasing the properties comprising the Assets used by the Company and the Selling Subsidiaries in the Business and material to conducting the Business as presently conducted by the Company and the Selling Subsidiaries.

         SECTION 4.10  Patents, Trademarks, Trade Names, and Copyrights.

                  (a) "Company Intellectual Property" means any registered or unregistered patent, patent application, copyright, copyright registration, trademark or service mark, trademark or service mark registration or application or trade name, business or product name, trade secret, Model, process, design, Company owned computer program (including all source codes and related documentation in Company's possession relating to such computer program), necessary to conduct the Business as presently conducted by the Company and the Selling Subsidiaries. Company Intellectual Property shall not include any of the foregoing to the extent incorporating the word "ADVANTA," "Advanta," or the "Val" logo.

                  (b) The Company or a Selling Subsidiary has all right, title and interest in or valid and binding rights under contract to use all Company Intellectual Property. There are no (1) copyrights; (2) trademarks; or (3) patents that are, in each case, Federally registered or the subject of pending applications for Federal Registration, other than those set forth on Section 4.10(b) of the Company Disclosure Schedule, reasonably necessary to or used in connection with the conduct of the Business as presently conducted, except for those rights which are the subject of the Advanta Service Mark License and Domain Name Usage Agreement or referred to in Section 6.18(c) and other rights that are not individually or in the aggregate material to the operation of the Business as presently conducted. All of the registered copyrights, trademarks and patents that are Company Intellectual Property and all Models are collectively set forth in Sections 4.10(b) and 4.10(b).1, respectively, of the Company Disclosure Schedule.

                  (c) Except as disclosed in Section 4.10(c) of the Company Disclosure Schedule, all rights to the Company Intellectual Property:

                           (1)      set forth in Section 4.10(b) of the Company
Disclosure Schedule have been duly registered in, filed in, or issued by the United States Patent and Trademark Office or any other applicable office, or applications to register such Company Intellectual Property have been filed and are pending;

                           (2)      set forth in Section 4.10(b) of the Company
Disclosure Schedule have been properly maintained and renewed in accordance with applicable laws and regulations in the United States and are in full force and effect;

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
                           (3)      are owned by the Company or the Selling
Subsidiaries, as the case may be, free and clear of any Liens, such that, no other person has any right or interest in or license to use or right to license others to use any of the Company Intellectual Property;

                           (4)      are freely transferable; and

                           (5)      are not, as of the date hereof or the
Closing Date, as applicable, subject to any outstanding order, decree, judgment or stipulation.

Except as set forth in Section 4.10(b) of the Company Disclosure Schedule, none of the Company and the Selling Subsidiaries has received any written or other formal notice that it is in default (or with the giving of notice or lapse of time or both, would be in default) in any material respect under any contract to use such Company Intellectual Property which default would be reasonably expected to result in a material adverse effect on the Assets (taken individually or as a whole) or the operation of the Business as presently conducted.

                  (d) Except as disclosed in Section 4.10(d) of the Company Disclosure Schedule (i) no proceedings to which the Company is a party have been commenced and are still in effect against the Company or any Selling Subsidiary which (x) challenge the rights of the Company or the Selling Subsidiaries to use any material Company Intellectual Property, or (y) charge the Company or the Selling Subsidiaries with infringement of any other person's rights in any material Company Intellectual Property; and (ii) neither the Company nor any of the Selling Subsidiaries has received any written or other formal notice during the two year period prior to the date hereof or the Closing Date, as applicable, that any such proceeding is threatened to be filed.

                  (e) No director, officer or employee of the Company or the Selling Subsidiaries owns, directly or indirectly, in whole or in part, any material Company Intellectual Property right; and to the Knowledge of the Company or the Selling Subsidiaries, no director, officer or employee of the Company or the Selling Subsidiaries owns, directly or indirectly, in whole or in part, any other Company Intellectual Property right.

         SECTION 4.11 Company Contracts.

                  (a) Section 4.11(a) of the Company Disclosure Schedule (with paragraph references corresponding to those set forth below) contains a true and complete list of each of the following contracts or other arrangements relating to the Business as currently operated to which the Company or any Selling Subsidiary is a party or by which any of the interests of the Company and the Selling Subsidiaries in the Assets are bound and which are set forth on Annex A to Schedule 1 with respect to the following:

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
                           (i)      all Company Contracts with any Person (x)
containing any provision or covenant prohibiting or limiting the ability of the Company or any Selling Subsidiary to engage in the Business as presently conducted or compete with any Person in connection with the Business as presently conducted or (y) prohibiting or limiting the ability of any Person to compete with the Company or any Selling Subsidiary in connection with the Business as presently conducted, in the case of both (x) and (y), to the extent that any such provisions would be binding upon, or enforceable against, Buyer in its operation of the Business after Closing;

                           (ii)     all partnership, joint venture,
shareholders' or other similar Company Contracts entered into by the Company and/or the Selling Subsidiaries with any Person in connection with the Business;

                           (iii)    all Company Contracts pursuant to which the
Company or a Selling Subsidiary is obligated to consummate a transaction or series of transactions relating to the future disposition or acquisition of any Assets with a book value of more than $100,000, other than dispositions or acquisitions of Assets in the Ordinary Course of Business; and

                           (iv)     all other contracts with respect to the
Business that (A) require the payment, pursuant to the terms of any such contract, by the Company or any Selling Subsidiary of more than $25,000 annually and (B) cannot be terminated within 30 days after giving notice of termination, without resulting in any material cost or penalty to the Company or any Selling Subsidiary.

                  (b) Except as disclosed in Section 4.11(b) of the Company Disclosure Schedule, each of the Company and the Selling Subsidiaries has complied in all material respects with all of the material provisions of the Material Company Contracts and Significant Company Contracts required to be complied with by it and, neither the Company nor any of the Selling Subsidiaries has received written or other formal notice of any material default (or with the giving of such notice or lapse of time or both, would be a material default) thereunder, which default has not been cured or otherwise corrected, and there is no outstanding written or other formal notice of material default (or with the giving of notice or lapse of time or both, would be a material default) or early termination under any Material Company Contracts and Significant Company Contract that was received (with the exception of the Servicing Agreements and the agreements relating to the Company-Sponsored Mortgage Loan Securitization Transactions, for which the time period shall be the five-year period prior to the date hereof) by the Company or any Selling Subsidiary within the two-year period prior to the date hereof or the Closing Date, as applicable, and which non-compliance, default or notice of early termination has not been cured or otherwise corrected, except where such noncompliance, defaults or terminations would not be reasonably expected to have a material adverse effect on the Assets (taken individually or as a whole).

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
                  (c) Except with respect to the Buyer Contracts, as to which no representation is made by the Company in this paragraph, and subject to the provisions of Section 4.11(b) above, except as disclosed in Section 4.11(c) of the Company Disclosure Schedule each Material Company Contract and Significant Company Contract is in full force and effect and, constitutes a legal, valid and binding agreement, enforceable in all material respects in accordance with its terms as to the Company and/or the applicable Selling Subsidiaries, and to the Knowledge of the Company as to each other party thereto, subject to the effect of bankruptcy, insolvency and similar laws and general equitable principles.

         SECTION 4.12 Environmental Matters. Except as disclosed in Sections 4.12(b)(1) through (b)(7) of the Company Disclosure Schedule:

                  (a) For purposes of this Section 4.12, the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material, waste or substance including, without limitation, petroleum or petroleum products that, whether by their nature or use, are subject to control or regulation under any Environmental Requirement excluding such materials, wastes or substances that are generated, used, stored, transported, discharged, disposed or released in the normal operation of the Business or the Assets in compliance with applicable Environmental Requirements; (ii) the term "Environmental Requirement" shall collectively mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C.
Section 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C.
Section 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901, et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601, et seq.), the Clean Air Act (42 U.S.C. Section 7401, et seq.) and the Federal Water Pollution Control Act (33 U.S.C. Section 1251, et seq.), any regulation pursuant thereto, or any other law, order or regulation addressing environmental, health or safety issues of or by any governmental authority; and
(iii) the term "governmental authority" shall mean the Federal government, or any state or other political subdivision thereof with jurisdiction over the environmental conduct or conditions of the Business or the Assets, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative judicial, regulatory or administrative functions.

                  (b) The representations contained in this Section 4.12(b) relate only to real property Assets (other than REO Property) which are used or held for use in the Business by the Company or a Selling Subsidiary and with respect to which a lease for such property is being assumed or entered into by Buyer under this Agreement. The Company and the Selling Subsidiaries have obtained all Business Licenses which are required under applicable Environmental Requirements in connection with their conduct of the Business as presently conducted or their present use or occupancy of the real property Assets described in the prior sentence in their operation of the Business as presently conducted, and each of any such Business Licenses is in full force and effect. The Company has conducted the Business in compliance in all material respects with the terms and conditions of all such Business Licenses

                                      -39-
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and with any applicable Environmental Requirements. In addition, except as set forth in Section 4.12(b) of the Company Disclosure Schedule (with paragraph references corresponding to those set forth below):

                           (1)      Neither the Company nor any Selling
Subsidiary has received any written or other formal notice of the issuance of an order, the filing of an environmental claim, or the assessment of a penalty and, to the Knowledge of the Company, no investigation is pending against the Company or any Selling Subsidiary, in each of the foregoing cases, with respect to any alleged and unremedied failure by the Company or any Selling Subsidiary to have any such Business License required under applicable Environmental Requirements in connection with the conduct of the Business or with respect to any generation, treatment, storage, recycling, transportation, discharge, disposal or release of any Hazardous Material in connection with the operation by the Company and the Selling Subsidiaries of the Business, and to the Knowledge of the Company and the Selling Subsidiaries there are no facts or circumstances in existence which could reasonably be expected to form the basis for any such order, claim, penalty or investigation.

                           (2)      Neither the Company nor any Selling
Subsidiary currently (or within the last two years) owns, operates or leases a treatment, storage or disposal facility on any of such real property Assets described above requiring a permit under the Resource Conservation and Recovery Act, as amended, or under any other comparable state or local law; and, without limiting the foregoing, to the Company's Knowledge with respect to the real property Assets described above (i) no polychlorinated biphenyl is now present,
(ii) there are no asbestos or asbestos-containing materials now present, (iii) there are no underground storage tanks or surface impoundments for Hazardous Materials, active or abandoned, is now present and (iv) no Hazardous Material has been released in a quantity reportable under, or in violation of, any Environmental Requirement, at, on or under any such real property Asset during any period that the Company or a Selling Subsidiary owned, operated or leased such property.

                           (3)      Neither the Company nor any Selling
Subsidiary has within the last two years, received written or other formal notice that it has transported or arranged for the transportation of any Hazardous Material in connection with the operation of the Business to any location that is (i) listed on the NPL under CERCLA, (ii) listed for possible inclusion on the NPL by the Environmental Protection Agency in CERCLIS or on any similar state or local list or (iii) the subject of enforcement actions by federal, state or local governmental authorities that may lead to claims against the Company or a Selling Subsidiary or the Business.

                           (4)      To Company's Knowledge, no Hazardous
Material generated in connection with the operation of the Business has been recycled, treated, stored, disposed of or released by the Company or a Selling Subsidiary at any location in violation of any applicable Environmental Requirement.

                           (5)      No written or other formal notification of a
release of a Hazardous Material in connection with the operation of the Business has been filed by or on behalf of the Company or a Selling Subsidiary within the two years prior to the date hereof or the Closing Date, as applicable, and no written or other formal notice has been received by the Company or any Selling Subsidiary within the last two years, that any of the real property Assets described above is listed or proposed for listing on the NPL, CERCLIS or any similar state or local list of sites requiring investigation or clean-up.

                           (6)      Within the two years prior to the date
hereof or the Closing Date, as applicable, no Liens have arisen under or pursuant to any Environmental Requirement (and none are currently outstanding) on the real property Assets described above, and no federal, state or local governmental or authority action has been taken within the last two years or, is in process that would subject any such real property Assets to such Liens. There are no conditions on such real property Assets that would require the Company and the Selling Subsidiaries to place any notice or restriction relating to the presence of Hazardous Materials at any such real property Asset in any deed to the real property Asset.

                           (7)      There have been no written environmental
reports, studies, audits or tests that are in the possession of the Company or a Selling Subsidiary in relation to such real property Assets which have not been disclosed to Buyer in Section 4.12 (b)(7) of the Company Disclosure Schedule prior to the execution of this Agreement.

         SECTION 4.13 Real Property.

                  (a) Section 4.13(a) of the Company Disclosure Schedule lists all real property owned by the Company or any of the Selling Subsidiaries (other than REO Property) which is used by the Company or a Selling Subsidiary in the operation of the Business as presently conducted and which real property (the "Ridgeview Property") is intended to be leased to Buyer at Closing pursuant to a lease in the form of the lease attached hereto and made a part hereof as Exhibit G (the "Ridgeview Lease"). With respect to the Ridgeview Property:

                           (1)      except as set forth in Section 4.13(a)(1) of
the Company Disclosure Schedule, the identified owner has good and marketable title to the Ridgeview Property, free and clear of any Lien except for Permitted Liens and those matters of record set forth on Section 4.13(a)(1) of the Company Disclosure Schedule and in the title commitments and policies to the Ridgeview Property, and has the power and authority to lease the Ridgeview Property to Buyer, subject to Permitted Liens;

                           (2)      except as set forth in Section 4.13(a)(2) of
the Company Disclosure Schedule, other than the Permitted Liens, there are no leases, subleases, licenses, concessions, or other agreements granting to any party or parties the right of use or occupancy of any portion of the Ridgeview Property (except those between and among the Company, one or

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more Selling Subsidiaries and their respective Affiliates which will be terminated on or before the Closing Date); and

                           (3)      except as set forth in Section 4.13(a)(3) of
the Company Disclosure Schedule, there are no outstanding options or rights of first refusal to lease the Ridgeview Property, or any portion thereof or interest therein.

                  (b) Section 4.13(b) of the Company Disclosure Schedule lists all leases of real property currently leased or subleased to the Company or any of the Selling Subsidiaries and included in the Company Contracts. Each lease and sublease listed in Section 4.13(b) of the Company Disclosure Schedule (to the extent such lease or sublease is included in the Assets) is in all material respects valid, binding and enforceable against the Company or the Selling Subsidiaries which are parties thereto and, to the Knowledge of the Company, against the other parties thereto, and is in full force and effect, subject to bankruptcy, reorganization and similar laws and general equitable principles. During the two-year period prior to the date hereof or the Closing Date, as applicable, the Company and the Selling Subsidiaries have not received any written or other formal notice of any material default (or with the giving of notice or lapse of time or both, would be a material default) under any of the leases or subleases set forth in Section 4.13(b) of the Company Disclosure Schedule which has not been cured or otherwise corrected.

                  (c) Section 4.13(c) of the Company Disclosure Schedule lists all maintenance, service, food service and similar contracts relating to the Ridgeview Property.

         SECTION 4.14 Employees and Benefit Plans.

                  (a)      Employees.

                           (1)      For purposes of the Agreement, "Employees"
shall have the meaning set forth in Section I of Section 4.14(a)(1) of the Company Disclosure Schedule. Section 4.14(a)(1) of the Company Disclosure Schedule sets forth a complete and accurate list of all Employees, together with the following information for each such Employee: name; position held; current salary and salary grade; 2000 anticipated salary increase, including date and specific anticipated amount of the increase; official title; 1999 salary and 2000 salary paid to the last month prior to Closing; 1998 and 1999 bonus and commission amounts (if any); 1999 and 2000 (anticipated) annual bonus and long-term incentive payments (if any) (including, with respect to stock options or grants, the number of shares covered by such options and the exercise price); Fair Labor Standards Act status; date of hire; schedule of regular weekly hours of employment; year to date overtime; shift differential (if any); annual vacation entitlement; accrued, but unused vacation; service date for employee benefit plan purposes; whether the Employee is employed based upon an employer sponsored non-resident visa program; restrictions or special work arrangements, as requested in writing by Buyer prior to Closing;

social security number; work locations; and any other information Buyer may reasonably request. Section 4.14(a)(1) of the Company Disclosure Schedule indicates Employees who are Inactive Employees as of the date thereof and, to the extent known as of the date thereof, the date on which each Inactive Employee is expected to return to active employment.

                           (2)      Except as set forth in Section 4.14(a)(2) of
the Company Disclosure Schedule, none of the Employees have contracts of employment with the Company or any of its Affiliates. All Employees are employed "at-will," and their employment is terminable by the Company or an Affiliate, as applicable, without liability therefor (other than liability for severance payments or for retention bonuses or stay payments). Except as described in Sections 4.14(a)(2) and 4.11(a)(i)(y) of the Company Disclosure Schedule, as of the date set forth therein, none of the Employees have outstanding contracts or other agreements with the Company or any of its Affiliates relating to retention bonuses or offer letters providing for retention bonuses or stay payments, commissions, compensation, monetary or vacation awards, non-compete provisions or agreements, perquisites (e.g., club memberships), stock options or warrants or other similar benefits to Employees.

                           (3)      The Company has not received any
notification of any material impediment to the employment of the Employees under applicable laws and is not otherwise aware of any such material impediment.

                           (4)      Except as set forth in Section 4.14(a)(4) of
the Company Disclosure Schedule, none of the Employees are working based upon an employer sponsored non-resident visa and all Employees are authorized to work in accordance with the Immigration and Reform Control Act ("IRCA").

                           (5)      To the Company's Knowledge, the Company and
its Affiliates have each complied in all material respects with the requirements of Executive Order 11246.

                           (6)      Except as set forth on Section 4.14(a)(6) of
the Company Disclosure Schedule, no Employees are under any currently outstanding written disciplinary actions (namely, either formal written warnings or early performance alerts) for an action or inaction that constitutes a violation of the Company's Code of Conduct.

                           (7)      None of the Employees are subject to any
union or other collective bargaining agreement.

                           (8)      Any notices required to be given by the
Company pursuant to COBRA or WARN Acts have been given or will be given by the Company by the time required in such laws so as to comply with the Company's obligations thereunder.

                  (b)      Employee Benefit Plans.

                           Section 4.14(b) of the Company Disclosure Schedule
sets forth a true and complete list of all the employee benefit plans of the Company and its Affiliates as defined by Section 3(3) of ERISA, all deferred compensation, stock based compensation and incentive compensation plans and all nonqualified plans (the "Company Employee Benefit Plan(s)"). The Company has made available to Buyer copies of the Company Employee Benefit Plans. The Company Employee Benefit Plans have each been administered in all material respects in accordance with their terms and all applicable laws and regulations, including conduct giving rise to liability under the prohibited transaction provision of the Code or ERISA. Each Company Employee Benefit Plan (including, without limitation, the Advanta Employee Savings Plan - 401(k)) that is intended to be qualified within the meaning of Section 401(a) of the Code is qualified and has been determined by the Internal Revenue Service to be so qualified and nothing has occurred that would materially adversely affect the qualified status of such plan. Neither the Company nor any defined benefit plan maintained by the Company or its ERISA Affiliates has incurred any liability to the Pension Benefit Guaranty Corporation ("PBGC") or under the Code, except liabilities to the PBGC pursuant to Section 4007 of ERISA, all of which have been fully paid as due.

         SECTION 4.15.  Labor Relations.

                  (a) With respect to the Business: (i) since September 30, 2000 through the date hereof and the Closing, there has not been, and there is presently, no pending or, to the best of the Company's Knowledge, threatened employee strike, work stoppage or labor dispute; and (ii) to the Knowledge of the Company, no union representation question with respect to the Employees exists, no collective bargaining agreement exists or is currently being negotiated by the Company with respect to the Employees, no demand has been received by the Company for recognition by a labor organization with respect to the Employees and none of the Employees is represented by any labor union or organization.

                  (b) Section 4.15(b) of the Company Disclosure Schedule contains a list of the name of each Employee of the Business having an annual base salary or wages of at least $75,000 at the date set forth therein, together with such Employee's position or function, annual base salary or wages and any incentive or bonus arrangement with respect to such Employee in effect on such date.

                  (c) Except as set forth in Section 4.15(c) of the Company Disclosure Schedule, no unfair labor practice complaint or sex, age, race or other discrimination claim has been brought during the two year period prior to the date hereof or the Closing Date, as applicable, against the Company or any Selling Subsidiary with respect to the conduct of the Business before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other governmental or regulatory authority.

         SECTION 4.16. No Additional Representations and Warranties. Except as otherwise set forth in this Agreement, neither the Company nor any of the Selling Subsidiaries make any representation or warranty whatsoever, express or implied, as to the Assets or the Business, including, but not limited to, any representation or warranty as to the merchantability or the transferability of the Assets, or as to the performance of the Assets or the Business or as to the fitness of the Assets for any particular purpose, or as to any infringement or violation of any intellectual property rights by any Asset or any use thereof.

         SECTION 4.17 Affiliate Transactions. Except as disclosed in Section 4.17(a) of the Company Disclosure Schedule (i) no officer, director or Affiliate of the Company or any Selling Subsidiary, other than the Company and the Selling Subsidiaries, provides or causes to be provided any assets, services or facilities used or held for use by the Company and the Selling Subsidiaries in connection with the Business and (ii) the Company and the Selling Subsidiaries do not provide or cause to be provided any assets, services or facilities to any such officer, director or Affiliate used or held for use in connection with the Business. Except as disclosed in Section 4.17(b) of the Company Disclosure Schedule, each of the transactions listed in Section 4.17(a) of the Company Disclosure Schedule is engaged in on an arm's-length basis.

         SECTION 4.18  Taxes.

                  (a) There are no Tax Liens on the Assets except for Liens for real property taxes not yet due.

                  (b) The Company has established, in accordance with GAAP, adequate reserves for the payment of, and will timely pay, all Taxes which are properly payable by the Company and the Selling Subsidiaries which arise from or with respect to the Assets and Assumed Liabilities and are incurred in or are attributable to any Tax period, or portion thereof, ending on the Closing Date, the non-payment of which would result in a Lien that is not a Permitted Lien on any Asset, or would result in Buyer becoming liable therefor.

                  (c) Section 4.18(c) of the Company Disclosure Schedule lists all federal, state, local and foreign Tax Returns filed with respect to the Assets and Assumed Liabilities for taxable periods ending after December 31, 1997, indicates those Tax Returns that have been audited, and indicates those Tax Returns that are currently the subject of an audit.

         SECTION 4.19 Entire Business. The Excluded Assets are excluded from the Assets to be acquired by Buyer at Closing under this Agreement. The Assets to be acquired by Buyer at Closing under this Agreement constitute all of the assets which are necessary for the Company and the Selling Subsidiaries to conduct the Business as currently operated; provided that the Assets to be acquired by Buyer at Closing are combined with (a) assets similar to the Excluded Assets and (b) the services to be provided by the Company and the Selling Subsidiaries under the Ancillary Agreements.

         SECTION 4.20 Disclosure. No representation or warranty contained in this Agreement, and no statement contained in any Schedule hereto or in any certificate, list or other writing furnished to Buyer pursuant to any provision of this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in the light of the circumstances under which they were made, not misleading.

         SECTION 4.21 [Intentionally omitted.]

         SECTION 4.22 Balance Sheet. Prior to the execution of this Agreement, the Company has delivered to Buyer the September 30, 2000 balance sheet of the Business attached hereto as Exhibit B. Except as set forth in the notes thereto and as disclosed in Section 4.22 of the Company Disclosure Schedule, such balance sheet was (i) prepared in accordance with the books and records of the Company and the Selling Subsidiaries and, in accordance with GAAP and consistent with the Company's past practices, (ii) fairly presents the financial condition of the Business as of the date thereof, and (iii) was compiled from business books and records regularly maintained by management and used to prepare the financial statements of the Company relating to the Business in accordance with the principles stated therein.

         SECTION 4.23 [Intentionally omitted.]

         SECTION 4.24 [Intentionally omitted.]

         SECTION 4.25 [Intentionally omitted.]

         SECTION 4.26 Guarantees. None of the Assumed Liabilities set forth on the September 30, 2000 balance sheet of the Business or any liabilities relating to any of the Assets is guaranteed by the Company or any of the Selling Subsidiaries, except as disclosed in Section 6.17 of the Company Disclosure Schedule.

         SECTION 4.27 Compliance with Laws. Except as set forth in Section 4.27 of the Company Disclosure Schedule:

                  (a) All federal, state, local or foreign laws or regulations, including usury, truth-in-lending, real estate settlement procedures, equal credit opportunity, fair lending, fair housing and disclosure laws, applicable to the operation of the Business by the Company and the Selling Subsidiaries or to the Assets of the Business (taking into account the applicability of any law or regulation at the time of the applicable act of the Company or any Selling Subsidiary and the then current judicial interpretation thereof) has been complied with by the Company and the Selling Subsidiaries in all material respects. Each residential mortgage loan which is part of the Assets was originated and has been serviced, in all material respects, in accordance with the Applicable Requirements.

                  (b) There are no ongoing governmental examinations or audits with respect to the operation of the Business, nor has the Company or any Selling Subsidiary received written or other formal notice of any such proposed governmental consumer law compliance examination or audit which could reasonably be expected to have a material adverse effect on the Assets (taken individually or as a whole).

                  (c) The Company and the Selling Subsidiaries are not, nor at any time within the five years prior to the date hereof or the Closing Date, as applicable, has any of them been, nor has any of them received any written or other formal notice that, within the five years prior to the date hereof or the Closing Date, as applicable, it is or has been, in violation of or in default under, in any material respect, any law, regulation, pronouncement having the effect of law, judgment, injunction or order applicable to the Business or the Assets which could reasonably be expected to have a material adverse effect on the Assets (taken individually or as a whole). The Company and the Selling Subsidiaries have, and have not at any time during the five years prior to the date hereof or the Closing Date, as applicable, received written or other formal notice that they have not, complied in all material respects with Applicable Requirements, except to the extent that the failure to be in compliance would not have a material adverse effect on the Assets (taken individually or as a whole).

         SECTION 4.28 Tape. Seller has previously delivered to Buyer a magnetic computer tape (the "Tape") containing certain information regarding the residential mortgage loans serviced by the Company or the Selling Subsidiaries as of June 30, 2000. As of that date, the information contained in the fields of such Tape set forth in Section 4.28 of the Company Disclosure Schedule (i) was true and correct in all material respects and (ii) was a true and correct copy of the information relating thereto contained in the loan servicing systems of the Company and the Selling Subsidiaries as of such date.

         SECTION 4.29 Investor Requirements. Except as disclosed in Section 4.29 of the Company Disclosure Schedule, (i) the Company and the Selling Subsidiaries meet or exceed the eligibility requirements of each "Master Servicer," Owner Trustee, or other party to a Servicing Agreement for whom servicing is performed under such Servicing Agreement (each, an "Investor"), and (ii) the Company, the Selling Subsidiaries and/or Seller, as the case may be, have each timely filed, or will have timely filed by the Closing Date, all reports to Investors required to be filed pursuant to the requirements of the applicable Servicing Agreement, except, with respect to both (i) and (ii), where the failure to do so would not have a material adverse effect on the Assets (taken individually or as a whole).

         SECTION 4.30 Physical Damage. Except as disclosed in Section 4.30 of the Company Disclosure Schedule, there exists no material physical damage to any mortgage collateral or REO from fire, flood, windstorm, earthquake, tornado, hurricane or other similar casualty, which physical damage is not adequately insured against in the manner prescribed by the Applicable Requirements.

         SECTION 4.31 Payment of Taxes/Flood Tracking. Except as set forth in
Section 4.31 of the Company Disclosure Schedule, all material contractual obligations of the Company and the Selling Subsidiaries, with respect to applicable Taxes (including tax reporting for the period prior to the Closing), special assessments and ground rents with respect to the residential mortgage loans serviced under the Servicing Agreements and REOs have been complied with and the tax parcel identifications for the real property relating thereto are sufficiently adequate in all material respects for the Company and the Selling Subsidiaries, as applicable, to comply with their material contractual obligations under the Servicing Agreements with respect to taxes, except, with respect to each of the above, where such failure will not in the aggregate have a material adverse effect on the Assets (taken individually or as a whole). To the extent required under an applicable Servicing Agreement, each serviced loan is the subject of a fully paid, life of loan tax agreement a fully paid, life of loan flood tracking agreement.

         SECTION 4.32 Loss Mitigation. The Company or the Selling Subsidiaries, as applicable, have complied in all material respects with the loss mitigation activities that are contractually required under the applicable Servicing Agreements, except to the extent that such failure would not in the aggregate have a material adverse effect on the Assets (taken individually or as a whole).
Section 4.32 of the Company Disclosure Schedule sets forth a list of all mortgage loans serviced by the Company or any Selling Subsidiary that are 90 or more days past due with respect to which the Company or the Selling Subsidiaries have entered into loss mitigation agreements which are currently outstanding.

         SECTION 4.33 Waivers/Releases. Except as set forth in Section 4.33 of the Company Disclosure Schedule, no mortgage loan included in the Assets has been amended or modified by the Company or a Selling Subsidiary in any material respect, except by instruments or documents identified in the file relating to such loan or on the applicable loan servicing system, except to the extent that any failure to do so would not have a material adverse effect on the Assets.

         SECTION 4.34 [Intentionally omitted.]

         SECTION 4.35 [Intentionally omitted.]

         SECTION 4.36 [Intentionally omitted.]

         SECTION 4.37 Inter-company Debt. The Assumed Liabilities will not include any outstanding indebtedness which is owed to any of the Company's Affiliates.

         SECTION 4.38 [Intentionally omitted.]

         SECTION 4.39 ARM Loans. All of the applicable loan documents for adjustable rate mortgage loans included in the Assets provide a mechanism for selection of an alternative index in the event that the current index becomes unavailable, except to the extent that the failure to provide an alternative index would not have, a material adverse effect on the Assets (taken individually or as a whole).

         SECTION 4.40 Accounts. All material investor cash shortages, unidentified principal and interest advances, or advances on zero balance Loans are disclosed in Section 4.40 of the Company Disclosure Schedule. The schedule of the Test of Expected Principal and Interest as of the date set forth in
Section 4.40 of the Company Disclosure Schedule has been prepared in accordance with all material Applicable Requirements.

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Except as set forth in the Disclosure Schedule delivered to the Company by Buyer prior to the execution of this Agreement, Buyer represents and warrants to the Company as follows:

         SECTION 5.01 Organization. Each of Buyer and the Buyer Affiliates is a corporation or national banking association, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

         SECTION 5.02 Corporate Power, Authority Relative to this Agreement. Each of Buyer and the Buyer Affiliates has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions hereby and thereby have been duly and validly authorized by the Board of Directors of each of Buyer and the Buyer Affiliates and no other corporate proceedings on the part of Buyer or any Buyer Affiliate are necessary to authorize the execution, delivery or performance of this Agreement and the Ancillary Agreements or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Buyer and, assuming that this Agreement has been duly authorized, executed and delivered by the Company, this Agreement constitutes, and upon the execution and delivery by Buyer of the Ancillary Agreements each of them will constitute, a valid and binding agreement of Buyer, enforceable against it in accordance with its terms, except that (i) enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 5.03 Consents and Approvals; No Violation. Neither the execution and delivery and performance of this Agreement or the Ancillary Agreements by Buyer or any Buyer Affiliate nor the consummation of the transactions contemplated hereby and thereby by Buyer or any Buyer Affiliate will (i) conflict with or result in any breach or violation of any provision of the respective charter or bylaws (or other similar governing documents) of Buyer or any Buyer Affiliate; (ii) require Buyer or any Buyer Affiliate to obtain any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or body, except (A) in connection with the HSR Act, if applicable, (B) pursuant to the Securities Exchange Act of 1934 or the rules and requirements of the New York Stock Exchange, Inc., (C) approval of state insurance departments, if applicable, or (D) approval of Bank Authorities; or (iii) violate any order, decree, judgment, ordinance, statute, rule, law or regulation applicable, except for violations which would not, individually or in the aggregate, have a material adverse effect on Buyer's ability to consummate the transactions contemplated in this Agreement or in the Ancillary Agreements or to assume or discharge the Assumed Liabilities.

         SECTION 5.04 Litigation. There is no claim, action, arbitration, investigation or proceeding pending or, to the Knowledge of Buyer, threatened against Buyer or any Buyer Affiliate, before any court or governmental or regulatory authority or body acting in an adjudicative capacity, with respect to which would reasonably be expected to result in (i) the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement or any of the Ancillary Documents or (ii) an adverse determination which would have a material adverse effect on the ability of any Buyer Affiliate to consummate the transactions contemplated in this Agreement or the Ancillary Agreements or to assume or discharge the Assumed Liabilities.

         SECTION 5.05 Buyer Contracts. With respect to the Buyer Contracts, Buyer is not aware of any facts or circumstances that would cause the Company or its Selling Subsidiaries to be in breach with respect to the representations or warranties set forth in Sections 4.03(v), 4.04(a), 4.11(b) or 4.28 through 4.32 of this Agreement.

                                   ARTICLE VI
                                    COVENANTS

         SECTION 6.01 Conduct of Business Standards.

         (1) Conduct of the Business of the Company.

                  (A) Ordinary Course. Unless the Company has received the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed) to do otherwise or except as expressly contemplated by this Agreement, from the date hereof until the Closing Date, the Company will and will cause each Selling Subsidiary to:

                           (a) use commercially reasonable efforts to (i)
operate the Business in the Ordinary Course of Business and, subject to the Regulatory Agreements, take all commercially reasonable actions in the Ordinary Course of Business consistent with past practice to preserve in all material respects the current operations of the Business, (ii) comply in all material respects with their contractual obligations to Employees under the Company Employee Benefit Plans, (iii) maintain all real estate and equipment comprising Assets necessary and material to the operation of the Business as presently conducted in similar working order and condition as on the date hereof, ordinary wear and tear and casualty excepted, and (iv) comply in all material respects with their contractual obligations under the Material and Significant Company Contracts, except where failure to comply would not have a material adverse effect on the Assets, the Assumed Liabilities or the Business;

                           (b) (i) cause the books and records of the Business
to be maintained in accordance with regulatory accounting principles, GAAP and Applicable Requirements, as applicable, (ii) except as required by applicable law or the Regulatory Agreements, not permit any material change in pricing or credit practices or policies that would adversely affect the Business, Assets or Assumed Liabilities; provided, that weekly pricing changes to reflect changes in the Company's cost of funds shall be deemed not to be material changes in pricing practices or policies, and (iii) except as required by GAAP, applicable law or the Regulatory Agreements, not permit any change in investment, accounting, financial reporting, inventory, allowance or tax practices or policies that would adversely affect the Business, Assets or Assumed Liabilities;

                           (c) (i) use commercially reasonable efforts to
maintain in full force and effect until the Closing substantially the same levels of insurance coverage with respect to the Business as set forth on
Schedule 6.01(1)(A)(c)(i) for at least one Business Day after the Closing on substantially the same terms and conditions as set forth on Schedule 6.01(1)(A)(c)(i), and (ii) cause those benefits under such insurance policies that would have been paid to the Company or the Selling Subsidiaries with respect to the Assets or the Assumed Liabilities to be paid or payable at Closing or thereafter in accordance with the provisions of Section 1.08 of this Agreement; and

                           (d) (i) maintain reasonable processes, procedures and
controls designed to comply, in all material respects, with the requirements of all laws, regulations, judgments and orders that are applicable to the operation of the Business as presently conducted by the Company and the Selling Subsidiaries and, (ii) promptly following receipt thereof, notify Buyer of any Person alleging any material violation of any such requirement, law or order.

                  (B) Other Conduct of the Company. From the date hereof until the Closing Date, except as expressly contemplated by this Agreement, without the prior written consent of Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), the Company will not, and will cause each of the Selling Subsidiaries not to:

                           (1) [Intentionally omitted.]

                           (2) Compensation; Employment Agreements; Etc. Enter
into, modify or amend or renew any employment, collective bargaining, severance agreement or benefit, incentive and commission plans (other than new ad hoc and short term incentive and commission plans and ad hoc and short term changes to incentive and commission plans) with any Employee or promote or terminate any Employee, except in the Ordinary Course of Business consistent with past practice or required to comply with the Regulatory Agreements or by applicable law or any Banking Authority or other regulatory authority; or grant any salary or wage increase to any Employee or increase any Employee benefit (including incentive or bonus payments to any Employee) except for (1) normal individual increases in compensation and benefits to Employees in the Ordinary Course of Business, including base compensation increases made in the Ordinary Course of Business, (2) other changes that are consistent with past practice or are required to comply with the Regulatory Agreements or by applicable law or any Banking Authority or other regulatory authority, (3) payments made to satisfy contractual obligations existing as of the date hereof and disclosed to Buyer as provided elsewhere in this Agreement or as set forth in Schedules to this Agreement, (4) employment arrangements for, or grants of awards to Employees hired in the Ordinary Course of Business, or (5) bonus payments in the Ordinary Course of Business and in accordance with the Company's existing bonus plans or arrangements as set forth in Schedule 6.01(1)(B)(2)(e) and Sections 4.03(i)(x), 4.03(i)(y), 4.14(a)(1), 4.14(a)(2) and 4.14(b) of the Company Disclosure
Schedule.

                           (3) Benefit Plans. Except as set forth on Section
4.03(i)(z) of the Company Disclosure Schedule and Schedule 6.01(1)(B)(3) or permitted elsewhere by this Agreement, enter into, establish, adopt or amend (except as may be required under the Regulatory Agreements or by applicable law or any Banking Authority or other regulatory authority), any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of the Employees.

                           (4) Dispositions.

                                (a) Sell, transfer, mortgage, encumber or
otherwise dispose of or discontinue any of the Assets used or held for use by the Company or the Selling Subsidiaries, in the conduct of the Business, except
(i) Permitted Dispositions, as defined in Section 6.01(1)(B)(4)(b) below, or
(ii) as may be required to comply with the Regulatory Agreements.

                                (b) For purposes of this Section
6.01(1)(B)(4)(b), "Permitted Dispositions" shall include:

                                     (i) the transfer, sale, disposition or
         encumbrance of residential mortgage loans in one or more term securitization transactions subject to terms and conditions consistent with Industry Practice (which shall not include transactions described in subsection (iii) below) up to a maximum aggregate amount (determined on the basis of unpaid principal balance) of $1.2 billion;

                                     (ii) any and all sales of REO property and
         receivables of bankrupt mortgagors;

                                     (iii) the transfer, sale, disposition or
         encumbrance of owned residential mortgage loans (including HELOCs) in one or more transactions pursuant to any Advanta Warehouse Facility; provided, however that the Company and the Selling Subsidiaries shall not effectuate the transfer or sale of residential mortgage loans (including HELOCs) in one or more transactions from an Advanta Warehouse Facility to a Person other than Buyer or an Affiliate thereof or to the Company or an Affiliate thereof, in an aggregate amount (determined on the basis of unpaid principal balance) in excess of $500 million; and

                                     (iv) any and all whole loan sales of
         residential mortgage loans other than sales pursuant to subsections
         (i), (ii) and (iii) above; provided, however, that if the Company and the Selling Subsidiaries intend to consummate any whole loan sales of residential mortgage loans pursuant to this subsection (iv), the Company shall notify Buyer in writing of its intention to execute a whole loan sale and the amount of residential mortgage loans intended to be sold. Within five (5) Business Days of Buyer's receipt of a data tape containing standard and customary information relating to the residential mortgage loans intended to be sold by the Company and the Selling Subsidiaries, Buyer may submit in writing an offer to purchase such residential mortgage loans. If an offer from Buyer contains a price that is the same or higher than any other offer the Company receives and other terms and conditions that are comparable to and no less favorable to the Company and the Selling Subsidiaries than the terms and conditions contained in the offers of potential purchasers other than the Buyer, the Company and its Selling Subsidiaries shall execute such whole loan sales of residential mortgage loans with Buyer or any of its Affiliates on the terms and conditions contained in Buyer's written offer. If Buyer does not submit a written offer within the five day period described above, the Company and the Selling Subsidiaries may execute a whole loan sale with any other potential purchaser on any terms to which the Company and the Selling Subsidiaries may agree, provided that: (i) no such terms will result in a breach of this Agreement; (ii) such sale is closed in a manner such that no obligations will be required to be performed by Buyer's employees in connection with such sale before, on or after the Closing Date; and (iii) to the extent that any such sales are servicing retained, the servicing obligations are in accordance with Industry Practice. Notwithstanding anything to the contrary contained in this
         Section 6.01(1)(B)(4)(b), the fact that the Company has given notice of its intention to execute a whole loan sale shall not obligate the Company and its Selling Subsidiaries to complete any whole loan sale of residential mortgage loans on any terms or conditions whether with Buyer or any other third party; and

                                     (v) dispositions in the Ordinary Course of
         Business that do not, in the aggregate, exceed $50,000.

                           (5) Acquisitions. Acquire all or any portion of the
assets, business, or properties of any other Person or any other entity which would be a part of the Business and included in the Assets or the Assumed Liabilities, except (x) in the Ordinary Course of Business or (y) in a transaction that individually or in the aggregate with all such other acquisitions would not exceed $1,000,000 and would not materially increase the Assumed Liabilities.

                           (6) Communications with Employees. Take any action
that is intended to hinder the transition of Employees to employment with Buyer. The Company and the Selling Subsidiaries shall cooperate with Buyer to communicate to Employees information relating to the transition of employment, including but not limited to transition of benefit plans, incentive, bonus and commission plans, and Buyer's employment-related policies.

                           (7) Access to Employees. Deny Buyer reasonable access
to any Employee pursuant to procedures outlined in Schedule 6.01(1)(B)(7), which access shall be for the purposes of increasing Buyer's understanding of the organization and operation of the Business, including the roles and functions of Employees in the organization and operation of the Business.

                           (8) Other. Except in the Ordinary Course of Business:
(i) violate, breach or default under in any material respect, or take or fail to take any action that (with or without notice or lapse of time or both) would constitute a material violation or breach of, or material default under, any term or provision of any Material Company Contract; (ii) cancel or waive any material right of the Company under any indebtedness that is an Assumed Liability, other than in the Ordinary Course of Business; (iii) make capital expenditures (excluding those pursuant to existing commitments and any capital expenditures necessary to maintain any real property or other Assets in good working order and repair) or commitments for additions to real property, plant or equipment constituting Assets in an aggregate amount exceeding $100,000; or
(iv) enter into any contract to do or engage in any of the foregoing. The Company and the Selling Subsidiaries will consult with Buyer on all strategic and material operational matters relating to the operations of the Business to the extent such consultation is in accordance with applicable law including laws regarding the exchange of information and other laws regarding competition. Any changes to Material and Significant Contracts are deemed to be strategic and material operational matters.

                  (C) Regulatory Agreements. Nothing contained in Sections 6.01(1)(A) or 6.01(1)(B) shall preclude the Company or any Selling Subsidiary from performing any action required or necessary to comply with any Regulatory Agreement, and notwithstanding anything to the contrary contained in this Agreement, the performance of any such action shall not be deemed to be a violation of this Agreement.

                  (D) Conduct of Buyer. From the date hereof until the Closing Date, Buyer shall cooperate with the Company in its efforts to operate the Business in the Ordinary Course of Business and preserve the current operations of the Business and Buyer shall take no action that would interfere with the Company's obligations under Sections 6.01(1)(A) or 6.01(1)(B) hereof or any other provision of this Agreement, except in the ordinary course of Buyer's pre-existing business relationship with the Company or a Selling Subsidiary, or in connection with Buyer's fulfillment of its obligations under this Agreement.

                  (E) Notwithstanding anything to the contrary contained in this Agreement, (i) in no event shall the occurrence of a Delinquency Rate Adjustment Event, Residual Cashflow Event, or a CPR Adjustment Event (each as defined in
Schedule 1.05(c)) constitute a breach of the obligations or covenants of the Company and the Selling Subsidiaries under this Agreement or be deemed to result in, or constitute, an adverse effect on the Assets, Assumed Liabilities or the Business, and to the extent that a Delinquency Rate Adjustment or a CPR Adjustment Event shall occur, such circumstance or event shall not give Buyer the right to terminate this Agreement or otherwise refuse to close hereunder and Buyer's sole remedy shall be an adjustment to the Purchase Price in accordance with the provisions of Section 1.05(c) of the Agreement, and (ii) in no event shall any circumstance, consequence, result or event arising out of or resulting from the execution of this Agreement or the announcement of any of the proposed transactions contemplated by this Agreement (or any acts or omissions to act required by this Agreement), including without limitation the loss of personnel resulting from employees voluntarily terminating their employment with the Company or a Selling Subsidiary, be deemed to result in, or constitute, an adverse effect on the Assets, Assumed Liabilities or the Business for any purposes of this Agreement, or be deemed to constitute a violation by the Company or any Selling Subsidiary of Sections 6.01(1)(A) or 6.01(1)(B) of this Agreement.

         SECTION 6.02 No Solicitation, etc.

                  (a) From the date of this Agreement until the earlier of the Closing or the termination of this Agreement, the Company shall not (and it will not permit any of its officers, directors or Affiliates, or any other Person acting on behalf of any of them, to) directly or indirectly take any action to
(i) solicit, engage in discussions, furnish information to, or negotiate with any Person (whether such discussions or negotiations are initiated by the Company or otherwise) or take any other action (including by furnishing information with respect to the Business or permitting access for this purpose to the assets, books and records used in connection with the Business) intended or designed to facilitate the efforts of any Person (other than Buyer) relating to the possible direct or indirect acquisition of the Business (whether by way of contribution, purchase of capital stock, purchase of assets or otherwise) (any such efforts by any such Person, including a firm proposal to make such an acquisition, to be referred to as an "Alternative Acquisition"), or (ii) enter into an agreement with any Person, other than Buyer, providing for a possible Alternative Acquisition. Notwithstanding the foregoing, the Company may furnish information concerning the Business to a Person (other than Buyer) and may negotiate with such Person if counsel to the Company advises the Board, or a committee thereof, that the failure to furnish such information or negotiate with such Person could subject the Board or any of the Company's directors to liability for breach of their fiduciary duties.

                  (b) The Company shall immediately cease any of its activities, discussions or negotiations conducted prior to the date of this Agreement with any parties other than Buyer with respect to any of the foregoing. In the event the Company shall receive a written proposal for an Alternative Acquisition, it shall promptly notify such Person of the terms of this Section 6.02 and shall inform Buyer as to the Alternative Acquisition and the substance thereof (including the identity of the Person proposing such Alternative Acquisition), and advise Buyer of any developments with respect to such Alternative Acquisition promptly after the occurrence thereof.

         SECTION 6.03 Access to Information.

                  (a) Between the date of this Agreement and the Closing, upon reasonable prior notice to the Company and subject to applicable laws relating to the exchange of information, confidentiality and privacy matters, the Company will give Buyer and its accountants, advisors and representatives reasonable access during normal business hours to the offices and other facilities and to the books and records of the Company and the Selling Subsidiaries relating to the Business and will permit Buyer to make such reasonable inspections during normal business hours as it may reasonably request and will cause its officers, employees and agents and those of the Selling Subsidiaries to furnish Buyer with such data and other information relating to the Business, the Assets and the Assumed Liabilities as Buyer may from time to time reasonably request; provided, however, that all such access and inspections shall be coordinated in advance by Buyer with a designee of the Company (who has been identified to Buyer in writing before the date hereof) and Buyer shall cooperate with the Company to ensure that such access and inspections do not unreasonably interfere with the normal business operations of the Company and the Selling Subsidiaries. Notwithstanding the foregoing, neither the Company nor any of the Selling Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would, in the good faith opinion of its counsel, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements to the extent practicable under circumstances in which the restrictions of the immediately preceding sentence apply.

                  (b) All information received by Buyer and its representatives pursuant to or on completion of this Agreement will be subject to the letter agreement dated June 19, 2000, between Buyer and the Company (the "Confidentiality Agreement"); provided, however, that solely with respect to books, records, data and other information relating to the Business which Buyer acquires as part of the Assets and Assumed Liabilities (the "Acquired Information"), the provisions of the Confidentiality Agreement relating to Buyer's obligations to maintain the confidentiality of the Acquired Information shall terminate on the Closing Date with respect to such information.

         SECTION 6.04  Regulatory Matters; Other Consents.

                  (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees as promptly as practicable to (i) effect all necessary filings under the HSR Act (which the parties shall file with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice on or prior to January 19, 2001, if they determine a filing is so required) and use its commercially reasonable efforts to make all filings with and give all notices reasonably required to secure all government approvals and clearances required to consummate the transactions contemplated hereby and by the Ancillary Agreements, (ii) provide such other information and communications relating to this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby to such governmental or regulatory authorities as such governmental or regulatory authorities may reasonably request in connection therewith and (iii) cooperate in a reasonable manner with the other party in connection with the performance of its obligations under this
Section 6.04. Each party will provide prompt notification to the other party when any such consent, approval, filing or notice referred to in clause (i) above is obtained, taken, made or given, as applicable, and will advise the other of any material determination by any governmental or regulatory authority regarding any of the approvals set forth above that would prohibit such party from consummating the transactions contemplated by this Agreement or any of the Ancillary Agreements.

                  (b) With respect to Material Company Contracts which require consent and the Critical Information Technology Contracts that require renegotiation (or any other form of conditional approval) from any third party prior to or after any assignment by the Company or the Selling Subsidiaries, the Company and Buyer will each diligently and in good faith exercise commercially reasonable efforts towards obtaining such consents or satisfying any conditions imposed by any such third party.

         SECTION 6.05 Public Announcements.

                  (a) Generally. Buyer and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the purchase and sale of the Assets contemplated herein, the other transactions contemplated hereby or this

Agreement, and shall not issue any such press release or make any such public statement without the other party's consent, which consent shall not be unreasonably withheld, except as may be required by law, regulation or the rules of any national securities exchange or The Nasdaq Stock Market.

                  (b) Regulatory Filings. Buyer will cooperate with the Company in the preparation of any and all regulatory filings (including, without limitation, the Proxy Statement) the Company is required to file in connection with this Agreement and the transactions contemplated hereby; provided, however, that the Company will permit Buyer to review and approve (such approval not to be unreasonably withheld or delayed) of information relating to Buyer or any Buyer Affiliate to be included in such filings.

         SECTION 6.06 [Intentionally omitted.]

         SECTION 6.07 Notification of Certain Matters. Each party shall give prompt notice to the other of (i) the occurrence or non-occurrence of any event or circumstance known to it, the occurrence or non-occurrence of which would cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at the time it is required to be true and accurate, or (ii) any failure of the notifying party to comply with or satisfy in any material respect any covenant, condition or agreement as of the time it is required to be complied with or satisfied by the notifying party hereunder. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for the purposes of determining satisfaction of any condition contained herein except as provided in this Agreement.

         SECTION 6.08 Employment Matters.

                  (a) Employment with Buyer.

                           (1) Effective on the Closing Date as of 11:59 p.m.,
local time at each location where Employees are employed or such later date of hire with respect to Inactive Employees (the "Employment Transfer Time"), Buyer shall employ Employees in comparable positions and at the same salaries and compensation as in effect when employed by the Company and the Selling Subsidiaries on the Closing Date.

                           (2) Buyer's obligation to employ any Employee is
conditioned upon the Closing taking place.

                           (3) Employees shall be employed at a location within
a 30 mile radius of the location where such Employee is employed by the Company on the Closing Date.

                  (b) Employee Benefits.

                           (1) As of the Employment Transfer Time, Employees
shall be eligible to participate in Buyer's employee benefit plans as defined by
Section 3(3) of ERISA and other fringe benefits that Buyer has in effect on the same basis as such plans and benefits are offered to similarly situated, existing employees of Buyer. For all purposes other than benefit accruals and salary credit service under the cash balance retirement plan and post-retirement medical and life insurance benefits, Buyer will recognize any prior service with the Company or a Selling Subsidiary of any Employee to the extent that it would have been recognized under the applicable Company Employee Benefits Plans as if it had been service with Buyer, including without limitation for the purposes of determining: (i) eligibility for participation and vesting, but not benefit accruals or salary credit service, under Buyer's cash balance retirement plan;
(ii) eligibility for participation and vesting under Buyer's 401(k) and employee stock purchase plans and under any stock-based compensation or incentive plan;
(iii) eligibility for participation in Buyer's medical, dental insurance and other similar benefits, but not for purposes of post-retirement medical and life insurance benefits; (iv) eligibility and calculation of benefit amounts under Buyer's severance plan or plans (subject to adjustments, which adjustments shall, however, not result in any reduction to severance benefits payable, all as provided for in Schedule 6.08(b)(1)); (v) calculation of vacation and personal day entitlement based upon years of service; (vi) eligibility and calculation of benefits under service award programs and Reserve Training benefits; (vii) eligibility to participate in Buyer's job posting program; and
(viii) eligibility and calculation of leaves of absence and time off for personal emergency and death in the immediate family and amount of pay while on a leave of absence or time off.

                           (2) Buyer agrees that it shall assume the Company's
payment obligations with respect to and shall pay the aggregate benefits payable under the terms of the letter agreements issued by the Company in 2000 as set forth in Schedule 6.08(b)(2).

                           (3) Buyer agrees that any pre-existing condition
clause in any of Buyer's health insurance policies or programs shall not be applicable to any Employees; provided, that such Employees elect to enroll for coverage under such policies or programs within the designated period following the date on which they become employees of Buyer. The Company and the Selling Subsidiaries acknowledge that the waiver of the pre-existing condition clause does not mean Buyer's health insurance policies or programs provide coverage for every existing condition. If any Employees elect coverage under Buyer's long term disability insurance policy (the "LTD policy") immediately following their date(s) of hire, the coverage of such Employees shall be subject to the transfer provision of the LTD policy; but only if such Employees were covered by the Company's or the Selling Subsidiary's long term disability insurance policy on the date immediately preceding their hire date(s) by Buyer. By way of explanation, this means upon a disability of any such Employees that (1) the issuer of the LTD policy will first apply the pre-existing condition clause of the LTD policy, and (2) if no benefit is payable because of the application of that clause, such issuer will then apply the pre-existing condition clause under the Company's or the Selling Subsidiary's long term disability policy to determine if a benefit would have been payable under that policy. If under clause (2) a benefit would have been payable, the LTD policy will pay a benefit, but such benefit shall be no greater than that payable under the Company's or the Selling Subsidiary's long term disability policy. Buyer shall be responsible for all "Continuation Coverage" and COBRA notification for Employees who elect medical coverage in its medical plan or program following their respective date(s) of hire.

                           (4)(i) Except as is otherwise specifically provided
for in this Agreement or as set forth in Schedule 6.08(b)(1), the Company and the Selling Subsidiaries shall remain responsible for all employment and benefit related contractual liabilities or obligations with respect to Employees with respect to claims incurred or based on events, acts, omissions, conduct or course of conduct, including, but not limited to, WARN Act obligations, to the extent predominantly attributable to such Employees' employment, or termination thereof, with the Company or a Selling Subsidiary prior to the Employment Transfer Time.

                                (ii) Except as is otherwise specifically
provided for in this Agreement, Buyer shall be responsible for employment or benefit related contractual liabilities or obligations with respect to all Employees with respect to claims incurred or based on events, acts, omissions, conduct or course of conduct, to the extent predominantly attributable to such Employee's employment with Buyer after the Employment Transfer Time or with respect to obligations specifically assumed by Buyer under this Agreement. Notwithstanding the foregoing, the Company or the Selling Subsidiaries, as the case may be, shall remain responsible for all benefits accrued under (or claims against) the Company's Employee Benefit Plans. Buyer shall not, except as otherwise specifically provided in this Agreement, at any time assume any liability for the benefits of any active or any terminated, vested or retired participant in the retirement plans of the Company or the Selling Subsidiaries.

                                (A) With respect to the Advanta Corp. Employee
Savings Plan (the "Savings Plan"), the Company shall, consistent with the terms of the Savings Plan and applicable law, make lump sum distributions available to Employees, and provide such Employees with appropriate information and forms so as to permit them to elect to transfer their account balances to a defined contribution plan of the Buyer (the "Buyer's Plan"). Buyer agrees that it shall permit, and shall cause Buyer's Plan to permit, the transfer of such lump sum distribution directly to Buyer's Plan, and shall accept, as part of such transfer, the portion of any such Employees' account balance(s) that consist of a participant loan, and shall continue to treat each such participant loan in a manner that is consistent with the terms of the documentation for such loan. Buyer and the Company shall cooperate so as to cause such elective transfer to occur without, to the extent possible, causing any outstanding loans of electing Employees to go into default. The Company and Buyer shall cooperate in all matters related to such transfer, including making appropriate amendments to the plans involved. All liabilities for the provision of retirement benefits to any Employees under the Savings Plan shall, upon such transfer of a Savings Plan account balance otherwise held for the benefit of such Employees, thereafter be assumed and provided under the Buyer's Plan.

                                (B) The Company shall pay (including, without
limitation, by issuance or vesting of stock) to Employees all amounts payable under the Company's bonus plans or arrangements (determined by the Company in accordance with the provisions of such bonus plans or arrangements) with respect to the Employees' employment by the Company or a Selling Subsidiary for the year 2000 and shall also similarly pay all Employees a proportionate amount of any amounts payable under such plans or arrangements with respect to the portion of the year 2001, if any, during which such Employees remained employed by the Company or a Selling Subsidiary. The proportionate amount referred to in the preceding sentence shall be determined by reference to the provisions of such plan or arrangement and shall take into account the relationship of the portion of the year 2001 during which such Employees remained employed by the Company to the full year 2001. The Company shall pay all such amounts (including by issuance or vesting of stock) pursuant to this Section 6.08(b)(4)(B) on or about the time the Company otherwise makes payments under such plans or arrangements to its continuing employees.

                  (c) Employee Records. After Closing, the parties hereto will cooperate with each other in the administration of all applicable employee compensation and benefit plans relating to the Employees.

                  (d) No Third Party Beneficiaries; No Buyer Limitations. Nothing expressed or implied in this Section 6.08 shall create any third party beneficiary or other rights in any Employees in respect of continued employment with the Company, the Selling Subsidiaries, Buyer or any of their respective Affiliates or with respect to any benefits that may be provided, directly or indirectly, from the Company or under any benefit plans or arrangements of Buyer. Additionally, notwithstanding anything contained herein to the contrary, no provision of this Agreement shall constitute a limitation on rights to amend, modify or terminate, after the Closing Date, any specific plan or arrangement of the Company, Buyer or any of their respective Affiliates, except to the extent that this Agreement contains comparability requirements as to a type of plan, program, policy or arrangement that create such a limitation or such limitation is imposed under the terms of any plan or obligation expressly assumed by Buyer.

                  (e) Benefit Arrangements Through Closing.

                           (i) The Company and the Selling Subsidiaries shall
continue to make their Benefit Arrangements (as defined below), including, but not limited to medical, dental and the other welfare benefits plans, available to Employees up to the Employment Transfer Time, and benefits under the Benefit Arrangements shall be paid, or caused to be paid, consistent with past practice, with respect to claims by Employees and their dependents in accordance with the terms of the applicable Benefit Arrangements. "Benefit Arrangements" means any employment, severance or similar contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, Paid Time Off, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits).

                           (ii) In accordance with Buyer's obligations to make
benefits available to Employees in the manner set forth in Section 6.08(b)(1), Buyer shall make such benefits available to Employees as of the Employment Transfer Time and in accordance with the terms and conditions, including eligibility conditions, of Buyer's benefit plans, policies or practices.

                  (f) Stock Incentives, Stock Options and Bonus Arrangement. The Company may, but is not required to, amend or modify any applicable stock incentive, stock option or bonus plans, arrangements and/or grant documents so as to provide for treatment of Employees that is not specifically prohibited under the terms of this Section 6.08.

                  (g) Executive Deferral Plan. The Company may, but is not required to, amend the Advanta Corp. Executive Deferral Plan (the "Deferral Plan") to the extent necessary to provide that participants in the Deferral Plan who are or become Employees may elect to be treated as not having terminated employment for purposes of the distribution of benefits under the Deferral Plan until such time as the electing participants terminate their employment with Buyer, or an Affiliate of Buyer. The Company shall provide for the distribution of plan benefits to Employees who have not made such an election in the form of a single lump sum distribution or in such other manner as may be permitted under the terms of the Deferral Plan.

                  (h) Notice to Employees. The Company shall give notice to Employees that all coverages and accruals previously provided under the Company Employee Benefit Plans established or maintained by the Company for current and former Employees of the Company will terminate with respect to Employees as of the Closing Date, except that (i) Employees with vested accrued benefits under any employee pension benefit plan shall retain such accrued benefits, and (ii) the Company Employee Benefit Plans shall continue to pay benefits with respect to claims incurred before the Closing Date and payable under the terms of the applicable plan or coverage.

                  (i) Vesting of Employees. The Company shall, and will cause the Selling Subsidiaries to, as of the Closing Date (or as of such later date as may be applicable) (i) vest Employees in their accrued benefits under the Company's or its Affiliate's retirement plan and 401(k) plan (whether or not qualified); (ii) vest Employees in all stock based awards through the Closing Date to the extent provided for under the applicable plan or award; (iii) subject to Employees submitting requisite documentation to the Company, pay to such Employees, to the extent provided for under the applicable benefit program, as soon as practicable the amount of any educational assistance benefit for any class in which such Employees are enrolled prior to the Closing Date or for which such Employees have received approval to enroll prior to the

Closing Date; and (iv) pay to such Employees the value of any Paid Time Off benefits unused and carried over from prior years (to the extent permitted under the Company's Paid Time Off policy as in effect on the Closing Date) or accrued but unused Paid Time Off to the extent required by law.

         SECTION 6.09  Tax Reporting and Transfer Taxes.

                  (a) All state and local transfer, sales and use, notarial or similar taxes or fees arising from or relating to the transactions contemplated by this Agreement shall be borne by the party that is legally responsible therefor.

                  (b) Buyer, the Company and the Selling Subsidiaries agree that Buyer, as agent for the Company and the Selling Subsidiaries, shall be responsible for the filing of any tax information return and the mailing of any related notice, including filings related to interest received from borrowers (IRS Form 1098) for all transactions in the period commencing January 1, 2001. The Company and the Selling Subsidiaries shall provide Buyer with complete and accurate records of all interest received for all periods up to and including the Closing Date. In addition, Buyer, the Company and the Selling Subsidiaries shall cooperate in the timely preparation of all other Tax Returns relating to the Business the due date of which is after the Closing Date, including, but not limited to, Tax Returns under Sections 1441-1446 of the Code, Sections 6031-6060 of the Code, the regulations thereunder and any comparable foreign, state and local laws and regulations.

         SECTION 6.10 Real Estate Matters. The Ridgeview Property will be leased to Buyer pursuant to the Ridgeview Lease, substantially in the form of Exhibit G hereto, at market rental rates to be mutually agreed upon by Buyer and the Company, and subject to only the Permitted Liens to the extent valid and enforceable. Except to the extent that the same are to continue to be paid by the Company pursuant to the terms of the Ridgeview Lease, real estate taxes, water and sewer rents, common area maintenance charges, rent, utility charges and other sums paid or payable with respect to the Ridgeview Property and other items customarily apportioned in the jurisdiction in which the real estate is situated shall be apportioned pro rata between the Company and Buyer on a per diem basis as of the close of business on the Closing Date, to the extent not reflected in the Closing Daily Balance Sheet, and shall be paid thereafter pursuant to the terms of the Ridgeview Lease. The rights of the Company, the Selling Subsidiaries and their Affiliates under leases listed in Section 4.13(b) of the Company Disclosure Schedule will be assigned to and assumed by Buyer pursuant to a Bill of Sale and General Assignment and an Assumption Agreement in the forms attached hereto as Exhibits E and I or such other form on commercially reasonable terms as the parties shall mutually agree to and which shall be acceptable to the landlords under the various leases. Rents and other amounts paid or payable under the leases or subleases listed in Section 4.13(b) of the Company Disclosure Schedule will be apportioned pro rata between the Company and Buyer on a per diem basis as of the close of business on the Closing Date to the extent not reflected in the Closing Balance Sheet. Buyer and

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the Company will cooperate to obtain consents from landlords to assignments of leases included in Company Contracts and Buyer shall replace the Company, or any Affiliate, as the guarantor under any Guarantees of leases included in Schedule 6.17.

         SECTION 6.11 Fulfillment of Conditions. Prior to the Closing, each party will, and the Company will cause the Selling Subsidiaries to, execute and deliver at the Closing each Ancillary Agreement that is required hereby to be executed and delivered by such party as a condition to the Closing. The parties shall negotiate in good faith on commercially reasonable terms the form, of any other agreements and documents required to be executed and delivered at Closing.

         SECTION 6.12 Actions of Affiliates. Each party hereto hereby agrees that it will use its commercially reasonable efforts to cause its regulated Affiliates, subject to the Regulatory Agreements and all applicable regulatory requirements, and will cause its other Affiliates (including, without limitation in each case, as applicable, the Selling Subsidiaries) to take any and all such actions (as sole shareholder or otherwise) as they are required to take pursuant to the provisions of this Agreement.

         SECTION 6.13 Supplements to Schedules. Through and including the Closing Date, each of the Company and Buyer shall promptly (but limited to once per month unless such modification would reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement) supplement or, amend or otherwise modify its applicable Disclosure Schedule with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement or at the Closing Date, would have been required to be set forth or described in such Schedules. Any such modifications shall be provided by the modifying party directly to the general counsel of the other party (or any other party designed by such general counsel in writing) in a manner sufficient to clearly identify the modifications from the schedules existing on the date of execution of this Agreement. The receiving general counsel shall provide written acknowledgment of the receipt of any such modifications.

         SECTION 6.14 Non-Competition and Non-Solicitation.

                  (a) During the period beginning as of the close of business on the Closing Date and ending on the fifth anniversary thereof, neither the Company nor any of its Subsidiaries shall, directly or indirectly, engage in the business of originating, marketing, servicing or subservicing, purchasing, selling and securitizing residential mortgage loans, which business is in competition with the Business; provided however, that none of the following shall violate this Section 6.14: (i) ownership by the Company or any of its Subsidiaries of less than 5% of the outstanding voting stock of any publicly traded or privately held corporation or other Person which is in direct competition with the Business, (ii) the Company or any of its Subsidiaries providing (A) services or products (which services and products are not of a type primarily related to the business of originating, marketing, servicing or subservicing, purchasing, selling

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and securitizing residential mortgage loans and other secured home equity mortgage loan products) to any Person that is in direct or indirect competition with the Business, including without limitation an entity that provides services or products to Buyer or any such Person, or (B) services and products that are of a type primarily related to the business of originating, marketing, servicing or subservicing, purchasing, selling and securitizing residential mortgage loans and other secured home equity mortgage loan products but only to the extent such services or products are set forth on Section 4.19 of the Company Disclosure
Schedule in paragraphs 7 through 14 under "Technology Shared Services/Information Technology/Intellectual Property," relate to the Corporate Finance Agreements or relate to the Insurance Agreements or Relationships and Other Assets set forth on Annex A to Section 4.19 of the Company Disclosure Schedule and to the extent that such services and products do not incorporate the Assets or the Assumed Liabilities, (iii) the Company granting a license to use the Advanta name or an Advanta mark, with or without royalties, to any Person for any use, other than use in the business of originating, marketing, servicing or subservicing, purchasing, selling and securitizing residential mortgage loans, in direct or indirect competition with the Business, or (iv) providing services or products to Buyer or its Affiliates pursuant to the Ancillary Agreements or as otherwise contemplated by this Agreement.

                  (b) (i) For the period beginning as of the close of business on the Closing Date and ending on the second anniversary thereof, neither the Company nor any of its Subsidiaries shall, directly or indirectly, employ, solicit for employment, or induce to terminate employment with Buyer or any of its Subsidiaries, any Employee (as defined in Section I(b) of Section 4.14(a)(1) of the Company Disclosure Schedule) employed by Buyer or any of its Subsidiaries then or within the preceding six months; provided, however, that the covenants set forth in this Section 6.14(b) shall not apply to any Employee who has been terminated by Buyer or any of its Subsidiaries, and, further provided, that any solicitation by the Company and its Subsidiaries of Persons pursuant to the use of any general advertisements or general solicitations, including, without limitation, through the use of newspaper or trade journal advertisements, radio advertisements or executive search firms, shall not be deemed to violate the covenants set forth in this Section 6.14(b), as long as such general advertisements, solicitations and search firms are not specifically directed to Employees employed by Buyer or any of its Subsidiaries. The exceptions to solicitation and inducement restrictions noted in the immediately preceding sentence are not exceptions to the hiring restriction set forth in this Section 6.14(b)(i).

                      (ii) For the period beginning as of the close of business on the Closing Date and ending on the second anniversary thereof, Buyer shall not, directly or indirectly, employ, solicit for employment, or induce to terminate employment with the Company or any of its Subsidiaries, any employee who is employed by Company or any of its Subsidiaries in collections, decision support or marketing as of the Closing Date and is then or within the preceding six months employed by the Company or any of its Subsidiaries in collections, decision support or marketing; provided, however, that the covenants set forth in this Section

6.14(b)(ii) shall not apply to any such employee who has been terminated by the Company or any of its Affiliates or to any solicitation by Buyer of Persons pursuant to the use of any general advertisements or general solicitations, including, without limitation, through the use of newspaper or trade journal advertisements, radio advertisements or executive search firms, shall not be deemed to violate the covenants set forth in this Section 6.14(b)(ii), as long as such general advertisements, solicitations and search firms are not specifically directed to the foregoing employees. The exceptions to solicitation and inducement restrictions noted in the immediately preceding sentence are not exceptions to the hiring restrictions set forth in this Section 6.14(b)(ii).

                  (c) For the period beginning as of the close of business on the Closing Date and ending on the second anniversary thereof, neither the Company nor any of its Subsidiaries shall take any action that is intended to cause any client, customer or supplier of the Business to terminate its relationship with or cease doing business with Buyer or any of its Affiliates.

                  (d) For the period beginning as of the close of business on the Closing Date and ending on the second anniversary thereof, neither the Company nor any of its Subsidiaries shall, directly or indirectly, disclose (unless compelled or required by law, regulation, regulatory authority or judicial or administrative process) or use for a purpose that is prohibited under Section 6.14(a) hereof any confidential information of a type primarily relating to the Business ("Confidential Business Information"). Notwithstanding the foregoing, "Confidential Business Information" shall not include information or material which: (i) are identified in Section 4.19 of the Company Disclosure Schedule to the extent that such information or material does not incorporate the Assets or the Assumed Liabilities; (ii) is or becomes generally available to or known by the public other than as a result of a disclosure by the Company and its Subsidiaries in violation of this Section 6.14(d); (iii) becomes available to or known by the Company or any of its Subsidiaries after the Closing Date from a person or entity who is not known by the Company or its Subsidiaries to be bound by a confidentiality agreement with the Buyer or its Affiliates or otherwise prohibited from transmitting such information to the Company and its Subsidiaries; and (iv) information, analyses, processes, methodologies and applications that are or may be used by the Company and its Subsidiaries as part of its ongoing businesses and any future business that the Company may enter without violating Section 6.14(a) hereof, including without limitation know how of continuing employees of the Company and its Subsidiaries, or any background rights of the Company and its Subsidiaries, to develop applications, inventions, models, software, methodologies, processes, or other intellectual property (even if any of the foregoing are similar to those comprising the Assets transferred to Buyer pursuant to this Agreement as part of the Business).

                  Notwithstanding anything to the contrary contained in this Agreement, the Company and its Subsidiaries shall be permitted to use Confidential Business Information in connection with liabilities of the Business that are not Assumed Liabilities, for purposes of: responding to, administering and processing any requests for information or inquiries from, or

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satisfying the requirements of any Banking Authority or other governmental or regulatory agency or authority; complying with any law, statute, rule or regulation; commencing, prosecuting, defending or settling any judicial or administrative claims or proceedings; preparing and filing tax returns and responding to tax and other audits; preparing and filing securities reports, disclosures and related documents; participating in the preparation of the Closing Balance Sheet and the resolutions of any disputes relating thereto; permitting or determining the performance of the covenants and other obligations of the Company and the Selling Subsidiaries required to be performed under this Agreement or any of the Ancillary Agreements; administering employee compensation and benefit plans; preparing financial statements of the Company and the Selling subsidiaries; or amending, renegotiating, terminating and complying with contracts excluded under Section 4.19 (provided that such Confidential Business Information is not used in violation of the provisions of
Section 6.14(a) above).

                  (e) For the period beginning as of the close of business on the Closing Date and ending on the fifth anniversary thereof , neither the Company nor any of its Subsidiaries shall directly or indirectly target or solicit the customers listed as mortgage customers on the loan servicing platforms for the owned, securitized and subserviced mortgage portfolios of the Company and the Selling Subsidiaries on the Closing Date (the "Mortgage Customer List") for any product; provided, however, that, so long as the Mortgage Customer List is not used in violation of this Section 6.14(e), nothing in this
Section 6.14(e) shall require the Company or any of its Subsidiaries to destroy any Mortgage Customer List that it may have in its possession (whether in hard copy, data file or otherwise) or, so long as the Mortgage Customer List, or an excerpt thereof, is not the source of the customer list, to sort or cull any customer list used by the other businesses of the Company and its Subsidiaries, and provided further, that promotions or other marketing activities that are not based on the Mortgage Customer List, or an excerpt thereof, including, without limitation, targeted marketing campaigns, marketing campaigns directed to the general public, telemarketing, internet-based and e- mail advertising campaigns, newspaper, radio and television advertisements that are not based on the Mortgage Customer List, or an excerpt thereof, shall not constitute solicitations under this Section 6.14(e).

                  (f) It is the intention of the parties that the provisions of this Section be enforced to the fullest extent permissible under the laws and policies of each jurisdiction in which enforcement may be sought, and that the unenforceability (or the modification to conform to such laws or policies) of any provisions of this Section shall not render unenforceable, or impair, the remainder of the provisions of this Section. Accordingly, if any provision of this Section shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall be deemed to apply only with respect to the operation of such provision in the particular jurisdiction in which such determination is made and not with respect to any other provision or jurisdiction. The parties hereto acknowledge and agree that any remedy at law for any breach of the provisions of this Section would be inadequate, and the parties, as applicable, hereby consent to the granting by any court of an injunction or other equitable relief, without the necessity of actual monetary loss being proved, in order that the breach or threatened breach of such provisions may be effectively restrained.

         SECTION 6.15 Access to Information.

                  (a) From and after the Closing Date, each party shall give the other party, its counsel, accountants and representatives, reasonable, prompt and timely access upon reasonable notice and during normal business hours to the properties, deeds, documents, contracts, books and records (including, without limitation, books of account and auditor's workpapers), electronic data, records, files, invoices and other data in its possession or within its control, in each case associated with, necessary to or used in the Business (or in connection with functions that related to the Business before the Closing Date that are set forth in Section 4.19 of the Company Disclosure Schedule), as conducted on or before the Closing Date and to its employees, all as may be reasonably requested by the other for the purposes of enabling the parties to:
(i) participate in the preparation of the Closing Balance Sheet and the resolution of any disputes relating thereto; (ii) permit or determine the performance of any covenants or other obligations required to be performed under this Agreement or any of the Ancillary Agreements after the Closing Date by the parties; (iii) administer all employee compensation and benefit plans; (iv) permit the preparation and filing of any Tax Return, financial statements, HMDA report or any other document required to be filed with any regulatory or governmental agency or authority; (v) comply with any law, statute, rule or regulation; (vi) amend, renegotiate, terminate and comply with contracts or agreements excluded under Section 4.19; and (vii) respond to, handle, commence, prosecute or dispose of any action, suit, proceeding, investigation or claim made by or against a party, or request for information by, any governmental or regulatory agency or any third party. Each party shall reasonably cooperate with the other, if requested, in connection with the foregoing. At the Closing, the Company and Buyer will enter into an information access agreement (the "Information Access Agreement"), on commercially reasonable terms and conditions mutually agreeable to the parties, that will provide, among other things, the procedures, terms and conditions for the parties to access information in accordance with the foregoing provisions.

                  (b) In connection with the preparation of the Closing Balance Sheet, each party shall direct the appropriate personnel employed by it or its Affiliates to provide all account reconciliations necessary to prepare the Closing Balance Sheet within 30 days of the Closing Date and to provide all reasonably requested financial information regarding the Business as promptly as practicable after the Closing Date, but in any event sufficiently promptly to permit the completion of the Closing Balance Sheet within the time requirements set forth in Section 1.05 hereof.

                  (c) Notwithstanding anything to the contrary contained in this Agreement, neither party shall be required to provide access to or to disclose information where such access or disclosure would, in the good faith opinion of its counsel, jeopardize the attorney-client

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privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements to the extent practicable under circumstances in which the restrictions of the immediately preceding sentence apply.

                  (d) In no event will Buyer or any of Buyer's Affiliates deny the Company or its Affiliates access to any information under this Section 6.15 on the basis of any limitations contained in the consumer privacy policies of Buyer and its Affiliates, as such policies may be adopted or amended from time to time; provided, however, that under all circumstances the parties shall comply with any procedures required by the Gramm Leach Bliley Act or other similar federal or state privacy laws governing access to information, and if any such law or laws would prevent either party from obtaining access to information directly, the parties hereto will make appropriate substitute disclosure arrangements.

         SECTION 6.16 Preservation of and Access to Books and Records. At the Closing, the Company and Buyer will enter into the Information Access Agreement which will provide, among other things, that from and after the Closing Date, Buyer and the Company will each own and control that portion of the stored and archived books, records and magnetic tapes relating to the Business as set forth in the Information Access Agreement, and will retain such books, records and magnetic tapes for the number of years specified therein. The Information Access Agreement will contain the procedures under which the parties will have access to the stored and archived books, records and magnetic tapes relating to the Business and set forth the division of the costs, expenses and fees relating to the storage of such items, the manner in which such books, records and magnetic tapes which are commingled with other items or matters not related to the Business will be stored and the manner in which the fees and expenses related to the storage and retrieval of all such items shall be paid.

         SECTION 6.17 Guarantees. Buyer and the Company shall cooperate to cause Buyer to replace the Company or any Affiliate thereof under the Guarantees listed as numbers 1 and 2 in Schedule 6.17 or to otherwise assume the obligations of the Company or any of its Affiliates under such guarantees from and after the Closing Date.

         SECTION 6.18  Information Technology Contracts.

                  (a) Company Information Technology Assets. On the Closing Date, as part of the sale of Assets in Section 1.01(a), the Company and the Selling Subsidiaries shall transfer or assign the Company Information Technology Assets and the Company Information Technology Contracts as and to the extent set forth on Schedules 6.18(a)-1 and 6.18(a)-2, respectively, (other than those Excluded Information Technology Contracts set forth on Schedule 6.18(a)-3 to Buyer. "Company Information Technology Assets" shall mean the material assets with respect to information technology used or held for use in the operation of

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the Business. Schedules 6.18(a)-1 and 6.18(a)-2 set forth the Company
Information Technology Assets, and the material agreement(s), if any, relating to each of the Company Information Technology Assets (such agreements, collectively, the "Company Information Technology Contracts").

                  (b) Information Technology Contract Consents; Buyer Cooperation. Buyer acknowledges that many of the Company Information Technology Assets and Company Information Technology Contracts require the consent of third parties as a condition to or in connection with the assignment or transfer to Buyer and the consummation of the other transactions contemplated by this Agreement. The parties shall use commercially reasonable efforts and shall cooperate with each other's reasonable requests for assistance to obtain any consents required as a condition to or in connection with the assignment or transfer of such Company Information Technology Assets and Company Information Technology Contracts to Buyer on or before the Closing Date. In addition,
Schedule 6.18(b) lists certain Company Information Technology Contracts which contain provisions requiring the Company and/or its Affiliates to satisfy minimum volume and/or purchase levels (the "Critical Information Technology Contracts"). Buyer shall cooperate with the Company to assist the Company in connection with renegotiating, amending and/or assigning such provisions of the Critical Information Technology Contracts consistent with the parties' rights and duties under Section 1.07.

                  (c) Reservation of Rights. Certain rights and interests of the Company or one or more of the Selling Subsidiaries in certain of the Company Intellectual Property and Company Information Technology Assets are excluded from this transaction and are not being transferred to the Buyer under the terms of this Agreement. These interests and rights to be excluded from the Assets and retained by the Company and/or one or more of the Selling Subsidiaries are set forth on Schedules 6.18(a)-3 and 6.18(c).

                  (d) Release of IP Addresses. Buyer covenants that within 180 days of Closing, Buyer will reprogram the hardware transferred to Buyer as part of this transaction, and take any other actions necessary to release all IP Addresses registered to the Company as listed on Schedule 6.18(d) and make them available for use by the Company. Buyer and the Company shall share equally in any out-of-pocket third party expenses in connection with this obligation.

         SECTION 6.19 Cooperation in Litigation.

                  (a) With respect to any liability that is not an Assumed Liability and subject to applicable legal requirements, Buyer agrees, at the Company's request, to take commercially reasonable actions necessary to make the specific Employees requested by the Company, or if such Employees are no longer employed by Buyer or no specific Employees are requested by the Company then employees who are knowledgeable with respect to the matter in question, available to the Company after the Closing Date in a manner that does not unreasonably interfere

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with the performance of their employment duties to Buyer with respect to any action, suit, proceeding or investigation to which the Company or a Selling Subsidiary or Affiliate is a party or is otherwise involved, whether commenced before or after the Closing Date ("Actions"). The Company agrees to reimburse Buyer for reasonable expenses incurred by Buyer in connection with requests by the Company pursuant to this Section 6.19(a).

                  (b) The Company and Buyer shall provide access to data, documentary evidence, and other information relating to an Action in accordance with Sections 6.15 and 6.16 hereof and the Information Access Agreement.

                  (c) With respect to any requests under Sections 6.19(a) and
(b) relating to Actions, the party requesting access to employees and/or information, as applicable, will specify in its request a reasonable time deadline for fulfilling the request and the other party shall exercise commercially reasonable efforts to respond to and fulfill the request not later than the specified time deadline.

         SECTION 6.20 Cooperation in Obtaining Consents and other Matters; Negotiation of Ancillary Agreements. Buyer shall use its commercially reasonable efforts to cooperate with the Company and assist the Company in obtaining all consents and approvals of any Persons required in connection with the assignment of Material Company Contracts and the Critical Information Technology Contracts and to renegotiate such Contracts. The parties shall use commercially reasonable efforts to negotiate the Ancillary Agreements upon commercially reasonable terms and conditions mutually agreeable to the parties within thirty (30) days of the execution of this Agreement.

         SECTION 6.21 Buyer Activities as Agent under the Corporate Finance Program Agreement. Buyer shall, after Closing hereunder, pursuant to an agreement on commercially reasonable terms mutually satisfactory to the parties as agreed upon prior to Closing (the "Corporate Finance Program Agreement"), perform all of the obligations of the Company and the Selling Subsidiaries under the Corporate Finance Agreements, including without limitation the security agreements (the "Multi-Party Security Agreements") and the mutual confidentiality agreements (the "Mutual Confidentiality Agreements"). Such obligations include, without limitation, the obligations with respect to the following: to make payments to the sellers under the Corporate Finance Agreements or their successors in interest (the "Sellers"); to service the mortgage loans sold subject to such agreements; to maintain reserves for the Sellers; to provide monthly reports and other information to the Sellers (including access to servicing and accounting records and personnel); to maintain confidentiality with respect to information related to the Sellers under the Mutual Confidentiality Agreements to the extent such obligations are enforceable against the Company or any Selling Subsidiaries; and the obligations not to solicit the mortgagors of mortgage loans sold subject to the Corporate Finance Agreements for refinancing (other than solicitations addressed to the general public), or to provide any list of such mortgagors to third parties for such purpose, to the extent such obligations are enforceable

                                      -71-
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against the Company or any Selling Subsidiaries. Any claim for indemnification under Article X of this Agreement arising out of the Corporate Finance Agreements or mortgage loans purchased by the Company or the Selling Subsidiaries from the Sellers under such Corporate Finance Agreements shall be net of any amounts subject to recovery with respect to the applicable Loss by offset under the Corporate Finance Agreements against amounts otherwise payable to such Sellers or their successors in interest as directed by the Company and the Selling Subsidiaries.

         SECTION 6.22 Obligation to Seek Reimbursement and/or Indemnification. From and after the Closing Date, Buyer and its Affiliates shall perform the obligations of the servicer or subservicer as set forth in the Servicing Agreements, including, without limitation, the obligation to make servicing and delinquency advances, manage litigation, cure documentation deficiencies and manage borrowers' defaults. Obligations which relate to the period prior to the Closing Date shall be performed to the extent required of the current servicer or current subservicer under the provisions of the applicable Servicing Agreements; provided, however, that neither Buyer nor its Affiliates assumes any liability for acts or omissions or alleged acts or omissions of the Company or its Affiliates on or prior to the Closing Date. In performing its obligations as servicer or subservicer under the Servicing Agreements, Buyer and its Affiliates will seek full recovery (including reimbursement for costs and expenses under the provisions of the applicable Servicing Agreements and indemnification in favor of servicer or subservicer for claims relating to servicing under the provisions of the applicable Servicing Agreements) as servicer or subservicer (including, where applicable, on behalf of the Company and the Selling Subsidiaries) to the extent reasonably permissible under the terms of the applicable Servicing Agreements. For the purpose of determining such obligations of Buyer and its Affiliates to perform the obligations of the servicer and to seek recovery, the obligations of the servicer and the recoverability with respect to loans owned by Buyer or its Affiliates as of the Closing Date (including Owned Loans and Off-Balance Sheet Loans) shall be determined pursuant to the applicable Servicing Agreements for mortgage loans owned by Buyer or its Affiliates as in effect immediately prior to the Closing Date. In the event that recovery is not reasonably permissible under the terms of the Servicing Agreements with respect to litigation, Buyer and its Affiliates shall have met the Litigation Threshold (as such term is defined in Section 10.03(c)) prior to seeking recovery against the Company under the terms of this Agreement.

         SECTION 6.23 [Intentionally omitted.]

         SECTION 6.24 Investor Accounts. The Company shall take such actions as are necessary so as to insure that, as of the Closing Date, there are no investor cash shortages, no non-recoverable advances of principal and interest, no non-recoverable advances on zero balance loans, and no outstanding checks greater than 180 days. The Company shall fund or Buyer shall pay 180 days after Closing the net unresolved aged items as of the Closing Date relating to: (a) reconciling items in suspense or clearing accounts greater than 30 days and (b) reconciling items greater than 90 days in custodial accounts. The Company shall fund or Buyer shall pay 60 days

                                      -72-
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after Closing the net unresolved aged items as of the Closing Date relating to:
aged manual advances and reconciling items on all remaining general ledger accounts greater than 120 days.

         SECTION 6.25 Letter Agreement. Prior to the Closing Date, the parties shall enter into a transaction for the sale of a substantial portion of the Owned Loans and the Off-Balance Sheet Loans pursuant to the terms set forth in that certain letter agreement dated of even date herewith, a copy of which is attached hereto as Schedule 6.25 (the "Letter Agreement"). The Letter Agreement provides for execution of a separate Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") which will be consummated prior to the Closing Date. Any Owned Loans or Off-Balance Sheet Loans that are not sold pursuant to the terms of the Mortgage Loan Purchase Agreement (collectively, the "Remaining Loans") shall be sold to Buyer as of the Closing Date pursuant to a separate mortgage loan purchase agreement to be executed as of the Closing Date with respect to the Remaining Loans and reflecting substantially the same terms and provisions as are set forth in the Mortgage Loan Purchase Agreement with the exception of pricing which will be the then current market pricing using the same pricing procedures (the "Remaining Loans Purchase Agreement"). The provisions for indemnification with respect to the Owned Loans and the Off-Balance Sheet Loans (including the Remaining Loans) shall be as set forth in the Mortgage Loan Purchase Agreement and the Remaining Loans Purchase Agreement and shall not be subject to the limitations to indemnification set forth in
Section 10.05(a). At Closing, any ARM holdback and document holdback under the Mortgage Loan Purchase Agreement and Remaining Loans Purchase Agreement shall be taken into account in the ARM Holdback and Document Holdback under the provisions of Sections 1.05(l) and 1.05(m) of this Agreement, respectively.

         SECTION 6.26 Closing Tape. The Company shall provide an updated magnetic computer tape as soon as same can be available after each month end occurring between the date of execution of this Agreement and the Closing Date, and again as of the Closing Date. With respect to the tape delivered on the Closing Date (the "Closing Tape"), the information contained in the fields of such Closing Tape set forth in Section 4.28 of the Company Disclosure Schedule:
(i) shall be true and correct in all material respects; (ii) shall be a true and correct copy of the information relating thereto contained in the loan servicing systems of the Company and the Selling Subsidiaries as of the date of such tape.

                                   ARTICLE VII
                      CERTAIN INSURANCE RELATED ACTIVITIES

         SECTION 7.01 Insurance. The parties agree that, with respect to ongoing programs of insurance provided to mortgage customers, Schedule 7.01(a) identifies agreements, relationships, and other assets to be transferred to, and obligations to be assumed by, Buyer. The parties agree that Buyer's responsibilities are limited to sub-servicing and administrative functions as specified on Schedule 7.01(b), and Buyer assumes no other liabilities or obligations with respect to programs (and accompanying agreements) listed on
Schedule 7.01(b). The parties further

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agree that, with respect to all programs of insurance included on Schedules
7.01(a) and 7.01(b), the Company shall retain all refund obligations for any commission payment paid to, and retained by, the Company, as of the Closing Date. The parties agree that, with respect to programs no longer offered to mortgage customers, Schedule 7.01(b) identifies the sub-servicing and administrative functions to be performed by Buyer. The parties further agree that Annex A to Section 4.19 of the Company Disclosure Schedule governs the insurance agreements, relationships, and other assets to be retained by the Company. Buyer shall, after Closing, perform the obligations set forth in
Schedule 7.01(b).

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

         SECTION 8.01 Conditions to the Company's Obligation to Close. The obligations of the Company and the Selling Subsidiaries to effect the sale of the Assets and the other transactions contemplated by the Agreement are subject to the satisfaction or waiver by the Company prior to or concurrently with the Closing of each of the following conditions:

                  (a) Buyer shall have performed in all material respects its agreements and covenants contained in or contemplated by this Agreement and the Ancillary Agreements which are required to be performed by it at or prior to the Closing;

                  (b) Each of the representations and warranties of Buyer set forth in this Agreement and the Ancillary Agreements shall be true and correct in all material respects (i) on and as of the date hereof as to the representations and warranties made at signing and (ii) on and as of the Closing Date as to the supplements to be provided at Closing under the provisions of
Section 6.13 (in each case representations and warranties that expressly speak only as of a specific date or time need only be true and correct as of such date and time, and where a specific date, as mutually agreed upon by the parties, is set forth in any particular Section of the Buyer Disclosure Schedule, such information need only be true and correct as of the date and time set forth in the Section of the Buyer Disclosure Schedule or in any supplement to the Buyer Disclosure Schedule, except to the extent such failures to be true and correct individually or in the aggregate would not have a material adverse effect on the transactions contemplated by this Agreement;

                  (c) No statute, rule or regulation shall have been enacted by any governmental authority of competent jurisdiction which prohibits the consummation of the purchase and sale of the Assets, the assumption of the Assumed Liabilities and the other transactions contemplated by this Agreement or any Ancillary Agreement;

                  (d) There shall be no order, judgment or decree of a United States Federal or state court of competent jurisdiction or other governmental or regulatory authority with competent jurisdiction in effect, precluding or making illegal consummation of the purchase and sale of the Assets, the assumption of the Assumed Liabilities and the other transactions contemplated by this Agreement or any material Ancillary Agreement;

                  (e) The Ancillary Agreements shall be on commercially reasonable terms and conditions mutually agreed upon by the parties and shall have been executed and delivered by the Company and the Selling Subsidiaries, as applicable;

                  (f) The Company shall have received a certificate signed on behalf of Buyer by an executive officer of Buyer, dated as of the Closing Date, to the effect that the conditions set forth in Sections 8.01(a) and 8.01(b) hereof have been satisfied;

                  (g) The Company shall have received a favorable opinion of counsel with respect to Buyer (a) as to its valid existence and good standing in the jurisdiction of its incorporation; (b) as to the due execution and delivery of the Agreement and the Ancillary Agreements; (c) that the execution, delivery and performance of the Agreement and the Ancillary Agreements by Buyer (i) are within its corporate power and authority, (ii) are authorized by all necessary corporate action, (iii) do not conflict with or breach its certificate of incorporation or by-laws, or any material federal, New Jersey or Delaware law and (iv) to such counsel's knowledge, do not require the consent or approval of any governmental authority which has not been obtained; and (d) that the Agreement and the Ancillary Agreements constitute legal, valid and binding obligations of Buyer, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency and similar laws and equitable principles affecting the enforcement of creditors' rights generally. Such opinion shall be subject to customary qualifications, limitations and assumptions and shall otherwise be in form mutually satisfactory to the parties. Such counsel may rely on the opinion of local counsel for matters of Delaware law;

                  (h) All filings with regulators and all regulatory and other approvals required to be made or obtained by the Company and its Selling Subsidiaries to consummate the transactions contemplated hereby and by the Ancillary Agreements, including, without limitation, approvals of the Bank Authorities for ANB and ABC to distribute to the Company and/or one or more of the Company's Subsidiaries (by way of dividend or otherwise) any and all proceeds of the sale of Assets under this Agreement and any other required approvals of the Bank Authorities, shall have been made and obtained, shall not be subject to the satisfaction of any condition required to be satisfied at or prior to Closing that has not been satisfied or waived, and shall remain in full force and effect, and all statutory waiting periods in respect thereof shall have expired; and no such approvals shall contain any conditions or restrictions which the Board of Directors of the Company reasonably determines in good faith are unsatisfactory;

                  (i) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of a majority of the votes entitled to be cast by the holders of the Class A Shares and the Class A Preferred Shares, voting together as a single class;

                  (j) All consents and approvals of any Persons required in connection with the assignment of the Material Company Contracts shall have been obtained in form mutually acceptable to the parties hereto in their commercially reasonable judgment and substantially in the form of Exhibit N hereto, or in a form on commercially reasonable terms mutually acceptable to the parties hereto, and renegotiations of the Critical Information Technology Contracts shall have been completed;

                  (k) There shall not have occurred and be existing a Buyer Material Adverse Change;

                  (l) The aggregate purchase price for the Owned Loans and Off-Balance Sheet Loans referred to in the Letter Agreement and the Mortgage Loan Purchase Agreement referred to therein between Buyer and Affiliates of the Company shall not be more than $10,000,000 lower than the amounts reflected as the purchase price for such loans in Exhibit B to the Letter Agreement (excluding reductions resulting from payoffs of such loans); and

                  (m) Any other conditions as set forth in Schedule 8.01(m) to this Agreement.

         SECTION 8.02 Conditions to Buyer's Obligation to Close. The obligations of Buyer to effect the purchase of the Assets and the assumption of the Assumed Liabilities and the other transactions contemplated by this Agreement are subject to the satisfaction or waiver by Buyer prior to or concurrently with the Closing of each of the following conditions:

                  (a) Each of the Company and the Selling Subsidiaries shall have performed in all material respects each of their agreements and covenants contained in or contemplated by this Agreement and the Ancillary Agreements which are required to be performed by them at or prior to the Closing;

                  (b) Each of the representations and warranties of the Company and the Selling Subsidiaries set forth in this Agreement and the Ancillary Agreements shall be true and correct in all material respects (i) on and as of the date hereof as to the representations and warranties made at signing and
(ii) on and as of the Closing Date as to the supplements to be provided at Closing under the provisions of Section 6.13 (in each case representations and warranties that expressly speak only as of a specific date or time need only be true and correct as of such date and time, and where a specific date, as mutually agreed upon by the parties, is set forth in any particular Section of the Company Disclosure Schedule such information need only be true and correct as of the date and time set forth in the Section of the Company Disclosure Schedule or in any supplement to the Company Disclosure Schedule), except to the extent such failures to be true and correct individually or in the aggregate would not have a material adverse effect on the transactions contemplated by this Agreement;

                  (c) All filings with regulators and all regulatory and other approvals required to be made or obtained by Buyer to consummate the transactions contemplated hereby and by the Ancillary Agreements, including, without limitation, the approvals listed in Schedule 8.02(c) and any required approvals of the Bank Authorities, shall have been made and obtained, shall not be subject to the satisfaction of any condition required to be satisfied at or prior to Closing that has not been satisfied or waived, and shall remain in full force and effect, and all statutory waiting periods in respect thereof shall have expired; and no such approvals shall contain any conditions or restrictions which the Board of Directors of Buyer reasonably determines in good faith are unsatisfactory;

                  (d) No statute, rule or regulation shall have been enacted by any governmental authority of competent jurisdiction which prohibits the consummation of the purchase and sale of the Assets, the assumption of the Assumed Liabilities and the other transactions contemplated by this Agreement or any material Ancillary Agreement;

                  (e) There shall be no order, judgment or decree of a United States Federal or state court of competent jurisdiction or other governmental or regulatory authority with competent jurisdiction in effect, precluding or making illegal consummation of the purchase and sale of the Assets, the assumption of the Assumed Liabilities and the other transactions contemplated by this Agreement or any Ancillary Agreement;

                  (f) The Ancillary Agreements shall be on commercially reasonable terms and conditions mutually agreed upon by the parties and shall have been executed and delivered by the Company and the Selling Subsidiaries, as applicable;

                  (g) Buyer shall have received a certificate signed on the Company's behalf by an executive officer of the Company, dated as of the Closing Date, to the effect that the conditions set forth in Sections 8.02(a) and 8.02(b) hereof have been satisfied;

                  (h) Buyer shall have received a favorable opinion of Wolf, Block, Schorr and Solis-Cohen LLP, counsel to the Company, with respect to the Company and each of the Selling Subsidiaries (a) as to its valid existence and good standing in the jurisdiction of its incorporation; (b) as to the due execution and delivery of the Agreement and the Ancillary Agreements; (c) that the execution, delivery and performance of the Agreement and the Ancillary Agreements by the Company and each of the Selling Subsidiaries (i) are within its corporate power and authority, (ii) are authorized by all necessary corporate action, (iii) do not conflict with or breach its certificate of incorporation or by-laws, or any material federal or Delaware law or other applicable law of the jurisdiction of organization of a Selling Subsidiary and
(iv) do not require the consent or approval of any governmental authority which has not been obtained; and (d) that the Agreement and the Ancillary Agreements constitute legal, valid and binding obligations of the Company and each of the Selling Subsidiaries, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency and similar laws and equitable principles affecting the enforcement of creditors' rights generally. Such opinion shall be subject to customary qualifications, limitations and assumptions and shall otherwise be in form mutually satisfactory to the parties. Such counsel may rely on opinions of local counsel for matters concerning the law of states other than Pennsylvania or Delaware.

                  (i) All consents and approvals of any Persons (other than that of Buyer or any Affiliate thereof) required in connection with the assignment of the Material Company Contracts shall have been obtained in form mutually acceptable to the parties hereto in their commercially reasonable judgment substantially in the form of Exhibit N hereto or in a form on commercially reasonable terms mutually acceptable to the parties hereto, and renegotiations of the Critical Information Technology contracts shall have been completed;

                  (j) This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the Class A Shares and the Class A Preferred Shares, voting together as a single class;

                  (k) Any other conditions as set forth in Schedule 8.02(k) to this Agreement;

                  (l) There shall have not occurred and be existing a Material Adverse Change;

                  (m) There shall not be a declared monetary event of default or a declared non-monetary event of default (as such term is defined in the applicable document) on the part of a Selling Subsidiary which has not been waived or cured under any Company-Sponsored Mortgage Loan Securitization Transaction and which would permit termination of such Selling Subsidiary as servicer on account of such event of default ; and

                  (n) The aggregate dollar amount of the unpaid principal balance of loans with payment delinquencies of 30 days or more in the term securitization transactions consisting of the Company-Sponsored Mortgage Loan Securitization Transactions shall not have increased by more than 25% during the period commencing with December 31, 2000 and ending as of the end of the calendar month immediately preceding the Closing.

                                   ARTICLE IX
                         TERMINATION; AMENDMENTS; WAIVER

         SECTION 9.01 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the
Closing:

                  (a) by mutual written consent of Buyer and the Company;

                  (b) by either Buyer or the Company if the transactions contemplated by this Agreement have not been consummated by March 31, 2001 (as such date may be extended by mutual agreement, the "Outside Termination Date");

                  (c) by either Buyer or the Company if any court of competent jurisdiction or other governmental body within the United States with competent jurisdiction shall have issued an order, decree or ruling or taken any other action in effect permanently restraining, enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement or any of the Ancillary Agreements, and such order, decree, ruling or other action shall have become final and nonappealable;

                  (d) by Buyer, if (i) Buyer shall discover that any representation or warranty made by the Company in this Agreement was untrue at the time such representation or warranty was made or (except for those representations and warranties made as of a particular date which need only be true and correct as of such date) shall not be true and correct as of the Closing Date (except where the failure to be so true and correct individually or in the aggregate would not have a material adverse effect on the transactions contemplated by this Agreement), provided that if any such failure to be so true and correct is capable of being cured prior to the Outside Termination Date, then Buyer may not terminate this Agreement under this paragraph (d) until the Outside Termination Date, and Buyer must provide notice to the Company, at or prior to the date originally scheduled for Closing by the Company specifying in reasonable detail the untruthfulness in the representations or warranties claimed by Buyer and in no event may Buyer terminate this Agreement under this paragraph (d) if such failure is corrected prior to the Outside Termination Date, or (ii) there shall have been a breach of any covenant or agreement on the part of the Company or any Selling Subsidiary under this Agreement resulting in a material adverse effect on the Assets, which shall not be capable of being cured prior to Outside Termination Date; or

                  (e) by the Company, if (i) the Company shall discover that any representation or warranty made by Buyer in this Agreement was untrue at the time such representation or warranty was made or (except for those representations and warranties made as of a particular date which need only be true and correct as of such date) shall not be true and correct as of the Closing Date (except where the failure to be so true and correct would not have a material adverse effect on the transactions contemplated by this Agreement or materially adversely affect, or materially delay, the consummation of the transactions contemplated by this Agreement), provided that if any such failure to be so true and correct is capable of being cured prior to the Outside Termination Date, then the Company may not terminate this Agreement under this paragraph (e) until the Outside Termination Date, and the Company must provide notice to Buyer, at or prior to the date originally scheduled for closing by the Company specifying in reasonable detail the untruthfulness in the representations and warranties claimed by the Company, and in no event may the Company terminate this Agreement under this paragraph (e) if such failure is corrected prior to the Outside Termination Date or (ii) there shall have been a material breach of any covenant or agreement in this Agreement on the part of Buyer which shall not be capable of being cured prior to the Outside Termination Date.

         SECTION 9.02 Effect of Termination.

                  (a) In the event of the termination and abandonment of this Agreement pursuant to Section 9.01 hereof, this Agreement shall forthwith become void, without liability on the part of any Person except as provided in Sections 6.03(b) 9.02(b) and 11.09 provided, however, that termination will not relieve a party in breach of this Agreement from liability for any willful breach of this Agreement giving rise to such termination.

                  (b) In the event that any person or group shall propose an Alternative Acquisition and thereafter this Agreement is terminated for any other reason (other than by reason of the breach of this Agreement by Buyer) and a definitive agreement with respect to such Alternative Acquisition is executed within one year after such termination, then the Company shall pay to Buyer, by wire transfer of same day funds, within two Business Days after such amount becomes due, a termination fee of $1,000,000.

         SECTION 9.03 Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties to this Agreement.

         SECTION 9.04 Extension; Waiver. At any time prior to the Closing, the parties hereto, by action taken by or on behalf of the respective Boards of Directors of the Company and Buyer, may (i) extend the time for the performance of any of the obligations or other acts of any other applicable party hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein by any other party or in any document, certificate or writing delivered pursuant hereto by any other applicable party or (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of any other party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

                                    ARTICLE X
                                 INDEMNIFICATION

         SECTION 10.01 Indemnification by the Company.

                  (a) The Company shall indemnify and hold Buyer and its respective officers, directors, employees, agents and Affiliates (together, the "Buyer Indemnified Persons") harmless from and against any Losses suffered, incurred or sustained by Buyer or any Buyer Indemnified Persons:

                           (1)      resulting or arising from any breach of any
representation or warranty on the part of the Company or any Selling Subsidiary under this Agreement whether or not related to the Assumed Liabilities;

                           (2)      resulting or arising from any breach or
nonfulfillment of any covenant or agreement to be performed by the Company or any Selling Subsidiary under this Agreement whether or not related to the Assumed Liabilities; and

                           (3)      resulting or arising from any liability
relating to the acts, omissions or obligations of the Company or any Selling Subsidiary on or prior to the Closing Date relating to the Business or the operations thereof (including matters set forth in Section 4.19 of the Company Disclosure Schedule) which is not an Assumed Liability.

                  (b) Any and all Losses referred to in this Section 10.01 shall be computed on a net basis, after taking into account any amounts received by any Buyer Indemnified Person or any Affiliate thereof under any insurance policies, any tax deductions taken or other tax benefits received by any of them as a result of such Losses. The Buyer Indemnified Persons shall exercise commercially reasonable good faith pursue all available insurance recoveries or insurance claims.

                  (c) For purposes of recovery under the indemnification set forth in this Section 10.01, references or qualifications in the representations and warranties set forth in this Agreement as to Knowledge shall be disregarded and shall not apply.

         SECTION 10.02 Indemnification by Buyer.

                  (a) Buyer shall indemnify and hold the Company and the Selling Subsidiaries and their respective officers, directors, employees, agents and Affiliates (together, the "Company Indemnified Persons") harmless from and against any Losses suffered, incurred or sustained by the Company or any Selling Subsidiary or any Company Indemnified Persons:

                           (1)      resulting or arising from any breach of any
representation or warranty on the part of Buyer under this Agreement;

                           (2)      resulting or arising from any breach of any
covenant or agreement on the part of Buyer; and

                           (3)      resulting or arising from any Assumed
Liability.

                  (b) Any and all Losses referred to in this Section 10.02 shall be computed on a net basis, after taking into account any amounts received by the Company or any Selling Subsidiary under any insurance policies and any tax deductions taken or other tax benefits received to any of them as a result of such Losses. The Company and each Selling Subsidiary shall exercise commercially reasonable good faith efforts to pursue all available insurance recoveries or insurance claims.

                  (c) For purposes of recovery under the indemnification set forth in this Section 10.02, references or qualifications in the representations and warranties set forth in this Agreement as to Knowledge shall be disregarded and shall not apply.

         SECTION 10.03 Litigation Management.

                  (a) Neither Buyer nor any of its Affiliates have assumed from the Company or any Selling Subsidiary any liability for any litigation arising before or after the Closing Date and relating to events occurring prior to the Closing Date with the exception of Assumed Litigation.

                  (b) The Company shall manage the defense and ultimate resolution of any litigation which is not Assumed Litigation or subject to the Litigation Management Agreement but the Company shall not, without Buyer's prior written consent (which consent shall not be unreasonably withheld or delayed), compromise any claim or consent to entry of any judgment with respect to any Company managed litigation which would (i) require Buyer or any of its Affiliates to take any action or refrain from taking any action (including payment of money or the taking of any action that would result in the diminution of the value of any Asset) (it being understood and agreed that this clause (i) shall not apply if the action to be taken involves solely the payment of monetary damages or other amounts for which the Company shall be responsible);
(ii) impose an injunction or other equitable relief upon Buyer or any of its Affiliates; or (iii) affirmatively admit any wrongdoing on the part of Buyer or any of its Affiliates unless the Company obtains for Buyer or any of its Affiliates, as an unconditional term of such settlement or compromise, the release by the claimant or plaintiff of Buyer or any of its Affiliates from all liability with respect thereto. In connection with any such settlement, compromise or consent, Company agrees to request an agreement from the adverse party or parties not to disclose the terms thereof. Buyer agrees to take all steps reasonably necessary in connection with such settlement or compromise.

                  (c) Buyer shall manage as servicer or subservicer under the applicable Servicing Agreements on behalf of the Company and the Selling Subsidiaries, the defense and ultimate resolution of the Buyer Managed Litigation pursuant to the Litigation Management Agreement to be negotiated between Buyer and the Company, which Litigation Management Agreement shall provide that, to the extent Buyer seeks full recovery to the extent reasonably permissible under the terms of the applicable Servicing Agreements, and does not receive recovery, Buyer will incur the first $1,000,000 of expenses in connection with such Buyer Managed Litigation (the "Litigation Threshold").

                  (d) The Company and Buyer shall enter into one or more joint defense agreements or other arrangements as necessary or appropriate to protect the attorney-client privilege as it applies to the Assumed Litigation, the Buyer Managed Litigation and any litigation arising out of the conduct of the Business by the Company and the Selling Subsidiaries prior to Closing. Nothing contained in this Agreement shall require Company, Buyer, or their respective Affiliates to waive the attorney-client privilege, provided that the Company and Buyer shall, and shall cause their respective Affiliates to use commercially reasonable best efforts to comply with the provisions of this Agreement in a manner that does not waive such privilege.

         SECTION 10.04 Requirement for Notice. In the event that any claim is asserted or action, suit, or proceeding is commenced against a party hereto or one of its officers, directors, employees, agents or Affiliates ("Indemnitee") which can reasonably be expected to result in any liability or indemnity being imposed on another party hereto ("Indemnitor"), Indemnitee shall promptly give notice thereof to Indemnitor. If Indemnitee fails to provide the notice with reasonable promptness after Indemnitee receives notice of such claim, Indemnitor will not be obligated to indemnify Indemnitee with respect to such claim to the extent (and only to the extent) that Indemnitor's ability to defend has been irreparably prejudiced by such failure of Indemnitee. Indemnitor then shall have the opportunity to defend such claim, action, suit or proceeding with counsel reasonably satisfactory to Indemnitee, if Indemnitor notifies Indemnitee within ten days of receipt of the notice referred to in the immediately preceding sentence that it will defend the claim, action, suit or proceeding, and that it will be responsible for all Losses from such claim, action, suit or proceeding, provided, however, that Indemnitee may at any time prior to the Indemnitor's delivery of the notice referred to in the third sentence of this Section 10.04, file any motion, answer or other pleadings or take any other action that Indemnitee reasonably believes to be necessary or appropriate to protect its interests. If Indemnitor agrees that it will be responsible for all Losses from such claim, action, suit or proceeding then Indemnitor shall have control of any defense or settlement (except that the consent of Indemnitee shall be required if Indemnitee is required to pay any amounts or take or refrain from taking any actions as a result of such settlement); and if Indemnitor accepts such defense and diligently defends or pursues a settlement, then, except as provided in the next sentence, Indemnitor shall not be liable to Indemnitee for any of Indemnitee's attorneys' fees, but Indemnitor's attorneys shall contemporaneously provide copies of all pleadings and correspondence relating to the claim, action, suit or proceeding to Indemnitee or its designee. Indemnitee may retain separate counsel to represent it in, but not control, any defense or settlement of any claim controlled by Indemnitor pursuant to this Section 10.04, and Indemnitee will bear its own costs and expenses with respect to such separate counsel, except that Indemnitor will pay the costs and expenses of such separate counsel if (x) in Indemnitee's good faith judgment, it is advisable, based on advice of counsel, for the Indemnitee to be represented by separate counsel because a conflict or potential conflict exists between Indemnitee and Indemnitor or (y) the named parties to such claim include both Indemnitee and Indemnitor and Indemnitee reasonably determines in good faith, based on advice of counsel, that defenses are available to it that are unavailable to Indemnitor. Notwithstanding the foregoing, Indemnitee may retain or take over the control of the defense or settlement of any claim the defense of which Indemnitor has elected to control if Indemnitee irrevocably waives its right to indemnity under this Article X with respect to such claim. If Indemnitor does not accept such defense within such ten day period or fails to diligently pursue it, (i) Indemnitee will have the right to defend the claim by all appropriate proceedings, which proceedings will be prosecuted by Indemnitee in good faith or will be settled at the discretion of Indemnitee; (ii) Indemnitor nevertheless shall have the opportunity at its sole cost and expense to participate in any negotiations with respect thereto and shall cooperate therein; (iii) Indemnitee shall have control of any defense; and (iv) Indemnitor shall also be responsible for all of Indemnitee's legal fees and expenses. Notwithstanding the foregoing: (x) no settlement of any claim as to which indemnification is required or may be sought hereunder shall be made without the consent of the Indemnitor, which consent shall not be unreasonably withheld, and (y) if Indemnitor accepted the defense of a claim, action, suit or proceeding and Indemnitor believes that Indemnitee is responsible for all or part of the Losses associated with such claim, action, suit or proceeding, then no settlement of such claim, action, suit or proceeding shall be made without the consent of Indemnitee, which consent shall not be unreasonably withheld.

         SECTION 10.05 Limitation on Indemnification.

                  (a) Notwithstanding anything to the contrary contained herein,
(i) neither the Company nor the Selling Subsidiaries shall have any obligation with respect to any indemnification payments pursuant to the provisions of
Section 10.01(a)(1), except to the extent that the aggregate indemnification obligations of the Company and the Selling Subsidiaries exceed $1,000,000 ("the Threshold Amount") in the aggregate, and the Company and the Selling Subsidiaries shall have no obligation with respect to the Threshold Amount, and
(ii) the indemnification provided for herein shall not cover, and in no event shall any party hereto be liable for, any consequential or incidental damages.

                  (b) Notwithstanding anything to the contrary contained herein,
(i) Buyer shall not have any obligation with respect to any indemnification payments pursuant to the provisions of Section 10.02(a)(1), except to the extent that the aggregate indemnification obligations of Buyer exceed the Threshold Amount in the aggregate, and Buyer shall have no obligation with respect to the Threshold Amount, and (ii) the indemnification provided herein shall not cover, and in no event shall any party hereto be liable for, any consequential or incidental damages.

                  (c) Matters for which Holdback Funds are used or are available in accordance with Sections 1.05(l) and 1.05(m) shall not be included in determining whether the Threshold Amount has been reached or exceeded. Buyer Indemnified Persons shall obtain payment from such Holdback Funds in accordance with Sections 1.05(l) and 1.05(m) before seeking recovery from the Company or the Selling Subsidiaries. Any claim for indemnification which is a claim

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under 10.01(a)(1) as well as 10.01(a)(3) shall result in liability to the
Company only after the Threshold Amount in 10.05(a) has been met.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.01 Survival of Representations and Warranties. All covenants, agreements, representations and warranties contained in this Agreement, including the schedules hereto shall survive the Closing and the consummation of the transactions contemplated by this Agreement, with the exception of:

         (i) Sections 4.03, 4.09, 4.11, 4.13, 4.15, 4.17, 4.28, 4.30, 4.33 and
4.37 hereof which shall survive the Closing for the shorter of the applicable statute of limitations period or three years;

         (ii) Sections 4.04, 4.06, 4.07, 4.22, 4.26, 4.27, 4.29, 4.31, 4.32,
4.39 and 4.40 hereof, which shall survive the Closing for the shorter of the applicable statute of limitations period or five years; and

         (iii) Sections 4.01, 4.02, 4.05, 4.08, 4.10, 4.12, 4.14, 4.18, 4.19,
4.20, 5.02 and 11.02 hereof, which shall survive the Closing for the applicable statute of limitations period.

Notwithstanding the foregoing, the parties hereto (including their permitted assigns) shall be entitled to indemnity under Article X (subject to the limitations on indemnity set forth therein) for any and all claims made to the party breaching such representation or warranty within the periods indicated above. The termination of any covenant, agreement, representation or warranty shall not affect any Person's right to prosecute to conclusion any claim made in writing as aforesaid (which describes such claim with reasonable specificity) prior to the termination of such covenant, agreement, representation or warranty.

         SECTION 11.02 Brokerage Fees and Commissions. Except for Salomon Smith Barney, (the fees of which will be paid by the Company), the Company hereby represents and warrants to Buyer with respect to the Company and its Affiliates, and Buyer hereby represents and warrants to the Company and its Affiliates with respect to Buyer and its Affiliates, that no Person is entitled as a result of actions by it or on its behalf to receive from the other, respectively, or any of their respective Subsidiaries or Affiliates, to any investment banking, brokerage or finder's fee or fees for financial consulting or advisory services in connection with this Agreement or the transactions contemplated hereby.

         SECTION 11.03 Entire Agreement; Assignment. This Agreement (including the Disclosure Schedules and the Ancillary Agreements) (a) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior disclosures, agreements and understandings, both written and oral (other than the Confidentiality Agreement referred to in Section 6.03(b) hereof to the extent set forth therein), among the parties or any of them with respect to the subject matter hereof, (b) shall be binding upon the parties hereto and their successors and permitted assigns and (c) shall not be assigned without the prior written consent of the other parties hereto, except that Buyer may assign any or all of its rights, interests or obligations hereunder (including, without limitations, rights under Article X) to (i) one or more Buyer Affiliates, provided that any such Buyer Affiliate agrees in writing to be bound by all of the terms, conditions and provisions contained herein, or (ii) any post-Closing purchaser of all or substantially all of the Assets, but in no event shall such assignment under clauses (i) or (ii) relieve Buyer of its obligations hereunder. Notwithstanding the foregoing, Buyer shall at Closing, assign its rights, interests and obligations in and with respect to: (A) the CMSR and other servicing Assets; (B) the Residual Assets; and (C) the insurance Assets and HELOCs, in each case to one or more of the Buyer Affiliates which are permitted legally and under the terms of Applicable Requirements to own and deal with such assets, or any successor by merger. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

         SECTION 11.04 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

         SECTION 11.05 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or by next business day courier to the respective parties as follows:

                  If to Buyer:

                  Chase Manhattan Mortgage Corporation
                  343 Thornall Street
                  Edison, NJ 08837
                  Attention:  Luke Hayden, Executive Vice President

                  with a copy to:

                  Chase Manhattan Mortgage Corporation
                  343 Thornall Street
                  Edison, NJ 08837
                  Attention:  Molly Sheehan, Senior Vice President and
                                  General Counsel

                  If to the Company or any Selling Subsidiary:

                  Advanta Corp.
                  Welsh and McKean Roads
                  Spring House, PA  19477
                  Attention:   William A. Rosoff
                               President and Vice Chairman of the Board

                  with a copy to:

                  Advanta Corp.
                  Welsh and McKean Roads
                  Spring House, PA  19477
                  Attention:   Elizabeth H. Mai, Esquire
                               Senior Vice President and General Counsel

                  with a copy to:

                  Wolf, Block, Schorr and Solis-Cohen LLP
                  1650 Arch Street
                  Philadelphia, Pennsylvania 19103
                  Attention: Jay A. Dubow, Esquire


or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or sent by facsimile transmission, or one day after delivery to a courier for next day delivery. Nothing in this Section 11.05 shall be deemed to constitute consent to the manner and address for service of process in connection with any legal proceeding (including litigation arising out of or in connection with this Agreement), which service shall be effected as required by applicable law.

         SECTION 11.06 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         SECTION 11.07 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning of interpretation of this Agreement.

         SECTION 11.08 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 11.09 Expenses. Except as otherwise specifically provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses; provided, however, that all costs and expenses (including transfer fees, consent fees and penalty fees) incurred in connection with the assignments of the Material Company Contracts and the Critical Information Technology Contracts shall be paid by the Company and all costs and expenses (including transfer fees, consent fees and penalty fees) incurred in connection with the assignment of any other contracts or agreements (including transfer fees, consent fees and penalty fees), and all recording fees, documentary stamps and sales taxes payable in connection with the purchase and sale of the Company owned real property and personal property, shall be paid solely by the Company, with all filing fees associated with the HSR filings which shall be paid solely by Buyer.

         SECTION 11.10 Third Party Beneficiaries. From and after the Closing hereunder, except for the rights of holders and obligees of interest bearing liabilities included in the Assumed Liabilities to performance of the obligations assumed by Buyer to pay such holders and obligees the amounts owed to them, this Agreement is not intended to, and does not, create any rights or benefits of any Person other than the parties hereto.

         SECTION 11.11 Construction; Interpretation. The parties hereby agree that any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived.

         SECTION 11.12 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed under seal on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                      CHASE MANHATTAN MORTGAGE
                                      CORPORATION


                                      By: /s/ Luke Hayden
                                         --------------------------------------
                                               Name: Luke Hayden
                                               Title: Executive Vice President
ATTEST:
 /s/ Dean B. Arnold
----------------------------------
Name: Dean B. Arnold
Title: Senior Vice President
       Strategic Planning &
       Corporate Development


                                      ADVANTA CORP.


                                      By: /s/ William A. Rosoff
                                         --------------------------------------
                                               Name: William A. Rosoff
                                               Title: President and Vice
                                                      Chairman of the Board

ATTEST:
 /s/ Liane Cohen
----------------------------------
Name: Liane Cohen
Title: Assistant Secretary

         The undersigned join in this Agreement solely for the purpose of agreeing, subject to the terms of this Agreement, to sell, transfer and assign those portions of the Assets owned by the undersigned in accordance with the terms of, and subject to the conditions contained in, this Agreement.

                                      ADVANTA NATIONAL BANK


                                      By: /s/ William A. Rosoff
                                         --------------------------------------
                                               Name: William A. Rosoff
                                               Title: President and Vice
                                                      Chairman of the Board

ATTEST:
 /s/ Liane Cohen
----------------------------------
Name: Liane Cohen
Title: Assistant Secretary


                                      ADVANTA BANK CORP.


                                      By: /s/ William A. Rosoff
                                         --------------------------------------
                                               Name: William A. Rosoff
                                               Title: President

ATTEST:
 /s/ Philip M. Browne
----------------------------------
Name: Philip M. Browne
Title: Chief Financial Officer

                                   SCHEDULE 1

                                     ASSETS


         (A) All assets reflected on the Closing Balance Sheet.

         (B) All other assets of the Company or the Selling Subsidiaries primarily or exclusively used or held for use in the Business, including without limitation all right, title and interest of the Company or the Selling Subsidiaries in, to or under:

                  (i) all books and records primarily or exclusively used or held for use in the Business or otherwise relating to the Assets (provided that the Company, to the extent required by law, may retain copies of all such books and records), including, but not limited to, customer lists and other customer information, supplier lists and other supplier information, existing books, records, manuals, documents, books of account, correspondence, account and credit reports, files, product files, literature, brochures, marketing plans and advertising material;

                  (ii) the Company Intellectual Property and the Company Information Technology Assets, excluding those rights and interests set forth on
Schedule 6.18(c), and all rights, privileges, and options thereunder primarily or exclusively relating or pertaining to the Business or the Assets;

                  (iii) all of the rights and interests of the Company and the Selling Subsidiaries accruing from and after the Closing Date (except that with respect to clause (B)(iii)(1) below such rights and interest shall include those accruing prior to, as well as from and after, the Closing Date) in the following:

                           (1) the mortgage loans and mortgage loan receivables
owned by the Company or any of the Selling Subsidiaries and any Off-Balance Sheet Loans and any Off- Balance Sheet Loans (including without limitation, the Owned Loans and the Off-Balance Sheet Loans), including all notes and other evidences of indebtedness and all rights of the Company and the Selling Subsidiaries to receive payments arising therefrom, whether held for sale or for investment, including all rights of the Company and the Selling Subsidiaries with respect to any third party collection procedures or any other actions or proceedings that have been commenced in connection therewith;

                           (2) all residual securities issued in the
Company-Sponsored Mortgage Loan Securitization Transactions owned by the Company or any of the Selling Subsidiaries, as set forth in Annex B to this Schedule 1, and all instruments evidencing the same, including all rights of the Company and the Selling Subsidiaries with respect to any third party collection procedures or any other actions and proceedings commenced in connection therewith;

                           (3) the Servicing Agreements listed in Annex C to
this Schedule 1, including, without limitation, all rights of the Company and the Selling Subsidiaries to servicing and delinquency advance receivables;

                           (4) the Pipeline Applications;

                           (5) the Insurance Pipeline;

                           (6) the Company Contracts set forth on Annex A to
this Schedule 1, including the Material Company Contracts and the Critical Information Technology Contracts, except to the extent that any portion of a Company Contract is excluded from the Assets under (E)(i) of this Schedule 1; and

                           (8) covenants of confidentiality and noncompetition,
if any, arising under the Company Contracts and benefits arising therefrom, to the extent transferable to Buyer.

Notwithstanding the foregoing, the Assets relating to the Corporate Finance Agreements shall be subject to the obligations under the Corporate Finance Program Agreement and the Corporate Service Agreements.

         (C) All rights of the Company and the Selling Subsidiaries arising from and after the Closing Date under the leases and subleases of real or personal property described in Schedule 4.13(b), together with any options to purchase the underlying property or improvements, and all other rights, subleases, licenses, permits, deposits and profits appurtenant or related thereto, including all security deposits on the Closing Balance Sheet that were deposited on behalf of the Company or a Selling Subsidiary (but with respect to the leases for the AFC branch offices, such leases shall in any event be included within this clause (C) to the extent that Buyer or any Buyer Affiliate continues, after Closing, operations of such branch office and/or purchases, as part of the Assets, the leasehold responsibilities thereon.

         (D) All furniture, fixtures, equipment, machinery and other tangible personal property described on Annex D to this Schedule 1.

         (E) Notwithstanding the foregoing or anything to the contrary contained in the Agreement, Assets shall not include the following:

                  (i)      the Excluded Assets set forth on Schedule 4.19;

                  (ii) All rights, privileges and options of the Company or any of the Selling Subsidiaries against third parties with respect to any liability that is not an Assumed Liability, whether accruing before, on or after the Closing Date, including, without limitation, any litigation or proceedings not assumed by Buyer.

                                   SCHEDULE 2
                               ASSUMED LIABILITIES


Assumed Liabilities shall include:

         I. All liabilities and obligations (fixed, contingent or otherwise) resulting from or arising out of the operation of the Business or ownership of the Assets after the Closing Date (except as otherwise specified below), relating to the following:

                  (A) Liabilities as reflected on the Closing Balance Sheet, whether arising before, on or after the Closing Date, but only up to, and not exceeding, the amount of such liabilities that are part of the Purchase Price calculations as set forth in Section 1.05(c)(iii)(B) of the Agreement, including any adjustments thereto made pursuant to the Closing Balance Sheet and any Final Post-Closing Adjustment.

                  (B) The obligations of the servicer or subservicer as set forth in the Servicing Agreements.

                  (C) All liabilities and other obligations under the Company Contracts, including the Material Company Contracts and Critical Information Technology Contracts, and any and all other leases, contracts and agreements assumed by the Buyer under the terms of this Agreement.

                  (D) The obligation to close and other obligations relating to the Pipeline Applications and the Insurance Pipeline in accordance with the terms of the commitments associated with such Pipeline Applications and Insurance Pipeline outstanding as of the Closing Date;

                  (E) All amounts payable existing as of or after the Closing Date with respect to Advanta Mortgage Acquisition Campaign 2001.1, as detailed in the expense pre-approval authorization forms and purchase orders appended thereto (and attached hereto as Annex D to Schedule 1), and any other marketing campaign primarily or exclusively relating to the Business which is engaged in after execution of this Agreement and prior to the Closing Date and which does not violate the terms of this Agreement.

                  (F) The obligation to pay 78% of the payment of approximately $740,000 due on October 25, 2001 under the Microsoft Enterprise Select Agreement dated October 25, 1999 between the Company and MSLI, LLC.

                  (G) The obligations referred to in Section 7.01(a) of the Company Disclosure Schedule.

         II. All liabilities and obligations (fixed, contingent, or otherwise) resulting from or arising out of the Assumed Litigation (but not any other litigation).

Except for the Assumed Liabilities listed above, Buyer and its Affiliates shall not assume and shall have no liability for any indebtedness, obligations or other liabilities of the Company or its Affiliates, including, without limitation, any undisclosed liabilities or any items disclosed in the Company Disclosure Schedule related to acts or omissions or alleged acts or omissions of the Company or its Affiliates on or prior to the Closing Date.

As to liabilities related to the acts or omissions or alleged acts or omissions of the Company or its Affiliates on or prior to the Closing Date, Buyer and its Affiliates shall perform obligations required as the then current servicer under the provisions of the applicable Servicing Agreements, but does not assume any liability for acts or omissions or alleged acts or omissions of the Company or its Affiliates on or prior to the Closing Date.

                              EXHIBIT/SCHEDULE LIST

Exhibits
Exhibit A         Form of Daily Balance Sheet
Exhibit B         September 30, 2000 Balance Sheet
Exhibit C         Form of Advanta Service Mark License and Domain Name Usage
                  Agreement
Exhibit D         Form of Information Access Agreement
Exhibit E         Form of Bill of Sale and General Assignment
Exhibit F         Form of Subservicing Agreement
Exhibit G         Form of Lease Agreement
Exhibit H         Form of Webby Software License Agreement
Exhibit I         Form of Assumption Agreement
Exhibit J         Form of Transitional Services Agreement
Exhibit K         [INTENTIONALLY OMITTED]
Exhibit L         Form of Litigation Management Agreement
Exhibit M         Form of Asset Leases as Described in
                  Schedule 1.05(c) (iii)(C)(2)
Exhibit N         Form of Consent Agreement
Exhibit O         Form of Corporate Finance Program Agreement

Schedules
Schedule 1                      Assets
Annex A to Schedule 1           Company Contracts
Exhibit 1 to Annex A            Company-Sponsored Mortgage Loan Securitization
                                Agreements
Exhibit 2 to Annex A            Marketing Campaigns POs
Annex B to Schedule 1           Company-Sponsored Mortgage Loan Securitizations
Annex C to Schedule 1           Servicing Agreements
Annex D to Schedule 1           Fixed Assets
Schedule 1.05(b)(1)             Arthur Andersen Arrangement Letter
Schedule 1.05(b)(2)             Form of Arthur Andersen Representation Letter of
                                Buyer and Company
Schedule 1.05(c)                Purchase Price Mechanism
Schedule 1.05(c)(i)             Form of Purchase Price Calculation
Schedule 1.05(c)(iii)(C)(1)     Purchase Price Adjustments for Fixed Assets
Schedule 1.05(c)(iii)(C)(2)     Fixed Assets to be Leased by Buyer
Schedule 1.05(c)(iii)(C)(3)     Contingent Purchases of Fixed Assets
Schedule 2                      Assumed Liabilities
Annex A to Schedule 2           Assumed Litigation
Annex B to Schedule 2           Buyer Managed Litigation
Section 4.01                    Selling Subsidiaries
Section 4.03(i)(x)              Increases in Salary, Wages or Other Compensation

Section 4.03(i)(y)              Establishment or Modification of Compensation
                                Arrangements
Section 4.03(i)(z)              Amendments and Modifications to Employee Benefit
                                Plans since June 30, 2000
Section 4.03(ii)                Physical Damage to Non-REO Property
Section 4.03(iii)(A)            Business Practices or Policy
Section 4.03(iii)(B)            Method for Allowances
Section 4.03(iv)                Disposition of Assets or Creation of Liens
Section 4.03(v)                 Amended or Modified Contracts
Section 4.03(vi)                Capital Expenditures or Commitments
Section 4.04(a)                 Loan Servicing Matters - Servicing Agreements
Section 4.04(b)                 Loan Servicing Matters - Insurance
Section 4.04(c)                 Loan Servicing Matters - Escrow Accounts
Section 4.05(a) & (b)           Securitization Matters
Section 4.05(c)                 Securitization Matters - Notices of Default
Section 4.06                    Consents and Approvals
Section 4.07                    Litigation
Section 4.08                    Title to Assets; Encumbrances
Section 4.09                    Business Licenses
Section 4.10(b)                 Registered and Pending Patents, Trademarks and
                                Copyrights
Section 4.10(b).1               Models
Section 4.10(c)                 Exceptions Regarding Company Intellectual
                                Property
Section 4.10(d)                 Intellectual Property Proceedings
Section 4.10(e)                 Personnel Rights to Intellectual Property
Section 4.11(a)(i)(x)           Non-compete Contracts of Company
Section 4.11(a)(i)(y)           Non-Compete Contracts of Individuals
Section 4.11(a)(ii)             JV Contracts Regarding Business
Section 4.11(a)(iii)            Contracts Relating to Disposition of Assets
Section 4.11(a)(iv)             Other Contracts
Section 4.11(b)                 Company Contract Violations
Section 4.11(c)                 Imperfections as to Material and Significant
                                Company Contracts
Section 4.12(b)(2)              Environmental Matters
Section 4.12(b)(7)              Environmental Reports
Section 4.13(a)                 Owned Real Estate
Section 4.13(a)(1)              Title Exceptions to Ridgeview Property
Section 4.13(a)(2)              Occupancy Rights for Ridgeview
Section 4.13(a)(3)              Ridgeview Options or Rights of First Refusal
Section 4.13(b)                 List of Leases
Section 4.13(c)                 Ridgeview Property Contracts
Section 4.14(a)(1)              Employee Information
Section 4.14(a)(2)              Employees Under Contract
Section 4.14(a)(3)              Material Impediments to Employment
Section 4.14(a)(4)              Non-Resident Visa Employees

Section 4.14(a)(5)              Compliance with Executive Order 11246
Section 4.14(a)(6)              Disciplinary Action
Section 4.14(a)(7)              CBAs
Section 4.14(a)(8)              COBRA Notices
Section 4.14(b)                 Employee Benefit Plans
Section 4.15(a)                 Union Activity
Section 4.15(b)                 Employees with Salaries Greater than 75K
Section 4.15(c)                 Agency Charges Related to Employment
Section 4.16                    Additional Reps and Warranties
Section 4.17(a)                 Affiliate Transactions
Section 4.17(b)                 Non Arms-length Affiliate Transactions
Section 4.18(a)                 Tax Liens
Section 4.18(b)                 Reserves for Tax Payments
Section 4.18(c)                 Tax Returns
Section 4.19                    Excluded Assets
Annex A to 4.19                 Insurance Agreements, Relationships and Other
                                Assets to be Retained by the Company
Section 4.20                    Disclosure Issues
Section 4.22                    Exceptions Regarding Balance Sheet
Section 4.27                    Compliance with Laws
Section 4.28                    Tape
Section 4.29                    Investor Requirements
Section 4.30                    Physical Damage/REO
Section 4.31                    Payment of Taxes/Flood Tracking
Section 4.32                    Loss Mitigation Agreements
Section 4.33                    Waivers/Releases
Section 4.40                    Accounts
Schedule 6.01(1)(A)(c)(i)       Schedule of Insurance
Schedule 6.01(1)(B)(2)(e)       Bonus Arrangements
Schedule 6.01(1)(B)(3)          Benefit Arrangements
Schedule 6.01(1)(B)(4)          Disposition of Assets
Schedule 6.01(1)(B)(5)          Acquisition of Assets
Schedule 6.01(1)(B)(6)          Employee Communications
Schedule 6.01(1)(B)(7)          Procedures for Access to Employees During
                                Transition
Schedule 6.01(1)(B)(8)          None
Schedule 6.08(b)(1)             Employee Benefits
Annex B to
  Schedule 6.08(b)(1)           Employee Deferral Plan Participants
Schedule 6.08(b)(2)             Letter Agreements
Schedule 6.17                   Guarantees
Schedule 6.18(a)-1              Company Information Technology Assets
Schedule 6.18(a)-2              Company Information Technology Contracts

Schedule 6.18(a)-3              Excluded Information Technology Contracts
Schedule 6.18(b)                Critical Information Technology Contracts
Schedule 6.18(c)                Reserved Company Intellectual Property and
                                Company Information Technology Assets
Schedule 6.18(d)                IP Addresses to be Released by Buyer
Schedule 6.25                   Letter Agreement
Schedule 7.01(a)                Insurance Agreements, Relationships, and Other
                                Assets to be Transferred to Buyer and
                                Obligations to be Assumed by Buyer
Schedule 7.01(b)                Insurance Sub-servicing and Administrative
                                Functions to be Performed by Buyer
Schedule 8.01(m)                Additional Conditions to the Company's
                                Obligation to Close
Schedule 8.02(c)                Regulatory Approvals
Schedule 8.02(k)                Additional Conditions to Buyer's Obligations to
                                Close
Schedule 11.03                  Buyer Affiliates

                                TABLE OF CONTENTS

                                                                          Page #

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                                       -i-

                                SCHEDULE 1.05(c)

SECTION I. RESIDUAL ASSETS. Buyer conducted an evaluation of certain residual assets as of June 30, 2000 based upon the Tape. The price to be paid by Buyer for the Residual Assets (as defined in this Schedule 1.05(c) and consisting of the assets listed in the general ledger accounts specified in the definition of Residual Asset Accounts) will, regardless of the amounts or balances in the general ledger accounts, be an amount equal to the sum of (i) the Spot Price for such Assets as of the applicable Closing Date indicated in the definition of Spot Price contained in this Schedule 1.05(c) and adjusted as set forth below plus (ii) the Swap Target Price for such Assets as of the applicable Closing Date indicated in the definition of Swap Target Price contained in this Schedule 1.05(c). The Spot Price for the Residual Assets referred to in the preceding sentence will be adjusted as of the applicable Closing Date based on the following:

                                    1.       A) If the Residual Cashflows
received are greater than the Target Cashflows as of the applicable Closing Date indicated in the definition of Target Cashflow contained in this Schedule 1.05(c), there will be a reduction of the Spot Price in an amount equal to the Residual Cashflows less the Target Cashflows. B) If the Residual Cashflows received by the Company and the Selling Subsidiaries are less than the Target Cashflows as of the applicable Closing Date indicated in the definition of Target Cashflow contained in this Schedule 1.05(c), there will be an increase to the Spot Price equal to the lesser of i) the Cashflow Buy-Up Cap for the related Closing Date, or ii) the product of (x) .65, and (y) the Target Cashflows less the Residual Cashflows.

                                    2.       On the Closing Date, to the extent
that the 90 Day Delinquency Percentage is not within the range between the lower band and the upper band of the 90 Day Target Percentage for the related Closing Date there will be an adjustment to the Spot Price equal to the product of A)
 .23, and B) the difference between the 90 Day Delinquency Amount and the 90 Day Target Amount (such product being referred to as the "Delinquency Rate Adjustment"). If the 90 Day Delinquency Percentage is greater than the upper band, there will be a reduction of the Spot Price in an amount equal to the Delinquency Rate Adjustment. If the 90 Day Delinquency Percentage is less that the lower band, there will be an increase to the Spot Price in an amount equal to the Delinquency Rate Adjustment.

                                    3.       The Constant Prepayment Rate
("CPR") target band will be equal to the June 2000, 3-month average CPR which was 20.39%, plus or minus one-fifth of such amount (the "CPR Target Band"). If the 3-month average CPR ending as of the end of the month immediately preceding the Closing Date falls within the CPR Target Band, no adjustment to the valuation of the Spot Price will be made. If the 3-month average CPR ending as of the end of the month immediately preceding the Closing Date exceeds the CPR Target Band, the Spot Price will be reduced by the product of A) 1.00%, and B) the Spot Price, for each 100 basis points in CPR above the target band. If the 3-month average CPR as of the end of the month immediately preceding the Closing Date falls below the target band, the Spot Price will be increased by the product of a) 1.00%, and b) the Spot Price, for each 100 basis points in CPR below the target band.

                                    4.       To the extent that there are HELOC
draws in Company-Sponsored Mortgage Loan Securitization Transactions funded by the Company or a Selling Subsidiary which result in an increase to the balance of the residual assets from the period beginning July 1, 2000 and ending on the Closing Date, there will be a related increase to the Spot Price equal to the product of A) .80, and B) the aggregate amount of all such draws.

SECTION II. CONTRACTUAL MORTGAGE SERVICING RIGHTS. Buyer conducted a valuation of certain CMSRs (being the assets listed in the general ledger accounts specified in the definition of CMSR Accounts) relating to the Residual Portfolio as of June 30, 2000. The price for the CMSRs as of the Closing Date, regardless of the amounts or balances in the general ledger account, shall be the "MSR Price" and determined separately for Portfolio A and Portfolio B, each as defined below.

           PORTFOLIO A                        PORTFOLIO B
           -----------                        -----------
             2000-2                             2000-1
             1999-1                             1999-4
             1998-4                             1999-3
             1998-3                             1999-2
             1998-2                             2000-A
             1998-1                             1999-B
             1997-4                             1999-A
             1997-3                             1998-B
             1997-2
             1997-1
             1996-4
             1996-3
             1996-2
             1996-1
             1995-3
             1995-2
             1995-1
             1998-A
             1997-A
             1996-A
             1995-1
             1994-4

             1994-3
             1994-2
             1994-1
             1993-4
             1993-2
             1993-1
             1992-3

SECTION III. OWNED AND OFF-BALANCE SHEET LOANS. The price to be paid by Buyer for the Owned Loans (being the assets listed in the general ledger accounts specified in the definition of Owned Loans Accounts) and the Off-Balance Sheet loans, regardless of the amounts or balances in the general ledger account, is to be determined in accordance with the Letter Agreement of even date herewith which is attached as Schedule 6.25 to this Agreement and in accordance with
Section 6.25 of this Agreement.

DEFINITIONS.

"CPR Adjustment Event" shall mean that the 3-month average CPR is not within the CPR Target Band.

"CPR Target Band" shall have the meaning set forth in Section I(4) of this
Schedule 1.05(c).

"CMSR Accounts" are the following accounts in the Company's general ledger:

                  Account Description                         Account Number
                  -------------------                         --------------
                  Capitalized Servicing                       156390
                  LOCOM Valuation Reserve                     156393
                  CMSR-FAcil Line                             156394
                  Incremental Servicing Reserves              156395

"Delinquency Rate Adjustment" shall mean that the 90 Day Delinquency Percentage, determined in accordance with Schedule 1.05(c), is not within the range between the upper and lower band of the 90 Day Target Amount.

"Distribution Date": the date on which the Company and the Selling Subsidiaries, as applicable, receive Residual Cashflow from the securitization trustee.

"Owned Loan Accounts" are the following accounts in the Company's general ledger:

                  Account Description                         Account Number
                  -------------------                         --------------
                  AEL Loans                                   133001
                  Closed-End Mortgage Loans-HES               133002
                  MS Loans                                    133022
                  98B HLTV                                    133023
                  Mortgage Loans                              133024
                  Real Estate Loans                           133026
                  2nd Mortgage Bulk                           133030
                  Heloc Loans Contra 1999                     133033
                  Real Estate Loans Contra                    133034
                  Bear Stearns Loans                          133035
                  Closed End Contra HFS                       133040
                  Heloc Loans Held for Sale                   133041
                  Heloc Contra HFS                            133042
                  98B HLTV-Contra                             133102
                  Ael MS Contra                               133107
                  Heloc Loans Contra 2000 A                   133108
                  MS Loans Contra                             133122
                  Mortgage Loan Valuation                     133014
                  LOCUM Valuation-HFS                         133037
                  Loan Valuation - HFS Transfer               133043
                  Allowance For Loan Losses                   136001
                  Def'D Cost-Fas 91 Mtg                       130106
                  Def Loan Orig Fees                          130551
                  Deferred Orig. Fees-Mtg                     130553
                  Deferred Orig Fee-Heloc                     130554
                  Premium Paid-Orig                           130555
                  Premiums Paid-Acquisitions                  130556
                  Premiums Paid Bulk                          130557
                  YSP - Conduit - Flow                        130558
                  Contra-Deferred Orig Fees                   130562
                  Deferred Fees-Cond Pool HFI                 130563
                  Deferred Fees-Heloc-HFI                     130564
                  Deferred Fees-Cond Flow-HFI                 130565
                  Deferred Fees Direct-HFI                    130566
                  Deferred Fees CSC-HFI                       130568

"MSR Price": the product of a) the "Pricing Multiple," and b) the ending period unpaid principal balance of the related portfolio for the month ended immediately preceding the Closing Date.

"Pricing Multiple":        Portfolio A -- 0.883%
                           Portfolio B -- 1.415%

"Residual Cashflow Adjustment" shall mean that the Residual Cashflows are greater or less than the Target Cashflows, determined in accordance with this
Schedule 1.05(c).

"Residual Cashflows": the sum of the actual cashflows pertaining to the "Residual Assets" received by the Company and the Selling Subsidiaries, as applicable, beginning in July of 2000 and ending with the Distribution Date immediately preceding for the related Closing Date.

"Residual Portfolio": retained interests in the securitized mortgage loans (including home equity lines of credit) owned by the trusts listed under "Residual Assets."

"SWAP Target Price":


          Closing Date                    "Swap Target Price"
          ------------                    -------------------
        January 31, 2001                      $20,257,484
                                              -----------
       February 28, 2001                      $19,339,972
                                              -----------
         March 31, 2001                       $18,557,459
                                              -----------

"Cashflow Buy-Up Cap":


          Closing Date                 "Cashflow Buy-Up Cap"
          ------------                 ---------------------
        January 31, 2001                    $15,000,000
                                            -----------
       February 28, 2001                    $17,000,000
                                            -----------
         March 31, 2001                     $19,000,000
                                            -----------

"Spot Price":

         Closing Date                     "Spot Price"
         ------------                     ------------
       January 31, 2001                   $369,508,085
       February 28, 2001                  $369,038,549
        March 31, 2001                    $368,853,860

"Target Cashflows":

         Closing Date                   "Target Cashflow"
         ------------                   -----------------
       January 31, 2001                    $59,875,841
       February 28, 2001                   $67,119,692
        March 31, 2001                     $74,070,088

"90 Day Delinquency Amount": for the month ending immediately preceding the Closing Date, the product of a) the 90 Day Delinquency Percentage, and b) the ending period unpaid principal balance of the Residual Portfolio.

"90 Day Delinquency Percentage": for the month ending immediately preceding the Closing Date, the fraction expressed as a percentage in which the numerator is equal to the 90 Plus balances represented in the Residual Portfolio, and the denominator is equal to the ending period unpaid principal balance as of the same date.

"90 Plus": the sum of the unpaid principal balances that are: a) 90 days or more delinquent, b) in Foreclosure, c) Real Estate Owned (REO), provided, however, that bankruptcy accounts do not count toward the 90 day plus calculation. Such amounts shall be determined in a manner consistent with that reported in the statements to certificate holders.

"90 Day Target Amount": is the product of a) the 90 Day Target Percentage as of the applicable Closing Date indicated in the definition of 90 Day Target Percentage, and b) the ending period unpaid principal balance of the Residual Portfolio.

"90 Day Target Percentage":

                     Closing Date                  Upper Band          Lower Band
                     ------------                  ----------          ----------
                   January 31, 2001                   6.44%               5.48%
                   February 28, 2001                  6.57%               5.59%
                    March 31, 2001                    6.66%               5.68%


"Residual Assets": residual assets related to the following Company-Sponsored Mortgage Loan Securitization Transactions (including the related swaps):

             AMLT                            ARHELT
             ----                            ------
            2000-2                           2000-A
            2000-1                           1999-B
            1999-4                           1999-A
            1999-3                           1998-B
            1999-2                           1998-A
            1999-1                           1997-A
            1998-4                           1996-A
            1998-3
            1998-2
            1998-1
            1997-4

            1997-3
            1997-2
            1997-1
            1996-4
            1996-3
            1996-2
            1996-1
            1995-3
            1995-2
            1995-1
            1994-4
            1994-3
            1994-2
            1994-1
            1993-4
            1993-3
            1993-2
            1993-1
            1992-3

"Residual Asset Accounts" are the following accounts on the Company's general ledger:

                  Account Description                         Account Number
                  -------------------                         --------------
                  Overcollateral Interest                     124201
                  Morgan O/C                                  124202
                  Residual Interest Rec., Net                 156301
                  Valuation Reserve                           156308
                  Swap Mtm, Net                               156330
                  Residual Asset-CPL Wet Fund                 156331
                  Incremental Loss Reserves                   156333
                  Wake Financing Reserve                      156334

"Franchise Premium" shall mean the franchise premium set forth in Buyer's written proposal to the Company, as accepted by the Company.

                                                                        ANNEX II


                                                                 January 8, 2001


Board of Directors
Advanta Corp.
Welsh & McKean Roads
P.O. Box 844
Spring House, PA  19477-0844


Members of the Board:


                  You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to Advanta Corp. (the "Company") of the aggregate consideration to be received by the Company in the proposed sale (the "Proposed Sale") by the Company of the assets constituting the Company's mortgage business (collectively, the "Subject Business") to Chase Manhattan Mortgage Corporation (the "Buyer") pursuant to a Purchase and Sale Agreement to be entered into between the Company and the Buyer (the "Agreement").

                  As more specifically set forth in the Agreement, in the Proposed Sale, the Company will sell the Subject Business to the Buyer for a net asset equivalent purchase price of approximately $310 million, representing the sum of Advanta's net investment in the Subject Business and the gain on the proposed sale, subject to adjustment in accordance with the terms of the Agreement.

                  In arriving at our opinion, we reviewed the Agreement, dated January 8, 2001, and held discussions with certain senior officers, directors and other representatives and advisors of the Company concerning the businesses, operations and prospects of the Subject Business. We examined certain financial forecasts and other information and data for the business and operations of the Subject Business which were provided to or otherwise discussed with us by the management of the Company. We reviewed the financial terms of the Proposed Sale as set forth in the Agreement in relation to, among other things: current and historical market prices of certain other companies that we believe to be comparable to the Subject Business and the trading markets of such other companies; the historical and projected revenues and other operating data of the Subject Business; and the historical and projected capitalization and financial condition of the Subject Business. We considered, to the extent publicly available, the financial terms of certain other similar transactions recently effected that we considered relevant in evaluating the consideration to be received in the Proposed Sale. We also considered the results from efforts to solicit proposals for the acquisition of the Subject Business from third parties. We also conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion.

                  In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or furnished to or otherwise reviewed by or discussed with us, including the determination of the net book value of the Subject Business, and have further relied upon the assurances of the management of the Company that they are not aware of any facts that would make any of such information inaccurate or misleading. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have been advised by the management of the Company that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Subject Business and the strategic implications and operational benefits anticipated to result from the Proposed Sale and we have assumed that such financial forecasts will be realized in the amounts and in the time periods currently estimated by management. We express no view with respect to such forecasts and other information and data or the assumptions on which they were based. We have not made or been provided with an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Subject Business nor have we made any physical inspection of the properties or assets of the Subject Business. We are not experts in the evaluation of allowances for loan losses, and we have not made an independent evaluation of the adequacy for loan losses of the Subject Business nor have we reviewed any individual credit files, and we have assumed that the aggregate allowances for loan losses are adequate to cover such losses. We have further assumed that the Proposed Sale will be consummated in accordance with the terms of the Agreement without waiver of any of the conditions precedent to the Proposed Sale contained in the Agreement.

                  As you are aware, we did not participate in the discussions and negotiations among representatives of the Company and the Buyer with respect to the final terms of the Proposed Sale. We were not requested to consider, and our opinion does not address, the relative merits of the Proposed Sale as compared to any alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. Our opinion necessarily is based upon information available to us and financial, stock market and other conditions and circumstances existing and disclosed to us as of the date hereof.

                  Salomon Smith Barney Inc. is acting as financial advisor to the Company in connection with the Proposed Sale and will receive a fee for our services, the major portion of which is payable only upon the consummation of the Proposed Sale. Additionally, we have previously rendered, or are currently rendering, certain investment banking and financial advisory services to the Company and the Buyer, for which we received or will receive, compensation. In addition, in the ordinary course of our business, we and our affiliates may actively trade or hold the securities of the Company and the Buyer for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. Salomon Smith Barney Inc. and its affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with the Company and the Buyer and their respective affiliates.

                  Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of the Company in its evaluation of the Proposed Sale and our opinion is not intended to be and does not constitute a recommendation of the Proposed Sale to the Company or a recommendation to any stockholder as to how such stockholder should vote on any matters relating to the Proposed Sale.

                  Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the consideration to be received by the Company in the Proposed Sale is fair, from a financial point of view, to the Company.

                                                    Very truly yours,



                                                    SALOMON SMITH BARNEY INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  ADVANTA CORP.

         The undersigned, a stockholder of Advanta Corp. (the "Company"), hereby constitutes and appoints Dennis Alter, William A. Rosoff and Elizabeth H. Mai, and each of them acting individually as the attorney and special proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned to attend the Special Meeting of Stockholders of Advanta Corp. to be held on February 27, 2001, at 1:00 p.m. at the Company's headquarters, Welsh and McKean Roads, Spring House, Pennsylvania, and any adjournment or postponement thereof, and thereat to vote all shares that the undersigned would be entitled to cast if personally present as follows:

                (CONTINUED, AND TO BE SIGNED ON THE REVERSE SIDE)
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


            Please mark your votes as indicated in this example. [X]

         1. To consider and vote upon a proposal to approve the Purchase and Sale Agreement, dated as of January 8, 2001, by and between Advanta Corp. and Chase Manhattan Mortgage Corporation and the transactions provided for in the Purchase and Sale Agreement.

            FOR                    AGAINST                   ABSTAIN
            [ ]                      [ ]                       [ ]

         2. To transact such other business as may properly come before the meeting.

IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE PURCHASE AND SALE AGREEMENT, DATED AS OF JANUARY 8, 2001, BY AND BETWEEN ADVANTA CORP. AND CHASE MANHATTAN MORTGAGE CORPORATION AND THE TRANSACTIONS PROVIDED FOR IN THE PURCHASE AND SALE AGREEMENT. This proxy delegates authority to vote on all other matters upon which the undersigned is entitled to vote and which may come before the meeting or any adjournment or postponement of the meeting. The undersigned hereby revokes all previous proxies for the meeting and hereby acknowledges receipt of the notice of the meeting and the proxy statement of Advanta Corp. furnished herewith.

                         PLEASE SIGN AND MAIL PROMPTLY.

Stockholder's Signature(s)__________________________ Date________________, 2001

NOTE: If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach evidence of authority. If a corporation, please sign with full corporate name by a duly authorized officer and affix the corporate seal.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -